As filed with the Securities and Exchange Commission on April 3, 2026
Registration No. 333-264102

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _☐
Post-Effective Amendment No. 4 ☒
(Check appropriate box or boxes.)

Athene Annuity and Life Company
(Name of Insurance Company)

7700 Mills Civic Parkway
West Des Moines, IA 50266-3862
(888) 266-8489

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Blaine Doerrfeld
Athene Annuity and Life Company
7700 Mills Civic Parkway
West Des Moines, IA 50266-3862
(888) 266-8489
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Stephen E. Roth, Esq.
Eversheds Sutherland (US) LLP
700 Sixth Street, N.W.
Washington, DC
20001-3980

Approximate date of commencement of proposed sale to the public: Continuously on and after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b)
☒ on 04/30/2026 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ on [ MM/DD/YYY] pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”)

If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Check each box that appropriately characterizes the Registrant:
☐ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☒ Insurance Company relying on Rule 12h-7 under the Exchange Act
☐ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Athene Amplify ®
Single Purchase Payment Index-Linked
Deferred Annuity Contract
Issued by:
Athene Annuity and Life Company
7700 Mills Civic Parkway
West Des Moines, IA 50266-3862
Tel. (888) 266-8489

     This prospectus describes the Athene Amplify ® Single Purchase Payment Index-Linked Deferred Annuity Contract (the Contract) issued by Athene Annuity and Life Company (the Company, we or us) that is designed for retirement or other long-term investment purposes. The Company does not allow additional Purchase Payments after the initial Purchase Payment. This means the investor will not be able to increase their Contract Value, Death Benefit, or other benefits available under the Contract through additional Purchase Payments. Contracts under this prospectus are no longer available for sale.

The Contract offers index-linked investment options (Index-Linked Segment Options) that provide returns (Segment Credits) based on changes in the value of a broad-based index or indices (the Reference Index). The Contract also offers a Fixed Segment Option that determines Segment Credits at a guaranteed interest rate. The Contract is a complex investment and involves risks, including the potential loss of principal and previously applied Segment Credits.
•Currently, each Index-Linked Segment Option offered has either a Buffer Rate of 10% or 20%, or a Floor Rate of 10%. A Buffer Rate establishes the maximum amount of negative index performance that we will absorb before applying a negative Segment Credit on an Index-Linked Segment Option with a Buffer Rate. A Floor Rate establishes the maximum amount of negative Index Change that may be applied to determine a Segment Credit on the Segment End Date on an Index-Linked Segment Option with a Floor Rate. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, up to 80% with a 20% Buffer Rate, and up to 10% with a 10% Floor Rate. For currently offered Index-Linked Segment Options with a Buffer Rate, the Buffer Rate will always be at least 10%. For currently offered Index-Linked Segment Options with a Floor Rate, the Floor Rate will always be no greater than 10%. For any future Index-Linked Segment Options with a Buffer Rate offered under this Contract, the Buffer Rate will always be at least 5%. With a 5% Buffer Rate, you could lose up to 95% of the amount you invest in an Index-Linked Segment Option with a Buffer Rate due to poor investment performance. For any future Index-Linked Segment Options with a Floor Rate offered under this Contract, the Floor Rate will be no greater than 20%. With a 20% Floor Rate, you could lose up to 20% of the amount you invest in an Index-Linked Segment Option with a Floor Rate due to poor investment performance.
• Each Point-to-Point and Performance Blend Segment Option has a Cap Rate, which limits the maximum positive index performance that may be reflected in the Segment Credit, and a Participation Rate, which is a percentage that is multiplied by any positive index performance after the application of the Cap Rate, to calculate the Segment Credit. The Cap Rate will always be at least 2% on any Segment Option we establish under the Contract. Specifically, we guarantee that Cap Rates will never be less than 2% for an Index-Linked Segment Option with a 1-year Segment Term Period, 4% for an Index-Linked Segment Option with a 2-year Segment Term Period, and 12% for an Index-Linked Segment Option with a 6-year Segment Term Period. The Participation Rate will always be at least 100% on any Segment Option we establish under the Contract.

You may elect a Segment Option with a six-year Segment Term Period only during the first Contract Year. The Performance Blend Segment Option is available only with a six-year Segment Term Period. Six-year Segment Options are not available for renewal. Two-year Segment Options are not available for renewal after the first six Contract Years. For additional information about each Index-Linked Segment Option and the Fixed Segment Option see Appendix A: Investment Options Available Under the Contract.

The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals or a surrender could result in Withdrawal Charges, negative Interim Value adjustments, taxes, and tax penalties, as applicable . Required Minimum Distributions can be withdrawn anytime during a Segment Term Period, including from Index-Linked Segment Options, and, when applicable, will be required on an ongoing basis. Required Minimum Distributions will reduce your Contract Value and the potential for positive Segment Credits that you may receive. The reduction in Contract Value may be significant, and may be greater than the amount withdrawn. Any amounts withdrawn could also result in significant reductions to your Death Benefit and other benefits available under the Contract. While Withdrawal Charges may not apply, Required Minimum Distributions could still result in negative Interim Value adjustments, taxes, and tax penalties, as applicable . Under extreme circumstances, you could lose up to 100% of your investment from a negative Interest Adjustment on money allocated to an Index-Linked Segment Option. Under extreme circumstances, you could lose up to 100% of your investment from a negative Equity A djustment on money allocated to an Index-Linked Segment Option. Therefore, this Contract may not be an appropriate investment for taking these distributions. Please consult a Financial Professional regarding the appropriateness of taking these types of withdrawals from this contract.

All guarantees under the Contract are obligations of the Company and are subject to its creditworthiness, financial strength, and claims paying ability. For additional information on risk associated with owning the Contract see the “Principal Risks of Investing in the Contract” section.

The availability of investment options, contract benefits, or other contract features described in this prospectus may vary depending on the broker-dealer through which the Contract is sold. Please see “Appendix D - Financial Intermediary Variation Chart” for additional information .

Neither the Securities and Exchange Commission (SEC) nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including annuity contracts offering index-linked investment options has been prepared by the Securities and Exchange Commission’s staff and is available at investor.gov.

You should read this prospectus and retain a copy for future reference. This prospectus is not an offer to sell the Contract in any jurisdiction in which it may not be legally sold.

The date of this prospectus is April 30, 2026

State Regulation	74
Evidence of Death, Age, Gender, or Survival	74
Legal Matters	74
Statements	74

1. Glossary
    Accumulation Phase: The period of time between the Contract Date and the Annuity Date, unless the Contract is terminated.

    Administrative Office: Mail Processing Center, P.O. Box 1555, Des Moines, IA 50306-1555; (888) 266-8489.

    Aggregate Index Change: Used in the calculation of the Segment Credit on the Performance Blend Segment Option. This Segment Option uses three indices in its calculation. On the Segment End Date, we calculate the Index Change for each of these indices. The Aggregate Index Change is the sum of the Index Change for the best performing index multiplied by Index Allocation Percentage 1 (50%) plus the Index Change for the second best performing index multiplied by Index Allocation Percentage 2 (30%) plus the Index Change for the third best performing index multiplied by Index Allocation Percentage 3 (20%).

    Annuitant, Joint Annuitant: The Annuitant is the natural person named on the Contract Schedule whose life determines the Annuity Payments made under your Contract. We will allow you to name two natural persons on the application as Joint Annuitants. If there is a Joint Annuitant, the Joint Annuitant must be the Annuitant’s spouse.

    Annuity Date: The Contract Anniversary on or first following the later of the Annuitant attaining age 95, or the 10th Contract Anniversary. In the case of Joint Annuitants, the Annuity Date will be set based on the age of the older Joint Annuitant. You may select an earlier Annuity Date, which may be any time after the Contract Date, by Notice provided to us. The revised Annuity Date must be at least 10 days after our receipt of your Notice.

    Annual Interest Rate: The annual rate used to calculate Segment Credits on the Fixed Segment Option.

    Annuity Payments: Payments paid to you or your designated payee in accordance with the terms and conditions of the Settlement Option elected by the Owner. The payments are made by us and commence on the Annuity Date.

    Annuity Phase: The phase of the Contract when Annuity Payments are being made.

    Beneficiary: The person(s) or entity(ies) named by the Owner to receive the Death Benefit.

    Buffer Rate: The amount of negative Index Change that we will absorb when calculating Segment Credits for an Index-Linked Segment Option with a Buffer Rate. A negative Segment Credit will apply for any negative Index Change or Aggregate Index Change in excess of the Buffer Rate.

    Business Day: Any day of the week except for Saturday, Sunday, and U.S. Federal holidays where U.S. stock exchanges are closed. Our Business Day ends at 4:00 p.m. Eastern Time.

    Cap Rate: The maximum positive Index Change that will be used in the calculation of Segment Credits that may be applied to a Segment Option on the Segment End Date. There is one Cap Rate per Segment Term Period, which applies to the entire Segment Term Period.

    Cash Surrender Value: The Interim Value adjusted for any applicable Withdrawal Charge. You may surrender your Contract by making a written request to our Administrative Office at any time before the Annuity Date and before the Death Benefit becomes payable.

    Company (“we”, “us”, “our”, “ours”): Athene Annuity and Life Company.

    Contract: The Single Purchase Payment Index-Linked Deferred Annuity Contract described by this prospectus.

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    Contract Anniversary: Any twelve-month anniversary of the Contract Date. For example, if the Contract Date is January 19, 2026, then the first Contract Anniversary is January 19, 2027.

    Contract Date: The date your Contract is issued, as shown on the Contract Schedule.

    Contract Value: The Contract Value at any time is equal to the sum of the Segment Values.

    Contract Year: The twelve-month period that begins on the Contract Date and each Contract Anniversary. For example, if the Contract Date is January 19, 2026, then the first Contract Year is the twelve-month period that includes January 19, 2026 through January 18, 2027.

Crediting Method: Used to determine the calculation of the Segment Credits. Crediting Methods include the Point-to-Point Crediting Method, Performance Blend Crediting Method, and Fixed Crediting Method. Each Crediting Method has distinct methodology to calculate Segment Credits.

    Death Benefit: During the Withdrawal Charge Period, the Death Benefit will be equal to the greater of the Interim Value or the Purchase Payment less net proceeds from prior Withdrawals. After the Withdrawal Charge Period, the Death Benefit will be equal to the Interim Value. The Death Benefit will be calculated as of the date of death. If the Owner is changed or an additional Owner is added during the Withdrawal Charge Period, the Death Benefit will equal the Interim Value unless the Contract is continued by a surviving spouse.

    Equity Adjustment: A positive or negative adjustment to Segment Value that is applied to any Withdrawal from an Index-Linked Segment Option on a day other than a Segment End Date. The Equity Adjustment is equal to zero on the Segment End Date. The Equity Adjustment does not apply to the Fixed Segment Option.

Financial Professional: A registered representative of a broker-dealer that has a selling agreement with our principal underwriter, Athene Securities.

Fixed Crediting Method: The Crediting Method in which Segment Credits are determined daily based on the declared Annual Interest Rate.

    Fixed Segment Option: The Segment Option that calculates Segment Credits daily based on the Fixed Crediting Method. The Fixed Segment Option does not include a Reference Index.

    Free Withdrawal: A Withdrawal amount on which no Withdrawal Charge applies. An Interest Adjustment and Equity Adjustment will still apply.

    Floor Rate: The maximum negative Index Change that may be applied in the calculation of Segment Credits for an Index-Linked Segment Option with a Floor Rate on the Segment End Date.

    Good Order: A request, including an application, is in Good Order if it contains all the information we require to process the request. Good Order also includes delivering information on the correct form, with any required certifications, guarantees, and/or signatures, to our Administrative Office.

    Holding Account: An account that holds the Purchase Payment until it is allocated to the Segment Options according to the Segment Allocation Percentages you select. Interest is credited daily to the Holding Account at the Holding Account Fixed Interest Rate.

    Holding Account Fixed Interest Rate: The annual rate used to calculate interest credited on amounts held in the Holding Account.

    Index Allocation Percentage: The percentage used to calculate the portion of Index Change from each Reference Index that will be used in the Aggregate Index Change for a Performance Blend Segment Option.

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    Index Change: The percentage change in the Index Price of the Reference Index for the selected Segment Option, as measured from the Segment Start Date to the Segment End Date.

    Index-Linked Segment Option: Any Segment Option that is not the Fixed Segment Option. An Index-Linked Segment Option includes a Reference Index.

    Index Price: The Index Price for any date, including any Segment Start Date, Segment End Date, Annuity Date or date of death is the closing price of the Reference Index on that date. The closing price of the Reference Index is the price determined and published by the provider of the Reference Index at the end of each Business Day. Any change in price after the closing price has been published will not be reflected.

    Interim Value: The Interim Value at any time is equal to the sum of the Segment Interim Values.

    Interest Adjustment: A positive or negative adjustment to the Segment Value that is applied to any Withdrawal during the first six years of the Contract, including Withdrawals taken on a Segment End Date. The Interest Adjustment approximates the change in value of debt instruments supporting the Contract, which we sell to fund the Withdrawal. The Interest Adjustment does not apply to any Withdrawal taken after the first six Contract Years.

    IRA Account: A traditional, Roth, or other Individual Retirement Account established for the Owner and the Owner’s beneficiaries, through which a Contract may be purchased.

Non-Qualified Contract: A Contract that is not qualified for special tax treatment under the Internal Revenue Code.

    Notice, Notify, Notifying: Requests and information that you sign and that we receive and accept at our Administrative Office in any form offered by and acceptable to us.

    Owner (“you”, “your”): The Contract Owner named in the application, or their successor or assignee if you provide Notice and the Company has acknowledged the assignment. If no Owner is named on the application, the Annuitant will be the Owner. If Joint Owners are named, all references to the Owner shall mean the Joint Owners. Joint Owners must be Spouses.

    Participation Rate: A percentage that is multiplied by any positive Index Change, after the application of the Cap Rate, in the calculation of the Segment Credit. This percentage will not be less than 100%. There is one Participation Rate per Segment Term Period, which applies to the entire Segment Term Period.

    Performance Blend Crediting Method: A Crediting Method in which the Segment Credit is determined based on on a weighted average of three Reference Indices., as measured from the Segment Start Date to the Segment End Date, and the applicable Cap Rate, Participation Rate, and Buffer Rate. This Crediting Method calculates an Aggregate Index Change using three underlying indices, rather than an Index Change based on a single underlying index.

    Performance Blend Segment Option: A type of the Index-Linked Segment Option that calculates Segment Credits using the Performance Blend Crediting Method.
Point-to-Point Crediting Method: A Crediting Method in which the Segment Credit is determined based on the performance of the Reference Index and the applicable Cap Rate, Participation Rate, and a Floor or Buffer Rate. The Reference Index performance is determined by observing the Index Price only on the Segment Start Date and Segment End Date.

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Point-to-Point Segment Option: A type of Index-Linked Segment Option that calculates Segment Credits based on the Point-to-Point Crediting Method.

    Premium Tax: The amount of tax, if any, charged by the state or municipality in which your Contract is issued.

    Purchase Payment: The amount you pay to us under your Contract, as shown on the Contract Schedule. The Purchase Payment is due on the Contract Date. We may limit the amount of Purchase Payment that we will accept for your Contract.

    Qualified Contract: A Contract that qualifies for special tax benefits under the Internal Revenue Code, such as a Section 408(b) Individual Retirement Annuity.

    Reference Index: The index or indices used in the calculation of the Segment Credit for a Segment Option.

    Right to Cancel Period: The period of time you may examine your Contract after you receive it. The Right to Cancel Period may vary according to state law.

    Securities Act: The Securities Act of 1933, as amended.

    Segment Credit: The amount we credit to each Segment Option according to the terms of the Segment Option and Crediting Method. Segment Credits are credited to the Fixed Segment Option daily based on the Annual Interest Rate. Segment Credits on the Fixed Segment Option cannot be negative. Segment Credits are credited to Index-Linked Segment Options on the Segment End Date based on the performance of the Reference Index subject to the applicable Cap Rate, Participation Rate, and Floor Rate or Buffer Rate. Segment Credits on Index-Linked Segment Options may be negative amounts, which will reduce the Segment Value.

    Segment End Date: The last day of a Segment Term Period. The Segment Credit for Index-Linked Segment Options is calculated and applied to the Segment Value on the Segment End Date. The next Segment Start Date coincides with the Segment End Date.

    Segment Fee: An annualized rate that is assessed daily as a percentage of the Segment Fee Base on Index-Linked Segment Options. The Segment Fee amount for that Segment Option is then deducted daily from that Segment Option’s Segment Value during the Accumulation Phase. The Segment Fee will never reduce the Segment Value below zero. The Segment Fee does not apply to the Fixed Segment Option.

    Segment Fee Base: The initial Segment Fee Base for each Segment Option during each Segment Term Period is the Segment Value on the Segment Start Date. The Segment Fee Base on any other day in the Segment Term Period is the Segment Value on the Segment Start Date less any Withdrawals deducted from the Segment Option through the prior Business Day. We use the Segment Fee Base to determine the Segment Fee amount we will deduct from that Segment Option’s Segment Value.

    Segment Interim Value: The Segment Value adjusted for any applicable Equity Adjustment and Interest Adjustment.

    Segment Options: Segment Options include Index-Linked Segment Options and the Fixed Segment Option available under your Contract. Each Segment Option will have a Segment Term Period. Each Point-to-Point and Performance Blend Segment Option will also have a Reference Index, a Cap Rate, a Participation Rate, a Floor or Buffer Rate, and will be subject to a Segment Fee. The Performance Blend Segment Option will also have Index Allocation Percentages. The Segment Options available on the first Segment Start Date following your Contract Date will be shown on the Contract Schedule.

    Segment Start Date: The first date of a Segment Term Period.

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    Segment Term Period: The Segment Term Period for each Segment Option will be shown on the Contract Schedule. The Segment Term Period ends on the Segment End Date. Upon expiration of each Segment Term Period, a new Segment Term Period will begin. Please see the “Setting Your Segment Start Date and Segment End Date” section for further details.

    Segment Value: On the initial Segment Start Date, the Segment Value is equal to the portion of the Purchase Payment plus any Holding Account interest allocated to the Segment Option. On any other day, the Segment Value is equal to the Segment Value on the Segment Start Date decreased by any Segment Fee amounts applied to that Segment Option since the Segment Start Date, increased by Segment Credits applied to the Segment Option, increased by amounts transferred from another Segment Option, decreased by amounts transferred into another Segment Option, and decreased by Withdrawals from the Segment Option. Segment Credits are applied daily to the Fixed Segment Option and are applied to Index-Linked Segment Options only on the Segment End Date. Transfers between Segment Options will occur only on a Segment End Date.

    Separate Account: The segregated account, established by the Company under Iowa Law in which we hold reserves for our obligations under the Contract. The portion of the assets of the Separate Account equal to the reserves and other Contract liabilities with respect to the Separate Account will not be chargeable with liabilities arising out of any other business we may conduct. As Owner of the Contract, you do not participate in the performance of assets held in the Separate Account and do not have any direct claim on them. The Separate Account is not registered under the Investment Company Act of 1940.

    Settlement Option: An option available under the Contract for receiving Annuity Payments, which we guarantee as to the dollar amount.

    Spouses: Individuals who are recognized as legally married under Federal law.

    Withdrawal: Unless otherwise specified, it is a Withdrawal of any type taken under your Contract, including a partial Withdrawal, a Required Minimum Distribution, a surrender of your Contract, payment of a Death Benefit or the application of Interim Value to a Settlement Option. Withdrawal refers to the amount of Contract Value withdrawn for such benefits before the application of Withdrawal Charges, Interest Adjustments, and Equity Adjustments. We do not treat the deduction of the Segment Fee amount as a Withdrawal.

    Withdrawal Charge: The charge we assess when you surrender the Contract or make a partial withdrawal during the first six Contract Years. Any amounts withdrawn from the Contract Value are assessed a Withdrawal Charge. The Withdrawal Charge does not apply to the Free Withdrawal amount.

    Withdrawal Charge Period: The Contract years during which you pay a Withdrawal Charge on amounts withdrawn. The Withdrawal Charge Period ends when the Withdrawal Charge Rate declines to 0% in the Withdrawal Charge Rate schedule set forth in your Contract Schedule.

    Withdrawal Charge Rate: The percentage used to calculate the Withdrawal Charge.

2. Overview of the Contract

Purpose of the Contract
    Athene Amplify® is a Single Purchase Payment Index-Linked Deferred Annuity Contract that is designed for retirement or other long-term investment purposes. It is intended for long term investment purposes and is designed for investors who are looking for a level of protection for their principal, while providing potentially higher returns than are available from traditional fixed annuities. This Contract is not intended for someone who is seeking complete protection from downside risk or for investors who plan to take Withdrawals in excess of the annual Free Withdrawal amount or surrender the Contract during the first six Contract Years. The Contract can be purchased as either a Qualified Contract or a Non-Qualified Contract.

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    The Contract can be owned in the following ways:
•Sole Owner who is an individual or trust with a natural person as grantor; or
•Sole Owner who is an individual and his or her spouse as the Joint Owner or a trust with a natural person and his or her spouse as grantors (available for Non-Qualified Contract only).
We are not an investment adviser and do not provide any investment advice in connection with the Contract.

Phases of the Contract
    The Contract has two phases: an Accumulation (Savings) Phase and an Annuity (Income) Phase.

Accumulation (Savings) Phase
During the Accumulation Phase, you can allocate your Contract Value to one or more of the available Index-Linked Segment Options and/or the Fixed Segment Option. For additional information about each Index-Linked Segment Options and the Fixed Segment Option see Appendix A: Investment Options Available Under the Contract.

Index-Linked Segment Options:
We will apply positive or negative Segment Credits to amounts allocated to the Index-Linked Segment Options on the Segment End Date based, in part, on the performance of the Reference Index. You could lose a significant amount of money if the Reference Index declines in value.

Each Index-Linked Segment Option will have a Buffer Rate or Floor Rate.

Buffer Rate
A Buffer Rate establishes the amount of loss attributable to negative Index Change that we will absorb before we apply a negative Segment Credit to the Segment Value for an Index-Linked Segment Option with a Buffer Rate on the Segment End Date. A negative Segment Credit will apply for any negative Index Change in excess of the Buffer Rate. Theoretically, for an Index-Linked Segment Option subject to a 10% Buffer Rate, the negative Index Change that is used to calculate the Segment Credit percentage may be as high as 90%, which could lead to substantial loss of principal and previously credited Segment Credits.

Currently, each Index-Linked Segment Option with a Buffer offered has a Buffer Rate of 10% or 20%. If the Index Change is -25%, a 10% Buffer Rate will limit the negative interest credited to -15%, which is the amount that exceeds the Buffer Rate. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, and up to 80% with a 20% Buffer Rate. For currently offered Index-Linked Segment Options with a Buffer Rate, the Buffer Rate will always be at least 10%. For any future Index-Linked Segment Options with a Buffer Rate offered under this Contract, the Buffer Rate will always be at least 5%. With a 5% Buffer Rate, you could lose up to 95% of the amount you invest in an Index-Linked Segment Option with a Buffer Rate due to poor investment performance.

Floor Rate
The Floor Rate establishes the maximum amount of negative Index Change that will be used in the     determination of the Segment Credit for an Index-Linked Segment Option with a Floor Rate on a Segment End Date. For a Segment Option with a 10% Floor Rate, this means that any negative Segment Credit percentage will not be more than 10% in a Segment Term Period. Over multiple Floor Segment Term Periods, cumulative negative Segment Credits may exceed the Floor Rate established by the Segment Option because a negative Segment Credit up to the amount of the Floor Rate may be applied on each Segment End Date.

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Currently, each Index-Linked Segment Option with a Floor offered has a Floor Rate of 10%. If the Index Change is -25%, a 10% Floor Rate will limit the negative interest credited to -10%, which is the amount that does not exceed the Floor Rate. This means you could lose up to 10% of the amount you invest in an Index-Linked Segment Option with a 10% Floor Rate due to poor investment performance. For currently offered Index-Linked Segment Options with Floor Rates, the Floor Rate will be no greater than 10%. For any future Index-Linked Segment Options with a Floor Rate offered under this Contract, the Floor Rate will always be no greater than 20%. With a 20% Floor Rate, you could lose up to 20% of the amount you invest in an Index-Linked Segment Option with a Floor Rate due to poor investment performance.

Each Index-Linked Segment Option will have a Cap Rate and a Participation Rate. The Cap Rate establishes the maximum positive Index Change or Aggregate Index Change used to calculate Segment Credits for Index-Linked Segment Options before the Participation Rate is applied. The Participation Rate is a percentage that is multiplied by and positive Index Change or Aggregate Index Change after the application of the Cap Rate, to calculate the Segment Credit for Index-Linked Segment Options. If the Index Change is 12%, a 4% Cap Rate with a 100% Participation Rate will limit the positive Segment Credit to the Cap Rate of 4%, which is the Cap Rate multiplied by the 100% Participation Rate.

The Cap Rate will always be at least 2% on any Segment Option we establish under the Contract. Specifically, we guarantee that Cap Rates will never be less than 2% for 1-year Segment Options, less than 4% for 2-year Segment Options and 12% for 6-year Segment Options. The Participation Rate will always be at least 100% on any Segment Option we establish under the Contract.

You may elect a Segment Option with a six-year Segment Term Period only during the first Contract Year. The Performance Blend Segment Option is available only with a six-year Segment Term Period. Six-year Segment Options are not available for renewal. Two-year Segment Options are not available for renewal after the first six Contract Years.

Fixed Segment Option:
The Contract provides one Fixed Segment Option. It is currently available with a 1-year Segment Term Period and credits interest daily at a declared Annual Interest Rate. A new Annual Interest Rate is declared for each Segment Term Period. The Annual Interest Rate will never be less than 1.00%.

Because the Fixed Segment Option does not have risk of poor investment performance and provides minimum values after the application of the Interest Adjustment that comply with Standard Nonforfeiture Law for Deferred Annuities, it is not registered under the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures describing the Fixed Segment Option are subject to certain generally applicable provisions of the Federal securities laws regarding the accuracy and completeness of disclosure.

If amounts are withdrawn from the Fixed Segment Option during the first six years of the Contract, we will apply an Interest Adjustment. This may result in a significant reduction to the net proceeds you receive from the Withdrawal. Withdrawal Charges, taxes, and tax penalties may also apply.

Additional information about each Index-linked Segment Option and the Fixed Segment Option is provided in Appendix A: Investment Options Available Under the Contract.

Annuity (Income) Phase
You enter the Annuity Phase when you annuitize your Contract. During the Annuity Phase, you will receive a stream of fixed income payments for the annuity payout period you elect. You can elect to receive annuity payments (1) for the life of the Annuitant; (2) for life of the Annuitant with a guaranteed period; (3) in monthly installment payments for the period required for the sum of monthly payments to equal the total amount applied to the option and, thereafter, for life of the Annuitant; (4) for the joint lifetimes of two Annuitants and in equal amount

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for the remaining lifetime of the survivor; or (5) in monthly payments for a fixed period elected. When you annuitize, your Segment Value is converted to income payments and you will no longer be able to make any additional withdrawals from your Contract. All Accumulation Phase benefits, including the Death Benefit, terminate upon annuitization. The Annuity Phase ends when we make the last payment under your selected Settlement Option.

Contract Features
Segment Fee
The Contract includes a Segment Fee that is deducted daily from each Index-linked Segment Option at an annualized rate of 0.95% based on the Segment Value. See the “Charges and Adjustments” section for more information.

Access to Your Money
     During the Accumulation Phase before any Death Benefit becomes payable, you may access your Contract Value by surrendering the Contract or taking a partial Withdrawal. Proceeds payable on a partial Withdrawal or surrender may also be subject to Withdrawal Charges, Interest Adjustments and Equity Adjustments, and an additional 10% federal tax penalty if made before the Owner is age 59½. Withdrawals will reduce your Contract Value and the potential for positive Segment Credits that you may receive. The reduction in Contract Value may be significant, and may be greater than the amount withdrawn. Any amounts withdrawn could also result in significant reductions to your Death Benefit and other benefits available under the Contract.

Death Benefit
    During the Accumulation Phase, your Contract pays your beneficiaries a Death Benefit if the Owner dies or, if the Owner is a non-natural person (like a trust), the Annuitant dies. During the Withdrawal Charge Period, the Death Benefit is equal to the greater of:
1.The Purchase Payment less net proceeds from prior Withdrawals; and
2.The Interim Value on the date of death.

    After the Withdrawal Charge Period, the Death Benefit will be equal to the Interim Value on the date of death. Net proceeds from prior Withdrawals are equal to the Contract Value withdrawn after the application of Withdrawal Charges, Interest Adjustments, and Equity Adjustments. Withdrawals do not include any Segment Fee amounts.

If the Owner is changed or a new Owner is added during the Withdrawal Charge Period, the Death Benefit will be equal to the Interim Value on the date of death.

Interim Value Adjustments
Any Withdrawal (including any Free Withdrawal amount or surrender of your Contract) or payment of a Death Benefit from an Index-Linked Segment Option on any date prior to the Segment End Date will be subject to an Equity Adjustment. Any Withdrawal or payment of a Death Benefit during the first six Contract Years will be subject to an Interest Adjustment. You could lose a significant amount of money due to the application of these adjustments. The Equity Adjustment will generally be negatively affected by poor market performance, increases in volatility of index prices, and decreases in interest rates. The Interest Adjustment will generally be negatively affected by increases in interest rates. The Interim Value may be less than the amount allocated to the Segment
Options or less than the amount you would receive had you held amounts allocated to Segment Options until the
Segment End Dates. All other factors being equal, the Interim Value will be lower the earlier a Withdrawal or surrender is made during a Segment Term Period.

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3. Key Information

	FEES, EXPENSES	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you surrender your Contract or make a partial Withdrawal from the Contract greater than the Free Withdrawal amount during the first six Contract Years, you will be assessed a Withdrawal Charge of up to 8% of the Contract Value withdrawn less the Free Withdrawal amount. For example, if you make a withdrawal of $100,000 in the first Contract Year, you could pay a withdrawal charge of up to $8,000. This loss will be greater if there is a negative adjustment to the Interim Value, taxes, or tax penalties.

If you make a Withdrawal from your Contract, including a partial Withdrawal, Surrender, payment of a Death Benefit, annuitization, or exercise a Performance Lock, your Contract Value may be subject to an Equity Adjustment. Amounts withdrawn from any Segment Option during the first six Contract Years will be subject to an Interest Adjustment.

In extreme situations you could lose up to 100% of your Segment Value due to a negative Interest Adjustment on money allocated to an Index-Linked Segment Option.. For example, if you allocate $100,000 to a 2-year Index-Linked Segment Option and during the first six Contract Years withdraw the entire amount before the 2-year Segment Term Period has elapsed, you could lose up to $100,000 due to a negative Interest Adjustment. This loss will be greater (but never more than 100% of your investment) if you also pay a Withdrawal Charge, taxes or tax penalties.

In extreme circumstances you could also lose up to 100% of your Segment Value due to a negative Equity Adjustment on money allocated to an Index-Linked Segment Option. For example, if you allocate $100,000 to a 2-year Index-Linked Segment Option and during the first six Contract Years withdraw the entire amount before the 2-year Segment Term Period has elapsed, you could lose up to $100,000 due to a negative Equity Adjustment. This loss will be greater (but never more than 100% of your investment) if you also pay a Withdrawal Charge, taxes or tax penalties.

Fee Table

Charges and Adjustments – Withdrawal Charges

Charges and Adjustments – Interest Adjustment

Charges and Adjustments –Equity Adjustment;

Appendix B - Segment Interim Value Examples

Appendix C - Performance Lock Examples

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Are There Transaction Charges?	No. The Contract does not impose any front-end load or charge on transfers between Segment Options.	N/A
Are There Ongoing Fees and Expenses?
Yes. The Contract imposes a Segment Fee on amounts allocated to Index-Linked Segment Options.

In addition, there is an implicit ongoing fee on the Index-Linked Segment Options to the extent that your participation in index gains is limited by the Cap Rate. This means that your returns may be lower than index gains. In return for accepting this limit on index gains, you will receive some protection from index losses. This implicit fee is not reflected in the table below.

The table below describes the fees and expenses that you may pay each year depending on the Segment Options you choose. Please refer to your Contract Schedule for further information about the specific fees you will pay each year based on the Segment Option(s) you have elected.

Fee Table Charges and Adjustments – Segment Fees

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Annual Fee	Minimum	Maximum
Base Contract[1]	0.9747%	0.9747%
[1]The Base Contract consists of the Segment Fee. The Segment Fee is calculated as a percentage of the Segment Fee Base for each Segment Option.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes you do not take any Withdrawals from the Contract, which could add Withdrawal Charges and negative adjustments to Segment Value that substantially increase costs.

Lowest Annual Cost: $888.46	Highest Annual Cost: $888.46
Assumes: - Investment of $100,000 - 5% annual appreciation - No Withdrawal charge - No Equity Adjustment - No Interest Adjustment - No additional Purchase Payments, transfers, or withdrawals	Assumes: - Investment of $100,000 - 5% annual appreciation - No Withdrawal charge - No Equity Adjustment - No Interest Adjustment - No additional Purchase Payments, transfers, or withdrawals

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	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?
Yes. You could lose money by investing in the Contract. Currently, each Index-Linked Segment Option offered has either a Buffer Rate of 10% or 20% or a Floor Rate of 10%. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, up to 80% with a 20% Buffer Rate, and up to 10% with a 10% Floor Rate. For currently offered Index-Linked Segment Options with a Buffer Rate, The Buffer Rate will always be at least 10%. For currently offered Index-Linked Segment Options with a Floor Rate, the Floor Rate will be no greater than 10%. For any future Index-Linked Segment Options with a Buffer Rate offered under this Contract, the Buffer Rate will always be at least 5%. With a 5% Buffer Rate, you could lose up to 95% of the amount you invest in an Index-Linked Segment Option with a Buffer Rate due to poor investment performance. For any future Index-Linked Segment Options with a Floor Rate offered under this Contract, the Floor Rate will be no greater than 20%. With a 20% Floor Rate, you could lose up to 20% of the amount you invest in an Index-Linked Segment Option with a Floor Rate due to poor investment performance.
Principal Risks of Investing in the Contract - Risk of Loss

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Is this a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the Contract as a short-term investment. Withdrawals may be subject to a Withdrawal Charge, federal and state income taxes and tax penalties. Withdrawals from an Index-Linked Segment Option before the Segment End Date may also be subject to a negative Equity Adjustment and Withdrawals taken from any Segment Option during the first six Contract Years may be subject to a negative Interest Adjustment.

Any amounts withdrawn will also reduce your future growth potential from positive index performance because any subsequent positive Segment Credits will be lower due to the reduction in the Contract Value. The reduction in Contract Value may be significant, and may be greater than the amount withdrawn. Any amounts withdrawn could also result in significant reductions to your Death Benefit and other benefits available under the Contract. If you want to transfer the Segment Value to one or more Segment Options, you must notify us at least two Business Days prior to the next Segment End Date, and the Segment Value will be re-allocated following the Segment End Date according to your instructions. If you do not request a transfer of Segment Value on the Segment End Date, your Segment Value will remain in the same Segment Options(s), if available, subject to new Cap Rates, Participation Rates and Annual Interest Rates.
Principal Risks of Investing in the Contract - Liquidity Risk
What Are the Risks Associated with the Investment Options?	An investment in the Contract is subject to the risk of poor investment performance. Investment performance will vary depending on the performance of the Reference Index for the Index-Linked Segment Options under the Contract. Each Segment Option, including the Fixed Segment Option, will have its own unique risks. You should review the Segment Options before making an investment decision.

	For investments in a Point-to-Point and Performance Blend Segment Option, the Cap Rate will limit positive index performance (e.g., limited upside). For example, if an Index-Linked Segment Option has a Cap Rate of 8% and the Index Change is 12%, the Segment Credit on the Segment End Date would be 8%	Principal Risks of Investing in the Contract

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As a result, you may earn less than the index gain.

For investments in a Point-to-Point and Performance Blend Segment Option, we also apply a Participation Rate after the application of the Cap Rate, when calculating Segment Credits. For example, if an Index-Linked Segment Option is uncapped and has a Participation Rate of 125%, and the Index Change is 12%, the Segment Credit on the Segment End Date would be 15%.

For investments in an Index-Linked Segment Option with a Buffer Rate, the Buffer Rate will limit negative returns (e.g., limited protection in the case of market decline). For example, if the Index-Linked Segment Option has a Buffer Rate of 10% and the Index Change is −25%, we will absorb the first 10% of negative index performance, and the Segment Credit will be -15% (the remaining amount of the negative index performance) on the Segment End Date.

For investments in an Index-Linked Segment Option with a Floor Rate , the Floor Rate will limit negative returns (e.g., limited protection in the case of market decline). For example, if the Index-Linked Segment Option has a Floor Rate of 10% and the Index Change is −25%, the Segment Credit will be -10%, and we will absorb the remaining amount of the negative index performance (-15%) on the Segment End Date.

Each Reference Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Reference Index. This will reduce the Index Change and will cause the Reference Index to underperform a direct investment in the securities composing the Reference Index.

What Are the Risks Related to the Insurance Company?	An investment in the Contract is subject to risks related to the Company. Any payment obligations under the Contract, including the Index-Linked Segment Options and the Fixed Option, guarantees and benefits, are subject to the Company’s claims-paying ability. You may obtain more information about the Company’s financial strength by contacting us at (888) 266-8489.	Principal Risks of Investing in the Contract - Our Financial Strength and Claims Paying Ability

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	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes. You cannot transfer out of an Index-Linked Segment Option to another Segment Option prior to the Segment End Date. If you do not want to remain in an Index-Linked Segment Option until the Segment End Date, your only options are to make a Withdrawal out of an Index-Linked Segment Option or surrender the Contract. The amount you would receive would be based on the Interim Value. For Withdrawals and surrenders, Withdrawal Charges may also apply.

We will notify you of the Cap Rate and Participation Rate for the new Segment Term Period for each Index-Linked Segment Option at least 15 days prior to the Segment End Date of the prior Segment Term Period. You may elect a Segment Option with a six-year Segment Term Period only during the first Contract Year. The Performance Blend is available only with a six-year Segment Term Period. Six-year Segment Option are not available for renewal Two-year Segment Options are not available for renewal after the first six Contract Years. Segment Options available beyond the Withdrawal Charge Period will be limited to one-year Segment Term Periods. If you do not request a transfer or withdraw the Segment Value, Segment Options with six-year and two-year Segment Term Periods ending on or after the last day of the Withdrawal Charge Period will follow the default re-allocation rules noted in Appendix A.

If the publication of a Reference Index is discontinued or the calculation of the Index is substantially changed, we have the right to substitute an alternative index prior to the Segment End Date. If we substitute an index for an existing Index-Linked Segment Option during a Segment Term Period, we will not change the Buffer Rate, Floor Rate, Cap Rate or the Participation Rate. We will attempt to choose a new index that has a similar objective and risk profile to the existing Reference Index.

The availability of Segment Options and/or Reference Indices may vary by state or financial intermediary. Please see "Appendix C - State Variation Chart" and "Appendix D - Financial Intermediary Variation Chart" for details.
The Insurance Company and Investment Options - The Segment Options

Principal Risks of Investing in the Contract - Discontinuation or Substitution of an Index

Appendix C - State Variation Chart

Appendix D - Financial Intermediary Variation Chart

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Are There Any Restrictions on Contract Benefits?
Yes.
•There are restrictions and limitations relating to benefits offered under the Contract (Death Benefit, Free Withdrawals, Required Minimum Distributions, Confinement Waiver, Terminal Illness Waiver).
•Except as otherwise provided in the prospectus, the Confinement Waiver, Terminal Illness Waiver, and Guaranteed Minimum Death Benefit may not be terminated by the Company. Please see the “Confinement Waiver”, “Terminal Illness Waiver”, and “Death Benefit” sections for information about actions that can cause these benefits to terminate.
•Withdrawals will reduce the Death Benefit, perhaps by more than the amount withdrawn.

The availability of contract benefits may vary by state or financial intermediary. Please see "Appendix C - State Variation Chart" and "Appendix D - Financial Intermediary Variation Chart" for details.
Benefits Available Under the Contract Appendix C -State Variation Chart Appendix D - Financial Intermediary Variation Chart
	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties. Generally, you are not taxed until you make a Withdrawal from the Contract. There is no additional tax benefit to the investor if the Contract is purchased as a Qualified Contract.
Taxes

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	CONFLICTS OF INTEREST	Location in Prospectus
How are Financial Professionals Compensated?
Some financial professionals may receive compensation for selling the Contract to you, both in the form of commissions and in the form of production incentives as explained in the “Distribution” section. Financial professionals may also receive additional compensation for enhanced marketing opportunities and other services (commonly referred to as “marketing allowances”). This conflict of interest may influence the financial professional to recommend this Contract over another investment.
Other Information - Distribution
Should I Exchange My Contract?
Some financial professionals may have a financial incentive to offer a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract rather than continue to own your existing Contract.
Other Information - Distribution

4. Fee Table
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making Withdrawals from a Segment Option or from the Contract. Please refer to your Contract Schedule for information about the specific fees you will pay each year based on the options you have elected.

The first table describes fees and expenses that you will pay at the time that you buy the Contract, surrender or make Withdrawals from a Segment Option or from the Contract, or transfer Contract Value between Segment Options. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.

Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Withdrawal Charge (as a percentage of the amount withdrawn)[1,2]	8%
Transfer Fee	None

1The Withdrawal Charge percentage is deducted upon a withdrawal of amounts in excess of the 10% Free Withdrawal amount. For a complete description of charges, please see Charges and Adjustments – Withdrawal Charges in the prospectus and Appendix C- State Variation Chart.

2The amount of the Withdrawal Charge decreases over time, measured from the date the Purchase Payment is credited to the Contract. The Withdrawal Charge percentages are shown below.

Contract Years Since Purchase Payment	1	2	3	4	5	6	7+
Withdrawal Charge (%)	8%	8%	7%	6%	5%	4%	0%

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The next table describes the adjustments, in addition to any transaction fees, that apply if all or a portion of the Contract Value is removed from a Segment Option or from the Contract before the expiration of a specified period.

Adjustments
Maximum Potential Loss Due to Equity Adjustment (as a percentage of Contract Value on the Segment Start Date)[1]	100%
Maximum Potential Loss Due to Interest Adjustment (as a percentage of Contract Value withdrawn from an Index-Linked Segment Option)[2]	100%

1Contract transactions subject to an Equity Adjustment are a partial Withdrawal, a Required Minimum Distribution, a surrender of your Contract, payment of a Death Benefit, a Performance Lock, or the application of Interim Value to a Settlement Option from an Index-Linked Segment Option on any date before the Segment Term End Date. See Charges and Adjustments – Interest Adjustment and Equity Adjustment for more information.
2Withdrawals from your contract (including both partial Withdrawals and a surrender of your contract) during the first six years will be subject to an Interest Adjustment. The Fixed Segment Option is subject to Standard Nonforfeiture Law for Individual Deferred Annuities, and a negative Interest Adjustment will not cause the amount payable upon Withdrawal from the Fixed Segment Option to be less than the minimum nonforfeiture amount required by the laws of the state in which it was issued. See Charges and Adjustments – Interest Adjustment and Equity Adjustment for more information.

The next table describes the fees that you will pay each year during the time that you own the Contract.

Annual Contract Expenses
Administrative Expenses	None
Base Contract Expenses (as a percentage of average account value or Contract Value)[1]	0.95%
Optional Benefit Expenses (as a percentage of benefit base or other (e.g., average account value)	None
1Base Contract Expenses consist of the Segment Fees. Segment Fee is calculated as a percentage of the Segment Fee Base for each Segment Option.

In addition to the fees described above, we may limit the amount you can earn on the Index-Linked Segment Options. This means your Segment Credits may be lower than the positive Index Change. In return for accepting this limit on index gains, you will receive some protection from index losses.

5. General Description of Contracts

Owner, Joint Owners
    Owner means the person entitled to the ownership rights under the Contract, as named in the application. The Owner names the Annuitant or Joint Annuitant. If Joint Owners are named, as permitted for Non-Qualified Contracts only, all references to Owner shall mean Joint Owners. Joint Owners must be one another’s Spouse as of the Contract Date and must both be natural persons. All rights described in your Contract may be exercised by you, subject to the rights of any assignee on record with us and any irrevocably named Beneficiary. You may request to change an Owner by Notifying us. We will not be bound by an assignment until we acknowledge it. If your Contract is assigned, the assignment will take effect as of the date you signed the Notice, unless you specify otherwise, subject to any payments made or actions taken by us prior to receipt of this Notice. We have no liability under any

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assignment for our actions or omissions done in good faith. We shall not be liable for any tax consequences you may incur due to a change of Owner designation.

Annuitant, Joint Annuitants
    The Annuitant is the natural person named on the Contract Schedule. The Annuitant is the person whose life determines the Annuity Payments made under your Contract. We will allow you to name two natural persons on the application to serve as Joint Annuitants. If there is a Joint Annuitant, the Joint Annuitant must be the Annuitant’s spouse.

Beneficiary
    The following rules apply unless otherwise permitted by us in accordance with applicable law:
•No Beneficiary has any rights in your Contract until the Beneficiary is entitled to the Death Benefit. If the Beneficiary, including an irrevocable Beneficiary, dies before that time, all rights of that Beneficiary will end at their death.
•If no Beneficiary has been named or if no Beneficiary is alive at the time of death of the Owner or Annuitant whose death caused the Death Benefit to be payable, then the Beneficiary is the estate of the deceased Owner or Annuitant whose death caused the Death Benefit to be payable. If the death of both Joint Annuitants or Joint Owners, as applicable, occurs simultaneously, the estates of both will be the Beneficiary in equal shares. This paragraph does not apply if there is a named Beneficiary and such Beneficiary is an entity.
•If you have not designated how the Death Benefit is to be distributed and two or more Beneficiaries are entitled to the Death Benefit, the surviving Beneficiaries and any Beneficiaries that are entities will share the Death Benefit equally.
•Unless you Notify us otherwise, if you have designated how the Death Benefit is to be distributed and a Beneficiary dies prior to the time such Beneficiary is entitled to the Death Benefit, the portion of the Death Benefit designated to the deceased Beneficiary will be divided among the surviving Beneficiaries and Beneficiaries that are entities on a pro rata basis. In other words, each surviving Beneficiary’s or each entity Beneficiary’s interest in the Death Benefit will be divided by the sum of the interests of all such surviving or entity Beneficiaries to determine the percentage each Beneficiary will receive of the deceased Beneficiary’s original interest in the Death Benefit.

Change of Annuitant
     Prior to the Annuity Date, you may change the Annuitant by Notifying us. A change will take effect as of the date you signed the Notice. The Annuitant may not be changed in a Contract which is owned by a non-natural person, unless the Contract is being continued by a surviving spouse as sole Beneficiary, in which case the surviving spouse Beneficiary will become the Annuitant.

    The Annuitant cannot be changed on or after the Annuity Date.

Change of Beneficiary
    Prior to the date the Death Benefit becomes payable, you may change a Beneficiary by Notifying us. You may name one or more contingent Beneficiaries. The interest of any named irrevocable Beneficiary cannot be changed without the written consent of that Beneficiary. A change will take effect as of the date you signed the Notice. Any change is subject to payment or other action taken by us before the Notice was received by us.

State Specific Contract Considerations
    The Contract and its Endorsements will be issued in accordance with the laws of the state in which it was issued. Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. State specific legal requirements, among other things, may impact the following features:

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•Right to Cancel Period;
•Issue Age Limitations;
•Withdrawal Charge Schedule;
•Annuity Date Provisions;
•Terminal Illness and Confinement Waivers; and
•Availability of Certain Features.

    This prospectus describes the material rights and obligations of an Owner. It also sets forth the maximum fees and charges for all Contract features and benefits. See the “Charges and Adjustments” section for additional information. Material state variations are disclosed in the attached “Appendix C - State Variation Chart”. You should read and retain your Contract, amendments, and/or endorsements along with a copy of this prospectus.

The Separate Account
    The Separate Account, in which we hold reserves for obligations we provide under the Contract, is established under Iowa law. The portion of the assets of the Separate Account equal to the reserves and other Contract liabilities with respect to the Separate Account will not be chargeable with liabilities arising out of any other business we conduct. Owners do not participate in the performance of assets held in the Separate Account and do not have any claim on such assets. The Separate Account is not registered under the Investment Company Act of 1940.

    We own the assets of the Separate Account, as well as any favorable investment performance on those assets. We are obligated to pay all money we owe under the Contract. If the obligation exceeds the assets of the Separate Account, funds will be transferred to the Separate Account from our General Account. We may, as permitted by applicable State law, transfer all assets allocated to the Separate Account to our General Account. We guarantee all benefits relating to your value in the Contract, regardless of whether assets supporting it are held in the Separate Account or our General Account. An Owner should look to the financial strength of the Company for its claims-paying ability to pay amounts owed under the contract. Our current plans are to invest assets held in the Separate Account in debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues and derivative instruments. We may also invest in interest rate swaps. We, however, are not obligated to invest the assets according to any particular plan, except as we may be required to by applicable State insurance laws.

The General Account
    The General Account holds all our assets other than assets in our Separate Accounts. The General Account assets support the guarantees under the Contract as well as our other general obligations. The General Account is not registered under the Investment Company Act of 1940. The guarantees in your Contract are subject to the Company’s financial strength and claims-paying ability. The General Account is subject to the regulation and supervision by the Iowa Insurance Department and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.

    Assets in the General Account are not segregated for the exclusive benefit of any particular Contract or obligation. General Account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about the Company’s financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Segment Options to which you may allocate your Contract Value.

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Amendments to the Contract
    The Contract may be amended to conform to changes in applicable law or interpretations of applicable law. Changes in the Contract may need to be approved by the state insurance departments. The consent of the Owner to an amendment will be obtained to the extent required by applicable law.

Misstatement of Age or Gender
    If the age of an Owner or Annuitant has been misstated and, as of the Contract Date, their correct age exceeded the maximum issue age permitted by the Company, we will refund the Purchase Payment paid less any prior Withdrawals or distributions and we will void the Contract. The maximum age for the Contract is 84.

     If the age or gender of an Annuitant has been misstated (but the age as of the Contract Date did not exceed the maximum issue age noted above), the amount we will pay will be that which the Purchase Payment paid would have purchased if the correct age and gender had been stated. Age will be calculated as the age at the last birthday of that Annuitant. Any underpayments made by us due to a misstatement will be immediately paid in one lump sum with interest compounded at the rate of 1.00% per year. Any overpayments made by us will be charged against the next succeeding Annuity Payment or payments with interest compounded at the rate of 1.00% per year.

6. Purchases and Contract Value
     You are required to purchase the Contract through a registered representative of a broker-dealer that has a selling agreement with our principal underwriter, Athene Securities. Athene Securities is a wholly owned subsidiary of Athene Holding Ltd. (Athene). The Contract may not be available through all selling broker-dealers. Some selling broker-dealers may not offer and/or limit the offering of certain features or options as well as limit the availability of Contracts, based on issue age or other criteria established by the selling broker-dealer. Please see “Appendix D - Financial Intermediary Variation Chart” for details.

    The Contract is a Single Purchase Payment Index-Linked Deferred Annuity. The Contract may be individually or jointly owned. The Contract issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences may include rights to cancel, issue age limitations, and the general availability of certain features. This prospectus describes the material rights and obligations of an Owner. It also sets forth the maximum fees and charges for all Contract features and benefits. All material state variations to the Contract, as well as state variations to the Right to Cancel, are disclosed in the attached “Appendix C - State Variation Chart”. You should read and retain your Contract, amendments, and or/endorsements along with a copy of this Prospectus.

     The Contract has two periods: an Accumulation Phase and an Annuity Phase. During the Accumulation Phase, the Contract Value accrues Segment Credits on a tax-deferred basis based on the Segment Options that you select. If you select Index-Linked Segment Options, the Segment Credits may be positive, negative, or zero based on the performance of the Reference Index. The Contract Value may also grow on a tax-deferred basis based on a declared Annual Interest Rate associated with the Fixed Segment Option. You will be taxed on Contract gains when you make a Withdrawal or receive an Annuity Payment. An Interest Adjustment will apply if you take a Withdrawal at any time during the first six Contract Years, including on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date. Withdrawals taken during the first six years of the Contract are subject to a Withdrawal Charge of up to 8%.

    The Annuity Phase commences when you or a designated payee begin receiving Annuity Payments under the Contract. At the start of the Annuity Phase, you can choose a Settlement Option offered under the Contract. Annuity Payments will start on the Annuity Date and continue based on the Settlement Option you elect. The Contract offers Annuity Payments based on the life of the Annuitant or Joint Annuitant or on any other basis acceptable to the Company. The Annuity Phase ends when we make the last Annuity Payment under your selected Settlement Option.

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Purchasing the Contract
    The minimum issue age permitted by the Company is 0. The maximum issue age permitted by the Company is 84. These age limitations apply to Owners (if natural persons) and Annuitants.

The Purchase Payment is the amount you pay to us under your Contract. The minimum Purchase Payment without prior approval by the Company is $10,000. The Purchase Payment cannot exceed $1,000,000 without prior approval by the Company. We do not accept additional Purchase Payments. This means the investor will not be able to increase their Contract Value, Death Benefit, or other benefits available under the Contract through additional Purchase Payments.

    Once we receive your Purchase Payment and all necessary information in Good Order at our Administrative Office, we issue the Contract and allocate your payment to the Holding Account. A request is in Good Order if it contains all the information we require to process the request. If you do not give us all the information we need, we will contact you or your Financial Professional.

    If you have questions about the information we require, or whether you can submit certain information by fax, email, or over the web, please contact our Administrative Office.

    We do not begin processing your application or Purchase Payment until we receive it at our Administrative Office. A Purchase Payment is “received” when it arrives at our Administrative Office at the address listed in the Glossary regardless of how or when you submitted the payment. If we receive a Purchase Payment at the wrong address, we will send it to the address listed in the Glossary, which may delay processing.

    We are not liable for applications that we do not receive. A manually signed application sent by fax, email or over the web is considered the same as an application delivered by mail. Our electronic systems (fax, email or website) may not always be available; any electronic system can experience outages or slowdowns which may delay application processing. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability. If you experience problems, please submit your application by mail to our Administrative Office. We reserve the right to discontinue or modify our electronic application policy at any time and for any reason.

Allocation of Purchase Payment
     On the Contract Date, the Purchase Payment will be placed in the Holding Account where it will earn daily interest at a rate equal to the daily Holding Account Fixed Interest Rate. The Purchase Payment will be held in the Holding Account and accrue interest from the Contract Date to the day before the Segment Start Date. Contracts which have been issued through the end of the Business Day prior to a scheduled Segment Start Date will participate in that Segment Start Date. Contracts which have been issued on or after a scheduled Segment Start Date will participate in the following Segment Start Date. Please see the “Setting Your Segment Start Date and Segment End Date” section for details on how Segment Start Dates are determined.

On the Segment Start Date, you may allocate your Purchase Payment plus any Holding Account interest to any available Segment Option based on the Segment Allocation Percentages you select. Your Segment Allocation Percentages must be whole percentages ranging from 0% to 100%, and the sum of the Segment Allocation Percentages must equal 100% at all times. You must submit your Segment Allocation Percentages on the Segment Allocation Form with your application, which will establish your Segment Allocation Percentages on the Contract Date. After the Contract Date, you may change your Segment Allocation Percentages by transferring all or part of your Segment Value to another Segment Option on any Segment End Date. Please see the “Transfers Between Segment Options by Request” section for details on how to transfer among available Segment Options after the initial Segment Term Period.

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Example 1
    The Contract is issued (in Good Order) when funds equal to $100,000 are received on the 2nd of the month. The next available Segment Start Date is on the 8th of that month. The funds will be immediately allocated to the Holding Account and accumulate at a Holding Account Fixed Interest Rate of 2%. $100,000 accumulated with six days of interest (from the 2nd through the 7th) equates to $100,032.56 = $100,000 x (1 + 2%)^(6/365). On the 8th of the month, $100,032.56 will be allocated to the Segment Options in accordance with the Segment Allocation Percentages specified in the Segment Allocation Form. The table below shows an example allocation.

Segment Option Method	Floor or Buffer Rate	Segment Term Period	Index	Allocation %	Value on Segment Start Date
Fixed	-	-	-	10%	$10,003.26
Floor	10%	1-Year	S&P 500®	20%	$20,006.51
Buffer	10%	1-Year	Russell 2000®	20%	$20,006.51
Buffer	10%	2-Year	S&P 500®	40%	$40,013.02
Buffer	20%	6-Year	S&P 500®	10%	$10,003.26
Total				100%	$100,032.56

Right to Cancel
     You will have 20 days to review your Contract after you receive it (the “Right to Cancel Period”). State variations may apply and may require that you have more than 20 days to review the Contract (See the “State Specific Contract Considerations” section for more information). If during this review period you decide you are not satisfied with your Contract, you may return it to the Company or to the financial professional from whom your contract was purchased.

    If you exercise your right to cancel, the Contract will terminate and we will refund your Purchase Payment less any Withdrawals, unless applicable state or federal law requires otherwise. No Withdrawal Charge, Interest Adjustment, or Equity Adjustment will apply, and Segment Fees will not be deducted, if you exercise your right to cancel your Contract during this period. Surrendering the Contract during the Right to Cancel Period could have tax consequences. Please consult with your Financial Professional and/or tax advisor for more information.

Setting Your Segment Start Date and Segment End Date
There are two dates each month when a new Segment Term Period may start. Your initial Segment Term Period will start on the 8th or 22nd day of the month, at which time your Purchase Payment plus any Holding Account interest will be allocated to the Segment Option(s) you have selected. Contracts which have been issued through the end of the Business Day prior to a scheduled Segment Start Date will participate in that Segment Start Date. Contracts which have been issued on or after a scheduled Segment Start Date will participate in the following Segment Start Date.

If the intended date for the initial Segment Start Date is not a Business Day, the Index Price from the prior Business Day will be used. If the date for the Segment End Date is not a Business Day, the Index Price from the prior Business Day will be used. The Segment End Date for maturing Segments will coincide with the next Segment Start Date. Below are some examples showing the effect holidays and weekends have on selecting the Index Prices for the Segment Start Date and Segment End Date.

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If Segment End Date is scheduled on a holiday:	Segment End Date Index Price will be from:	Next Segment Start Date Index Price will be from:
Wednesday the 8th	Tuesday, the 7th	Tuesday, the 7th
If Segment End Date is scheduled on a weekend:	Segment End Date Index Price will be from:	Next Segment Start Date Index Price will be from:
Saturday the 22nd	Friday, the 21st	Friday, the 21st

If initial Segment Start Date is scheduled on a holiday:	Initial Segment Start Date Index Price will be from:
Friday the 22nd	Thursday, the 21st
If initial Segment Start Date is scheduled on a weekend:	Initial Segment Start Date Index Price will be from:
Sunday, the 8th	Friday, the 6th

Contract Values
    Withdrawals from Contract Value will be subject to an Interim Value calculation and the deduction of any applicable Withdrawal Charge. The proceeds you receive from the Withdrawal in the form of a partial Withdrawal, a surrender of the Contract, or the payment of the Death Benefit will be calculated by applying the Interim Value calculation to the Contract Value, as described below, and deducting any applicable Withdrawal Charge from the Interim Value.

    We will calculate your Interim Value at the end of each Business Day and will publish the value on our customer portal (www.athene.com/MyAthene-login) on the following Business Day. We reserve the right to not publish the Interim Value for any reason we choose. You may determine the Interim Value as of the previous Business Day by calling our Administrative Office. The Interim Value is equal to the sum of the Segment Interim Values.

The Contract Value at any time is equal to the sum of the Segment Values.

Segment Value
The Segment Value for any Segment Option on the initial Segment Start Date is the amount of the Purchase Payment and Holding Account interest allocated to the Segment Option. On any other day, your Segment Value for a Segment Option is equal to A - B + C + D - E - F, where:
A is the Segment Value as of the previous day;
B is the Segment Fee amount deducted from the Segment Option on this date;
C is the amount of any Segment Credit applied to the Segment Option on this date;
D is any amount transferred from your Contract’s other Segment Options to this Segment Option on this date;
E is any amount transferred from this Segment Option to your Contract’s other Segment Options on this date; and
F is any Withdrawals deducted from the Segment Option on this date.

    Index-Linked Segment Option Segment Credits will be applied only on a Segment End Date. Transfers to and from a Segment Option will occur only on a Segment End Date.

    Segment Credits applied to your Segment Value and any transfer requests will be reflected on your next account statement. You may determine the amount of any Segment Credit that has accrued to the Fixed Segment Option by calling our Administrative Office. Unless you have requested transfers, exercised a Performance Lock, or taken a Withdrawal, your Segment Value at the beginning of the new Segment Term Period will equal your Segment Value as of the Segment End Date after the application of the Segment Credit and Segment Fees.

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7. The Insurance Company and Investment Options

The Insurance Company
Athene Annuity and Life Company is a life insurance company organized under the laws of Iowa. The statutory home office of the Company is 7700 Mills Civic Parkway, West Des Moines, Iowa 50266. The telephone number of the Company is (888) 266-8489.

The Segment Options
    The portion of a Purchase Payment allocated to an Index-Linked Segment Option is placed in the Separate Account, where it may be invested in debt securities and derivative instruments that hedge market risks associated with the Company’s contractual obligation to pay Segment Credits on the Segment End Date. You do not participate in the investment performance of the Separate Account; nor do you have any claim on the assets held in the Separate Account.

    The portion of a Purchase Payment allocated to the Fixed Segment Option is placed in the Separate Account, where it is invested in debt securities. You do not participate in the investment performance of the Separate Account; nor do you have any claim on the assets held in the Separate Account.

For a list of Index-Linked Segment Options and Fixed Segment Options that are currently available, please see Appendix A: Investment Options Available Under the Contract.

The Buffer Rates and Floor Rates offered on available Index-Linked Segment Options at issue are stated in your Contract Schedule. Currently, each Index-Linked Segment Option offered has either a Buffer Rate of 10% or 20%, or a Floor Rate of 10%. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, up to 80% with a 20% Buffer Rate, and up to 10% with a 10% Floor Rate. For currently offered Index-Linked Segment Options with a Buffer Rate, the Buffer Rate will always be at least 10%. For currently offered Index-Linked Segment Options with a Floor Rate, the Floor Rate will always be no greater than 10%. For any future Index-Linked Segment Options with a Buffer Rate offered under this Contract, the Buffer Rate will always be at least 5%. With a 5% Buffer Rate, you could lose up to 95% of the amount you invest in an Index-Linked Segment Option with a Buffer Rate due to poor investment performance. For any future Index-Linked Segment Options with a Floor Rate offered under this Contract, the Floor Rate will be no greater than 20%. With a 20% Floor Rate, you could lose up to 20% of the amount you invest in an Index-Linked Segment Option with a Floor Rate due to poor investment performance. For a list of all Buffer Rates and Floor Rates available, see Appendix A: Investment Options Available Under the Contract.

You may elect a Segment Option with a six-year Segment Term Period only during the first Contract Year. The Performance Blend Segment Option Segment Option is available only with a six-year Segment Term Period. Six-year Segment Options are not available for renewal. Two-year Segment Options are not available for renewal after the first six Contract Years.

Fundamentals of the Point-to-Point Crediting Method
    The Point-to-Point Crediting Method is used on Point-to-Point Segment Options. A Segment Option using the Point-to-Point Crediting Method captures performance of the Reference Index from the Segment Start Date to the Segment End Date by measuring the percentage change in the value of the Reference Index between those dates (subject to the applicable Cap Rate and Participation Rate). The value of the Reference Index at intermediate points during the Segment Term Period is not reflected in the determination of Segment Credits. The Cap Rate and Participation Rate are established at the beginning of the Segment Term Period and do not change for the length of the Segment Term Period. For Segment Term Periods greater than one year, the Cap Rate and Participation Rate apply to the entire multi-year Segment Term Period, not to each year during the Segment Term Period.

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Point-to-Point Segment Option with a Buffer Rate
An Index-Linked Segment Option using the Point-to-Point Crediting Method and a Buffer Rate will have the following crediting factors that determine the Segment Credit:
•Cap Rate - Maximum positive Index Change we will use in the calculation of the Segment Credit;
•Participation Rate - Percentage multiplied by a positive Index Change, subject to the Cap Rate, to calculate the Segment Credit;
•Segment Term Period - Period of time over which the change in the Reference Index is calculated;
•Buffer Rate - Maximum negative Index Change the Company will absorb before applying a negative Segment Credit to your Segment Value. A negative Segment Credit will apply for any negative Index Change in excess of the Buffer Rate; and
•Index Price - Closing price of the Reference Index on a Segment Start Date and Segment End Date, used to calculate the Index Change.

    The Buffer Rate establishes the amount of negative index performance that we will absorb before we apply a negative Segment Credit to the Segment Value on a Segment End Date. For an Index-Linked Segment Option using the Point-to-Point Crediting Method and a Buffer Rate, a negative Segment Credit will apply for any negative Index Change in excess of the Buffer Rate. Theoretically, for a Segment Option with a 10% Buffer Rate, the negative Index Change that is used to calculate the Segment Credit percentage may be as high as 90%, which could lead to substantial loss of principal and previously credited Segment Credits. The ongoing deduction of Segment Fees and any applicable Withdrawal Charges, Interest Adjustments, and Equity Adjustments could also result in a loss of principal greater than 90%. Please see the below examples for a demonstration of the mechanics of an Index-Linked Segment Option using the Point-to-Point Crediting Method and a Buffer Rate.

    The following grid describes how the Cap Rate, Participation Rate, and Buffer Rate will impact the Segment Credit for this particular Crediting Method, depending on index performance:

Index Change	Segment Credit percentage (payoff profile)
Index Change over the Segment Term Period is greater than or equal to the Cap Rate	Cap Rate multiplied by the Participation Rate
Index Change over the Segment Term Period is less than the Cap Rate but greater than zero	Index Change multiplied by the Participation Rate
Index Change over the Segment Term Period is less than zero by an amount that is less than the Buffer Rate(1)	Zero
Index Change over the Segment Term Period is less than zero by an amount that is more than the Buffer Rate(1)	Index Change plus Buffer Rate
(1) Buffer Rate is expressed as an Absolute (Positive) Amount

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The following examples illustrate how we calculate and credit interest under the Point-to-Point Crediting Method assuming hypothetical index returns and hypothetical limits on Index gains and losses. The examples assume no Withdrawals.

Example 2
For the four scenarios below, assume the following:
•Cap Rate = 15%
• Participation Rate = 105%
•Segment Term Period = 1-Year
•Buffer Rate = 10%

Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Index Change	Segment Credit percentage
1	2,000	2,500	25%	15.75% (= 15% x 105%)
2	2,000	2,100	5%	5.25% (= 5% x 105%)
3	2,000	1,900	-5%	0%
4	2,000	1,500	-25%	-15% (= -25% + 10%)

Example 3
    For the four scenarios below, assume the following:
• Cap Rate = 100%
• Participation Rate = 120%
•Segment Term Period = 6-Year
•Buffer Rate = 20%

Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Index Change	Segment Credit percentage
1	2,000	4,500	125%	120% (= 100% x 120%)
2	2,000	2,100	5%	6% (= 5% x 120%)
3	2,000	1,900	-5%	0%
4	2,000	1,500	-25%	-5% (= -25% + 20%)
Point-to-Point Segment Option with a Floor Rate
An Index-Linked Segment Option using the Point-to-Point Crediting Method and a Floor Rate will have the following crediting factors that determine the Segment Credit:
•Cap Rate - Maximum positive Index Change we will use in the calculation of the Segment Credit;
•Participation Rate - Percentage multiplied by a positive Index Change, subject to the Cap Rate, to calculate the Segment Credit;
•Segment Term Period - Period of time over which the change in the Reference Index is calculated;
•Floor Rate - Maximum negative Index Change we will use in the calculation of the Segment Credit; and
•Index Price - Closing price of the Reference Index on a Segment Start Date and Segment End Date, used to calculate the Index Change.

The Floor Rate establishes the maximum amount of negative Index Change that will be used in the determination of the Segment Credit for an Index-Linked Segment Option with a Floor Rate on a Segment End Date. For a Segment Option with a 10% Floor Rate, this means that any negative Segment Credit percentage will not be more than 10% in a Segment Term Period. Over multiple Segment Term Periods, cumulative negative Segment

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Credits may exceed the Floor Rate established by the Segment Option because a negative Segment Credit up to the amount of the Floor Rate may be applied on each Segment End Date.

The following grid describes how the Cap Rate, Participation Rate, and Floor Rate will impact the Segment Credit for this particular Crediting Method, depending on index performance:

Index Change	Segment Credit percentage (payoff profile)
Index Change over the Segment Term Period is greater than or equal to the Cap Rate	Cap Rate multiplied by Participation Rate
Index Change over the Segment Term Period is less than the Cap Rate but greater than zero	Index Change multiplied by Participation Rate
Index Change over the Segment Term Period is less than zero by an amount that is less than the Floor Rate(1)	Index Change
Index Change over the Segment Term Period is less than zero by an amount that is greater than the Floor Rate(1)	Negative value of Floor Rate(1)
(1) Floor Rate is expressed as an Absolute (Positive) Amount

     The following examples illustrate how we calculate and credit interest under the Point-to-Point Crediting Method assuming hypothetical index returns and hypothetical limits on index gains and losses. All the examples assume no Withdrawals.

Example 4
    For the four scenarios below, assume the following:
◦Cap Rate = 15%
◦Participation Rate = 100%
◦Segment Term Period = 1-Year
◦Floor Rate = 10%

Scenario	Index Price on Segment Start Date	Index Pricing on Segment End Date	Index Change	Segment Credit percentage
Scenario 1	2,000	2,500	25%	15% (= 15% x 100%)
Scenario 2	2,000	2,100	5%	5% (= 5% x 100%)
Scenario 3	2,000	1,900	-5%	-5%
Scenario 4	2,000	1,500	-25%	-10%

Example 5
    For the four scenarios below, assume the following:
◦Cap Rate = 15%
◦Participation Rate = 110%
◦Segment Term Period = 2-Year
◦Floor Rate = 10%

Scenario	Index Price on Segment Start Date	Index Pricing on Segment End Date	Index Change	Segment Credit percentage
Scenario 1	2,000	2,500	25%	16.5% (= 15% x 110%)
Scenario 2	2,000	2,100	5%	5.5% (= 5% x 110%)
Scenario 3	2,000	1,900	-5%	-5%
Scenario 4	2,000	1,500	-25%	-10%

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Fundamentals of the Performance Blend Crediting Method
    The Performance Blend Crediting Method is used on Performance Blend Segment Options (only available with a six-year Segment Term Period). A Segment Option using the Performance Blend Crediting Method is determined based on Aggregate Index Change, as measured from the Segment Start Date to the Segment End Date, and the applicable Cap Rate, Participation Rate, and Buffer Rate. This Crediting Method calculates an Aggregate Index Change using three underlying indices, rather than an Index Change based on a single underlying index.

Performance Blend Segment Options use a weighted average return of the S&P 500®, Russell 2000®, and MSCI EAFE indices. The return is calculated based on the relative performance of the underlying indices, with 50% of the Segment Credit being based on the index with the best performance (i.e. the largest positive or least negative Index Change) on the Segment End Date, 30% of the Segment Credit being based on the index with the next best performance (i.e. next best positive or negative Index Change) on the Segment End Date and 20% of the Segment Credit being based on the index with worst performance (i.e. the largest negative Index Change on the Segment End Date, or, if no index had a negative Index Change, the index with the smallest positive Index Change) on the Segment End Date. The value of the Reference Index at intermediate points during the Segment Term Period is not reflected in the determination of Segment Credits. The Cap Rate and Participation Rate are established at the beginning of the Segment Term Period and do not change for the length of the Segment Term Period. The Cap Rate and Participation Rate apply to the entire multi-year Segment Term Period, not to each year during the Segment Term Period.

    An Index-Linked Segment Option using the Performance Blend Crediting Method will have the following crediting factors that determine the Segment Credit:
•Cap Rate - Maximum positive Aggregate Index Change we will use in the calculation of the Segment Credit;
•Participation Rate - Percentage multiplied by a positive Aggregate Index Change, subject to the Cap Rate, to calculate the Segment Credit;
•Index Allocation Percentages - The percentages used to calculate the portion of Index Change from each index that will be used in the Aggregate Index Change;
•Segment Term Period - Period of time over which the change in the Reference Index is calculated;
•Buffer Rate - Maximum negative Aggregate Index Change the Company will absorb before applying a negative Segment Credit to your Segment Value. A negative Segment Credit will apply for any Aggregate Index Change in excess of the Buffer Rate; and
•Index Price - Closing price of the Reference Index on a Segment Start Date and Segment End Date, used to calculate the Aggregate Index Change.

    The Buffer Rate establishes the amount of negative Aggregate Index Change that we will absorb before we apply a negative Segment Credit to the Segment Value on a Segment End Date. For the Performance Blend Crediting Method, a negative Segment Credit will apply for any negative Aggregate Index Change in excess of the Buffer Rate. Theoretically, for a Segment Option with a 10% Buffer Rate, the negative Aggregate Index Change that is used to calculate the Segment Credit percentage may be as high as 90%, which could lead to substantial loss of principal and previously credited Segment Credits. The ongoing deduction of Segment Fees and any applicable Withdrawal Charges, Interest Adjustments, and Equity Adjustments could also result in a loss of principal greater than 90%. Please see the below examples for a demonstration of the mechanics of the Performance Blend Crediting Method.

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The following grid describes how the Cap Rate, Participation Rate, and Buffer Rate will impact the Segment Credit for this particular Crediting Method, depending on aggregate index performance of the three underlying indices:

Index Change	Segment Credit percentage (payoff profile)
Aggregate Index Change over the Segment Term Period is greater than or equal to the Cap Rate	Cap Rate multiplied by the Participation Rate
Aggregate Index Change over the Segment Term Period is less than the Cap Rate but greater than zero	Aggregate Index Change multiplied by the Participation Rate
Aggregate Index Change over the Segment Term Period is less than zero by an amount that is less than the Buffer Rate(1)	Zero
Aggregate Index Change over the Segment Term Period is less than zero by an amount that is more than the Buffer Rate(1)	Aggregate Index Change plus Buffer Rate
(1) Buffer Rate is expressed as an Absolute (Positive) Amount

The following example illustrates how we calculate and credit interest under the Performance Blend Crediting Method assuming hypothetical index returns and hypothetical limits on index gains and losses. The example assumes no Withdrawals.

Example 6
    For the four Performance Blend Segment Option scenarios below, assume the following:
•Cap Rate = 60%
• Participation Rate = 130%
•Index Allocation Percentage 1 = 50%
•Index Allocation Percentage 2 = 30%
•Index Allocation Percentage 3 = 20%
•Segment Term Period = 6-Year
•Buffer Rate = 10%

	Index X		Index Y		Index Z
Scenario	Index Price on Segment Start Date	Index Price on Segment End Date	Index Price on Segment Start Date	Index Price on Segment End Date	Index Price on Segment Start Date	Index Price on Segment End Date	Aggregate Index Change	Segment Credit percentage
1	70	105	1,500	2,475	2,000	3,500	67%(1)	78% (=60% x 130%)(2)
2	70	77	1,500	1,575	2,000	1,850	5%	6.5% (= 5% x 130%)
3	70	65.8	1,500	1,372.5	2,000	1,940	-5%	0%
4	70	58.8	1,500	1,050	2,000	1,600	-20%	-10% (= -20% + 10%)
(1)Index X had an individual Index Change of (105/70)-1 = 50%, Index Y had an individual Index Change of (2475/1500)-1 = 65%, and Index Z had an individual Index Change of (3500/2000)-1 = 75%. Therefore, Index Z was the best performing index and uses Index Allocation Percentage 1. Index Y was the second best performing index and uses Index Allocation Percentage 2. Index X was the third best performing index and uses Index Allocation Percentage 3. The Aggregate Index Change is equal to (75% x 50%) + (65% x 30%) + (50% x 20%) = 67%
(2)Because the Aggregate Index Change is positive and above the Cap Rate, the Segment Credit percentage is equal to the Cap Rate times the Participation Rate

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Fundamentals of the Fixed Crediting Method
    The Fixed Crediting Method is used on the Fixed Segment Option. This Crediting Method guarantees the rate of interest that will be credited to the Segment Value daily within each Segment Term Period. The Annual Interest Rate is applied in a compounding fashion, based on a 365-day year. The Segment Credit to the Fixed Segment Option cannot be negative. The Fixed Segment Option will have the following Crediting Factors that determine the Segment Credit:
•Segment Term Period - Period of time over which the declared Annual Interest Rate is applicable; and
•Annual Interest Rate - Annualized rate of interest that will be credited daily to the Fixed Segment Option.

Because the Fixed Segment Option does not have risk of poor investment performance and provides minimum values after the application of the Interest Adjustment that comply with Standard Nonforfeiture Law for Deferred Annuities, it is not registered under the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures describing the Fixed Segment Option are subject to certain generally applicable provisions of the Federal securities laws regarding the accuracy and completeness of disclosure.

If amounts are withdrawn from the Fixed Segment Option during the first six years of the Contract, we will apply an Interest Adjustment. This may result in a significant reduction to the net proceeds you receive from the Withdrawal. Withdrawal Charges, taxes, and tax penalties may also apply.

The following example illustrates how we calculate and credit interest under the Fixed Crediting Method assuming a hypothetical Annual Interest Rate. The example assumes no Withdrawals.

Example 7
    Assume the Annual Interest Rate for a 1-year Segment Term Period is 2%.
•The Segment Value on the Segment Start Date = $100,000; and
•The Segment Value halfway through the Segment Term Period = $100,000 x (1 + 0.02) ^ 0.5 = $100,995.05.
•The Segment Value at the end of the Segment Term Period = $100,000 x (1 + 0.02) ^1 = $102,000.00.

Cap Rate
     The Cap Rate establishes the maximum positive Index Change or Aggregate Index Change used to calculate Segment Credits for Index-Linked Segment Options before the Participation Rate is applied. The initial Cap Rate is guaranteed for the first Segment Term Period only. New Cap Rates will become effective on each Segment Start Date. The Cap Rate will always be at least 2% on any Segment Option we establish under the Contract. Specifically, we guarantee that the minimum Cap Rates for each Index-Linked Segment Option will never be less than 2% for 1-year Segment Term Periods, 4% for 2-year Segment Term Periods, and 12% for 6-year Segment Term Periods. Six-year Segment Options are not renewable. You will not know the Cap Rate for any Index-Linked Segment Option on the date the Contract is issued.

    The Company determines daily indicative Cap Rates at the end of each Business Day for Segment Options. These indicative rates provide an estimate of how the Cap Rates may be set on the initial Segment Start Date, but they should not be construed as any guarantee of or limitation on how the Company may set the Cap Rates used for your Contract. We reserve the right not to publish daily indicative rates for any reason we choose.

    At least fifteen calendar days before each Segment End Date, we will Notify you of the Cap Rate for each available Segment Option for the new Segment Term Period. The Cap Rate for a new Segment Term Period may be higher, lower or equal to the Cap Rate for the current Segment Term Period, but will not be less than the minimum Cap Rate. If the new Cap Rate is lower than your current Cap Rate, it will reduce your opportunity to receive a positive Segment Credit. You risk the possibility that the Cap Rate declared for a new Segment Term Period will be lower than you would find acceptable. You will have the choice of continuing in the Segment Option with the new

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Cap Rate or transferring your Segment Value to another available Segment Option. If the new Cap Rate is less than you find acceptable, you must give us Notice of any Transfer request no later than two Business Days prior to your next Segment Start Date. You may also request a Withdrawal of the Segment Value, subject to any applicable Interest Adjustment, Equity Adjustment and Withdrawal Charge (please see Access to Your Money in the “Contract Features” section for information on requesting a Withdrawal). If you do not provide us a Transfer request or withdraw the Segment Value, you will stay in your current Segment Option, subject to the new Cap Rate, for the next Segment Term Period. All else equal, a higher Buffer Rate leads to a lower Cap Rate.

Participation Rate
     The Participation Rate is a percentage that is multiplied by any positive Index Change or Aggregate Index Change, after the application of the Cap Rate, to calculate the Segment Credit for Index-Linked Segment Options. If the Participation Rate is higher than 100%, this may result in a Segment Credit that exceeds the Cap Rate. The Participation Rate is never applied to a negative Index Change. The initial Participation Rate is guaranteed for the first Segment Term Period only. A new Participation Rate will become effective on each Segment Start Date. The Participation Rate will always be at least 100% on any Segment Option we establish under the Contract. You will not know the Participation Rate for any Index-Linked Segment Option on the date the Contract is issued.

    The Company determines daily indicative Participation Rates at the end of each Business Day for Segment Options. These indicative rates provide an estimate of how the Participation Rates may be set on the initial Segment Start Date, but they should not be construed as any guarantee of or limitation on how the Company may set the Participation Rates used for your Contract. We reserve the right not to publish daily indicative rates for any reason we choose.

    At least fifteen calendar days before each Segment End Date, we will Notify you of the Participation Rate for each available Segment Option for the new Segment Term Period. The Participation Rate for a new Segment Term Period may be higher, lower or equal to the Participation Rate for the current Segment Term Period, but will not be less than the minimum Participation Rate of 100%. If the new Participation Rate is lower than your current Participation Rate, it will reduce your opportunity to receive a positive Segment Credit. You risk the possibility that the Participation Rate declared for a new Segment Term Period will be lower than you would find acceptable. You will have the choice of continuing in the Segment Option with the new Participation Rate or transferring your Segment Value to another available Segment Option. If the new Participation Rate is less than you find acceptable, you must give us Notice of your requested Transfer no later than two Business Days prior to your Segment Start Date. You may also request a Withdrawal of the Segment Value, subject to any applicable Interest Adjustment, Equity Adjustment and Withdrawal Charge (please see Access to Your Money in the “Contract Features” section for information on requesting a Withdrawal). If you do not provide us a Transfer request or withdraw the Segment Value, you will stay in your current Segment Option, subject to the new Participation Rate, for the next Segment Term Period.

Annual Interest Rate
    The Annual Interest Rate is used in the calculation of Segment Credits for the Fixed Segment Option. It is the rate of interest that is credited to the Segment Value over the Segment Term Period. The initial Annual Interest Rate is guaranteed for the first Segment Term Period only. A new Annual Interest Rate will become effective on each Segment Start Date. The Annual Interest Rate for the Fixed Segment Option is guaranteed to never be less than the minimum Annual Interest Rate shown on your Contract Schedule. The minimum Annual Interest Rate will not be less than 1.00%.

    At least fifteen calendar days before each Segment End Date, we will Notify you of the Annual Interest Rate for each available Segment Option for the new Segment Term Period. The Annual Interest Rate for a new Segment Term Period may be higher, lower, or equal to the Annual Interest Rate for the current Segment Term Period, but will never be less than the minimum Annual Interest Rate. You risk the possibility that the Annual Interest Rate declared for a new Segment Term Period will be lower than you would find acceptable. You will have the choice of continuing in the Segment Option with the new Annual Interest Rate, transferring your Segment Value to another available Segment Option, or withdrawing the Segment Value. Withdrawals will be subject to any

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applicable Interest Adjustment and Withdrawal Charge (please see Access to Your Money in the “Contract Features” section for information on requesting a Withdrawal). If the new Annual Interest Rate is less than you find acceptable, you must give us Notice of a Transfer request no later than two Business Days prior to your Segment Start Date. If you do not inform us that you want to Transfer your Segment Value to another Segment Option or withdraw the Segment Value, you will stay in your current Segment Option, subject to the new Annual Interest Rate, for the next Segment Term Period.

About The Indices
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% Cap Rate and a hypothetical -10% Buffer Rate. These charts illustrate the variability of the returns from year to year and show how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Indexed-Linked Segment Option. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Index-Linked Options, and does not reflect Contract fees and charges, including Withdrawal Charges and any negative Interim Value adjustments, which reduce performance.

S&P 500® Price Return Index
The S&P 500 ® Price Return Index (ticker symbol: SPX) was established by Standard & Poor’s. The S&P 500 ® Price Return Index includes 500 leading companies in leading industries of the US economy, capturing 75% coverage of U.S. Equities. The S&P 500 ® Price Return Index does not include dividends declared by any of the companies included in this Index. For the applicable index disclosure, please see Appendix E - Index Disclosures.

S&P 500® Price Return Index¹
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%
-30.00%
ANNUAL RETURN
9.54%
5.00%
19.42%
5.00%
0.00%
-6.24%
28.88%
5.00%
16.26%
5.00%
26.89%
5.00%
-19.44%
-9.44%
24.23%
5.00%
23.31%
5.00%
16.39%
5.00%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
YEAR
SPX YoY Return
SPX YoY Return with 5% Cap and 10% Buffer

1This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Reference Index. This will reduce the Index Change and will cause the Reference Index to underperform a direct investment in the securities composing the Reference Index.

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Russell 2000® Price Return Index
The Russell 2000 ® Price Return Index (ticker symbol: RTY) was established by Russell Investments. The Russell 2000 ® Price Return Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 ® Price Return Index is a subset of the Russell 3000 ® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 ® Price Return Index does not include dividends declared by any of the companies included in this index. For the applicable index disclosure, please see Appendix E - Index Disclosures.

Russell 2000® Price Return Index¹
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
ANNUAL RETURN
19.48%
5.00%
13.14%
5.00%
-12.18%
-2.18%
23.72%
5.00%
18.36%
5.00%
13.70%
5.00%
-21.56%
-11.56%
15.09%
5.00%
10.02%
5.00%
11.29%
5.00%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
YEAR
RTY YoY Return
RTY YoY Return with 5% Cap and 10% Buffer

1This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Reference Index. This will reduce the Index Change and will cause the Reference Index to underperform a direct investment in the securities composing the Reference Index.

34

MSCI EAFE Price Return Index
The MSCI EAFE Price Return Index (ticker symbol: MXEA) is a free float-adjusted market capitalization index that is designed to measure the equity performance of developed markets, excluding the US and Canada. As of the date of this prospectus, the MSCI EAFE consists of securities from the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The MSCI EAFE Price Return Index does not include dividends declared by any of the companies included in this Index. For the applicable index disclosure, please see Appendix E - Index Disclosures.

MSCI EAFE Price Return Index¹
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
ANNUAL RETURN
-1.88%
0.00%
21.78%
5.00%
-16.14%
-6.14%
18.44%
5.00%
5.43%
5.00%
8.78%
5.00%
-16.79%
-6.79%
15.03%
5.00%
1.15%
1.15%
27.89%
5.00%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
YEAR
MXEA YoY Return
MXEA YoY Return with 5% Cap and 10% Buffer

1This Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities composing the Reference Index. This will reduce the Index Change and will cause the Reference Index to underperform a direct investment in the securities composing the Reference Index.
.
Segment Term Period
    The Segment Term Period for each Segment Option will be shown on the Contract Schedule. Segment Term Periods are one, two, or six years. Segment Options with six-year Segment Term Periods are not renewable. Upon expiration of each Segment Option with one and two-year Segment Term Periods, a new Segment Term Period will begin. Segment Options beyond the Withdrawal Charge Period will be limited to one-year Segment Term Periods. Please see the“Setting Your Segment Start Date and Segment End Date” section for further details.

Setting the Cap Rates, Participation Rates, Segment Fee, and Annual Interest Rates
    The Company retains the right to change the current Cap Rate, Participation Rate, and Annual Interest Rate for each applicable Segment Option for each new Segment Term Period at its discretion, subject to the minimum Cap Rate, minimum Participation Rate, and minimum Annual Interest Rate for each Segment Option. The Company considers a number of factors when determining whether to make such a change, including, but not limited to, the following:
•Changes in derivative, equity, and/or fixed income instrument valuations;
•Increases in hedging costs that have an impact on the Company’s ability to offer the Contract;

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•Derivative market changes that impact availability and structure of derivative instruments used to hedge market risk associated with the reference indices;
•Negative fixed income instrument default experience realized by the Company;
•Changes in Company and/or Contract cost structure due to regulatory or other business management concerns; and
•Unanticipated experience that varies from our actuarial assumptions.

    We manage the market risk associated with our obligation to provide Segment Credits for Index-Linked Segment Options in part by trading call and put options and other derivative instruments on the available indices. The costs of the call and put options and other derivative instruments vary based on market conditions, and we may adjust future Cap Rates and Participation Rates based on these changes. You bear the risk that we may reduce the Cap Rate and Participation Rates for future Segment Term Periods, which will reduce the amount of positive Segment Credit that you may receive. We determine the applicable Cap Rates and Participation Rates for each Segment Option at our sole discretion. Rates offered on Segment Option renewals may be different from those offered to new investors.

    We also consider various factors in determining the Floor Rates, Buffer Rates, and Segment Fees at the time we issue the Contract, including available investment returns, the cost of our risk management techniques, sales commissions, administrative expenses, regulatory and tax requirements, general economic trends, and competitive factors. We determine the Floor Rates, Buffer Rates, and Segment Fees at our sole discretion.

For each Index-Linked Segment Option available for investment, the Cap Rates, Participation Rates, and Annual Interest Rates we are currently offering on new Segment Term Periods for new or previously issued Contracts are available at the following website: www.athene.com/products/rila/amplify2. The rates posted on the website are incorporated by reference into this prospectus.

When choosing among offered Segment Options, consider which term lengths, limits on index gains, and limits on index losses may be appropriate for you based on your risk tolerance, liquidity needs, investment horizon, and financial goals. Consider that an Index-Linked Segment Option with a higher Buffer Rate will tend to have a lower Cap Rate or Participation Rate, as applicable, compared to a Segment Option with a lower Buffer Rate for the same Reference Index and Segment Term Period. In choosing between a Buffer and a Floor, you should consider that the maximum amount of principal you can lose with a Buffer is greater than the maximum amount of principal you can lose with a Floor. Conversely, because of the greater downside risk you assume on a Segment Option with a Buffer Rate, they tend to offer greater opportunities for upside growth (for example, higher Cap Rates may be available on a comparable Segment Option with a Floor Rate).

Transfers Between Segment Options by Request
    At least fifteen calendar days prior to the Segment End Date, we will Notify you of the Cap Rates, Participation Rates, and Annual Interest Rates applicable to available Segment Options for the next Segment Term Period. Cap Rates, Participation Rates, and Annual Interest Rates offered at renewal may be different from the Cap Rates, Participation Rates, and Annual Interest Rates offered to new investors. If you want to transfer Segment Value to one or more Segment Option(s), you must Notify us at least two Business Days prior to the next Segment End Date. Each Segment Option from which you transfer Contract Value must be at the end of a Segment Term Period. If you do not provide us Notice requesting a transfer or withdraw Segment Value on the Segment End Date, your Segment Value will remain in the same Segment Option(s), subject to the new Cap Rates, Participation Rates, and Annual Interest Rates, as applicable. Cap Rates, Participation Rates, and Annual Interest Rates for the new Segment Term Period will not change from the date you receive the renewal letter to the next Segment Start Date.

    Segment Options with a six-year Segment Term Period are not renewable. If you do not request a transfer of the Segment Value of an expiring Segment Option with a six-year Segment Term Period or withdraw the Segment Value, we will allocate the Segment Value to the Fixed Segment Option. Segment Options beyond the Withdrawal Charge Period will be limited to one-year Segment Term Periods. Segment Options with a two-year

36

Segment Term Period expiring on or after the last day of the Withdrawal Charge Period will automatically transfer their Segment Value to their one-year counterpart, if available, at the end of the Segment Term Period, unless you instruct otherwise. For example, if you were allocated to the 2-year Point-to-Point Segment Option with a Buffer Rate of 10% and MSCI EAFE as the Reference Index at the end of the Withdrawal Charge Period, your Segment Value would be automatically transferred on the Segment End Date to the 1-year Point-to-Point Segment Option with a Buffer Rate of 10% and MSCI EAFE as the Reference Index, unless you instruct otherwise. If a one-year counterpart is not available, we will allocate the Segment Value to the Fixed Segment Option, unless you instruct otherwise.

For more details on default re-allocation rules, see Appendix A: Investment Options Available Under the Contract.

Discontinuation or Substitution of an Index
There is no guarantee that a Reference Index will be available for the entire term of your Contract.

    We have the right to discontinue or substitute an existing Reference Index for a comparable index if:
•Any Reference Index is discontinued,
•We are engaged in a contractual dispute with the Reference Index provider,
•We determine that our use of the Reference Index should be discontinued because, for example, changes to the Reference Index or the notional amount of Contract values tied to the Reference Index make it impractical or expensive to purchase securities or derivatives to hedge the Reference Index, or
•There is a substantial change in the calculation of the Reference Index, resulting in significantly different values and performance.

    If we provide a substitute index, we will attempt to choose a new Reference Index that has a similar investment objective and risk profile to the original Reference Index. The selection criteria for a suitable alternative Reference Index include the following:
1.There is a sufficiently large market in exchange traded and/or over-the-counter options, futures, and similar derivative instruments based on the index to allow the Company to hedge Segment Credits;
2.The index is recognized as a broad-based index for the relevant market; and
3.The publisher of the index allows the Company to use the index in the Contract and other materials for a reasonable fee.

If a Reference Index is discontinued or substituted, we will Notify you of the change, at your last known address on file with us, at least 30 days in advance of the substitution date. Any substituted index will also be incorporated within the Performance Blend Segment Option, if applicable. Any substituted index will be submitted for prior approval to the insurance regulatory authority of the state in which your Contract is issued.

    Any change in Reference Index may affect the Segment Credit you earn. If we discontinue any Reference Index during a Segment Term Period and provide a similar Reference Index, Segment Credits will be determined as follows:
1.For all Index-Linked Segment Options, we will determine the Index Change for the Segment Term Period by: (i) adding together the percentage change in the Index Price of the original Reference Index from the Segment Start Date until the date of the substitution and the percentage change in the Index Price of the substituted Reference Index from the date of the substitution until the Segment End Date; and (ii) applying the then-current Cap Rate, Participation Rate, Buffer Rate, and Floor Rate that were established on the Segment Start Date to that sum. The substituted Index will be incorporated in the Performance Blend Segment Option, if applicable.
2.For all Index-Linked Segment Options, the resulting Segment Credit will be added to your Segment Value on the scheduled Segment End Date.

37

    If we provide a substitute index, we will attempt to choose a new index that has a similar investment objective and risk profile to the original Reference Index, but there is a risk that the performance of the new index may not be as good as the performance of the original Reference Index. As a result, funds allocated to the substituted index may earn a return that is lower than the return they would have earned if the index were not substituted. The substituted index will also be incorporated within the Performance Blend Segment Option, if applicable.

    If we discontinue any Reference Index during a Segment Term Period and we do not substitute a similar Reference Index, Segment Credits will be determined as follows:
1.For all Index-Linked Segment Options, we will calculate the Segment Credit as of the date the Reference Index is discontinued (including for the Performance Blend Segment Option, if any of the three underlying indices is affected). The Segment Credit will be based on (i) the percentage change of the Index Price from the Segment Start Date to the date of discontinuation; and (ii) the then-current Cap Rate, Participation Rate, Buffer Rate, and Floor Rate.
2.For all Index-Linked Segment Options, the resulting Segment Credit will be added to your Segment Value on the scheduled Segment End Date, which will be later than the date when the Reference Index is discontinued unless the Reference Index is discontinued on the Segment End Date. If a Reference Index is discontinued and we do not provide a substitute index, funds allocated to the discontinued Reference Index will not participate in any index performance from the discontinuation until the Segment End Date, and the Company will not have any exposure to index performance during this period.

    The Segment Term Period and all applicable rates for the affected Segment Option, including the Cap Rate, Participation Rate, Buffer Rate, Floor Rate, and Index Allocation Percentages (for the Performance Blend Segment Option) will not change due to the substitution of a Reference Index during the Segment Term Period. As described in “The Segment Options” section, we may change the Cap Rate and Participation Rate for any subsequent Segment Term Period, which would be communicated to you in advance.

    If we discontinue any Reference Index during a Segment Term Period and we do not provide a substitute index, the Segment Value will be automatically transferred to the Fixed Segment Option on the scheduled Segment End Date. Alternatively, you may elect to have the Segment Value transferred to one or more of the available Segment Options on the scheduled Segment End Date by providing us Notice no later than two Business Days prior to your scheduled Segment End Date.

    If we discontinue any Reference Index during a Segment Term Period and we provide a substitute index, the Segment Value will remain in the Segment Option with the substituted Reference Index on the Segment End Date unless you provide Notice of your election to transfer the Segment Value to a different Segment Option.

    You will have no right to reject the substitution of a Reference Index. If you are not satisfied with the available Reference Index options following a discontinued or substituted Reference Index, you may take a partial Withdrawal or surrender the Contract subject to any applicable Withdrawal Charges, Equity Adjustments, and Interest Adjustments. Transfers from the affected Segment Option to other available Segment Options on the Contract are not permitted until the scheduled Segment End Date.

8. Charges and Adjustments
You will pay the following fees and charges when purchasing, owning, and taking a Withdrawal from the Contract. The deduction of fees and charges, and any applicable Equity Adjustments or Interest Adjustments may reduce the Cash Surrender Value below your Purchase Payment and previously credited Segment Credits, or below the protection provided by the applicable Buffer Rate or Floor Rate. An Interest Adjustment will apply if you take a Withdrawal at any time during the first six Contract Years, including on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date. Any resulting losses of principal and previously credited Segment Credits may be significant. It is possible to lose your entire investment.

38

Segment Fees
    Index-Linked Segment Options include a Segment Fee equal to 0.95%. We deduct a Segment Fee amount daily from each Index-Linked Segment Option, starting on the Segment Start Date. The Segment Fee for a Segment Option is an annualized rate that is calculated on a daily basis as a percentage of that Segment Option’s Segment Fee Base.

    On the Segment Start Date, the Segment Fee Base for a Segment Option is equal to the Segment Value of that Segment Option. For any other day during the Segment Term Period, the Segment Fee Base is equal to A-B, where:
A is the Segment Value on the Segment Start Date; and
B is any Withdrawals deducted from the Segment Option from the Segment Start Date through the prior
Business Day.

     The Segment Fee amount deducted on any day is equal to the annualized Segment Fee rate divided by the number of calendar days in the current year of the Segment Term Period and multiplied by the Segment Fee Base on that day. The Segment Fee rate will be divided by 365 during any years of the Segment Term Period that are not leap years, and 366 for those that are leap years. For example, if you have elected a 2-Year Segment Option with a Segment Start Date of February 8, 2023, the annualized rate will be divided by 365 during the first year of the Segment Term Period (from February 8, 2023 to February 8, 2024) and divided by 366 during the second year of the Segment Term Period (from February 8, 2024 to February 8, 2025).

    We begin calculating the daily Segment Fee amount on the Segment Start Date. Changes to the Segment Fee Base change the Segment Fee amount. For example, if you make a Withdrawal from a Segment Option, the Segment Fee Base and resulting Segment Fee amount for that Segment Option will decrease. We do not treat the deduction of the Segment Fee from a Segment Option as a Withdrawal in the determination of the Segment Fee Base or in the determination of the Death Benefit.

    The deduction of the Segment Fee will never reduce Segment Value below zero. If the Segment Value is reduced to zero due to a Withdrawal, Transfer, or Segment Fee, we will cease the deduction of the Segment Fee from that Segment Option and no Segment Fees will accrue while the Segment Value is zero. If you chose to transfer or allocate funds to the Segment Option for a future Segment Term Period, Segment Fees will begin being deducted based on the Segment Value on the new Segment Start Date.

    The Segment Fee amount is deducted daily before any other activity is processed on the Segment Value, including the calculation of Segment Credits. If you take a Withdrawal from a Segment Option, we deduct the Segment Fee amount for that Segment Option before processing the Withdrawal. On the Annuity Date, we deduct the Segment Fee amounts for all Segment Options before determining the Interim Value that will be used to calculate the Annuity Payments. Upon the death of any Owner (or, if the Owner is a non-natural person, any Annuitant), we deduct the Segment Fee amounts for all Segment Options before calculating the Death Benefit.

    The Segment Fee compensates us for all of your Contract’s benefits and certain expenses and risks associated with the Contract, including the risk that current charges are less than future Contract administration costs. If the Segment Fee is less than these costs and risks, we will bear the loss. If the Segment Fee covers these benefits and risks, any excess amount is profit to us. We anticipate making a profit from this fee.

Withdrawal Charges
    If, during the first six Contract Years, you surrender your Contract or make a partial Withdrawal from your Contract in excess of the Free Withdrawal amount, we will assess a Withdrawal Charge. The Withdrawal Charge offsets promotion and distribution expenses and investment risks born by the Company.

39

    The amount of the Withdrawal Charge depends on the length of time you have owned your Contract and the amount you withdraw. The Contract provides a Free Withdrawal privilege that allows you to withdraw 10% of your Contract Value as of the previous Contract Anniversary annually without incurring a Withdrawal Charge.

Contract Year	1	2	3	4	5	6	7+
Withdrawal Charge Rate	8%	8%	7%	6%	5%	4%	0%

    Withdrawal Charges may vary by state, please see Appendix C (“State Variation Chart”). Also, please see the “Surrenders and Withdrawals” section or Appendix B - Segment Interim Value Examples for examples of how Withdrawal Charges may be calculated.

    For purposes of calculating the Withdrawal Charge, we treat the Contract Year in which we receive your Purchase Payment as “Contract Year 1”.

    We will deduct the Withdrawal Charge as a percentage of the Contract Value being withdrawn, excluding the Free Withdrawal amount, as applicable. The Withdrawal Charge will be calculated as the Contract Value associated with the Withdrawal multiplied by the applicable Withdrawal Charge Rate. Any applicable Interest Adjustment and Equity Adjustment will apply and may increase or decrease the amount paid to the Owner upon Withdrawal or surrender.

    On surrender, you will receive the Interim Value reduced by any applicable Withdrawal Charges. Free Withdrawal amounts will apply to surrenders, and a Withdrawal Charge will not apply to the Free Withdrawal amount.

    We will not assess the Withdrawal Charge on:
•Free Withdrawal amounts;
•Death Benefit proceeds;
•Partial Withdrawals taken as Required Minimum Distributions under the Internal Revenue Code (see the “Required Minimum Distribution” section);
•Withdrawals taken after the sixth Contract Year;
•A qualifying Withdrawal under the Confinement Waiver (see the “Confinement Waiver” section);
•A qualifying Withdrawal under the Terminal Illness Waiver (see the “Terminal Illness Waiver” section);
•The application of the Interim Value to a Settlement Option; or
•Payments during the Annuity Phase

    During the Accumulation Phase, you are entitled to a Free Withdrawal amount each year. We also reserve the right to waive the Withdrawal Charge in certain circumstances. For information on Free Withdrawal amounts and Withdrawal Charge waivers, see the “Benefits Available Under the Contract” section. Any Free Withdrawal amount not used in a year may not be carried forward to a future year.

Withdrawals or surrenders may be subject to income tax and to an additional 10% federal tax penalty if made before the Owner is age 59½.

Premium Tax
Premium Tax………………………………………..3.5%
(as a percentage of the Purchase Payment)

40

    We may be required to pay state Premium Taxes, currently ranging from 0% to 3.5%, in connection with a Purchase Payment or values under the Contract. Depending upon applicable state law, we may deduct charges for the Premium Taxes we incur with respect to your Purchase Payment, from amounts withdrawn or from the amount applied under a Settlement Option. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Purchase Payment, depending on applicable state law. Premium Tax is not currently deducted, but we reserve the right to do so in the future. The maximum charge we may deduct if we exercise the right in accordance with state law is currently 3.5%.

Interim Value Calculation
    Any Withdrawal (partial Withdrawal, a Required Minimum Distribution, a surrender of your Contract, or payment of a Death Benefit, or the application of Interim Value to a Settlement Option) will also be subject to an Interim Value calculation comprised of two components: an Interest Adjustment and an Equity Adjustment, each of which may increase or decrease your Withdrawal proceeds. An Interest Adjustment will apply if you take a Withdrawal at any time during the first six Contract Years, including Withdrawals taken on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date. See the “Segment Interim Value” section for additional information about how Interim Values are calculated. Even if Segment Credits are positive, the deduction of fees and charges, including Segment Fee amounts, Withdrawal Charges, and any applicable Equity Adjustments or Interest Adjustments, may reduce your Cash Surrender Value below your Purchase Payment and previously credited Segment Credits, or below the protection provided by the applicable Buffer Rate or Floor Rate. The maximum potential loss due to Equity Adjustment and Interest Adjustment (as a percentage of Contract Value withdrawn from an Index-Linked Segment Option) is 100%.

We will calculate your Interim Value at the end of each Business Day and will publish the value on our customer portal (www.athene.com/MyAthene-login) on the following Business Day. We reserve the right to not publish the Interim Value for any reason we choose. You may also determine the Interim Value as of the previous Business Day by calling our Administrative Office. As the Interim Value is calculated at the end of the Business Day and values fluctuate daily, this means you won't be able to determine the Interim Value for the day in advance of any transactions you request that are impacted by it. Therefore, any portion of the Interim Value you capture may be higher or lower than it was at the point in time you requested your transaction.

Segment Interim Value
    The Interim Value calculation consists of two parts: an Interest Adjustment and an Equity Adjustment, which are calculated separately for each Segment Option to which you allocate Contract Value. An Interest Adjustment will apply if you take a Withdrawal from the Fixed Segment Option or an Index-Linked Segment Option at any time during the first six Contract Years, including on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date. The Segment Interim Value is equal to the Segment Value adjusted for any applicable Interest Adjustment and Equity Adjustment.

    The purpose of the Interim Value calculation is to approximate changes in the market value of debt securities and derivative instruments supporting your Contract, which we sell to fund the Withdrawal. The Interest Adjustment, which may be positive or negative, is designed to approximate changes in the value of debt instruments based on changes in market interest rates and credit spreads. The Equity Adjustment, which also may be positive or negative, is designed to approximate the changes in the value of derivative instruments that hedge market risks associated with our contractual obligation to apply Segment Credits to Index-Linked Segment Options on the Segment End Date. The Withdrawal proceeds you receive will reflect positive or negative adjustments assessed by way of any applicable Interest Adjustment and Equity Adjustment as well as the deduction of any applicable Withdrawal Charge.

41

On any day, the Segment Interim Value for an Index-Linked Segment Option is equal to A + B + C, where:
A.is the Segment Value on this date;
B.is any applicable Interest Adjustment on this date; and
C.is any applicable Equity Adjustment on this date.

    The Equity Adjustment is equal to zero on any Segment End Date.

    On any day, the Segment Interim Value for the Fixed Segment Option is equal to A + B, where:
A.is the Segment Value on this date; and
B.is any applicable Interest Adjustment on this date.

    For examples of how we calculate the Segment Interim Value, please see Appendix B (“Segment Interim Value Examples”).

Interest Adjustment
    The Company invests in fixed income assets to support the value of the Segment Options. Upon any Withdrawal, including annuitization, death, partial Withdrawal, or surrender, the Company must sell a portion of these assets. The Interest Adjustment is a positive or negative adjustment that approximates the change in value of the fixed income assets that are sold to fund any distribution from the Contract. It is applied consistently across all Segment Options available in the Contract and does not relate specifically to any particular fixed income assets supporting the Contract. The Interest Adjustment applies only during the first six Contract Years and is equal to zero after the expiration of the Withdrawal Charge Period.

    On any day, the total Interest Adjustment for any Segment Option equals (A x B) where:
A.is the Segment Value on this date, immediately prior to any Withdrawal; and
B.is the Interest Adjustment Factor.

    The Interest Adjustment Factor for any Index-Linked Segment Option equals (RN/12 -1), where:
N is the number of complete months remaining before the Withdrawal Charge Period expires; and
R is equal to (1 + A) / (1 + B), where:
A.is the Beginning Interest Adjustment index value; and
B.is the Closing Interest Adjustment index value.

The Interest Adjustment Factor for the Fixed Segment Option equals the greater of (RN/12 -1) and [-(12.5% - C)], where:
N is the number of complete months remaining before the Withdrawal Charge Period expires; and
R is equal to (1 + A) / (1 + B), where:
A.is the Beginning Interest Adjustment index value; and
B.is the Closing Interest Adjustment index value.
C is equal to the applicable Withdrawal Charge rate for that Contract Year.

    The Interest Adjustment index is the 7 Year Point on the A Rated US Bloomberg Fair Value Curve, a bond index published by Bloomberg. The Beginning Interest Adjustment index value is equal to the closing price of the Interest Adjustment index on the Contract Date. The Closing Interest Adjustment index value is equal to the closing price of the Interest Adjustment index on the day we calculate the Segment Interim Value.

    If the closing price of the Interest Adjustment index on the day the Interest Adjustment is calculated is greater than the closing price of the index on the Contract Date, the Interest Adjustment will be negative and will

42

decrease the Segment Interim Value. If the closing price of the Interest Adjustment index on the day the Interest Adjustment is calculated is less than the than the closing pricing of this index on the Contract Date, the Interest Adjustment will be positive and will increase the Segment Interim Value.

    You may obtain the daily price of the Interest Adjustment index by contacting us. If a closing price of the Interest Adjustment index is not available on any day for which a closing price is needed, then the closing price as of the first preceding Business Day for which a closing price is available will be used.

    If the Interest Adjustment index is discontinued, we are unable for any reason to utilize it, or the calculation of these values are substantially changed, we may substitute another method of determining the values that will be used in the above calculation and will inform you of such change at your last known address on file with us.

Equity Adjustment
     The Equity Adjustment is a positive or negative adjustment designed to approximate the change in market value of the derivative instruments that hedge risks associated with our obligation to apply Segment Credits to Index-Linked Segment Options. While the performance of the Reference Index factors into the calculation of the Equity Adjustment, the Equity Adjustment does not equal the performance of the Reference Index. The Equity Adjustment may be negative even when the value of the Reference Index has increased or has declined less than the Buffer Rate for an Index-Linked Segment Option with a Buffer Rate. Similarly, the Equity Adjustment may reduce the Segment Interim Value of an Index-Linked Segment Option with a Floor Rate by more than the applicable Floor Rate. It does not relate to any particular derivative instrument(s) supporting the Contract. The Equity Adjustment Factor represents the difference in the value of the hypothetical derivatives on a given date before the Segment End Date and on the Segment Start Date, adjusted for the whole number of years elapsed in the Segment Term Period.

The adjustment accounts for the applicable Cap Rate, Participation Rate, Buffer Rate or Floor Rate, and the Index Allocation Percentage for the Performance Blend Segment Option by using the Black-Scholes pricing model to track the value of a hypothetical set of derivatives on days other than a Segment End Date. The inputs used in the Black-Scholes method are consistent with market prices, and include relevant adjustments that reflect the estimated cost of entering the hypothetical derivative positions on the Segment Start Date and exiting the hypothetical derivative positions before the Segment End Date.

    On any Segment End Date, the Equity Adjustment will be equal to zero and will not result in any adjustment to a Withdrawal. You may avoid an Equity Adjustment by taking Withdrawals on a Segment End Date.

The total Equity Adjustment for any Index-Linked Segment Option equals (A x B) where:
A.is the Segment Value on this date, immediately prior to any Withdrawal; and
B.is the Equity Adjustment Factor applicable to that Segment Option.

    The following hypothetical derivatives are utilized in the calculation of the Equity Adjustment Factor for Point-to-Point Segment Options:
•At-the-money call (ATM Call): This is an option to buy a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the Segment Start Date;
•Out-of-the-money call (OTM Call): This is an option to buy a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the Segment Start Date x (1 + Cap Rate);
•Out-of-the-money put (OTM Put): This is an option to sell a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the Segment Start Date x (1 - Buffer Rate) or with a strike price equal to the price of the index on the Segment Start Date x (1 - Floor Rate), depending on which Segment Option is being evaluated; and
•At-the-money put (ATM Put): This is an option to sell a position in the Reference Index on the next Segment End Date at a strike price equal to the price of the index on the Segment Start Date.

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    For Index-Linked Segment Options using the Point-to-Point Crediting Method with a Buffer Rate or the Performance Blend Crediting Method, the value of the derivative instruments is equal to (ATM Call - OTM Call) x Participation Rate - OTM Put.

For Index-Linked Segment Options using the Point-to-Point Crediting Method with a Floor Rate, the value of the derivative instruments is equal to (ATM Call - OTM Call) x Participation Rate - ATM Put + OTM Put.

    The hypothetical call options (ATM Call and OTM Call) are intended to value the potential for increases in the Reference Index up to the applicable Cap Rate. As shown in the formulas above, the resulting difference is multiplied by the applicable Participation Rate. For Index-Linked Segment Options with a Buffer Rate, the hypothetical out-of-the-money put option (OTM Put) is intended to value the potential for decreases in the Reference Index in excess of the applicable Buffer Rate. For Index-Linked Segment Options with a Floor Rate, the hypothetical at-the-money put option (ATM Put) is intended to value the potential for decreases in the Reference Index, and the hypothetical out-of-the-money put option (OTM Put) is intended to value the protection provided by the applicable Floor Rate.

    For any Index-Linked Segment Option, the Equity Adjustment Factor is equal to A - B x (1 - Y), where:
    A is the value of the derivative instruments on the day we calculate the Segment Interim Value;
B is the value of the derivative instruments on the Segment Start Date; and
    Y is the number of whole years elapsed from the Segment Start Date to the day we calculate the Segment
     Interim Value, divided by the Segment Term Period.

    The Performance Blend Segment Option requires additional steps to determine the Equity Adjustment Factor:
•For A and B defined above, the value of the derivative instruments for each of the underlying indices is calculated independently using the Black-Scholes Method.
•Weights are assigned based on the relative value of the derivative instruments across the underlying indices to produce an aggregate derivative instrument value for the Performance Blend Segment Option.
•50% weight is assigned to the index with the highest value of derivative instruments on the date in question;
•30% weight is assigned to the index with the second highest value of derivative instruments on the date in question; and
•20% weight is assigned to the index with the lowest value of derivative instruments on the date in question.

For an example of how we calculate the Equity Adjustment Factor for the Point-to-Point Segment Options and Performance Blend Segment Options, please see Appendix B (“Segment Interim Value Examples”).

The following Black-Scholes Method inputs are used in the calculation of the Equity Adjustment:
•Volatility - This input varies with the amount of time remaining in the Segment Term Period and the ratio of the strike price to the current price (referred to as the moneyness of the option) at the time of the calculation.
To derive a volatility input for each hypothetical option, we use daily quotes of implied volatility that we receive from independent third-parties. Implied volatility quotes are obtained for two at-the-money options with the closest maturity before and after the Segment End Date of your Segment Option, as well as for the two options with the same maturity as your Segment Option and with the closest moneyness value above and below the moneyness of each hypothetical option.

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We calculate the implied volatility input of each hypothetical option as follows:
1.Calculate the implied volatility of an option with the same moneyness as each hypothetical option, but with the closest maturity before the Segment End Date by linearly interpolating between:
a.An option with the closest maturity before the Segment End Date, but with the closest moneyness above the moneyness of each hypothetical option; and
b.An option with the closest maturity before the Segment End Date, but with the closest moneyness below the moneyness of each hypothetical option.
2.Calculate the implied volatility of an option with the same moneyness as each hypothetical option, but with the closest maturity after the Segment End Date by linearly interpolating between
a.An option with the closest maturity after the Segment End Date, but with the closest moneyness above the moneyness of each hypothetical option; and
b.An option with the closest maturity after the Segment End Date, but with the closest moneyness below the moneyness of each hypothetical option.
3.Calculate the implied volatility input for each hypothetical option by linearly interpolating between (1) and (2) above.

•Index Dividend Yield - On a daily basis we will receive the average annual dividend yield across the Reference Index for each Segment Option, as provided by an independent third-party.

•Swap Rate - We use key derivative swap rates provided by an independent third-party. Swap rates are obtained for maturities adjacent to the actual time remaining in the Segment Term Period at the time of the calculation. We use linear interpolation to derive the exact remaining duration rate needed as the input.

     The Company uses market data from third-party sources to calculate the value of the derivative instruments. If we are delayed in receiving this data and cannot calculate the current value of the derivative instruments as of that day, we will use the prior Business Day's value.

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9. Benefits Available Under the Contract

Benefits Summary
The following table summarizes information about the benefits available under the Contract. The availability of contract benefits may vary by state or financial intermediary. Please see “Appendix C - State Variation Chart” and “Appendix D - Financial Intermediary Variation Chart” for details.

Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Withdrawal	Provides for an amount that may be withdrawn each Contract Year without incurring Withdrawal Charges	None
•Only available during the Accumulation Phase.
•Withdrawals of Free Withdrawal amount may reflect an Equity Adjustment and/or an Interest Adjustment, which may be less than your initial investment, and taxes and tax penalties.
•Withdrawals will reduce your Contract Value and the potential for positive Segment Credits that you may receive. The reduction in Contract Value may be significant, and may be greater than the amount withdrawn. Any amounts withdrawn could also result in significant reductions to your Death Benefit and other benefits available under the Contract.
•Unused Free Withdrawal amounts not available in future Contract Years.

Required Minimum Distribution	Provides for any Withdrawal considered an Required Minimum Distribution under Section 401(a)(9) to not be subject to Withdrawal Charges	None
•Only available during the Accumulation Phase.
•Withdrawals may reflect an Equity Adjustment and/or an Interest Adjustment, which may be less than your initial investment, and taxes and tax penalties.
•Required Minimum Distributions will reduce your Contract Value and the potential for positive Segment Credits that you may receive. The reduction in Contract Value may be significant, and may be greater than the amount withdrawn. Any amounts withdrawn could also result in significant reductions to your Death Benefit and other benefits available under the Contract.
•Required Minimum Distributions will incur a Withdrawal Charge if you previously took a Withdrawal in the same Contract Year to satisfy the required minimum distribution requirement under your Contract.

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Death Benefit
During the Withdrawal Charge Period, upon death provides a Death Benefit payment equal to the greater of Interim Value or Purchase Payments (less less net proceeds from Withdrawals).

After the Withdrawal Charge Period, upon death provides a Death Benefit payment equal to Interim Value
None
•Only available during the Accumulation Phase.
•Calculation of Interim Value is subject to any applicable Equity Adjustment and Interest Adjustment.
•During the Withdrawal Charge Period, Purchase Payment component is reduced by any net proceeds from prior Withdrawals.

Confinement Waiver	Waiver of Withdrawal Charges in the event of a confinement to a Qualified Care Facility	None
•Automatically included in Contract at issue.
•Only available during the Accumulation Phase.
•Only available after the first Contract Anniversary.
•Owner must be confined to a Qualified Care Facility as defined by the benefit for at least 60 days. Confinement must begin at least one year after Contract Date.
•Confinement must be recommended by a Physician as defined in the Confinement Waiver section.
•Withdrawals under the benefit may be subject to any applicable Equity Adjustment and Interest Adjustment, taxes and tax penalties.

Terminal Illness Waiver	Waiver of Withdrawal Charges in the event the Owner (or Annuitant if the Owner is not a natural person) is diagnosed with a Terminal Illness	None
•Automatically included in Contract at issue.
•Only available during the Accumulation Phase.
•Only available after the first Contract Anniversary.
•Owner must be diagnosed with a Terminal Illness by a Physician as defined in the Terminal Illness Waiver section.
•Initial diagnosis must occur at least one year after Contract Date.
•Withdrawal under benefit may be subject to any applicable Equity Adjustment, Interest Adjustment, taxes and tax penalties.

Free Withdrawals
    A Free Withdrawal is a Withdrawal amount on which no Withdrawal Charges apply. However, an Interest Adjustment and Equity Adjustment will still apply. The Free Withdrawal amount available in any Contract Year is equal to 10% of the Contract Value as of the previous Contract Anniversary. Any unused portion of the Free Withdrawal amount for a Contract Year cannot be carried over to the following Contract Year.

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    If the amount of a partial Withdrawal in any Contract Year exceeds the Free Withdrawal amount for that Contract Year, the excess Withdrawal will be subject to any applicable Withdrawal Charge. If the Owner surrenders the Contract, a Withdrawal Charge will be applied to any Free Withdrawal previously taken during the same Contract Year.

    The Example below shows the effect of the Free Withdrawal amount on the remaining Segment Value and the proceeds paid to the Owner. This Example assumes a gross Withdrawal of $10,000 (the maximum Free Withdrawal amount) is requested.

Example 9 - Effect of a Free Withdrawal on the Net Withdrawal
Equity Adjustment Factor	-16.89%
Interest Adjustment Factor	2.77%
Contract Value on the previous Contract Anniversary	$100,000.00
Immediately Before Withdrawal
Segment Value	$99,525.00
Total Equity Adjustment	$(16,809.77)	[1]
Total Interest Adjustment	$2,756.84	[2]
Segment Interim Value	$85,472.07
Withdrawal
Withdrawal Amount	$10,000.00
Equity Adjustment attributable to the Withdrawal	$(1,689.00)	[3]
Interest Adjustment attributable to the Withdrawal	$277.00	[4]
Withdrawal Charge	$—
Net Withdrawal Amount paid to Owner	$8,588.00
Immediately After Withdrawal
Resulting Segment Value	$89,525.00

(1)    Total Equity Adjustment = 99,525 x -16.89% = (16,809.77)
(2)    Total Interest Adjustment = 99,525 x 2.77% = 2,756.84
(3)    Equity Adjustment attributable to Withdrawal = 10,000 x -16.89% = (1,689.00)
(4)    Interest Adjustment attributable to Withdrawal = 10,000 x 2.77% = 277.00

Required Minimum Distribution
    If your Contract is subject to minimum distribution requirements under Internal Revenue Code Section 401(a)(9), any Withdrawal of a minimum distribution required under Section 401(a)(9) with respect to the Contract (a “Required Minimum Distribution”), as calculated by us, will not be subject to Withdrawal Charges. Any Withdrawal made to satisfy required minimum distribution requirements will count towards your Free Withdrawal Amount and will be subject to an Equity Adjustment and Interest Adjustment. If you surrender the Contract, a Withdrawal Charge will be applied to any Free Withdrawal previously taken during the same Contract Year, including any Required Minimum Distribution Withdrawals. Required Minimum Distributions will incur a Withdrawal Charge if you previously took a Withdrawal in the same Contract Year to satisfy the required minimum distribution requirement under your Contract. In this circumstance, you must wait until the next Contract Anniversary to take your Required Minimum Distribution without incurring a Withdrawal Charge. Because all Required Minimum Distribution Withdrawals are subject to an Equity Adjustment and Interest Adjustment, you may wish to take distributions from other assets to satisfy the Required Minimum Distribution associated with this Contract.

Required Minimum Distributions can be withdrawn anytime during a Segment Term Period, including from Index-Linked Segment Options, and, when applicable, will be required on an ongoing basis.

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Required Minimum Distributions will reduce your Contract Value and the potential for positive Segment Credits that you may receive. The reduction in Contract Value may be significant, and may be greater than the amount withdrawn. Any amounts withdrawn could also result in significant reductions to your Death Benefit and other benefits available under the Contract. While Withdrawal Charges may not apply, Required Minimum Distributions could still result in negative Interim Value adjustments, taxes, and tax penalties, as applicable. Under extreme circumstances, you could lose up to 100% of your investment from a negative Interest Adjustment on money allocated to an Index-Linked Segment Option. Under extreme circumstances, you could lose up to 100% of your investment from a negative Equity Adjustment on money allocated to an Index-Linked Segment Option. Therefore, this Contract may not be an appropriate investment for taking these distributions. Please consult a Financial Professional regarding the appropriateness of taking these types of withdrawals from this contract.

The Example below shows the effect of the Required Minimum Distribution on the Net Withdrawal amount. This Example assumes an annual Required Minimum Distribution of $12,000 is requested.

Example 10 - Effect of a Required Minimum Distribution on the Net Withdrawal
Equity Adjustment Factor	-16.89%
Interest Adjustment Factor	2.77%
Contract Value on the previous Contract Anniversary	$100,000.00
Immediately Before Withdrawal
Segment Value	$99,525.00
Total Equity Adjustment	$(16,809.77)	[1]
Total Interest Adjustment	$2,756.84	[2]
Segment Interim Value	$85,472.07
Withdrawal
Required Minimum Distribution	$12,000.00
Free Withdrawal Amount	$10,000.00
Equity Adjustment attributable to the Withdrawal	$(2,026.80)	[3]
Interest Adjustment attributable to the Withdrawal	$332.40	[4]
Withdrawal Charge	$—
Net Withdrawal Amount paid to Owner	$10,305.60
Immediately After Withdrawal
Remaining Free Withdrawal	$—
Resulting Segment Value	$87,525.00

(1)    Total Equity Adjustment = 99,525 x -16.89% = (16,809.77)
(2)    Total Interest Adjustment = 99,525 x 2.77% = 2,756.84
(3)    Equity Adjustment attributable to Withdrawal = 12,000 x -16.89% = (2,026.80)
(4)    Interest Adjustment attributable to Withdrawal = 12,000 x 2.77% = 332.40

Death Benefit
If any Owner (or, if the Owner is a non-natural person, any Annuitant) dies prior to the Annuity Date, we will pay the Death Benefit to the Beneficiary. During the Withdrawal Charge Period, the Death Benefit is the greater of:
1.The Purchase Payment less net proceeds from prior Withdrawals; and
2.The Interim Value on the date of death (See the “Charges and Adjustments” section for more information).

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    Net proceeds from prior Withdrawals are equal to the Contract Value withdrawn after the application of Withdrawal Charges, Interest Adjustments, and Equity Adjustments. Withdrawals do not include any amount deducted for the payment of Segment Fees. Withdrawal Charges will not be applied in determining the Death Benefit payable to your Beneficiary.

    After the Withdrawal Charge Period, the Death Benefit will be the Interim Value on the date of death (See the “Charges and Adjustments” section for information on determining the Interim Value). If the Owner is a natural person and the Owner is changed or an additional Owner is added (or if the Owner is a non-natural person and the Annuitant is changed or an additional Annuitant is added), except through the continuation of the Contract as a surviving spouse as described below, the Death Benefit will be the Interim Value on the date of death.

    We will pay the Death Benefit within five (5) years of the death of the Owner. If the Contract is a Non-Qualified Contract, and if the Beneficiary is a natural person, such Beneficiary may elect for the Death Benefit to be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, provided the election is made in accordance with Internal Revenue Code section 72.

    Upon the death of any Joint Owner, where the surviving spouse is the surviving Joint Owner, the surviving Joint Owner will become the Beneficiary to whom the Death Benefit will be paid, and any other Beneficiary designation on record at the time of the death will be treated as a contingent Beneficiary.

    If the Beneficiary is the deceased Owner’s surviving spouse, the surviving spouse may elect to continue the Contract as the sole Owner in lieu of receiving the Death Benefit. The Death Benefit payable upon the death of a spouse who has continued the Contract will be based on the greater of the Purchase Payment less net proceeds from prior Withdrawals and the Interim Value on the continuing spouse’s date of death during the remainder of the Withdrawal Charge Period and will be based on the Interim Value on the continuing spouse’s date of death thereafter. This provision relating to the surviving spouse can only apply once, it cannot apply a second time if the surviving spouse elects to continue the Contract, remarries, and then dies.

    All elections must be made by submitting the appropriate paperwork to us in Good Order.

    If the Annuitant is not an Owner and dies prior to the Annuity Date, you may designate a new Annuitant, subject to our underwriting rules then in effect. If no designation is made within 30 days of death of the Annuitant, the younger of you or any Joint Owner will become the Annuitant.

    If the Owner is a non-natural person, then the death of the Annuitant will be treated as the death of the Owner and a new Annuitant may not be designated.

    Before we will pay the Death Benefit, we must receive proof of death at our Administrative Office in a form and manner satisfactory to us, which includes:
•Copy of death certificate while the Contract was in effect;
•Our claim form properly completed from each Beneficiary, as applicable; and
•Any other documents required by law.

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Some examples of how the Death Benefit works are noted below.

Example 11 - Death Benefit Calculation During Withdrawal Charge Period
Purchase Payment	$150,000.00
Prior Withdrawals	$50,000.00
Contract Value	$125,000.00
Equity Adjustment attributable to the Death Benefit	$(30,000.00)
Interest Adjustment	$3,000.00
Interim Value	$98,000.00	[1]
Death Benefit	$100,000.00	[2]
(1)    Interim Value = 125,000 - 30,000 + 3,000 = 98,000
(2)    Death Benefit = Max(150,000-50,000 , 98,000) = 100,000

Example 12 - Death Benefit Calculation After Withdrawal Charge Period
Purchase Payment	$150,000.00
Prior Withdrawals	$50,000.00
Contract Value	$125,000.00
Equity Adjustment attributable to the Death Benefit	$(30,000.00)
Interest Adjustment	$3,000.00
Interim Value	$98,000.00	[1]
Death Benefit	$98,000.00	[2]
(1)    Interim Value = 125,000 - 30,000 + 3,000 = 98,000
(2)    Death Benefit = Interim Value = 98,000

Confinement Waiver
    During the Accumulation Phase, after the first Contract Year and before the Death Benefit becomes payable under the Contract, we will waive the Withdrawal Charge on a requested Withdrawal (including a partial Withdrawal or full surrender) if the following requirements are met:
•any Owner (or, if the Owner is a non-natural person, any Annuitant), is confined to a Qualified Care Facility;
•confinement continues for at least sixty (60) consecutive days;
•confinement begins at least one year after the Contract Date;
•confinement is recommended in writing by a Physician; and
•we receive the Withdrawal request and the Physician’s recommendation no later than ninety (90) days following the date the confinement has ceased.

    Any applicable Interest Adjustment and Equity Adjustment will still apply.

    A “Qualified Care Facility” means a Convalescent Care Facility, Hospice Facility or Hospital as described below:
•Convalescent Care Facility means an institution which: (i) is licensed by the State as a convalescent nursing facility, a qualified nursing facility, a convalescent hospital, a convalescent unit of a Hospital, an intermediate care facility, or a custodial care facility; and (ii) is primarily engaged in providing, in addition to room and board accommodations, continuous nursing service by or under the supervision of a Physician or a licensed registered nurse (R.N.); and (iii) maintains a daily record of each patient which is available for our review; and (iv) administers a planned program of observation and treatment by a Physician (which for purposes of this provision also cannot be the proprietor or an employee of such facility) which is in accordance with existing standards of medical practice for the confinement.

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•Convalescent Care Facility does not include any facility, or any part of a facility, used primarily for: rest care, training or education of the Owner, or the treatment of alcoholism or chemical dependency. Examples of such excluded facilities include (but are not limited to): spas, retreats, and alcohol and drug rehabilitation clinics.
•Hospice Facility means an institution which provides a formal program of care for terminally ill patients whose life expectancy is less than 6 months, provided on an inpatient basis and directed by a Physician. It must be licensed, certified or registered in accordance with State law.
•Hospital means an institution which: (i) is licensed as a hospital and operated pursuant to law; and (ii) is primarily engaged in providing or operating (either on its premises or in facilities available to the hospital on a prearranged contractual basis and under the supervision of a staff of one or more duly licensed Physicians) diagnostic and surgery facilities for the medical care and treatment of injured and sick persons on an inpatient basis for which a charge is made; and (iii) provides 24-hour nursing service by or under the supervision of a licensed registered nurse (R.N.).
•Hospital does not include any facility, or any part of a facility, used primarily for: rest care, training or education, or the treatment of alcoholism or chemical dependency. Examples of such excluded facilities include (but are not limited to): spas, retreats, and alcohol and drug rehabilitation clinics.

    Physician for purposes of this provision means a doctor of medicine or osteopathy legally authorized to practice medicine by the State in which he/she performs such function. The Physician cannot be you, an Annuitant, a Beneficiary, or a member of your, an Annuitant’s, a Beneficiary’s immediate family, including a husband, wife, domestic partner, civil union partner, child, sibling, parent, grandparent, grandchild, cousin, aunt, uncle, niece, nephew and any of their Spouses, domestic partners or civil union partners. State for purposes of this provision means each state of the United States of America, as well as the District of Columbia, the Commonwealth of Puerto Rico, the Virgin Islands, Guam, and American Samoa.

    We reserve the right to obtain, at any time, an additional opinion or an examination of the ill Owner from a Physician that we designate at our expense. Should this opinion differ from that of the Owner’s Physician, the opinion of our Physician will prevail.

    The Confinement Waiver terminates upon the change or addition of an Owner (or if the Owner is a non-natural person and the Annuitant is changed or an additional Annuitant is added), except through continuation of the Contract as a surviving spouse.

    This provision may vary by state, please see Appendix C (“State Variation Chart”).

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The Example below shows the effect of the Confinement Waiver on the Net Withdrawal. This Example assumes a Withdrawal of $12,000 is requested.

Example 13 - Effect of the Confinement Waiver on the Net Withdrawal
Contract Value on the previous Contract Anniversary	$100,000.00
Current Contract Value	$125,000.00
Free Withdrawal Amount	$10,000.00	[1]
Equity Adjustment attributable to the Withdrawal	$(750.00)
Interest Adjustment attributable to the Withdrawal	$125.00
Requested Withdrawal	$12,000.00
Withdrawal Without Confinement Waiver
Withdrawal Charge Percentage	7%
Withdrawal Charge	$140.00	[2]
Net Withdrawal Amount paid to Owner	$11,235.00	[3]
Withdrawal With Confinement Waiver
Net Withdrawal Amount paid to Owner	$11,375.00	[4]
Immediately After Withdrawal
Resulting Contract Value	$113,000.00	[5]
(1)    Free Withdrawal Amount = 100,000 x 10% = 10,000
(2)    Withdrawal Charge = (12,000 - 10,000) x 7% = 140
(3)    Net Withdrawal = 12,000 - 750 + 125 - 140 = 11,235
(4)    Net Withdrawal = 12,000 - 750 + 125 = 11,375
(5)    Resulting Contract Value = 125,000 - 12,000 = 113,000

Terminal Illness Waiver
    During the Accumulation Phase, after the first Contract Year and before the Death Benefit becomes payable, we will waive the Withdrawal Charge on a requested Withdrawal (including a partial Withdrawal or full surrender) if the following requirements are met:
•any Owner (or, if the Owner is a non-natural person, any Annuitant), is diagnosed with a Terminal Illness;
•the initial diagnosis occurs at least one year after the Contract Date; and
•the Withdrawal request is accompanied by a certification of Terminal Illness prepared by a Physician who has examined the ill Owner and is qualified to provide the certification.

    Any applicable Interest Adjustment or Equity Adjustment will still apply.

    Terminal Illness means an illness that is expected to cause death within twelve (12) months.

    Physician for purposes of this provision means a doctor of medicine or osteopathy legally authorized to practice medicine by the State in which he/she performs such function. The Physician cannot be you, an Annuitant, a Beneficiary, or a member of your, an Annuitant’s, a Beneficiary’s immediate family, including a husband, wife, domestic partner, civil union partner, child, sibling, parent, grandparent, grandchild, cousin, aunt, uncle, niece, nephew and any of their Spouses, domestic partners or civil union partners. State for purposes of this provision means each state of the United States of America, as well as the District of Columbia, the Commonwealth of Puerto Rico, the Virgin Islands, Guam and American Samoa.

    We reserve the right to obtain, at any time, an additional opinion or an examination of the ill Owner from a Physician that we designate at our expense. Should this opinion differ from that of the ill Owner’s Physician, the opinion of our Physician will prevail.

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    The Terminal Illness waiver terminates upon the change or addition of an Owner (or if the Owner is a non-natural person and the Annuitant is changed or an additional Annuitant is added), except through continuation of the Contract as a surviving spouse.

    This provision may vary by state, please see Appendix C (“State Variation Chart”).

The Example below shows the effect of the Terminal Illness Waiver on the Net Withdrawal. This Example assumes a Withdrawal of $12,000 is requested.

Example 14 - Effect of the Terminal Illness Waiver on the Net Withdrawal
Contract Value on the previous Contract Anniversary	$100,000.00
Current Contract Value	$125,000.00
Free Withdrawal Amount	$10,000.00	[1]
Equity Adjustment attributable to the Withdrawal	$(750.00)
Interest Adjustment attributable to the Withdrawal	$125.00
Requested Withdrawal	$12,000.00
Withdrawal Without Terminal Illness Waiver
Withdrawal Charge Percentage	7%
Withdrawal Charge	$140.00	[2]
Net Withdrawal Amount paid to Owner	$11,235.00	[3]
Withdrawal With Terminal Illness Waiver
Net Withdrawal Amount paid to Owner	$11,375.00	[4]
Immediately After Withdrawal
Resulting Contract Value	$113,000.00	[5]

(1)    Free Withdrawal Amount = 100,000 x 10% = 10,000
(2)    Withdrawal Charge = (12,000 - 10,000) x 7% = 140
(3)    Net Withdrawal = 12,000 - 750 + 125 - 140 = 11,235
(4)    Net Withdrawal = 12,000 - 750 + 125 = 11,375
(5)    Resulting Contract Value = 125,000 - 12,000 = 113,000

10. Surrenders and Withdrawals
Access to your Contract Value
    During the Accumulation Phase before the Death Benefit becomes payable under the Contract, you may request a partial Withdrawal or surrender your Contract. The minimum Withdrawal you may request from your Contract at any time is $500. Any partial Withdrawal or surrender will be subject to any applicable Interest Adjustment and an Equity Adjustment, and any partial Withdrawals in excess of the Free Withdrawal amount or any surrender during the first six Contract Years will also be subject to a Withdrawal Charge. If you request a partial Withdrawal that causes your Contract Value to be less than $2,000, we will treat the request as a surrender of the Contract for the entire Contract Value.

    Proceeds payable on a partial Withdrawal or surrender may be reduced by any applicable Interest Adjustment, Equity Adjustment or Withdrawal Charge. The Interest Adjustment, which applies to all Withdrawals and surrenders during the first six Contract Years, will be negative if the Interest Adjustment index has risen since your Contract Date. The Equity Adjustment, which applies to partial Withdrawals and surrenders from Index-Linked Segment Options before the Segment End Date, may be negative even when the value of the Reference Index has increased or declined less than the Buffer Rate for an Index-Linked Segment Option with a Buffer Rate. Similarly, the Equity Adjustment may reduce the Segment Interim Value of an Index-Linked Segment Option with a Floor

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Rate by more than the applicable Floor Rate. If the applicable Interest Adjustment and Equity Adjustment together are negative at the time of a Withdrawal, the reduction in the Contract Value as a result of the Withdrawal will be greater than the net proceeds you receive. During the first six Contract Years, the Withdrawal Charge will further reduce proceeds payable on a partial Withdrawal greater than the Free Withdrawal amount or on a surrender of the Contract.

    The calculation of the Interest Adjustment will be identical for each Segment Option. The calculation of the Equity Adjustment will differ between Segment Options depending on whether the Index-Linked Segment Option has a Buffer Rate or a Floor Rate, the length of the Segment Term Period, and the time remaining in the Segment Term Period. These differences depend on current market conditions and cannot be known in advance. If you have allocated funds to multiple Segment Options, you should discuss with your Financial Professional before taking a Withdrawal to evaluate whether to take a Withdrawal from a particular Segment Option. Withdrawals or surrenders may also be subject to income tax and to an additional 10% federal penalty tax if made before the Owner is age 59½ (see the “Taxes” section for additional information). You should consult your tax advisor before taking a Withdrawal.

    To request a partial Withdrawal or surrender, you must submit written Notice in Good Order to our Administrative Office. You must provide the consent of all Owners and irrevocable Beneficiaries before we will process the Withdrawal request. Your Notice must specify the amount that is to be withdrawn, either as a total dollar amount or as a percentage of the Contract Value. Unless you direct otherwise, we will take the Withdrawal first from the Fixed Segment Option. To the extent there are not enough funds in the Fixed Segment Option to cover a partial Withdrawal, we will deduct the remaining balance from other Segment Options, beginning with Segment Options that have the shortest Segment Term Period. If you have multiple Segment Options with the same Segment Term Period, we will deduct the remaining balance pro rata across those Segment Options.

    Values are determined at the end of each Business Day. If we receive a written Notice in Good Order by 4:00 p.m. Eastern Time on a Business Day, the request will use the values calculated at the end of that Business Day. If we receive a written Notice in Good Order after 4:00 p.m. Eastern Time, the request will use the values calculated at the end of the next Business Day. You may request a partial Withdrawal or surrender up to 60 days in advance. For example, you may submit a written request for a partial Withdrawal or surrender on a Segment End Date up to 60 days before the Segment End Date. The value of any partial Withdrawal or surrender that is requested in advance will be calculated on the Business Day that the partial Withdrawal or surrender occurs. All partial Withdrawals and surrenders that occur on the same Business Day will be combined for the purpose of calculating Segment Interim Values.

    We may defer payments we make under your Contract for up to six months if the insurance regulatory authority of the state in which we issued the Contract approves such deferral. We will apply interest to the deferred payments, if required by state law.

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    The Example below shows the effect of a Withdrawal, the Equity Adjustment, and the Interest Adjustment on the remaining Segment Value and the proceeds paid to the Owner. This Example assumes a gross Withdrawal of $20,000 is requested.

Example 15 - Effect of a Withdrawal on the Segment Interim Value
Equity Adjustment Factor	-16.89%
Interest Adjustment Factor	2.77%
Contract Value on the previous Contract Anniversary	$100,000.00
Immediately Before Withdrawal
Segment Value	$99,525.00
Total Equity Adjustment	$(16,809.77)	[1]
Total Interest Adjustment	$2,756.84	[2]
Segment Interim Value	$85,472.07
Withdrawal
Withdrawal Amount	$20,000.00
Equity Adjustment attributable to the Withdrawal	$(3,378.00)	[3]
Interest Adjustment attributable to the Withdrawal	$554.00	[4]
Withdrawal Charge	$(800.00)	[5]
Net Withdrawal Amount paid to Owner	$16,376.00
Immediately After Withdrawal
Resulting Segment Value	$79,525.00

(1)    Total Equity Adjustment = 99,525 x -16.89% = (16,809.77)
(2)    Total Interest Adjustment = 99,525 x 2.77% = 2,756.84
(3)    Equity Adjustment attributable to Withdrawal = 20,000 x -16.89% = (3,378.00)
(4)    Interest Adjustment attributable to Withdrawal = 20,000 x 2.77% = 554.00
(5)    Assumes 8% Withdrawal Charge applies and that no other Withdrawals have occurred since the last Contract
Anniversary. 10% of the 100,000 may be taken without a Withdrawal Charge under the Free Withdrawal provision, so only the remaining 20,000 - 10,000 = 10,000 is charged.

11. Annuity Period
When you purchase the Contract, we will set the Annuity Date as the Contract Anniversary on or first following the later of the Annuitant attaining age 95 or the 10th Contract Anniversary. In the case of Joint Annuitants, the Annuity Date will be set based on the age of the older Joint Annuitant. You may select an earlier Annuity Date, which may be any time after the Contract Date, by Notice provided to us. The revised Annuity Date must be at least 10 days after our receipt of your Notice.

    Annuity Payments will commence on the Annuity Date if:
•All Owners are natural persons and all the Owners and at least one Annuitant are alive on the Annuity Date; or
•If any Owner is a non-natural person and all Annuitants are alive on the Annuity Date.

Election of Option
    On the Annuity Date, the Interim Value will be applied to provide Annuity Payments to you or a payee you designate in accordance with the applicable Settlement Option elected by the Owner. If no Settlement Option was elected, one of the following two payment provisions will apply:
•If there is one living Annuitant on the Annuity Date, the Interim Value will be applied to provide Annuity Payments for the longer of the lifetime of the Annuitant or five years; or

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•If there are two living Joint Annuitants on the Annuity Date, the Interim Value will be applied to provide Annuity Payments in the same monthly amount for the longer of the lifetimes of both Joint Annuitants or five years.

    An election of a Settlement Option must be made in writing by the Owner prior to the Annuity Date and is irrevocable on or after the Annuity Date.

    Additionally, the Beneficiary of a Non-Qualified Contract may elect to receive the Death Benefit under one of the Settlement Options described below, subject to the satisfaction of section 72(s) of the Internal Revenue Code, as amended. Any election of a Settlement Option by a Beneficiary must be made in writing and is irrevocable on or after the date payments begin. For purposes of the Settlement Options below, the Beneficiary will be the Annuitant.

    The Interim Value on the Annuity Date is the basis for determining the amount of your Annuity Payments. You will not incur an Interest Adjustment if your Annuity Date is after the Withdrawal Charge Period, which is the case for the Annuity Date established when you purchase the Contract. You will not incur an Equity Adjustment if your Annuity Date is on a Segment End Date that is shared by all Segment Options to which you have allocated funds. You will incur an Equity Adjustment if your Annuity Date occurs when not all Segment Options to which you have allocated funds have reached a Segment End Date.

    A lump sum along with a Settlement Option may be elected. The amount applied under the Settlement Option must be at least $5,000.

    Payments made quarterly, semiannually or annually may be elected in lieu of monthly payments. Payments less than $100 will only be made annually.

Settlement Options
    No future payments under any option, except as provided by law, may be assigned or transferred.

Option 1: Life Annuity
    Monthly payments will be made during the lifetime of the Annuitant. The monthly payments will cease on the death of the Annuitant. No payments will be due after the death of the Annuitant. If the Annuitant dies shortly after the Annuity Date, you or the payee you designate may receive less than your investment in the Contract. This means you or the payee you designate will receive no payments if the Annuitant dies before the first scheduled payment, will receive only one payment if the Annuitant dies before the second scheduled payment, and so on.

    Option 2: Life Annuity with Guaranteed Period

    Monthly payments will be made for the longer of the guaranteed period elected and the lifetime of the Annuitant. The guaranteed periods are 5, 10, 15 or 20 years, or any other period agreed upon in writing by us. After the guaranteed period, monthly payments will cease on the death of the Annuitant, and no payments will be due after the death of the Annuitant. If the Annuitant dies during the guaranteed period, payments will continue to be made to you or a payee you designate until the end of the guaranteed period.

    Option 3: Installment Refund Life Annuity

    Monthly payments will be made for the installment refund period and thereafter for the lifetime of the Annuitant. The installment refund period is the period required for the sum of the monthly payments to equal the total amount applied under this option. After the installment refund period, monthly payments will cease on the death of the Annuitant, and no payments will be due after the death of the Annuitant. If the Annuitant dies during the installment refund period, no payments will be due after the installment refund period.

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    Option 4: Joint and Last Survivor Annuity

    Monthly payments will be made for the joint lifetime of two Annuitants and in an equal amount during the remaining lifetime of the survivor. Payments will cease on the death of the last survivor. No payments will be due after the death of the last survivor. Payments may also be made during the lifetime of the survivor in an amount equal to two-thirds or one-half of the payment made during the joint lifetime of the two persons. If both Annuitants die shortly after the Annuity Date, you or the payee you designate may receive less than your investment in the Contract. This means you or the payee you designate will receive no payments if the Annuitants die before the first scheduled payment, will receive only one payment if the Annuitants die before the second scheduled payment, and so on.

    Option 5: Fixed Period Annuity

    Monthly payments will be made for the fixed period elected. Payments will cease at the end of the fixed period and no further payments will be due. The fixed period that may be elected is any period from 5 to 30 years.

    The options described above may not be offered in all states. We may offer other Settlement Options. If your Contract is a Qualified IRA annuity Contract or you purchase the Contract through an IRA Account, not all options may satisfy Required Minimum Distribution rules. Consult your tax advisor for more information.

    Annuity Payments will start on the Annuity Date and continue based on the Settlement Option you elect. If the Annuitant is not an Owner and dies prior to the Annuity Date, you may modify your Selected Settlement Option and designate a new Annuitant prior to the Annuity Date, subject to our underwriting rules then in effect. If no designation is made within 30 days of death of the Annuitant, the younger of you or any Joint Owner will become the Annuitant. The substituted Annuitant will be used to determine the payments for Option 1, Option 2, Option 3, and Option 4, if selected.

Death of Owner on or after the Annuity Date
    If any Owner dies on or after the Annuity Date and before the entire interest in the Contract has been distributed, any remaining interest in the Contract will be distributed under the method of distribution being used on the date of death and in the following order based on whomever is still alive: any payee you have named, a surviving Joint Owner, the last surviving Owner’s Beneficiaries, or to the last surviving Owner’s estate if no Beneficiaries have been named or if there are no surviving Beneficiaries. If the death of both Joint Owners occurs simultaneously and no Beneficiaries have been named or if there are no surviving Beneficiaries, the estates of both Joint Owners will be the Beneficiary in equal shares.

12. Principal Risks of Investing in the Contract
Your Contract has various risks associated with it. We list these risk factors below, as well as other important information you should know before purchasing a Contract.

Risk of Loss
    Amounts allocated to Index-Linked Segment Options will fluctuate in value based on the performance of the Reference Index. You may lose money, including your principal and previously credited Segment Credits. Such losses may be substantial, depending on the performance of the Reference Index and the Index-Linked Segment Options to which you allocate your Purchase Payment. Due to negative index performance, Segment Credits on Index-Linked Segment Options may be negative after application of the Buffer Rate or negative down to the amount of the Floor Rate, and you bear the portion of the loss that exceeds the Buffer Rate or a loss up to the amount of the Floor Rate, as applicable. The deduction of the Segment Fee will also reduce your Segment Value.

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Potential for Significant Loss on Index-Linked Segment Options
    If there is a steep decline in the Reference Index, the risk of loss due to negative Segment Credits is substantially higher on an Index-Linked Segment Option with a Buffer Rate than it is on an Index-Linked Segment Option with a Floor Rate where the Buffer Rate and Floor Rate are identical. For example, if two otherwise identical Index-Linked Segment Options have a Buffer Rate of 10% and a Floor Rate of 10%, respectively, and the Reference Index declines by 30% during the Segment Term Period, the Segment Credit for the Segment Option with a Buffer Rate will use a Segment Credit percentage of -20% (the excess of the 30% decline over the 10% Buffer Rate), while the Segment Credit percentage used for the Segment Option with a Floor Rate will be limited to -10% (the actual decline, up to the 10% Floor Rate).

Currently, each Index-Linked Segment Option offered has either a Buffer Rate of 10% or 20%, or a Floor Rate of 10%. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, up to 80% with a 20% Buffer Rate, and up to 10% with a 10% Floor Rate. For currently offered Index-Linked Segment Options with a Buffer Rate, the Buffer Rate will always be at least 10%. For currently offered Index-Linked Segment Options with a Floor Rate, the Floor Rate will always be no greater than 10%. For any future Index-Linked Segment Options with a Buffer Rate offered under this Contract, the Buffer Rate will always be at least 5%. With a 5% Buffer Rate, you could lose up to 95% of the amount you invest in an Index-Linked Segment Option with a Buffer Rate due to poor investment performance. For any future Index-Linked Segment Options with a Floor Rate offered under this Contract, the Floor Rate will be no greater than 20%. With a 20% Floor Rate, you could lose up to 20% of the amount you invest in an Index-Linked Segment Option with a Floor Rate due to poor investment performance. The ongoing deduction of Segment Fees which reduce Segment Value and any applicable Withdrawal Charges, Interest Adjustments, and Equity Adjustments could also result in an even greater loss of principal. Such losses of principal and previously credited Segment Credits may be significant. It is possible to lose your entire investment. Please see ”The Insurance Company and Investment Options” section for further details.

The risk of loss on the Performance Blend Segment Option may differ from other Point-to-Point Segment Options based on a single Reference Index because the Segment Credit applied on the Performance Blend Segment Option is based on the ranked and weighted performance of three indices, which may have different returns.

Index Performance Used to Calculate Segment Credits is Based Only on the Segment Start Date and Segment End Date
    The Index Change or Aggregate Index Change used in the determination of Segment Credits for Index-Linked Segment Options using the Point-to-Point or Performance Blend Crediting Methods reflects only the difference in the value of the Reference Index on the Segment Start Date and the Segment End Date. Therefore, the Segment Credit will be different than and could be significantly lower than the performance of the Reference Index at intermediate points during or through most of the Segment Term Period.

Withdrawal Increases Risk of Loss
    The risk of loss becomes greater if you take a Withdrawal or surrender the Contract. The Interest Adjustment, which applies during the first six Contract Years, will be negative if interest rates have risen since your Contract Date. The Equity Adjustment, which applies to Withdrawals and surrenders from Index-Linked Segment Options before the Segment End Date, may be negative even when the value of the Reference Index has increased or has declined less than the Buffer Rate for an Index-Linked Segment Option with a Buffer Rate. Similarly, the Equity Adjustment may reduce the Segment Interim Value of an Index-Linked Segment Option by more than the applicable Floor Rate for an Index-Linked Segment Option with a Floor Rate. If the applicable Interest Adjustment and Equity Adjustment together are negative at the time of a Withdrawal, the reduction in the Contract Value as a result of the Withdrawal will be greater than the net proceeds you receive. If you request a specific amount as the net proceeds of a Withdrawal, we will determine the proportionate reduction in the Contract Value needed to achieve this result. This will also reduce your future growth potential because any subsequent positive Segment Credits will be lower due to the reduction in the Contract Value. During the first six Contract Years, the Withdrawal Charge will further

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reduce proceeds payable on a Withdrawal greater than the Free Withdrawal amount or on a surrender of the Contract.

Liquidity Risk
    We designed the Contract to be a long-term investment, which you can use to help build and provide income for retirement. As such, it is not suitable as a short-term investment vehicle. You may withdraw up to 10% of your Contract Value annually without incurring a Withdrawal Charge; however, this amount may still be subject to an Interest Adjustment and Equity Adjustment. An Interest Adjustment will apply if you take a Withdrawal at any time during the first six Contract Years, including on a Segment End Date. An Equity Adjustment will apply if you take a Withdrawal from an Index-Linked Segment Option on any date other than a Segment End Date.

    Segment Credits for Index-Linked Segment Options are credited to the Segment Value on the Segment End Date. The method we use to calculate Interim Value on Withdrawals taken from an Index-Linked Segment Option on any day other than a Segment End Date may result in an amount that is less than the amount you would receive if you waited until the Segment End Date to withdraw funds. Even if the performance of the Reference Index has been positive during the Segment Term Period, or losses are within the Buffer Rate for an Index-Linked Segment Option with a Buffer Rate, the Interim Value adjustment may be negative until the Segment End Date. Similarly, if the Index Change is less than the Floor Rate for an Index-Linked Segment Option with a Floor Rate, the Interim Value adjustment may be below the Floor Rate prior to the Segment End Date.

Changes to Cap Rates, Participation Rates, Buffer Rates, Floor Rates, and Annual Interest Rates
    The Buffer Rate, Floor Rate, and the Segment Fee on available Index-Linked Segment Options are stated in your Contract Schedule and will not change after the Contract Date. Cap Rates, Participation Rates, and Annual Interest Rates may vary from one Segment Term Period to another. The Cap Rate may limit your participation in any increases in the underlying Reference Index associated with a Segment Option and could cause your returns to be lower than if you had invested in a mutual fund or exchange-traded fund designed to track the performance of the applicable Reference Index.

     We declare a Cap Rate for each new Segment Term Period for Index-Linked Segment Options. The Cap Rate for a new Segment Term Period may be higher, lower, or equal to the Cap Rate for the current Segment Term Period. If it is lower, it will reduce the amount of positive Segment Credit you may receive. You risk the possibility that the Cap Rate declared for a new Segment Term Period will be lower than you would find acceptable. The Cap Rate will always be at least 2% on any Segment Option we establish under the Contract. Specifically, we guarantee that Cap Rates for Index-Linked Segment Options will never be less than 2% for 1-year Segment Term Periods and 4% for 2-year Segment Term Periods. Segment Options with six-year Segment Term Periods are not renewable.

    We declare a Participation Rate for each new Segment Term Period for Index-Linked Segment Options. The Participation Rate for a new Segment Term Period may be higher, lower, or equal to the Participation Rate for the current Segment Term Period. If it is lower, it will reduce the amount of positive Segment Credit you may receive. You risk the possibility that the Participation Rate declared for a new Segment Term Period will be lower than you would find acceptable. The Participation Rate will always be at least 100% on any Segment Option we establish under the Contract.

    We declare an Annual Interest Rate for each new Segment Term Period for the Fixed Segment Option, subject to a minimum Annual Interest Rate of 1.00%. The Annual Interest Rate for a new Segment Term Period may be higher, lower, or equal to the Annual Interest Rate for the current Segment Term Period. If it is lower, it will reduce the amount of Segment Credit you will receive. You risk the possibility that the Annual Interest Rate declared for a new Segment Term Period will be lower than you would find acceptable.

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Risks Associated with Indices
    Index-Linked Segment Options do not directly participate in the returns of the underlying securities of any Reference Index. Price return indices do not include dividends that may become payable on the underlying securities, and would have a higher Index Change if the dividends from the underlying securities were included.

    The historical performance of the indices does not guarantee future results. The S&P 500® Index, the Russell 2000® Index, and the MSCI EAFE Index are each comprised of a collection of equity securities. For each index, the value of the component securities is subject to market risk, or the risk that market fluctuations may cause the value of the component securities to go up or down, sometimes rapidly and unpredictably. During periods of market stress, the component securities may move in the same direction, causing the index to go up or down rapidly and unpredictably. In addition, the value of the component securities may decline for reasons directly related to the issuers of the securities.

There is no guarantee that a Reference Index will be available for the entire term of your Contract. If a Reference Index is substituted with a comparable index, there is a risk that the performance of the new index may not be as good as the performance of the existing Reference Index as measured from the date of substitution to the end of the Segment Term Period. As a result, funds allocated to the substituted index may earn a return that is lower than the return they would have earned if the index were not substituted.

S&P 500® Price Return Index
    The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies, especially during periods of economic expansion. See the “The Insurance Company and Investment Options” section for more information.

Russell 2000® Price Return Index
    The Russell 2000® Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. See the “The Insurance Company and Investment Options” section for more information.

MSCI EAFE Price Return Index
    The MSCI EAFE Index is an equity index that captures large and mid-cap representation across developed markets around the world. The securities comprising the MSCI EAFE Price Return Index are subject to the risks related to investments in foreign markets (e.g. increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty). In general, foreign markets may be less liquid, more volatile, and subject to less government supervision than domestic markets. See the “The Insurance Company and Investment Options” section for more information.

Elimination of Segment Options After the Withdrawal Charge Period
    Segment Options beyond the Withdrawal Charge Period will be limited to one-year Segment Term Periods. Segment Options with a two-year Segment Term Period expiring on or after the last day of the Withdrawal Charge Period will automatically transfer the Segment Value to the Segment Option’s one-year counterpart, if available, at the end of the Segment Term Period, unless you instruct otherwise. If a one-year counterpart is not available, we will allocate the Segment Value to the Fixed Segment Option, unless you instruct otherwise. Segment Options with a six-year Segment Term Period are available only during the first Contract Year. If you do not request a Transfer of the Segment Value of an expiring Segment Option with a six-year Segment Term Period or withdraw the Segment Value, we will allocate the Segment Value to the Fixed Segment Option.

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Our Financial Strength and Claims-Paying Ability
    As an insurance company, we are required by state law to hold a specified amount of reserves in order to meet all contractual obligations of our General Account to Owners. We monitor our reserves so that we hold sufficient amounts to meet actual or expected Contract or claims payments. It is important to note, however, that there is no guarantee that we will always be able to meet our claims paying obligations and that there are risks to purchasing any insurance product. We encourage both existing and future Owners to read and understand our financial statements, prepared in accordance with accounting practices prescribed and permitted by the Iowa Insurance Division, which are included in the Statement of Additional Information.

    No Company other than Athene Annuity and Life Company has any legal responsibility to pay amounts owed under the Contracts. You should look to the financial strength of the Company for its claims paying ability to pay amounts owed under the Contract.

The General Account holds all our assets other than the assets of our Separate Accounts. The General Account assets support the guarantees under the Contracts as well as our other general obligations. Assets in the General Account are not segregated for the benefit of any particular Contract or obligation. General Account assets are also available to the insurer’s general creditors and the conduct of its routine business activities, such as payment of salaries, rent and ordinary business expenses.

Reliance on Rule 12h-7
The Company relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

Regulatory Protection
    The Company is not an investment company and is not registered as an investment company under the Investment Company Act of 1940. The protections provided to investors by that Act are not applicable to the Contract.

No Ownership of Underlying Securities
    Purchasing the Contract is not equivalent to purchasing shares in a mutual fund that invests in securities comprising the indices, nor is it equivalent to directly investing in such securities. Hence, you will not be investing in the Reference Index, in any stock included in the Reference Index, in a mutual fund or exchange-traded fund that tracks the Reference Index, or any underlying securities.

The Separate Account
    The Separate Account, in which we hold reserves for obligations we provide under the Contract, is established under Iowa law. The portion of the assets of the Separate Account equal to the reserves and other Contract liabilities with respect to the separate account will not be chargeable with liabilities arising out of any other business we conduct. Owners do not participate in the performance of assets held in the Separate Account and do not have any claim on such assets. The Separate Account is not registered under the Investment Company Act of 1940.

    We own the assets of the Separate Account, as well as any favorable investment performance on those assets. We are obligated to pay all money we owe under the Contract. If the assets in the Separate Account are insufficient to pay when due amounts guaranteed under the Contracts, the General Account may fund shortfalls in the Separate Account or guarantee the performance of such obligations by making such payments. Any excess in assets in the Separate Account over the amount which qualifies to be applied against the reserves and other liabilities under the Contract may be transferred to the General Account.

    General Account assets support guarantees under the Contract as well as our other general obligations. General Account assets are not segregated for the benefit of any particular Contract or obligation. We guarantee all benefits relating to your value in the Contract, regardless of whether assets supporting it are held in the Separate

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Account or our General Account. You should look to the financial strength of the Company for its claims-paying ability to pay amounts owed under the contract.

Cybersecurity and Business Continuity Risk
    Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information systems failure (e.g. hardware and software malfunctions) and cyberattacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service on our website, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyberattacks affecting us, the indices, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyberattacks may interfere with our processing of Contract transactions, including the processing of Transfer Requests, impact our ability to calculate Segment Values or Segment Interim Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the underlying securities in which the indices invest, which may cause the indices in your Contract to lose value. We may not be able to anticipate, detect, repel or implement effective preventative measures against all such threats, particularly because the techniques used are constantly evolving and increasingly sophisticated.

All of these risks are also applicable where the Company relies on third-party suppliers to provide products and services to the Company’s customers. While the Company requires critical third party suppliers to implement and maintain effective cybersecurity and data protection measures, we cannot guarantee that third parties and infrastructure in our supply chain have not been compromised or that they do not contain exploitable defects that could result in a disruption to our information technology systems or third party information technology systems that support the Company's insurance products. Our ability to monitor these third parties’ information securities practices is limited, and these third party suppliers may not have adequate information security measures in place. In addition, if one of the Company’s third party suppliers suffers a security breach, which has happened in the past, the Company's ability to respond may be limited because we do not have direct access to the third party’s supplier’s systems, logs and other information related to the security breach.

    Other disruptive events, including but not limited to natural disasters and public health crises may adversely affect our ability to conduct business, including if our employees or employees of service providers are unable to perform their responsibilities as a result of such event. Cybersecurity breaches and other disruptions to our business can interfere with our processing Contract transactions, such as the processing of transfers between Segment Options on the Segment End Date, impact our ability to calculate the various components of Contract Value, cause the release of confidential information, or other operational issues.

Company Related Risk Factors

Risks Relating to Business Operations

The Company’s financial condition, results of operations, liquidity and cash flows depend on the accuracy of our management’s assumptions and estimates, and we could experience significant gains or losses if these assumptions and estimates differ significantly from actual results.

    The Company makes and relies on certain assumptions and estimates regarding many matters related to its business, including valuations, interest rates, investment returns, expenses and operating costs, tax assets and liabilities, tax rates, business mix, surrender activity, mortality and contingent liabilities. The Company also uses these assumptions and estimates to make decisions crucial to its business operations, including establishing pricing, target returns and expense structures for its products and pension group annuity transactions; determining the amount of reserves it is required to hold for its policy liabilities; determining the price it will pay to acquire or

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reinsure business; determining the hedging strategies we employ to manage risks to its business and operations; and determining the amount of regulatory and rating agency capital it must hold to support its business. The factors influencing these assumptions and estimates cannot be calculated or predicted with certainty, and if these assumptions and estimates differ significantly from actual outcomes and results, the Company’s financial condition, result of operations, liquidity and cash flows may be materially and adversely affected. Certain of the assumptions relevant to the Company's business are discussed in greater detail below.

• Insurance Products and Liabilities . Pricing of the Company’s annuity and other insurance products, whether issued by the Company or acquired through reinsurance or acquisitions, is based upon assumptions about persistency, mortality and the rates at which optional benefits are elected. A factor which may affect persistency for some of the Company's products is the value of guaranteed minimum benefits. An increase in the value of guaranteed minimum benefits could result in the Company's policies remaining in force longer than we have estimated, which could adversely affect the Company's results of operations. This could be caused by extended periods of poor equity market performance and/or low interest rates, developments affecting customer perception and other factors outside the Company's control. Alternatively, the Company's persistency estimates could be negatively affected during periods of rising equity markets or interest rates or by other factors outside the Company's control, which could result in fewer policies remaining in force than estimated. Therefore, the Company's results will vary based on deviations from expected policyholder behavior.
If emerging or actual experience deviates from the Company’s assumptions, such deviations could have a significant effect on the Company's business, financial condition, results of operations, liquidity and cash flows. For example, a significant portion of the Company’s in-force and newly issued products contain riders that offer guaranteed lifetime income or death benefits. These riders expose the Company to mortality, longevity and policyholder behavior risks. If actual utilization of certain rider benefits is adverse when compared to the Company’s estimates used in setting its reserves for future policy benefits, these reserves may prove to be inadequate and the Company may be required to increase such reserves. More generally, deviations from the Company's pricing expectations could result in the Company earning less of a spread between the investment income earned on the Company's assets and the interest credited to such products and other costs incurred in servicing the products, or may require the Company to make more payments under certain products than it had projected.
• Determination of Fair Value . The Company holds securities, derivative instruments and other assets and liabilities that must be, or at the Company's election are, measured at fair value. Fair value represents the anticipated amount that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction. The determination of fair value involves the use of various assumptions and estimates, and considerable judgment may be required to estimate fair value. Accordingly, estimates of fair value are not necessarily indicative of the amounts that could be realized in a current or future market exchange. As such, changes in, or deviations from, the assumptions used in such valuations can significantly affect the Company’s financial condition and results of operations. During periods of market disruption, including periods of rapidly changing credit spreads or illiquidity, if trading becomes less frequent or market data becomes less observable, it will likely be difficult to value certain of the Company’s investments. Further, rapidly changing credit and equity market conditions could materially impact the valuation of investments as reported within the Company's financial statements, and the period-to-period changes in value could vary significantly. Even if the Company’s assumptions and valuations are accurate at the time that they are made, the market value of the Company’s investments could subsequently decline, which could materially and adversely impact the financial condition, results of operations or cash flows.
• Hedging Strategies . The Company uses, and may in the future use, derivatives and reinsurance contracts to hedge risks related to current or future changes in the fair value of its assets and liabilities; current or future changes in cash flows; changes in interest rates, equity markets and credit spreads; the occurrence of credit defaults; foreign currency fluctuations; and changes in mortality and longevity. The Company uses equity derivatives to hedge the liabilities associated with its indexed

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annuities. The Company’s hedging strategies rely on assumptions and projections regarding the Company’s assets and liabilities, as well as general market factors and the creditworthiness of the Company’s counterparties, any or all of which may prove to be incorrect or inadequate. Additionally, the derivatives market has become the subject of comprehensive regulation, which may impact the availability and cost of derivatives that we use. Accordingly, the Company’s ability to hedge and its hedging activities may be adversely impacted or not have the desired impact. The Company may also incur significant losses on hedging transactions.
• Financial Statements . The preparation of the consolidated financial statements of the Company requires management to make various estimates and assumptions that affect the amounts reported therein. These significant estimates and assumptions include, but are not limited to, the fair value of investments; impairment of investments and allowances for expected credit losses; derivatives valuation, including embedded derivatives; future policy benefit reserves; market risk benefit assets and liabilities; consolidation of VIEs; and income taxes. The estimates and assumptions required for these calculations involve judgment and by nature are imprecise and subject to changes and revisions over time. Accordingly, the Company’s financial condition and results of operations may be adversely affected if actual results differ from the estimates we use or if assumptions are materially revised.

The Company relies significantly on third parties for various services, and the Company may be held responsible for obligations that arise from the acts or omissions of third parties under the third parties’ respective agreements with the Company if the third parties are deemed to have acted on the Company’s behalf.

The Company relies significantly on third parties to provide various services that are important to the Company’s business, including investment, distribution and administrative services. As such, the Company’s business may be affected by the performance of those parties. Additionally, the Company’s operations are dependent on various technologies, some of which are provided or maintained by certain key outsourcing partners and other parties.

Many of the Company’s products and services are sold through third-party intermediaries. In particular, the Company is reliant on such intermediaries to describe and explain these products and services to potential customers, and although the Company takes precautions to avoid this result, such intermediaries may be deemed to have acted on its behalf. If that occurs, the intentional or unintentional misrepresentation of the Company’s products and services in advertising materials or other external communications, or inappropriate activities by an intermediary or personnel employed by an intermediary could result in liability for the Company and have an adverse effect on its reputation and business prospects, as well as lead to potential regulatory actions or litigation involving or against the Company. In addition, the Company relies on third-party administrators (“TPAs”) to administer a portion of its annuity contracts, as well as its legacy life insurance business. Some of the Company’s reinsurers also use TPAs to administer business which the Company reinsures to them. To the extent any of these TPAs do not administer such business appropriately, the Company may experience customer complaints, regulatory intervention and other adverse impacts, which could affect its future growth and profitability. If any of these TPAs or their employees are found to have made material misrepresentations to the Company’s policyholders, violated applicable insurance, privacy or other laws and regulations or otherwise engaged in misconduct, the Company could be held liable for their actions and be subject to regulatory scrutiny, which could adversely affect the Company’s reputation, business prospects, financial condition, results of operations, and cash flows.

Additionally, past or future misconduct by the Company’s agents that distribute the Company's products or by employees of the Company's vendors could result in violations of law by the Company, regulatory sanctions and/or serious reputational or financial harm and the precautions the Company takes to prevent and detect this activity may not be effective in all cases. Although the Company employs controls and procedures designed to monitor associates’ business decisions and to prevent the Company from taking excessive or inappropriate risks, associates may take such risks regardless of such controls and procedures.

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Risks Relating to Market and Credit Risk

The Company is dependent on certain reinsurance arrangements with AARe.

      The Company has entered into certain coinsurance funds withheld agreements (“FWH Agreements”) and modified coinsurance agreements (“Modco Agreements”) with Athene Annuity Re Ltd., an affiliated reinsurance company organized under the laws of Bermuda (“AARe”). Pursuant to the FWH Agreements and the Modco Agreements, the Company generally cedes to AARe 80% to 100% of its business. The Company expects to cede to AARe, on a modified coinsurance basis, 80% of all liabilities arising out of the Contract.

Under each FWH Agreement, the Company transfers the reserves to AARe and is required to establish a funds withheld account at the inception of the reinsurance relationship with assets equal to the gross statutory reserves corresponding to the ceded business (the “Reserves”). Under each Modco Agreement, the Company retains the Reserves and keeps the assets supporting the Reserves in a modified coinsurance account. Payments on the liabilities ceded by the Company are made from the applicable modified coinsurance account or funds withheld account (as applicable) when due. To the extent that the assets maintained in a modified coinsurance account or a funds withheld account are less than the corresponding Reserves, AARe is required to transfer assets to the Company to be deposited into the applicable account upon settlement. Should AARe fail to make any such transfer, the Company’s ability to make payments on a ceded liability could be adversely affected.

Due to the FWH Agreements and the Modco Agreements, the amount of capital and surplus that the Company is required to maintain is less than what would be required if the insurance liabilities were not ceded to AARe. Therefore, the Company may have fewer assets available to make payments under its insurance liabilities in the event of a default by AARe. AARe, on the one hand, and the Company, on the other hand, may agree to modify or terminate any of the FWH Agreements and the Modco Agreements without the consent of policyholders, and such modification or termination may be detrimental to the interests of such policyholders and the Company’s ability to satisfy its financial obligations may be adversely affected.

Risks Relating to Liquidity and Regulatory Capital

As a financial services company, the Company is exposed to liquidity risk, which is the risk that the Company is unable to meet near-term obligations as they come due.

Liquidity risk is a manifestation of events that are driven by other risk types (e.g. market, policyholder behavior, operational). A liquidity shortfall may arise in the event of insufficient funding sources or an immediate and significant need for cash or collateral. In addition, it is possible that expected liquidity sources, such as the Company's credit facilities, may be unavailable or inadequate to satisfy the liquidity demands described below. In particular, adverse economic and geopolitical conditions, including the armed conflicts between Russia and Ukraine, and in the Middle East, inflationary pressures and corresponding actions taken by the US Federal Reserve, plateauing or slowing economic growth, evolving global tariff or trade policies, and sanctions imposed on Russia by the US and other countries, continue to contribute to volatility in the financial markets. These developments may restrict the liquidity sources available to the Company and may also increase the Company's liquidity needs. The Company primarily has liquidity exposure through its collateral market exposure, asset liability mismatch, dependence on the financial markets for funding and funding commitments. If a material liquidity demand is triggered and the Company is unable to satisfy the demand with the sources of liquidity readily available to us, it may have a material adverse impact on the Company's business, financial condition, results of operations, liquidity and cash flows.

General Risk Factors

The Company may be the target or subject of, and may be required to defend against or respond to, litigation, regulatory investigations, enforcement actions or reputational harm.

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The Company operates in an industry in which various practices are subject to potential litigation, including class actions, and regulatory scrutiny. The Company, like other financial services companies, is involved in litigation and arbitration in the ordinary course of business and may be the subject of regulatory proceedings (including investigations and enforcement actions). Plaintiffs may seek large or indeterminate amounts of damages in litigation and regulators may seek large fines in enforcement actions. Given the large or indeterminate amounts sometimes sought, and the inherent unpredictability of litigation and enforcement actions, it is possible that an unfavorable resolution of one or more matters could have a material and adverse effect on the Company’s business, financial condition, results of operations and cash flows. Even if we ultimately prevail in any litigation or receive positive results from investigations, the Company could incur material legal costs or its reputation could be materially adversely affected.

13. Taxes
This section provides a summary explanation of the tax ramifications of owning a Contract. We do not provide individual tax advice. You should contact your tax advisor to discuss your Contract’s effects on your personal tax situation. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.

Tax Status of the Contracts
     When you invest in an annuity Contract, you usually do not pay taxes on your investment gains until a distribution occurs - either as a withdrawal or as annuity payments. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For Non-Qualified Contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income rates. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and will not be taxed. The remaining portion of the annuity payment will be treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have received all of your purchase payments are fully includible in income.

If you invest in an annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

A qualified contract will not provide any necessary or additional tax deferral if it is used to fund a qualified plan that is tax deferred. However, the contract has features and benefits other than tax deferral that make it an important investment for a qualified plan. You should consult your tax advisor regarding these features and benefits prior to purchasing a qualified contract.

Taxation of Non-Qualified Contracts
    Required Distributions. In order to be treated as an annuity Contract for Federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person

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designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.

    The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

    Other rules may apply to Qualified Contracts.

Non-Natural Person . If a non-natural person (e.g., a corporation or a trust) owns a Non- Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule. For example, Contracts held by a trust which holds the annuity contract as an agent for a natural person are treated as annuity contracts. Purchasers who are not natural persons should consult their own tax counsel or other tax adviser before purchasing the Contract.

    Natural Persons. The following discussion generally applies to Contracts owned by natural persons.

    Withdrawals. When a Withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. The account value immediately before a Withdrawal may have to be increased by any positive Interest and/or Equity Adjustments that result from a Withdrawal. There is, however, no definitive guidance on the proper tax treatment of Interest and/or Equity Adjustments, and you may want to discuss the potential tax consequences of an Interest and Equity Adjustments with your tax adviser. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.

    Penalty Tax on Certain Withdrawals. In the case of a distribution from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:
•made on or after the taxpayer reaches age 59½;
•made on or after the death of an Owner;
•attributable to the taxpayer’s becoming disabled; or
•made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

    Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

    Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity Contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of Annuity Payments, as determined when Annuity Payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

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Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity Contract’s value is applied to an annuity option that provides payments for one or more lives or for a period of at least ten years, those payments may be taxed as Annuity Payments instead of Withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as Withdrawals for tax purposes.

    Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant (if the Owner is a non-natural person). Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as Annuity Payments.

     Transfers, Assignments or Exchanges of a Contract . A transfer or assignment of ownership of a Contract, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences. If a Contract is issued for use under a qualified plan, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts . All non-qualified deferred annuity Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in such Owner’s income when a taxable distribution occurs. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax advisor prior to purchasing more than one non-qualified annuity contract in any calendar year.

    Further Information. We believe that the Contracts will qualify as annuity Contracts for Federal income tax purposes and the above discussion is based on that assumption.

Taxation of Qualified Contracts
    The tax rules applicable to Qualified Contracts vary according to the type of Qualified Contract and its terms and conditions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

    The Contract is available for purchase as an Individual Retirement Annuity or it may be purchased by an Individual Retirement Account for the benefit of the Underlying IRA Holder.

    Individual Retirement Annuities (IRAs), as defined in Section 408 of the Internal Revenue Code (the “Code”), permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59½, unless an exception applies. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

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    Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

     Required Minimum Distributions . Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. There is a 25% excise tax on any shortfall to taking the full RMD for a year, which is reduced to 10% if the shortfall is corrected within two years.

For IRAs, RMDs must begin by an individual’s “applicable age.” For most other Qualified Contracts, distributions generally must begin by the later of the individual’s applicable age or retirement. For individuals who reached age 70 ½ before January 1, 2020, the applicable age is 70 1/2. For individuals who reach age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after January 31, 2022 and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 74 after 2032, the applicable age is 75. For Roth IRAs or accounts, no RMDs are required during the individual’s lifetime.

RMDs rules also apply after death. Under recent changes to the law, most beneficiaries must take distributions within ten years. Certain “eligible designated beneficiaries” are permitted to take distributions over life or life expectancy. Eligible designated beneficiaries include spouses, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. There are additional rules for situations where there is no designated beneficiaries or the beneficiary is a trust.

The details of the RMD rules are extremely complex. You should refer to your Contract, IRA Account or consult a tax advisor for more information about these distribution rules.

     Other Tax Issues . Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not have tax withheld from distributions.

    In the case of a Withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the Contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the Contract” generally equals the amount of any non-deductible Purchase Payment paid by or on behalf of any individual. In many cases, the “investment in the Contract” under a Qualified Contract can be zero.

Federal Estate, Gift and Generation-Skipping Transfer Taxes
    While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment

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payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning advisor for more information.

    Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity Contract is transferred to, or a Death Benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

    The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax
    Distributions from non-qualified annuity policies will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Definition of Spouse under Federal Law
    The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s Death Benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.

Annuity Purchases by Nonresident Aliens and Foreign Corporations
    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity Contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity Contract purchase.

1035 Exchanges
    Under Section 1035 of the Internal Revenue Code, you are permitted in most circumstances to directly transfer amongst annuities. If the transfer does not qualify as a 1035 exchange, you may be subject to federal income tax which does not preclude the potential for penalties. Both annuities and other tax qualified accounts, including this annuity Contract, may contain early Withdrawals provisions and therefore should be examined carefully. Please consult with your Financial Professional to discuss the costs and benefits. Please note that your Financial Professional will receive a commission if you replace your existing annuity with this annuity Contract.

Possible Tax Law Changes
    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

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    We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Tax Status of the Company
The Company is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from the Company, and its operations form a part of the Company.

Gifting a Contract
If you transfer ownership of your Contract to a person other than your Spouse or former Spouse incident to divorce, and receive payment less than the Contract’s value, you will be liable for the tax on the Contract’s value above your Purchase Payment not previously withdrawn. The new Contract Owner’s Purchase Payment (basis) in the Contract will be increased to reflect the amount included in your taxable income.

Delayed Annuity Payments
Although there is no guidance in the Federal tax law as to when annuity payments must commence under a non-qualified contract, the IRS could take the position that if annuity payments do not begin or are not scheduled to begin until an advanced age, then the contract should not be treated as an annuity contract for Federal tax purposes. If such was to occur, then the income under the Contract could become currently taxable to the owner.

14. Legal Proceedings
    The Company and its insurance subsidiaries are subject to litigation arising in the ordinary course of their business, including litigation principally relating to their Fixed Indexed Annuity business. The Company cannot provide any assurance that its insurance coverage or that of its insurance subsidiaries will be adequate to cover all liabilities arising out of such claims. The outcomes of legal proceedings and claims brought against the Company or its insurance subsidiaries are subject to significant uncertainty. There is significant judgment required in assessing both the probability of an adverse outcome and the determination as to whether an exposure can be reasonably estimated. In management’s opinion, the ultimate disposition of any current legal proceedings or claims brought against the Company or its insurance subsidiaries will not have a material effect on the Company’s financial condition, results of operations or cash flows. Litigation is, however, inherently uncertain and an adverse outcome from such litigation could have a material effect on the operating results of a particular reporting period. In addition, from time to time, in the ordinary course of business and like others in the insurance and financial services industries, the Company and its insurance subsidiaries receive requests for information from government agencies in connection with such agencies’ regulatory or investigatory authority. Such requests can include financial or market conduct examinations, subpoenas or demand letters for documents to assist the government in audits or investigations. The Company and its insurance subsidiaries review such requests and notices and take appropriate action. The Company and its insurance subsidiaries have been subject to certain requests for information and investigations in the past and could be subject to them in the future.

15. Financial Statements
The Financial Statements for the Company are incorporated by reference in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, please contact us or your Financial Professional.

16. Other Information

Assignment
    To the extent allowed by applicable State law, we reserve the right to refuse our consent to any assignment at any time on a nondiscriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. Unless otherwise restricted by Endorsement, you may request to assign

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or transfer your rights under the Contract by Notifying us. We will not be bound by an assignment until we acknowledge it. If your Contract is assigned, the assignment will take effect on the date the Notice was signed, subject to any action taken by us before receipt of the Notice. We have no liability under any assignment for our actions or omissions done in good faith. In addition, we shall not be liable for any tax consequences you may incur due to the assignment of your Contract.

Distribution
Athene Securities, a wholly owned subsidiary of Athene Holding Ltd. (Athene), serves as distributing underwriter for the Contracts. Athene Securities is registered as a broker-dealer with the SEC under the 1934 Act, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry
Regulatory Authority (FINRA). Athene Securities is a member of the Securities Investors Protection Corporation.
You may contact FINRA by calling 1-800-289-9999 or online at www.finra.org for information about Athene
Securities or your broker-dealer and their respective registered persons. An investor brochure that includes information describing FINRA is available both online and through the telephone number.

We have entered into an underwriting agreement with Athene Securities for the distribution of the
Contracts. Athene Securities also may perform various administrative services on our behalf.

We may fund Athene Securities’ operating and other expenses, including overhead, legal and accounting fees, Financial Professional training, compensation for the Athene Securities management team and our internal wholesalers, and other expenses associated with the Contracts. Financial Professionals are also eligible for various benefits, such as production incentive bonuses, and non-cash compensation items that we may provide jointly with Athene Securities. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, awards, merchandise and other similar items.

We offer Contracts on a continuous basis. Contracts are sold only by licensed Financial Professionals in those states where the Contracts may be lawfully sold. Athene Securities does not itself sell the Contracts on a retail basis. Rather, Athene Securities enters into selling agreements with unaffiliated broker-dealer firms (the “selling broker-dealers”) for the sale of the Contracts through those firms and their Financial Professionals. The Financial
Professionals will be registered representatives of the selling broker-dealers that are registered as broker-dealers under the 1934 Act and members of FINRA.

Under the distribution agreement we pay selling commissions to Athene Securities, which Athene
Securities re-allows to the selling broker-dealers. The amount and timing of commissions paid to selling broker dealers may vary depending on the selling agreements and the Contract sold but will not be more than 7% of the Purchase Payment. Some selling broker-dealers may elect to receive a smaller amount of commission at the time of the sale and an ongoing trail commission for as long as the Contract remains in effect or as agreed in the selling agreement. We may pay or allow other promotional incentives or payments to selling broker-dealers in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations.

The Financial Professionals who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the selling broker-dealers in the form of commissions or other compensation, depending on the agreement between the selling broker-dealer and the Financial Professional. The Financial
Professionals are also eligible for various cash benefits, such as bonuses, insurance benefits, and financing arrangements, and non-cash items. Non-cash items include conferences seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise, priority operations support, preferred programs, and other similar items. Sales of the Contracts may help Financial Professionals qualify for such benefits.

We may also pay compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of ours, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Financial Professionals of the selling broker-dealers. These allowances may be based on a percentage of the Purchase Payment.

73

In addition to the compensation described above, we may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to selling broker-dealers and wholesaling broker-dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all broker-dealers, and the terms of any particular agreement governing the payments may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the broker-dealers’ preferred or recommended list, increased access to the selling broker-dealers’ registered representatives for purposes of promoting sales of our products, assistance in training and education of the Financial Professionals, and opportunities for us to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular broker-dealer’s actual or expected aggregate sales of our index-linked annuity Contracts (including the
Contract) and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Financial Professional.

A portion of the payments made to selling firms may be passed to their Financial Professionals. Financial
Professionals may receive cash and non-cash compensation and other benefits. Ask your Financial Professional for further information about what they and their firm may receive in connection with your purchase of a Contract.

Commissions and other incentives or payments described above are not charged directly to you. We intend to recoup commission and other expenses through fees and charges deducted under the Contract.

Owner Questions
    The obligations to the Owner under the Contracts are ours. Please direct your questions and concerns to us at our Administrative Office.

State Regulation
    As a life insurance company organized and operated under the laws of the State of Iowa, we are subject to provisions governing life insurers and to regulation by the Iowa Commissioner of Insurance. Our books and accounts are subject to review and examination by the Iowa Division of Insurance.

Evidence of Death, Age, Gender, or Survival
    We may require proof of the age, gender, death, or survival of any person or persons before acting on any applicable Contract provision.

Legal Matters
    Eversheds Sutherland (US) LLP has provided advice on certain matters relating to the application of federal securities law to the Contracts.

Statements
    Account Statements will be provided to you periodically, but not less frequently than annually by us, your IRA custodian, or a designated third party.

74

Appendix A - Investment Options Available Under the Contract

Index-Linked Segment Options

The following is a list of Index-Linked Segment Options currently available under the Contract. When choosing among offered Segment Options, consider which term lengths, limit son index gains, and limits on index losses may be appropriate for you based on your risk tolerance, liquidity needs, investment horizon, and financial goals. The availability of Segment Options may vary by state or financial intermediary. Please see “Appendix C - State Variation Chart” and “Appendix D - Financial Intermediary Variation Chart” for details.

We may change the features of the Index-Linked Segment Options (including the Index, the current Cap Rate, and the current Participation Rate), offer new Index-Linked Segment Options and terminate existing Index-Linked Segment Options. We will provide you with written notice before making any changes other than changes to current Cap Rates and Participation Rates.

Note: Amounts withdrawn from an Index-Linked Segment Option before the Segment End Date will be subject to an Equity Adjustment; amounts withdrawn from any Segment Option during the first six Contract Years will be subject to an Interest Adjustment. These adjustments may result in a significant reduction of your Contract Value that could exceed any protection from Index loss that would be in place if you waited until the end of the Segment Term Period. Withdrawals will reduce your Contract Value and the potential for positive Segment Credits that you may receive. The reduction in Contract Value may be significant, and may be greater than the amount withdrawn. Any amounts withdrawn could also result in significant reductions to your Death Benefit and other benefits available under the Contract.

See “Index-Linked Segment Options” of the prospectus for a description of the Index-Linked Segment Option features and “Charges and Adjustments” of the prospectus for more information about the Segment Fee that is deducted from Index-Linked Segment Options and the Equity Adjustment and the Interest Adjustment.

Index[1]	Type of Index	Segment Term Period	Index Crediting Methodology	Current Limit on Index Loss (if held until end of Segment Term Period)	Minimum Limit on Index Gain (for the life of the Index-Linked Segment Option)
S&P 500® (SPX)	Market Index	1-Year	Point-to-Point	10% Buffer Rate	2% Cap Rate
100% Participation Rate
Russell 2000® (RTY)	Market Index	1-Year	Point-to-Point	10% Buffer Rate	2% Cap Rate
100% Participation Rate
MSCI EAFE (MXEA)	Market Index	1-Year	Point-to-Point	10% Buffer Rate	2% Cap Rate
100% Participation Rate
S&P 500® (SPX)	Market Index	1-Year	Point-to-Point	10% Floor Rate	2% Cap Rate
100% Participation Rate
Russell 2000® (RTY)	Market Index	1-Year	Point-to-Point	10% Floor Rate	2% Cap Rate
100% Participation Rate
MSCI EAFE (MXEA)	Market Index	1-Year	Point-to-Point	10% Floor Rate	2% Cap Rate
100% Participation Rate
S&P 500® (SPX)	Market Index	2-Year	Point-to-Point	10% Buffer Rate	4% Cap Rate
100% Participation Rate
Russell 2000® (RTY)	Market Index	2-Year	Point-to-Point	10% Buffer Rate	4% Cap Rate
100% Participation Rate

MSCI EAFE (MXEA)	Market Index	2-Year	Point-to-Point	10% Buffer Rate	4% Cap Rate
100% Participation Rate
S&P 500® (SPX)	Market Index	2-Year	Point-to-Point	10% Floor Rate	4% Cap Rate
100% Participation Rate
Russell 2000® (RTY)	Market Index	2-Year	Point-to-Point	10% Floor Rate	4% Cap Rate
100% Participation Rate
MSCI EAFE (MXEA)	Market Index	2-Year	Point-to-Point	10% Floor Rate	4% Cap Rate
100% Participation Rate
S&P 500® (SPX)	Market Index	6-Year	Point-to-Point	20% Buffer Rate	12% Cap Rate
100% Participation Rate
S&P 500® (SPX), Russell 2000® (RTY), MSCI EAFE (MXEA)	Blended Market Index	6-Year	Performance Blend	10% Buffer Rate	12% Cap Rate
100% Participation Rate

(1)    Each Index is a price return index and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index Change and may cause the Index to underperform a direct investment in the securities composing the Index.

You may elect a Segment Option with a six-year Segment Term Period only during the first Contract Year. The Performance Blend Segment Option is available only with a six-year Segment Term Period. Six-year Segment Options are not available for renewal. Two-year Segment Options are not available for renewal after the first six Contract Years.

The Buffer Rate and Floor Rate on each currently offered Index-Linked Segment Option is guaranteed not to change for the life of the Contract. Currently, each Index-Linked Segment Option offered has either a Buffer Rate of 10% or 20%, or a Floor Rate of 10%. This means you could lose up to 90% of the amount you invest in an Index-Linked Segment Option with a 10% Buffer Rate due to poor investment performance, up to 80% with a 20% Buffer Rate, and up to 10% with a 10% Floor Rate. For currently offered Index-Linked Segment Options with a Buffer Rate, the Buffer Rate will always be at least 10%. For currently offered Index-Linked Segment Options with a Floor Rate, the Floor Rate will always be no greater than 10%. For any future Index-Linked Segment Options with a Buffer Rate offered under this Contract, the Buffer Rate will always be at least 5%. With a 5% Buffer Rate, you could lose up to 95% of the amount you invest in an Index-Linked Segment Option with a Buffer Rate due to poor investment performance. For any future Index-Linked Segment Options with a Floor Rate offered under this Contract, the Floor Rate will be no greater than 20%. With a 20% Floor Rate, you could lose up to 20% of the amount you invest in an Index-Linked Segment Option with a Floor Rate due to poor investment performance.

The Cap Rate will always be at least 2% on any Segment Option we establish under the Contract. The Participation Rate will always be at least 100% on any Segment Option we establish under the Contract. We reserve the right to offer Index-Linked Segment Options with different types of limits on Index gains.

Fixed Segment Option

The following is the Fixed Segment Option currently available under the Contract. We may change the features of the Fixed Segment Option listed below, offer a new Fixed Segment Option and terminate existing Fixed Segment Options. We will provide you with written notice before doing so.

If amounts are withdrawn from the Fixed Segment Option during the first six years of the Contract, we will apply an Interest Adjustment. This may result in a significant reduction to the net proceeds you receive from the Withdrawal. Withdrawal Charges, taxes, and tax penalties may also apply.

See “Fundamentals of the Fixed Crediting Method” section of the prospectus for a description of the Fixed Segment Option features.

Name	Segment Term Period	Minimum Annual Interest Rate
Fixed Segment Option	1-Year	1.00%

Default Re-allocation Rules
The below table shows, for each Segment Option, the default Segment Option funds will be re-allocated to after the Withdrawal Charge Period.

Initial Segment Option	Default Re-Allocation after Withdrawal Charge Period
1-Yr Point-to-Point Buffer (SPX)	1-Yr Point-to-Point Buffer (SPX)
1-Yr Point-to-Point Buffer (RTY)	1-Yr Point-to-Point Buffer (RTY)
1-Yr Point-to-Point Buffer (MXEA)	1-Yr Point-to-Point Buffer (MXEA)
1-Yr Point-to-Point Floor (SPX)	1-Yr Point-to-Point Floor (SPX)
1-Yr Point-to-Point Floor (RTY)	1-Yr Point-to-Point Floor (RTY)
1-Yr Point-to-Point Floor (MXEA)	1-Yr Point-to-Point Floor (MXEA)
2-Yr Point-to-Point Buffer (SPX)	1-Yr Point-to-Point Buffer (SPX)
2-Yr Point-to-Point Buffer (RTY)	1-Yr Point-to-Point Buffer (RTY)
2-Yr Point-to-Point Buffer (MXEA)	1-Yr Point-to-Point Buffer (MXEA)
2-Yr Point-to-Point Floor (SPX)	1-Yr Point-to-Point Floor (SPX)
2-Yr Point-to-Point Floor (RTY)	1-Yr Point-to-Point Floor (RTY)
2-Yr Point-to-Point Floor (MXEA)	1-Yr Point-to-Point Floor (MXEA)
6-Yr Point-to-Point Buffer (SPX)	Fixed
6-Yr Point-to-Point Buffer (SPX, RTY, MXEA)	Fixed

Appendix B - Segment Interim Value Examples
Example B1
The following table of inputs is used in Example B1, which illustrates various Contract values for select Point-to-Point Segment Options. Additionally, an implied volatility of 24%, index dividend yield of 1.95%, and swap rate of 2.60% are assumed. These values are hypothetical for the purpose of illustrating the calculations and are not intended to reflect available values in the market on any given date. Each example assumes that the Segment Value on the Segment Start Date is $100,000.

Each scenario also compares the Equity Adjustment Factor at the time of the calculation to the Segment Credit percentage that would apply on the Segment End Date if the Index Value remains at its current level. This assumption is made for illustrative purposes only. The Index Value will most likely change between the date on which the Interim Value is calculated and the Segment End Date.

	1-Year Point-to-Point Segment Option (Buffer)	2-Year Point-to-Point Segment Option (Floor)	6-Year Point-to-Point Segment Option (Buffer)
Contract Date
Interest Adjustment index value	1.00%	1.00%	1.00%
Segment Start Date
Segment Term Period (in Months)	12	24	72
Segment Option Index Value	100	100	100
Participation Rate	100%	100%	100%
Cap Rate	18%	18%	100%
Buffer Rate/Floor Rate	10%	10%	20%
Segment Fee	0.95%	0.95%	0.95%
Example B1
Time Elapsed Since Contract Date	6	6	6
Time Remaining in Segment Term Period	6	18	66
Segment Value (a)	$99,525.00	$99,525.00	$99,525.00
Example B1A: Interest Rates decreased 50bps. Index Value decreased 25%.
Equity Adjustment (b)	($16,428.71)	($7,704.45)	($15,712.91)
Interest Adjustment (c)	$2,753.98	$2,753.98	$2,753.98
Segment Interim Value (a) + (b) + (c) = (d)	$85,850.27	$94,574.53	$86,566.08
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$77,888.27	$86,612.53	$78,604.08
Equity Adjustment Factor	-16.51%	-7.74%	-15.79%
Segment Credit percentage on Segment End Date if Index Value remains at current level	-15.00%	-10.00%	-5.00%
Example B1B: Interest Rates decreased 50bps. Index Value decreased 10%.
Equity Adjustment (b)	($4,774.42)	($3,350.86)	($5,838.21)
Interest Adjustment (c)	$2,753.98	$2,753.98	$2,753.98
Segment Interim Value (a) + (b) + (c) = (d)	$97,504.56	$98,928.12	$96,440.77
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$89,542.56	$90,966.12	$88,478.77
Equity Adjustment Factor	-4.80%	-3.37%	-5.87%

Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	-10.00%	0.00%
Example B1C: Interest Rates decreased 50bps. Index Value increased 25%.
Equity Adjustment (b)	$12,175.19	$7,647.97	$14,486.69
Interest Adjustment (c)	$2,753.98	$2,753.98	$2,753.98
Segment Interim Value (a) + (b) + (c) = (d)	$114,454.18	$109,926.96	$116,765.67
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$106,492.18	$101,964.96	$108,803.67
Equity Adjustment Factor	12.23%	7.68%	14.56%
Segment Credit percentage on Segment End Date if Index Value remains at current level	18.00%	18.00%	25.00%
Example B1D: Interest Rates decreased 50bps. Index Value increased 10%.
Equity Adjustment (b)	$6,710.93	$3,374.67	$6,255.01
Interest Adjustment (c)	$2,753.98	$2,753.98	$2,753.98
Segment Interim Value (a) + (b) + (c) = (d)	$108,989.91	$105,653.65	$108,533.99
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$101,027.91	$97,691.65	$100,571.99
Equity Adjustment Factor	6.74%	3.39%	6.28%
Segment Credit percentage on Segment End Date if Index Value remains at current level	10.00%	10.00%	10.00%
Example B1E: No change in Interest Rates or Index Value
Equity Adjustment (b)	$1,512.11	$48.58	$364.48
Interest Adjustment (c)	$0.00	$0.00	$0.00
Segment Interim Value (a) + (b) + (c) = (d)	$101,037.11	$99,573.58	$99,889.48
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$93,075.11	$91,611.58	$91,927.48
Equity Adjustment Factor	1.52%	0.05%	0.37%
Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	0.00%	0.00%
Example B1F: Interest Rates increased 50bps. Index Value increased 10%.
Equity Adjustment (b)	$6,710.93	$3,374.67	$6,255.01
Interest Adjustment (c)	($2,666.77)	($2,666.77)	($2,666.77)
Segment Interim Value (a) + (b) + (c) = (d)	$103,569.15	$100,232.90	$103,113.23
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$95,607.15	$92,270.90	$95,151.23
Equity Adjustment Factor	6.74%	3.39%	6.28%
Segment Credit percentage on Segment End Date if Index Value remains at current level	10.00%	10.00%	10.00%

Example B1G: Interest Rates increased 50bps. Index Value increased 25%.
Equity Adjustment (b)	$12,175.19	$7,647.97	$14,486.69
Interest Adjustment (c)	($2,666.77)	($2,666.77)	($2,666.77)
Segment Interim Value (a) + (b) + (c) = (d)	$109,033.42	$104,506.20	$111,344.92
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$101,071.42	$96,544.20	$103,382.92
Equity Adjustment Factor	12.23%	7.68%	14.56%
Segment Credit percentage on Segment End Date if Index Value remains at current level	18.00%	18.00%	25.00%
Example B1H: Interest Rates increased 50bps. Index Value decreased 10%.
Equity Adjustment (b)	($4,774.42)	($3,350.86)	($5,838.21)
Interest Adjustment (c)	($2,666.77)	($2,666.77)	($2,666.77)
Segment Interim Value (a) + (b) + (c) = (d)	$92,083.80	$93,507.36	$91,020.02
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$84,121.80	$85,545.36	$83,058.02
Equity Adjustment Factor	-4.80%	-3.37%	-5.87%
Segment Credit percentage on Segment End Date if Index Value remains at current level	0.00%	-10.00%	0.00%
Example B1I: Interest Rates increased 50bps. Index Value decreased 25%.
Equity Adjustment (b)	($16,428.71)	($7,704.45)	($15,712.91)
Interest Adjustment (c)	($2,666.77)	($2,666.77)	($2,666.77)
Segment Interim Value (a) + (b) + (c) = (d)	$80,429.51	$89,153.78	$81,145.32
Withdrawal Charge (e)	($7,962.00)	($7,962.00)	($7,962.00)
Cash Surrender Value (d) + (e)	$72,467.51	$81,191.78	$73,183.32
Equity Adjustment Factor	-16.51%	-7.74%	-15.79%
Segment Credit percentage on Segment End Date if Index Value remains at current level	-15.00%	-10.00%	0.00%

Example B2
Example B2 below shows how the Equity Adjustment Factor would be determined for a hypothetical Performance Blend Segment Option six months into the Segment Term Period, after the value of the derivative instruments have been determined for each index.

Example B3	On Segment Start Date	On Day Segment Interim Value is Calculated
Value of Derivative Instruments on S&P 500® Index[1]	11.15%	11.55%
Value of Derivative Instruments on Russell 2000® Index[1]	11.30%	11.65%
Value of Derivative Instruments on MSCI EAFE Index[1]	11.45%	11.50%
Weighted Value of Derivative Instruments on S&P 500® Index	2.23%[2]	3.47%[3]
Weighted Value of Derivative Instruments on Russell 2000® Index	3.39%	5.83%
Weighted Value of Derivative Instruments on MSCI EAFE Index	5.73%	2.30%
Aggregate Value of Derivative Instruments	11.35%[4]	11.59%
Equity Adjustment Factor	0.00%	0.25%[5]

(1)    Value of the derivative instruments as a percent of the Segment Start Date Index Price for each index
(2)     Value of the derivative instruments on the S&P 500® multiplied by 20%, as the S&P 500® had the lowest value of derivative instruments for the three indices on the Segment Start Date
(3)     Value of the derivative instruments on the S&P 500® multiplied by 30%, as the S&P 500® had the second highest value of derivative instruments for the three indices on the day the Segment Interim Value is calculated
(4)     Sum of the weighted values of derivative instruments for all three indices (2.23% + 3.39% + 5.73%)
(5)    The Equity Adjustment Factor is calculated as A - B x (1 - Y), where A equals the aggregate value of derivative instruments on the day the Segment Interim Value is calculated; B equals the aggregate value of derivative instruments on the Segment Start Date; and Y equals the number of whole years elapsed since the Segment Start Date, divided by the Segment Term Period. In this example, A is
11.59%, B is 11.35%, and Y is 0 because a full year has not yet elapsed since the Segment Start Date. The Equity Adjustment Factor is therefore calculated as 11.59% - 11.35% x (1 - 0) = 0.25% to the nearest basis point.

Appendix C - State Variation Chart

State	Feature or Benefit	Availability or Variation
Alaska	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
	Confinement Waiver	If the second opinion or examination conflicts with the original recommendation of Confinement, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.
	Terminal Illness Waiver	If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.
California	Right to Cancel Period	If the Owner is age 60 or above, the Right to
Cancel Period is 30 days.

Upon exercising the Right to Cancel benefit, the Company will refund the Contract Value, including any Contract fees, if applicable.
	Confinement Waiver	The Confinement Waiver is not available in California.
	Terminal Illness Waiver	The Terminal Illness Waiver is not available in California.
Connecticut	Confinement Waiver	The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies have been modified. Confinement must continue for at least 60 consecutive days, but there is no requirement that confinement begins at least one year after the Contract Date.

State	Feature or Benefit	Availability or Variation
Connecticut	Terminal Illness Waiver	The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies have been modified. A diagnosis of Terminal Illness must occur, but there is no requirement that the diagnosis occurs at least one year after the Contract Date.
Florida	Right to Cancel Period	Your Right to Cancel Period is 21 days.
Hawaii	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Illinois	Confinement Waiver	If the second opinion or examination conflicts with the original recommendation of Confinement, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.
Terminal Illness Waiver	The definition of Terminal Illness has been modified to mean an illness that is expected to cause death within 24 months, rather than within 12 months.

If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.
Louisiana	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Maryland	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.

State	Feature or Benefit	Availability or Variation
Maryland	Terminal Illness Waiver	The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies have been modified. A diagnosis of Terminal Illness must occur after the Contract Date, rather than at least one year after the Contract Date.
Massachusetts	Confinement Waiver	The Confinement Waiver is not available in Massachusetts.
	Terminal Illness Waiver	The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.
Michigan	Confinement Waiver	If the second opinion or examination conflicts with the original recommendation of Confinement, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.
	Terminal Illness Waiver	If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.
Minnesota	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Montana	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Nebraska	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
	Confinement Waiver	The reference to Convalescent Care Facility is replaced with a reference to Nursing Care Facility.
Nevada	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.

State	Feature or Benefit	Availability or Variation
New Hampshire	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Confinement Waiver
Civil union partners are considered spouses under New Hampshire law.

If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.

The definitions of Convalescent Care Facility, has been modified as follows:

“Convalescent Care Facility” means an institution which: (i) is operated pursuant to State as a convalescent nursing facility, a qualified nursing facility, a convalescent hospital, a convalescent unit of a Hospital, an intermediate care facility, or a custodial care facility; and (ii) is primarily engaged in providing, in addition to room and board accommodations, continuous nursing service by or under the supervision of a Physician or a licensed registered nurse (R.N.); and (iii) maintains a daily record of each patient which is available for Our review; and (iv) administers a planned program of observation and treatment by a Physician (which for purposes of this provision also cannot be the proprietor or an employee of such facility) which is in accordance with existing standards of medical practice for the confinement; and (v) be approved for payment of Medicare benefits or be qualified to receive approval for payment of Medicare benefits, if so requested.
Convalescent Care Facility does not mean a facility or any part of a facility used primarily for rest care, training or education, or the treatment of alcoholism or chemical dependency.

State	Feature or Benefit	Availability or Variation
New Hampshire	Terminal Illness Waiver	Civil union partners are considered spouses under New Hampshire law.

If the second opinion or examination conflicts with the original diagnosis of Terminal Illness, a third opinion or examination shall be required. The Physician selected for purposes of providing the third opinion or examination shall be a disinterested third party selected by the Owner and acceptable to the Company. If a third opinion is obtained, the results of the third opinion shall be the basis for approving or disapproving the additional Free Withdrawal request. The cost of any second or third opinion or examination will be borne by the Company.
New Jersey	Definition of Spouse for spousal continuation upon death, Confinement Waiver, Terminal Illness Waiver
A definition of the term “Spouse” is added to the Contract, and is defined as follows:

A Spouse of an individual is a person
(1) recognized as the spouse of that
individual in the state where they were
legally married or (2) in a civil union
with that individual under New Jersey
law. This does not have the effect of
altering or amending federal tax law
applicable to your Contract.

Terminal Illness Waiver	The conditions under which the waiver applies
have been modified. The waiver requires that
any Owner (or if the Owner is a non-natural
person, any Annuitant) has a Terminal Illness.
The requirement that the diagnosis occurs at
least one year after the Contract Date is
removed.
Lower Limit Floor Applied to Interest Adjustment on Fixed Segment Option
The lower limit floor applied to the Interest Adjustment for Fixed Segment Options is the greater of (RN/12 -1) and [-(10.0% - C)] where C is the applicable Withdrawal Charge Rate for that Contract Year.

North Carolina	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Ohio	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Pennsylvania	Right to Cancel Period	If the Contract is a replacement for an existing contract which was issued to you by Athene Annuity and Life Company, the Right to Cancel Period is extended to 45 days.

State	Feature or Benefit	Availability or Variation
Pennsylvania	Confinement Waiver
An additional requirement is added to receive benefits under this waiver:

Confinement in a Qualified Care Facility must not be for the treatment of a condition resulting directly or indirectly from: (a) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed Physician; (b) the voluntary taking of any drugs prescribed by a licensed Physician and intentionally not taken as prescribed; (c) sensitivity to drugs voluntarily taken, unless prescribed by a Physician; or (d) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed Physician or the involuntary taking of drugs.

The definition of Physician has been modified to state:

“Physician” for purposes of this provision means a practitioner of the healing arts, who is licensed by the State in which he/she performs such function. The Physician cannot be You, and Annuitant, a Beneficiary, or a member of Your, an Annuitant's or a Beneficiary's immediate family, including a husband, wife, domestic partner, civil union partner, child, sibling, parent, or any member of Your household.

State	Feature or Benefit	Availability or Variation
Pennsylvania	Terminal Illness Waiver
This waiver is referred to as a Terminal Condition Waiver. All references to “Terminal Illness” are replaced with “Terminal Condition”.

The definition of Terminal Illness is modified to state:

“Terminal Condition” means a condition that is expected to cause death within 12 months and that is the result of an injury or illness.

The definition of Physician has been modified to state:

“Physician” for purposes of this provision means a practitioner of the healing arts, who is licensed by the State in which he/she performs such function. The Physician cannot be You, and Annuitant, a Beneficiary, or a member of Your, an Annuitant's or a Beneficiary's immediate family, including a husband, wife, domestic partner, civil union partner, child, sibling, parent, or any member of Your household.

South Dakota	Confinement Waiver
The definition of Physician has been modified to state: “Physician” for purposes of this provision means a doctor of medicine or osteopathy licensed by the State to practice medicine and surgery in which he/she performs such function.

Terminal Illness Waiver
The definition of Physician has been modified to state: “Physician” for purposes of this provision means a doctor of medicine or osteopathy licensed by the State to practice medicine and surgery in which he/she performs such function.

Texas	Right to Cancel	Upon exercising the Right to Cancel benefit, the Company will refund the Cash Surrender Value, including any Contract fees or charges, if applicable.

State	Feature or Benefit	Availability or Variation
Texas	Separate Account	The description of the Separate Account is
modified for contracts issued in Texas.

For contracts issued in Texas, reserves for the
Index-Linked Segment Options are held in the
AAIA Texas Index-Linked Deferred Annuity
Contract Separate Account. This segregated
account is established by the Company under
Iowa Law.

The portion of the assets of the Separate
Account equal to the reserves and other Contract liabilities for Index-Linked Segment Options with respect to the Separate Account will not be chargeable with liabilities arising out of any other business we may conduct. You do not participate in the performance of assets held in the Separate Account and do not have any direct claim on them. The Separate Account is not registered under the Investment Company Act of 1940.
Confinement Waiver	The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies
have been modified. Confinement must continue for at least 60 consecutive days, and confinement must begin on or after the Contract Date.

The withdrawal request must be accompanied
by Written Proof of Confinement, which is
defined as follows:

Written proof of Confinement means a
signed statement from the Hospital or Qualified Care Facility verifying the dates the Owner was confined in a
Hospital or Qualified Care Facility.

The cost of any second opinion or exam will be borne by the Company.
Terminal Illness Waiver	The waiver is available during the Accumulation Phase before the Death Benefit becomes payable.

The conditions under which the waiver applies
have been modified. A diagnosis of Terminal
Illness must occur on or after the Contract Date.

The cost of any second opinion or exam will be borne by the Company.
Utah	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.

State	Feature or Benefit	Availability or Variation
Vermont	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.
Washington	Terminal Illness Waiver	The definition of Terminal Illness has been modified to mean an illness that is expected to cause death within 24 months, rather than within 12 months.
Wyoming	Right to Cancel Period	If your Contract is the result of a replacement of an existing contract, your Right to Cancel Period is 30 days.

Appendix D - Financial Intermediary Variation Chart

Sales distributors may establish their own suitability guidelines for financial professionals’ recommendations. These guidelines may differ by distributor and, in some cases, be more restrictive, limiting the products, contract features, contract benefits, or investment options their professionals recommend.

Please note that there are currently no variations of which we are aware. There may be other variations of which we are not aware and that are not reasonably available to us, as variations may exist for some sales distributors without our knowledge. For example, your financial professional may not recommend a particular investment option or contract benefit to you. Based on several considerations (e.g., the terms of our existing selling agreements, whether we administer the variation in the Contract or administrative systems, or whether there is a variation in the sales kit), we cannot identify such other variations, if any, without unreasonable effort or incurring unreasonable expense.

You should discuss with your financial professional any limitations, restrictions, or other variations related to the investment options, contract benefits, or other contract features available to you through your broker-dealer.
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Appendix E - Index Disclosures

S&P 500® Price Return Index

S&P Dow Jones Indices LLC requires that the following disclaimer be included in this prospectus:

The S&P 500 ® Index (the “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by Athene Annuity and Life Company (“Athene”). S&P ® , S&P 500 ® , SPX ® , US 500 ® , The 500 ® , iBoxx ® , iTraxx ® and CDX ® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones ® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). Athene’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Athene’s products or any member of the public regarding the advisability of investing in securities generally or in Athene’s products particularly or the ability of the Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Athene with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Athene or Athene’s products. S&P Dow Jones Indices has no obligation to take the needs of Athene or the owners of Athene’s products into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Athene’s products. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisor, commodity pool operator, broker dealer, fiduciary, “promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice.

NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ATHENE, OWNERS OF ATHENE’S PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE ATHENE PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND ATHENE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

E-1

Russell 2000® Price Return Index

The LSE Group requires that the following disclosure be included in this prospectus:

Athene annuity products (the “Products”) have been developed solely by Athene Annuity and Life
Company. The Products are not in any way connected to or sponsored, endorsed, sold or promoted by the London
Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the Russell 2000 Index (the “Index”) vest in the relevant LSE Group company which owns the
Index. “Russell®” and “Russell 2000®” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The
LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Products. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Products or the suitability of the Index for the purpose to which it is being put by Athene Annuity and Life Company.

MSCI EAFE Price Return Index

MSCI Inc. requires that the following disclosure be included in this prospectus:

THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC.
(“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD
PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX
(COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF
MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES
AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY ATHENE ANNUITY AND LIFE
COMPANY. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS
OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY
REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT
PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK
MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN
TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE
DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR
THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE
MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS
PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING,
COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE
FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR
QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF
THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE.
FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR
OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE
ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE
CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE
OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE
COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY
THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY,
E-2

FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI
PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR
IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF
THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI
PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS
FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED
THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI
PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE,
CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF
THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any
MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The Statement of Additional Information (SAI) includes additional information about the Contract. The SAI is available without charge, upon request. You may obtain a copy of the SAI and make inquiries about your Contract by contacting us at (888) 266-8489.

Information about current upside limits posted on the Company’s website as incorporated by reference into the prospectus where noted under the sub-heading “Setting the Cap Rates, Participation Rates, Segment
Fee and Annual Interest Rates” in the section of the prospectus “The Insurance Company and Investment Options”.
We will provide copies of such information without charge, upon request, at the phone number referenced in the previous paragraph.

Edgar Contract Identifier No. C000261648

ATHENE ANNUITY AND LIFE COMPANY

STATEMENT OF ADDITIONAL INFORMATION

Athene Amplify®
Single Purchase Payment Index-Linked Deferred Annuity Contract

This Statement of Additional Information contains additional information to the prospectus, dated April 30, 2026, for the Athene Amplify® individual single purchase payment index-linked deferred annuity contract (the “Contract”) issued by Athene Annuity and Life Company (the “Company”). This Statement of Additional Information is not a prospectus but should be read only in conjunction with the prospectus for the Contract. You may obtain a prospectus by calling (888) 266-8489, e-mailing us at AskAthene@Athene.com, or by mailing a written request to P.O. Box 1555, Des Moines, IA 50306-1555.

The date of this Statement Of Additional Information is April 30, 2026

1

General Information and History	3
Non-Principal Risks of Investing in Contract	3
Services	6
Sale of the Contracts	6
Contract Adjustments	7
Financial Statements	7
2

General Information and History

The Company is a stock life insurance company organized under the laws of Iowa. The Company was founded in 1896 and became known by its current name in 2014. The Company is licensed to conduct life insurance business in 49 states (excluding New York), the District of Columbia and Puerto Rico. The Company is an indirect, wholly owned subsidiary of Athene Holding Ltd. (“AHL”). Effective January 1, 2022, as a result of the merger of AHL and Apollo Global Management Inc. (“AGM”), AGM became the parent company of AHL and its subsidiaries, including the Company. The Company’s statutory home office is 7700 Mills Civic Parkway, West Des Moines, Iowa 50266.

The Company specializes in issuing, reinsuring, and acquiring retirement savings products. Currently, the Company focuses primarily on: (i) fixed, fixed indexed, and registered index-linked annuities; (ii) pension group annuities; and (iii) funding agreements, including through its participation in a funding agreement backed note program.

Non-Principal Risks of Investing in Contract

Interest rate fluctuations could adversely affect the Company's business, financial condition, results of operations, liquidity, and cash flows.

Interest rate risk is a significant market risk for the Company. The Company defines interest rate risk as the risk of an economic loss due to changes in interest rates. This risk arises from the Company’s holdings in interest rate-sensitive assets (e.g., fixed income assets) and liabilities (e.g., fixed deferred and immediate annuities). Substantial and sustained increases or decreases in market interest rates could materially and adversely affect the Company’s business, financial condition, results of operations, liquidity and cash flows, including in the following respects:
•Significant changes in interest rates expose the Company to the risk of not realizing anticipated spreads between overall net investment earned rates and its cost of funds.
•Changes in interest rates may negatively affect the value of the Company’s assets and the Company’s ability to realize gains or avoid losses from the sale of those assets. Significant volatility in interest rates may have a larger adverse impact on certain assets in the Company’s investment portfolio that are highly structured or have limited liquidity.
•Changes in interest rates may cause changes in prepayment rates on certain fixed-income assets within the Company’s investment portfolio. For instance, falling interest rates may accelerate the rate of prepayment on mortgage loans, while rising interest rates may decrease such prepayments below the level of the Company’s expectations. At the same time, falling interest rates may result in the lengthening of duration for policies and liabilities due to the guaranteed minimum benefits contained in the Company’s products, while rising interest rates could lead to increased policyholder withdrawals and a shortening of duration for liabilities. In either case, the Company could experience a mismatch in its assets and liabilities and potentially incur significant economic losses.
•During periods of declining interest rates or a prolonged period of low interest rates, annuity products may be relatively more attractive to existing policyholders than other investment opportunities available to them. This may cause the Company’s assumptions regarding persistency to prove inaccurate as the Company’s policyholders opt to not surrender or take withdrawals from their products, which may result in the Company experiencing greater claim costs than it had anticipated and/or cash flow mismatches between assets and liabilities.
•Certain securitized financial assets are accounted for based on expectations of future cash flows. To the extent future interest rates are lower than the Company has projected, the Company will experience slower accretion of discounts on these assets and will have a lower yield on its portfolio.
3

•An extended period of declining interest rates or a prolonged period of low interest rates may cause the Company to decrease the crediting rates of its products, thereby reducing their attractiveness.
•During periods of declining interest rates, the Company may have to reinvest the cash it receives as interest or return of principal on its investments into lower-yielding high-grade instruments or seek potentially higher-yielding, but higher-risk instruments in an effort to achieve returns comparable with those attained during more stable interest rate environments.
•In periods of rapidly increasing interest rates, withdrawals from and/or surrenders of annuity contracts may increase as policyholders choose to seek higher investment returns elsewhere. Obtaining cash to satisfy these obligations may require the Company to liquidate fixed-income investments at a time when market prices for those assets are depressed. This may result in realized investment losses.
•An increase in market interest rates could reduce the value of certain of the Company's investments held as collateral under reinsurance agreements and require us to provide additional collateral, thereby reducing its available capital and potentially creating a need for additional capital which may not be available to us on favorable terms, or at all.

The Company could experience a financial strength rating downgrade, potential downgrade, or other negative action by a rating agency following the purchase of a Contract.

Various Nationally Recognized Statistical Rating Organizations (“NRSROs”) review the financial performance and condition of insurers and reinsurers, including the Company, and publish their financial strength ratings as indicators of an insurer’s ability to meet policyholder obligations. These ratings are important to maintain public confidence in the Company’s products, its ability to market its products, and its competitive position. Factors that could negatively influence this analysis include:
•Changes to the Company’s business practices or organizational business plan in a manner that no longer supports its ratings;
•Unfavorable financial or market trends;
•Changes in NRSROs’ capital adequacy assessment methodologies in a manner that would adversely affect the financial strength ratings of the Company;
•A need to increase reserves to support the Company’s outstanding insurance obligations;
•The Company’s inability to retain senior management and other key personnel;
•Rapid or excessive growth, especially through large reinsurance transactions or acquisitions, beyond the bounds of capital sufficiency or management capabilities as judged by the NRSROs; and
•Significant losses to the Company’s investment portfolio.

Some other factors may also relate to circumstances outside of the Company’s control, such as views of the NRSRO and general economic conditions.

Any downgrade or other negative action by a NRSRO with respect to the financial strength ratings of the Company, or our credit ratings, could materially adversely affect the Company and policyholders who relied on the Company’s financial strength ratings or credit ratings when purchasing their Contracts, including by:
•Causing policyholders to lose confidence in the Company’s financial stability, leading to concerns about the Company’s ability to pay claims;
•Increasing the number or amount of policy lapses or surrenders and withdrawals of funds, which may result in a mismatch of the Company’s overall asset and liability position;
•Harming relationships with or perceptions of distributors, independent marketing organizations, sales agents, banks, and broker-dealers;
•Requiring the Company to offer higher crediting rates or greater policyholder guarantees on its insurance products in order to remain competitive;
4

•Increasing the Company’s borrowing costs;
•Reducing the Company’s level of profitability and capital position generally or hindering its ability to raise new capital; or
•Requiring the Company to collateralize obligations under or result in early or unplanned termination of hedging agreements and harming its ability to enter into new hedging agreements.

In order to improve or maintain its financial strength ratings, the Company may attempt to implement business strategies to improve its capital ratios. However, we cannot guarantee any such measures will be successful. We cannot predict what actions NRSROs may take in the future, and failure to maintain current financial strength ratings could materially and adversely affect the Company’s business, financial condition, results of operations, and cash flows.

The Company is subject to the credit risk of its counterparties, including ceding companies, reinsurers, plan sponsors and derivative counterparties.

The Company may cede certain risks by entering into reinsurance agreements. Under such agreements, the Company will be liable for losses relating to insurance risks if the applicable reinsurer fails to perform under its reinsurance agreement with the Company. Although the applicable reinsurer may be obligated to maintain collateral for the Company’s benefit to support obligations under the applicable reinsurance agreement with the Company, such collateral may not be sufficient to satisfy all of the reinsurer’s obligations to the Company. As with any reinsurance agreement, the Company remains liable to its policyholders if the applicable reinsurer fails to perform. In addition to possible losses that could be incurred if the Company is forced to recapture any ceded blocks, the Company may also face a substantial shortfall in capital to support the recaptured business, possibly resulting in material declines to its RBC ratio and/or creditworthiness.

The Company also assumes liabilities from other insurance companies. Changes in the ratings, creditworthiness or market perception of such ceding companies or in the administration of policies reinsured to the Company could cause policyholders of contracts reinsured to the Company to surrender or lapse their policies in unexpected amounts. In addition, to the extent such ceding companies do not perform under their reinsurance agreements with the Company, the Company may not achieve the results it intended and could suffer unexpected losses. In either case, the Company has exposure to its reinsurance counterparties which could adversely affect the Company’s financial condition.

The Company assumes pension obligations from plan sponsors, including obligations in respect of current employees of the plan sponsor. The transfer of these obligations expose it to the credit risk of the plan sponsor. If the plan sponsor were to experience financial distress that resulted in bankruptcy or significant terminations or otherwise experienced substantial turnover of employees active under the plan, such employees might be entitled to rights under the pension plan, such as lump sum payments. To the extent that a plan sponsor experienced a significant turnover event, the Company may not achieve the targeted return expected at the time the pension risk transfer transaction was priced and its financial position, results of operations, liquidity and cash flow may be adversely affected.

In addition, the Company is exposed to credit loss in the event of nonperformance by its counterparties on derivative agreements. The Company seeks to reduce the risk associated with such agreements by entering into such agreements with large, well-established financial institutions. There can be no assurance that the Company will not suffer losses in the event a counterparty on a derivative agreement fails to perform or fulfill its obligations.

Many of the Company’s invested assets are relatively illiquid and the Company may fail to realize profits from these assets for a considerable period of time, or lose some or all of the principal amount the Company invests in these assets if it is required to sell its invested assets at a loss at inopportune times.

5

Many of the Company’s investments are in securities that are not publicly traded or that otherwise lack liquidity, such as its privately placed fixed maturity securities, below investment grade securities, investments in mortgage loans and alternative investments. These relatively illiquid types of investments are recorded at fair value. If a material liquidity demand is triggered and we are unable to satisfy the demand with the sources of liquidity available to the Company, it could be forced to sell certain of its assets and there can be no assurance that the Company would be able to sell them for the values at which such assets are recorded and it might be forced to sell them at significantly lower prices. In many cases, the Company may also be prohibited by contract or applicable securities laws from selling such securities for a period of time. Thus, it may be impossible or costly for the Company to liquidate positions rapidly in order to meet unexpected policyholder withdrawal or recapture obligations. This potential mismatch between the liquidity of the Company’s assets and liabilities could have a material and adverse effect on the Company’s business, financial condition, results of operations and cash flows.

Furthermore, governmental and regulatory authorities periodically review legislative and regulatory initiatives, and may promulgate new or revised, or adopt changes in the interpretation and enforcement of existing, rules and regulations at any time that may impact the Company’s investments. For example, Rule 15c2-11 under the Exchange Act governs the submission of quotes into quotation systems by broker-dealers and has historically been applied to the over-the-counter equity markets. Effective October 30, 2023, the SEC adopted an order exempting securities issued pursuant to Rule 144 from the quotation restrictions of Rule 15c2-11. However, for many other privately placed fixed income securities, Rule 15c2-11 restricted the ability of market participants to publish quotations after January 4, 2024. Such change in regulatory requirements could disrupt market liquidity and cause securities in the Company’s investment portfolio that are not publicly traded, such as its privately placed fixed maturity securities and below investment grade securities, to lose value, which could have a material and adverse effect on its business, financial condition or results of operations.

Services

The financial statements of the Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, 699 Walnut Street, Suite 1800, Des Moines, Iowa 50309, an independent auditor, as stated in their report appearing herein.

Most of the people who provide administrative and business management services to the Company in connection with the Contracts are employees of an affiliate of the Company, Athene Employee Services LLC (“AES”). The Company is party to Shared Services and Cost Sharing Agreements with AES and certain other affiliated companies pursuant to which each party agreed to provide certain financial, legal and other services to the other parties. Under these agreements, the Company incurred expense of $416.2 million, $430.5 million, and $378.6 million during 2025, 2024 and 2023, respectively.

Sale of the Contracts

Athene Securities LLC (“Athene Securities”), a wholly owned subsidiary of AHL located at 7700 Mills Civic Parkway, West Des Moines, Iowa 50266, serves as distributing underwriter for the Contracts. Athene Securities is registered as a broker-dealer with the SEC under the 1934 Act, as well as with the securities commissions in the states in which it operates and is a member of the Financial Industry Regulatory Authority (FINRA). Athene Securities is a member of the Securities Investors Protection Corporation.

These Contracts are no longer available for sale.

We may fund Athene Securities’ operating and other expenses, including overhead, legal and accounting fees, Financial Professional training, compensation for the Athene Securities management team, and other expenses associated with the Contracts.

6

Under the distribution agreement we pay selling commissions to Athene Securities, which Athene Securities re-allows to the selling broker-dealers. Athene Securities does not retain any commissions on the sale of the Contracts. The amount and timing of commissions paid to selling broker-dealers may vary depending on the selling agreements and the Contract sold but will not be more than 7% of the Purchase Payment. Some selling broker-dealers may elect to receive a smaller amount of commission at the time of the sale and an ongoing trail commission for as long as the Contract remains in effect or as agreed in the selling agreement. We may pay or allow other promotional incentives or payments to selling broker-dealers in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations.

The Financial Professionals who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the selling broker-dealers in the form of commissions or other compensation, depending on the agreement between the selling broker-dealer and the Financial Professional. The Financial Professionals are also eligible for various cash benefits, such as bonuses, insurance benefits, and financing arrangements, and non-cash items. Non-cash items include conferences seminars and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, priority operations support, preferred programs, and other similar items. Sales of the Contracts may help Financial Professionals qualify for such benefits.

We may also pay compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of ours, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Financial Professionals of the selling broker-dealers. These allowances may be based on a percentage of the Purchase Payment.

In addition to the compensation described above, we may make additional cash payments, in certain circumstances referred to as “override” compensation, or reimbursements to selling broker-dealers and wholesaling broker-dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all broker-dealers, and the terms of any agreement governing the payments may vary among broker-dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the broker-dealers’ preferred or recommended list, increased access to the selling broker-dealers’ registered representatives for purposes of promoting sales of our products, assistance in training and education of the Financial Professionals, and opportunities for us to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the broker-dealer’s actual or expected aggregate sales of the Contract and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Financial Professional.

Commissions and other incentives or payments described above are not charged directly to you. We intend to recoup commission and other expenses through fees and charges deducted under the Contract.

Contract Adjustments

The “Charges and Adjustments” section of the prospectus describes adjustments under the Contract, including Segment Fees, Withdrawal Charges, Interest Adjustments, and Equity Adjustments. Appendix B of the prospectus provides examples of how these adjustments work.

Financial Statements of the Company

The statutory-basis financial statements of Athene Annuity and Life Company are included in this Statement of Additional Information. They should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to the investment performance of the assets held in the Separate Account.
7

Athene Annuity and Life
Company
Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors of
Athene Annuity and Life Company
7700 Mills Civic Parkway
West Des Moines, IA 50266

Opinions

We have audited the statutory-basis financial statements of Athene Annuity and Life Company (the “Company”), which comprise the balance sheets - statutory-basis as of December 31, 2025 and 2024, and the related statements of operations - statutory-basis, statements of changes in capital and surplus – statutory-basis, and statements of cash flows – statutory-basis for each of the three years in the period ended December 31, 2025, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 1 and Note 2 to the statutory-basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for the three years then ended.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 and Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Insurance Division. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As described in Note 1 to the statutory-basis financial statements, Athene Annuity and Life Assurance Company merged with and into the Company. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

/s/ Deloitte & Touche LLP

Des Moines, Iowa
March 31, 2026

Athene Annuity and Life Company
Balance Sheets – Statutory-Basis
December 31, 2025 and 2024
(Dollars in thousands, except per share amounts)

	2025	2024
Admitted assets
Cash and invested assets:
Bonds	$158,852,395	$130,962,442
Preferred stocks	1,450,140	1,819,311
Common stocks:
Affiliated entities	508,666	431,051
Unaffiliated	1,085,683	741,073
Mortgage loans	86,638,528	60,226,224
Real estate held for the production of income	219,236	212,030
Policy loans	130,700	140,451
Cash, cash equivalents and short-term investments	9,357,352	9,764,163
Receivable for securities	415,289	232,578
Derivative assets	5,395,753	4,845,625
Derivative collateral assets	655,644	579,393
Other invested assets	17,387,119	11,568,991
Total cash and invested assets	282,096,505	221,523,332
Accrued investment income	2,479,627	2,016,652
Premiums due and deferred, net of loading	4,015	4,326
Reinsurance receivable	225,086	39,562
Funds withheld receivable on reinsurance	2,765,938	2,921,009
Reinsurance recoverable	1,236	1,331
Corporate owned life insurance	2,062,897	1,012,862
Amounts due from parent, subsidiaries, and affiliates	4,553	22,537
Federal income tax recoverable	252,301	166,513
Net deferred income tax asset	417,544	206,585
Other admitted assets	42,133	48,258
Separate account assets	50,398,020	49,882,253
Total admitted assets	$340,749,855	$277,845,220

The accompanying notes are an integral part of the financial statements.

Athene Annuity and Life Company
Balance Sheets – Statutory-Basis
December 31, 2025 and 2024
(Dollars in thousands, except per share amounts)

	2025	2024
Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity	$110,615,749	$96,601,505
Accident and health	1,637	1,974
Deposit-type contracts	64,259,784	36,359,016
Policy and contract claims	465,828	431,994
Total policy and contract liabilities	175,342,998	133,394,489
Accrued insurance expenses	71,727	70,912
Interest maintenance reserve	219,836	204,696
Asset valuation reserve	5,362,458	3,765,492
Amounts due to parent, subsidiaries, and affiliates	142,863	52,270
Payable for securities	243,786	315,273
Derivative liabilities	1,694,680	1,030,094
Derivative and other collateral liability	5,837,970	5,617,217
Remittances and items not allocated	256,371	165,436
Liability for unclaimed property	116,647	115,952
Funds held under reinsurance treaties	66,695,002	55,558,281
Reinsurance payable	862,449	2,535,564
Other reinsurance liability	500,007	360,458
Repurchase agreement liability	5,045,980	5,625,701
Due to separate account	22,158,151	14,735,349
Other liabilities	2,808,129	1,687,697
Separate account liabilities	49,269,017	48,711,282
Total liabilities	336,628,071	273,946,163
Capital and surplus:
Common stock, $1 per share par value - 10,000,000
shares authorized, issued and outstanding	10,000	10,000
Paid-in surplus	5,758,301	5,735,000
Unassigned surplus (deficit)	(1,646,517)	(1,845,943)
Total capital and surplus	4,121,784	3,899,057
Total liabilities and capital and surplus	$340,749,855	$277,845,220

The accompanying notes are an integral part of the financial statements.

Athene Annuity and Life Company
Statements of Operations – Statutory-Basis
Years Ended December 31, 2025, 2024 and 2023
(Dollars in thousands)

	2025	2024	2023
Premiums and other revenues
Premiums and annuity considerations for life and accident
and health policies and contracts	$8,844,191	$7,736,850	$9,687,027
Considerations for supplementary contracts with
life contingencies	12,976	12,448	(206,655)
Net investment income	12,732,699	10,501,479	5,644,299
Amortization of interest maintenance reserve	24,171	21,463	20,480
Commissions and expense allowances on reinsurance ceded	2,324,454	1,803,638	1,882,891
Corporate owned life insurance income	150,035	12,862	1,301
Net gain (loss) from operations from separate accounts	480,323	674,736	237,746
Modified coinsurance adjustment ceded	7,777,675	(31,753,929)	20,488,103
Funds withheld adjustment assumed	130,184	120,230	90,817
Other income	34,323	25,840	25,062
Total premiums and other revenues	32,511,031	(10,844,383)	37,871,071
Benefits and expenses
Benefits paid or provided for:
Surrender benefits	3,230,046	2,353,840	2,208,333
Annuity and other benefits	1,267,813	1,224,417	1,062,931
Increase (decrease) in policy reserves	14,033,013	(21,501,778)	28,991,221
Interest on policy or contract funds	5,890,697	1,573,988	700,563
Total benefits	24,421,569	(16,349,533)	32,963,048
Funds withheld adjustment ceded	3,544,758	1,709,373	277,234
Interest maintenance reserve ceded	19,320	29,503	6,495
Commissions	1,657,039	1,575,075	1,480,785
Commissions and expense allowance on reinsurance assumed	301,470	182,717	126,105
Interest maintenance reserve assumed	(7,328)	(18,059)	53,130
General insurance expenses	650,748	649,100	574,847
Insurance taxes, licenses, and fees	6,195	65,948	43,674
Transfer to separate account, net	342,044	307,035	1,802,671
Other expense (income)	136,380	(8,096)	(5,021)
Total benefits and expenses	31,072,195	(11,856,937)	37,322,968
Net gain (loss) from operations before dividends to
policyowners, federal income taxes and net realized
capital gains (losses)	1,438,836	1,012,554	548,103
Dividends to policyowners	20	17	20
Net gain (loss) from operations before federal income
taxes and net realized capital gains (losses)	1,438,816	1,012,537	548,083
Federal income tax expense (benefit)	(186,034)	(222,705)	452,495
Net gain (loss) from operations before net realized
capital gains (losses)	1,624,850	1,235,242	95,588
Net realized capital gains (losses), net of tax and transfers to
interest maintenance reserve	(533,277)	(285,751)	(174,391)
Net income (loss)	$1,091,573	$949,491	$(78,803)

The accompanying notes are an integral part of the financial statements.

Athene Annuity and Life Company
Statements of Changes in Capital and Surplus – Statutory-Basis
Years Ended December 31, 2025, 2024 and 2023
(Dollars in thousands)

			Unassigned	Total
	Common	Paid-in	Surplus	Capital
	Stock	Surplus	(Deficit)	and Surplus
Balances at December 31, 2022	$10,000	$3,323,896	$(1,004,287)	$2,329,609
Correction of prior period error	—	—	(70,481)	(70,481)
Net loss	—	—	(78,803)	(78,803)
Capital contribution	—	1,450,466	—	1,450,466
Change in net deferred income tax	—	—	733,722	733,722
Change in net unrealized capital gains (losses), net of deferred tax	—	—	812,632	812,632
Change in nonadmitted assets	—	—	(134,806)	(134,806)
Change in asset valuation reserve	—	—	(924,913)	(924,913)
Surplus withdrawn from (contributed to) separate accounts during period	—	—	(115,398)	(115,398)
Other changes in surplus in separate accounts statement	—	—	(102,945)	(102,945)
Captive tax sharing agreement	—	—	(42)	(42)
Reinsurance adjustment	—	—	(593,440)	(593,440)
Balances at December 31, 2023	10,000	4,774,362	(1,478,761)	3,305,601
Merger adjustment	—	—	(388,057)	(388,057)
Correction of prior period error	—	—	(7,582)	(7,582)
Net income	—	—	949,491	949,491
Capital contribution	—	960,638	—	960,638
Change in net deferred income tax	—	—	(61,136)	(61,136)
Change in net unrealized capital gains (losses), net of deferred tax	—	—	1,534,314	1,534,314
Change in nonadmitted assets	—	—	(137,182)	(137,182)
Change in asset valuation reserve	—	—	(925,988)	(925,988)
Other changes in surplus in separate accounts statement	—	—	(517,892)	(517,892)
Captive tax sharing agreement	—	—	350	350
Change in valuation basis on reserves	—	—	376,597	376,597
Reinsurance adjustment	—	—	(1,190,097)	(1,190,097)
Balances at December 31, 2024	10,000	5,735,000	(1,845,943)	3,899,057
Correction of prior period error	—	—	(22,061)	(22,061)
Net income	—	—	1,091,573	1,091,573
Capital contribution	—	23,301	—	23,301
Change in net deferred income tax	—	—	686,892	686,892
Change in net unrealized capital gains (losses), net of deferred tax	—	—	1,633,567	1,633,567
Change in nonadmitted assets	—	—	228,585	228,585
Change in asset valuation reserve	—	—	(1,587,714)	(1,587,714)
Other changes in surplus in separate accounts statement	—	—	(522,291)	(522,291)
Cumulative effect of changes in accounting principles	—	—	(8,112)	(8,112)
Captive tax sharing agreement	—	—	110	110
Change in valuation basis on reserves	—	—	83,153	83,153
Reinsurance adjustment	—	—	(1,384,276)	(1,384,276)
Balances at December 31, 2025	$10,000	$5,758,301	$(1,646,517)	$4,121,784
The accompanying notes are an integral part of the financial statements.

Athene Annuity and Life Company
Statements of Cash Flows – Statutory-Basis
Years Ended December 31, 2025, 2024 and 2023
(Dollars in thousands)

	2025	2024	2023
Cash from operations
Premiums and policy proceeds, net of reinsurance	$8,857,405	$7,750,038	$9,516,710
Net investment income received	12,281,981	9,300,493	5,091,189
Commissions and expense allowances on reinsurance ceded	2,307,078	1,811,471	1,883,507
Funds withheld adjustment ceded	(3,544,758)	(1,709,373)	(277,234)
Net benefits received (paid)	(3,436,726)	(34,968,361)	15,813,076
Commissions and insurance expenses paid	(2,716,752)	(2,400,280)	(2,153,701)
Federal income tax received (paid)	(73,434)	18,197	(507,742)
Net transfers (to) from separate accounts	7,080,758	8,596,689	637,212
Other revenues received less other expenses paid	34,300	85,036	46,658
Net cash from operations	20,789,852	(11,516,090)	30,049,675
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	54,035,221	34,416,151	13,382,521
Stocks	372,130	338,477	102,598
Mortgage loans	12,676,074	7,020,006	3,374,534
Other invested assets	4,250,688	1,130,989	1,745,846
Miscellaneous proceeds	50,339	281,845	160,981
Total investment proceeds	71,384,452	43,187,468	18,766,480
Cost of investments acquired:
Bonds	(83,690,859)	(69,109,193)	(28,599,173)
Stocks	(498,515)	(1,136,707)	(973,696)
Mortgage loans	(38,403,243)	(26,688,611)	(18,127,510)
Real estate	(10,583)	(5,754)	—
Other invested assets	(7,749,491)	(2,013,159)	(2,154,461)
Miscellaneous applications	(1,469,924)	(552,064)	(363,694)
Total costs of investments acquired	(131,822,615)	(99,505,488)	(50,218,534)
Net change in policy loans	9,863	7,908	6,819
Net cash from investments	(60,428,300)	(56,310,112)	(31,445,235)
Cash from financing and miscellaneous sources
Net deposits (withdrawals) on deposit-type contracts	27,900,768	14,108,577	3,343,053
Capital contribution	—	311,663	310,471
Borrowed funds and repurchase agreements	(579,722)	2,549,382	(868,264)
Net change in derivative and other collateral liability	220,753	2,195,307	1,711,348
Funds held under reinsurance	11,136,724	49,702,719	(1,349,641)
Other cash provided (applied)	553,114	(526,240)	1,148,967
Net cash from financing and miscellaneous sources	39,231,637	68,341,408	4,295,934
Net change in cash, cash equivalents and short-term investments	(406,811)	515,206	2,900,374
Cash, cash equivalents and short-term investments
Beginning of year	9,764,163	9,248,957	6,348,583
End of year	$9,357,352	$9,764,163	$9,248,957
The accompanying notes are an integral part of the financial statements.

Athene Annuity and Life Company
Statements of Cash Flows – Statutory-Basis
Years Ended December 31, 2025, 2024 and 2023
(Dollars in thousands)

	2025	2024	2023
Supplemental disclosures of cash flow information for non-cash transactions
Security exchanges and asset in kind trades - bond proceeds (investing)	13,227,345	4,409,615	2,904,032
Security exchanges and asset in kind trades - bonds acquired (investing)	(13,227,345)	(4,409,615)	(2,904,032)
Reinsurance activity settled in bonds (operating)	2,664,709	470,814	270,727
Reinsurance activity settled in bonds (investing)	(2,664,709)	(470,814)	(270,727)
Asset transfer bonds to other invested assets - proceeds (investing)	1,672,916	—	3,801
Asset transfer stocks to other invested assets - proceeds (investing)	167,410	—	—
Asset transfer bonds and stocks to other invested assets - acquired (investing)	(1,840,325)	—	(3,801)
Intercompany tax settlement (operating)	415,722	—	—
Intercompany tax settlement - bonds and other invested assets acquired (investing)	(415,722)	—	—
Interest capitalization (operating)	217,286	118,597	56,796
Interest capitalization (investing)	(217,286)	(118,597)	(56,796)
Security exchanges and asset in kind trades - other invested asset proceeds (investing)	162,390	65,000	10,913
Security exchanges and asset in kind trades - other invested assets acquired (investing)	(162,390)	(65,000)	(10,913)
Asset transfer mortgage loans to other invested assets - proceeds (investing)	71,695	292,556	4,170
Asset transfer mortgage loans to other invested assets - acquired (investing)	(71,695)	(292,556)	(4,170)
Asset transfer to other invested assets - receivable for securities (investing)	26,930	—	—
Asset transfer to other invested assets - acquired (investing)	(26,930)	—	—
Capital contribution of stock compensation expense (financing)	23,301	26,638	50,466
Capital contribution of stock compensation expense (investing)	(135)	(274)	(408)
Capital contribution of stock compensation expense (operating)	23,167	(26,364)	(50,058)
Asset transfer other invested assets to stocks - proceeds (investing)	4,113	—	—
Asset transfer other invested assets to stocks - acquired (investing)	(4,113)	—	—
Capital contribution - non-cash (financing)	—	622,337	1,294,714
Capital contribution - non-cash (investing)	—	(614,665)	(1,282,881)
Capital contribution - non-cash (operating)	—	(7,672)	(11,833)
Asset transfer bonds to mortgage loans - proceeds (investing)	—	85,153	139,494
Asset transfer bonds to mortgage loans - acquired (investing)	—	(85,783)	(132,015)
Asset transfer mortgage loans to bonds - proceeds (investing)	—	44,067	—
Asset transfer mortgage loans to bonds - acquired (investing)	—	(44,067)	—
Reinsurance recapture - bonds proceeds (investing)	—	39,269	35,672
Reinsurance recapture (operating)	—	(39,269)	(35,672)
Security exchanges and asset in kind trades - stock proceeds (investing)	—	30,018	24,002
Security exchanges and asset in kind trades - stocks acquired (investing)	—	(30,018)	(24,002)
Asset transfer bonds to stocks - proceeds (investing)	—	1,714	—
Asset transfer bonds to stocks - acquired (investing)	—	(1,714)	—
Asset transfer bonds to mortgage loans - net investment income (operating)	—	630	1,280
Asset transfer bonds to mortgage loans - suspense (financing)	—	—	(8,760)
Asset transfer mortgage loans to real estate - proceeds (investing)	—	—	74,200
Asset transfer mortgage loans to real estate - acquired (investing)	—	—	(74,200)
The accompanying notes are an integral part of the financial statements.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

1.    Nature of Operations and Significant Accounting Policies

Organization and Nature of Business
Athene Annuity and Life Company (the Company) is a stock life insurance company domiciled in the State of Iowa and was founded in 1896. The Company is licensed in the District of Columbia, Puerto Rico and all states except New York. The Company is a leading retirement services company offering savings products through independent agents and financial institutions that are focused on simple, tax efficient solutions such as fixed indexed and fixed rate annuities. The Company also issues group annuity contracts within a separate account structure to employers related to pension group annuity (PGA) transactions and issues funding agreements and guaranteed interest contracts to financial institutions.
All outstanding shares of the Company are owned by Athene Annuity Re Ltd. (AARe), which is an indirect wholly owned subsidiary of Athene Holding Ltd. (AHL). AHL is a direct subsidiary of Apollo Global Management Inc. (AGM).

The Company owns all the outstanding capital stock of Athene Annuity & Life Assurance Company of New York (AANY), which in turn owns all the outstanding capital stock of Athene Life Insurance Company of New York (ALICNY). The Company also owns all the outstanding capital stock of Structured Annuity Reinsurance Company (STAR), Athene Re USA IV, Inc. (Athene Re IV), Centralife Annuities Services, Inc. and P.L. Assigned Services, Inc.

Merger
On December 20, 2023, the Company and Athene Annuity & Life Assurance Company (AADE), its Delaware domiciled parent company, executed an Agreement and Plan of Merger. Effective October 11, 2024, following the receipt of all required regulatory approvals, AADE merged with and into the Company, with the Company as the surviving entity. The Company received a no objection letter from the Insurance Division, Department of Commerce, of the State of Iowa (Iowa Department) to use a merger effective date of October 1, 2024 for financial reporting purposes.

The merger was accounted for in accordance with the Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of the Company and AADE were carried forward to the merged company. The common capital stock of AADE was deemed canceled and AADE’s investment in the affiliated common stock of the Company was eliminated. The business the Company previously ceded to AADE under a coinsurance agreement is no longer reflected as assumed and ceded risks in the recast merged financial statements. The impact of these merger adjustments, net of eliminations, increased capital and surplus by $257,019 as of the merger effective date.

Summarized financial information for the Company and AADE presented separately for the period prior to the merger is as follows.

	December 31, 2023
	The Company	AADE	Eliminations	Merged Totals

Capital and surplus	$2,875,879	$3,143,630	$(2,713,908)	$3,305,601
Total premiums and other revenues	36,940,976	908,478	21,617	37,871,071
Total benefits and expenses	36,732,225	699,871	(109,128)	37,322,968
Net income (loss)	(209,334)	(215)	130,746	(78,803)

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
As described in Note 2, the Company utilizes certain accounting practices prescribed by the Iowa Department to account for its derivative instruments and indexed annuity policy reserves. These accounting practices differed from the methods utilized by AADE. Effective on the date of merger, these prescribed practices were applied to the former AADE block, including for the calculation of balances impacting reinsurance settlements for business ceded under affiliated reinsurance treaties. Also effective on the date of merger, the Company removed AVR balances previously ceded by AADE. In accordance with SSAP No. 3, Accounting Changes and Correction of Errors, the effects of these accounting changes were recorded directly to surplus in 2024, and the historical financials were not restated. The net impact of adopting these accounting changes, net of reinsurance and taxes, decreased surplus by $388,057 as of the merger effective date, primarily driven by the removed ceded AVR balances which did not have an impact on total adjusted capital.

Regulatory Closed Blocks
The Company established two regulatory closed blocks, on March 31, 2000 for Indianapolis Life Insurance Company and June 30, 1996 for AmerUs Life Insurance Company, in connection with the reorganization of two mutual insurance predecessor entities of the Company to a stock form. Insurance policies which had a dividend scale in effect at the time of the reorganizations were included in the closed blocks. The closed blocks were designed to give reasonable assurance to owners of affected policies that assets will be available to support such policies, including maintaining dividend scales in effect at the time of the reorganization, if the experience underlying such scales continues. The assets allocated to the closed blocks, including revenue therefrom, will accrue solely to benefit the owners of policies included in the block until the block is no longer in effect. Payment of dividends on closed block policies will be supported by closed block assets; however, in the unlikely event the closed block assets are insufficient to meet minimum policy obligations, dividend payments will be made from the general funds.

Basis of Presentation
The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Iowa Department. The State of Iowa has adopted the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual. These practices differ from accounting principles generally accepted in the United States of America (GAAP) and are presumed to be material.
The more significant of the differences from those prescribed or permitted by the Iowa Department and GAAP are as follows:
Fixed Maturity Securities: Investments in bonds, redeemable preferred stocks, and surplus notes are reported at amortized cost or fair value based on their rating by the NAIC; for GAAP, such investments would be designated at purchase as held-to-maturity, trading or available-for-sale. For GAAP, held-to-maturity fixed maturity investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale.
A decline in a security’s estimated fair value that is other-than-temporary is treated as a realized loss in the statements of operations and the cost basis of the security is reduced to its estimated fair value. Under GAAP, available-for-sale securities with a fair value that has declined below amortized cost are evaluated to determine how the decline in fair value should be recognized. If it is determined, based on

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
the facts and circumstances related to the specific security, that the holder intends to sell a security or it is more likely than not that the holder would be required to sell a security before the recovery of its amortized cost, any existing allowance for credit losses is reversed and the amortized cost of the security is written down to fair value. If neither of these conditions exist, the holder evaluates whether the decline in fair value has resulted from a credit loss or other factors. If the decline in fair value resulted from a credit loss, the cost basis is not reduced but rather a valuation allowance is established and is remeasured each period for the passage of time, any change in expected cash flows, and changes in the fair value of the security.

Mortgage Loans: Mortgage loans are reported at amortized cost. Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are established for the expected credit losses at the time of purchase and represent the portion of the asset’s amortized cost basis the Company does not expect to collect due to credit losses over the asset’s contractual life. Expected credit losses consider past events, current conditions, and reasonable and supportable forecasts of future economic conditions or macroeconomic forecasts. Effective January 1, 2022, the Company elected the fair value option on the Company’s mortgage loan portfolio for GAAP. Changes in the fair value of the mortgage loan portfolio are reported in investment related gains (losses).

Real Estate: Investments in real estate are reported net of related obligations. Under GAAP, real estate is reported on a gross basis.

Short-term Investments: Short-term investments include investments with maturities less than one year from the date of acquisition and are included in cash, cash equivalents and short-term investments in the balance sheets and statements of cash flows. Under GAAP, investments with maturities less than three months from the date of acquisition are included in cash and cash equivalents while investments with maturities less than one year but greater than three months are included in short-term investments and are not part of cash and cash equivalents in the statements of cash flows.
Derivatives: Derivative instruments used in hedging transactions that meet the criteria of an effective hedge, and are designated in a hedge accounting relationship, are valued and reported in a manner that is consistent with the hedged asset or liability (e.g., amortized cost or fair value with the net unrealized capital gains (losses) reported in surplus along with any adjustment for federal income taxes). Embedded derivatives are not accounted for separately from the host contract. Under GAAP, all derivatives are reported on the balance sheets at fair value, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risks of the host contract is accounted for separately from the host contract and valued and reported at fair value. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not to apply hedge accounting, are accounted for at fair value and the changes in the fair value are recorded as unrealized gains or unrealized losses directly to surplus rather than to income as required under GAAP. Refer to Note 2 for discussion surrounding the Company's prescribed practices applied to derivatives.
Other Invested Assets: Changes in value of certain other long-term investments accounted for under the equity method of accounting are recorded as unrealized gains and losses as a component of surplus. Under GAAP, such changes are recorded through earnings.
Interest Maintenance Reserve (IMR):  Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold. The Company also defers the gains and losses related to the market value adjustment (MVA) on annuity policies.  The net deferral is reported as IMR in the accompanying balance

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
sheets.  Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR.  Under GAAP, realized capital gains and losses and the MVA would be reported in the statements of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold or the MVA was realized.
Asset Valuation Reserve (AVR): The AVR provides a valuation allowance for invested assets and is determined by an NAIC prescribed formula with changes reflected directly in surplus; AVR is not recognized for GAAP.
Policy Acquisition Costs: The costs of acquiring and renewing business are expensed as incurred. Under GAAP, acquisition costs directly related to successful acquisition of new or renewal contracts are capitalized and amortized over the life of the contracts.
Nonadmitted Assets: Certain assets are designated as nonadmitted; principally, as applicable, certain receivables from agents and bills receivable, electronic data processing equipment, capitalized software, furniture and equipment, prepaid expenses, certain deferred income tax assets, non-insurance subsidiaries for which audited GAAP financial statements are not obtained, and other certain assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to surplus. Under GAAP, there is no concept of nonadmitted assets.
Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Interest on these policies is reflected in other benefits. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, premiums received on universal life are recorded directly to the reserve liability and benefits incurred represent interest credited to the policy account value and the excess of benefits paid over the policy account value. For deferred annuity policies and single premium immediate annuity (SPIA) policies without life contingencies, premiums received and benefits paid are recorded directly to the policy reserve liability.

Deposit-Type Contracts: The Company records the liability for guaranteed interest contracts and fixed coupon rate funding agreements in the amount equal to the present value of the future interest payments and maturity payments discounted at the appropriate statutory valuation rate. For floating coupon rate funding agreements, the Company records the liability in the amount equal to the notional value plus the accrued interest on the next coupon payment. Under GAAP, these liabilities are recorded using the effective interest method based on the initial deposit and projected future coupon payments and maturity value. For funding agreements denominated in foreign currencies, the liabilities are calculated in the foreign currency and then converted to US dollars using the spot foreign exchange rate as of the balance sheet date.
For SPIA without life contingencies, the Company records the liability as the present value of cash flows discounted using prescribed valuation interest rates. Under GAAP, these liabilities are recorded using the effective interest method whereby an effective interest rate is solved for such that the present value of benefits and maintenance expenses equals the gross premium received less deferrable acquisition costs.
Benefit Reserves: Certain policy reserves, including the group annuity contracts related to PGAs, are calculated as the present value of cash flows discounted using prescribed valuation interest rates and prescribed mortality rather than on estimated expected experience or actual account balances as would be required under GAAP. For group annuity contracts related to PGA business, the Company received

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
approval from the Iowa Department to use an alternative methodology where mortality is based on prudent best estimate assumptions rather than prescribed mortality. For PGA group annuity contracts with deferred lives (participants not currently receiving pension benefits but eligible to commence at a future date), the present value of expected benefits is determined using prudent best estimate assumptions (mortality, election type, election age, etc.) based on any plan experience, industry data and actuarial judgment.
Reinsurance: Policy and contract liabilities ceded to reinsurers under coinsurance agreements have been reported as reductions of the related reserves rather than as assets as would be required by GAAP. Any reinsurance balances deemed to be uncollectible are written off through a charge to earnings. A liability for reinsurance balances is provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to surplus. Under GAAP, an allowance for expected credit losses is established through a charge to earnings with subsequent changes to expected credit losses recognized as an adjustment to that allowance through a charge to earnings. Upfront commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.
Deferred Income Taxes: Deferred tax assets are limited to: 1) the amount of capital gains taxes paid in prior years that can be recovered through capital loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, plus 2) the lesser of the amount of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of adjusted capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering the character (i.e. ordinary versus capital) of the deferred tax assets and liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not realizable.
Policyowner Dividends: Policyowner dividends are recognized when declared rather than over the term of the related policies as required by GAAP, and are reserved one year in advance through charges to operations.
Subsidiaries, Controlled and Affiliated Entities: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company. Under GAAP, such consolidation would be required.
Comprehensive Income: Comprehensive income and its components are not presented in the financial statements, which is required under GAAP.
Separate Accounts: Separate account premiums and benefits are recognized in the accompanying statements of operations and transferred to or from the separate account. Under GAAP, separate account premiums and benefits are not recognized. The accounts and operations of the Company’s Funding Agreements, Group Annuity, and Index-Linked Annuity Separate Accounts are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Other significant accounting policies follow:

Investments
The Company's bonds, asset-backed securities, preferred stocks, affiliated and unaffiliated common stocks, mortgage loans, real estate, policy loans, short-term investments, cash equivalents and other invested assets are stated using methods prescribed by the NAIC, as follows:

•Bonds not backed by other loans are principally stated at amortized cost using the modified scientific method unless they are designated by the Securities Valuation Office (SVO) of the NAIC as Class 6, in which case they are reported at the lower of amortized cost or fair value. Bonds containing issuer call provisions (except "make-whole" call provisions) are amortized to the call or maturity value and date which produces the lowest asset value (yield-to-worst).

•Asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments unless they are designated by the Securities Valuation Office (SVO) of the NAIC as Class 6, in which case they are reported at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except for principal-only, interest-only, purchased credit impaired securities, and securities not highly rated at the time of purchase, which are valued using the prospective method.

•Perpetual preferred stock is carried at fair value, not to exceed any currently effective call price. The related net unrealized capital gains or losses are reported in surplus along with any adjustment for federal income taxes. Redeemable preferred stock designated by the SVO as Class 3 or better is carried at amortized cost. Redeemable preferred stock designated by the SVO as Class 4 to 6 is carried at the lower of cost or fair value.

•Affiliated common stock of the Company’s insurance subsidiaries is reported in accordance with SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, at the subsidiary's underlying capital and surplus plus unamortized goodwill. The Company’s investment in non-insurance subsidiaries is reported at the subsidiary's GAAP book value. The net change in the underlying book value of the subsidiaries is reflected within surplus as a change in unrealized capital gains and losses.

•Unaffiliated common stocks are reported at fair value based on quoted market prices or commercially available vendor prices and the related net unrealized capital gains or losses are reported in surplus along with any adjustment for federal income taxes. The Company is a member of the Federal Home Loan Bank (FHLB) of Des Moines which requires members to purchase FHLB capital stock in relation to the amount of FHLB advances drawn by such member. There is no active market for FHLB stock, and the stock is carried at cost, which is equivalent to fair value.

•There are no restrictions on assets, except for those disclosed in Note 4.

•Mortgage loans are reported at unpaid principal balances, net of unamortized premiums and discounts, less valuation allowance for specific reserves. A mortgage loan is considered for a specific allowance when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that it will not be able to collect all scheduled principal and interest, a valuation allowance is established and the mortgage loan is written down to the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell and the recorded investment in the mortgage loan. The creation of a valuation allowance for specific reserves or change to an existing valuation allowance for specific reserves is reflected within surplus as a change in

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
unrealized gains and losses. Mortgage loans for which foreclosure is probable are considered permanently impaired and a direct write down is recognized as a realized loss in the statements of operations and a new cost basis is established.

•Real estate classified as held for sale is reported at lower of depreciated cost or fair value, net of related obligations. Real estate classified as held for the production of income is reported at depreciated cost net of related obligations.

•Policy loans are valued at unpaid principal balances.

•Short-term investments include investments with remaining maturities of one year or less at the time of acquisition (excluding those investments classified as cash equivalents as defined below) and are principally stated at amortized cost. Short-term investments include bonds and money market instruments.

•Cash equivalents are money market mutual funds or short-term highly liquid investments with an original or remaining maturity of three months or less at the date of purchase and are principally stated at amortized cost.

•Other invested assets are primarily comprised of partnership interests. Partnership interests are accounted for under the equity method of accounting under which the carrying value of the related partnership interest is based on the Company’s proportional share of the GAAP equity of the partnership. Any difference between the cost basis and carrying value of the partnership interest is reflected in surplus. Other than partnerships, other invested assets may include surplus notes, debt securities that do not qualify as bonds, collateral loans secured by mortgage loans and tax credit investments. Surplus notes with an NAIC 1 or NAIC 2 designation are reported at amortized cost. Surplus notes with an NAIC 3 through NAIC 6 designation are reported at the lesser of amortized cost or fair value, with fluctuations in fair value reflected within surplus as a change in unrealized gains and losses. Debt securities that do not qualify as bonds are carried at the lesser of amortized cost or fair value, with fluctuations in fair value reflected within surplus as a change in unrealized gains and losses. In addition, residual interests in securitization vehicles that do not qualify as bonds are reported using the calculated practical expedient method, where the book/adjusted carrying value is reduced by distributions received until the residual interests have a book/adjusted carrying value of zero. Any distributions received thereafter are recognized as interest income. Collateral loans secured by mortgage loans follow the mortgage loan accounting previously discussed. Tax credit investments (including low-income housing and other federal and state tax credit structures) are carried at proportional amortized cost, net of amortization recognized over the expected period of projected tax credits and other tax benefits. Impairments that are other-than-temporary are recognized in realized losses; ongoing accretion and amortization is reflected in net investment income.

•Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to purchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The Company's repurchase agreements are accounted for as secured borrowings. The Company pledges investments, receives cash as collateral and establishes a liability to return the collateral. For reverse repurchase agreements, the Company lends cash and establishes a short-term investment or cash equivalent for the principal amount loaned under the agreement.

Changes in unrealized gains or losses on bonds, preferred stocks, and common stocks carried at fair value are credited or charged directly to surplus, except those securities with OTTI. A decline in a security’s estimated fair value that is other-than-temporary is treated as a realized loss in the statements of operations and the cost basis of the security is reduced to its estimated fair value. The Company identifies fixed income and equity securities that could potentially have impairments that are other-than-temporary by monitoring changes in fair value of its securities relative to the amortized cost of those

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
securities. The Company reviews its bonds and stocks on a case-by-case basis to determine whether an OTTI exists and whether losses should be recognized through earnings. The Company considers relevant facts and circumstances in evaluating whether a credit or interest rate-related impairment of a security is other-than-temporary. Relevant facts and circumstances considered include: (1) the extent and length of time the fair value has been below cost; (2) the reasons for the decline in fair value; (3) the issuer’s financial position and access to capital; and (4) for fixed income securities, the Company’s intent to sell a security or whether it is more likely than not it will be required to sell the security before the recovery of its amortized cost (which, in some cases, may extend to maturity) and for equity securities, the Company’s ability and intent to hold the security for a period of time that allows for the recovery in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, an impairment loss is recognized.

The recognition of an OTTI for asset-backed securities is dependent upon the Company’s ability and intent to hold the security until the ultimate recovery of amortized cost. SSAP No. 43, Asset-backed Securities, requires that an OTTI loss be recognized in earnings for an asset-backed security in an unrealized loss position when it is anticipated that the cost basis will not be recovered. When an OTTI is recognized, the non-interest related portion of the OTTI loss is recorded through AVR and the interest related portion is recorded through IMR. In situations where the Company intends to sell the security, or it does not have the intent and ability to hold the security until recovery of the amortized cost basis, the entire difference between the security’s amortized cost and estimated fair value is recognized as an OTTI loss in the statements of operations. In situations where the Company does not intend to sell the security, and has both the intent and ability to hold the security until recovery of the amortized cost basis but does not expect to recover the entire amortized cost, the difference between the amortized cost basis of the security and the net present value of the future cash flows expected to be collected is recognized as an OTTI loss in the statements of operations.
Realized capital gains and losses are determined on a first-in, first-out basis and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments (principally bonds and mortgage loans) attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.
Changes in nonadmitted asset carrying amounts are recorded directly to surplus.
Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default or foreclosure or which are delinquent more than 90 days. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from interest income when payment exceeds 90 days past due.
Derivatives
Derivatives are carried on the Company’s balance sheets as both derivative assets and derivative liabilities. The Company currently executes both bilateral trades and cleared trades. For bilateral trades, the Company has elected to present any derivatives subject to master netting provisions as a gross asset or liability, gross of collateral presented. Cleared trades are cleared and settled through the broker, the central clearing counterparty and Futures Commission Merchant (FCM). On the date a derivative contract is executed, the Company designates derivatives as either a cash flow hedge, fair value hedge, or a free-standing derivative held for other risk management purposes, which primarily involve managing asset or liability risks associated with the Company’s reinsurance treaties which do not qualify for hedge accounting. Free-standing derivatives also include derivatives that economically hedge interest rate risk and other cash flows risks but do not qualify for, or the Company has chosen not to apply, hedge

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
accounting. The Company’s policy is to align the derivative income or expense to the statements of operations line item for which it relates.

For bilateral derivative positions, in order to reduce the amount of exposure on derivative instruments, the Company may be required to pledge or receive collateral for any derivative contracts that are entered into. The amount of collateral that is required is based on the fair value of the contract and credit threshold of the counterparty. For cleared derivative positions, the Company is required to satisfy daily collateral requirements associated with our FCM agreement and these amounts include initial margin requirements.
Derivative instruments that qualify for hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivatives that do not qualify for, or for which the Company has elected not to apply hedge accounting, excluding replication transactions and those accounted for in accordance with Iowa Administrative Code Section 191-97, Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve (IAC Section 191-97) (refer to discussion in Note 2), are measured at fair value each reporting period with changes in fair value recorded as unrealized gains or losses in surplus. Cash payments made or received on these derivative instruments are recorded through income.

Futures are recorded at fair value of margin on deposit with the clearing broker and changes in this margin on deposit are recognized in the summary of operations through investment income.

Separate Accounts
Separate account assets and liabilities reported in the balance sheets represent funds that are separately administered. The Company maintains five separate account arrangements. The first arrangement includes one separate account containing funding agreements. The assets within this separate account represent a reinsurance receivable, as these funding agreements are ceded as discussed in Note 7.
The second arrangement includes three separate accounts, consisting of previously sold variable annuity and variable universal life products. The Company ceased marketing these products in 2009. The assets and liabilities of the variable lines of business are reported at fair value since the underlying investment risks are assumed by the policy owners. Investment income and gains or losses arising from the variable lines of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying statements of operations.
The third arrangement, known as Group Annuity Separate Accounts, includes separate accounts supporting annuity contracts issued to various employers, or trusts established by such employers, in respect of those employers' pension plans. The group fixed annuity contracts obligate the Company's general account to make annuity payments if the separate account is not able to do so.
The fourth arrangement, known as Index-Linked Deferred Annuity Contract Separate Accounts, supports registered index-linked deferred annuity contracts issued by the Company.  The Company’s general account has guaranteed the amounts under the index-linked deferred annuity contracts, to the extent not covered by the assets in the separate account.

The fifth arrangement, known as Private Placement Variable Annuity Separate Accounts, supports private placement variable deferred annuity contracts issued by the Company to purchasers meeting the requirements as a qualified purchaser or an accredited investor under applicable federal securities laws.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Contract owners bear the entire investment risk, including the risk of loss of principal for all amounts invested in the contract.

Premiums and Annuity Considerations
Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. These revenues are recognized when due. Benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Accident and health premiums are earned pro-rata over the terms of the policies.

Deferred and uncollected life insurance premiums represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current year has been collected.
Policy Reserves and Funds on Deposit
Policy reserves for life and annuity contracts, including the group annuity contracts related to PGA, are developed using prescribed actuarial methods. Life reserves are calculated using the Net Level Premium method, Commissioner’s Reserve Valuation Method, or a modified method. Annuity reserves are calculated using the Commissioner’s Annuity Reserve Valuation Method, or for certain group fixed indexed annuities, the Commissioner's Reserve Valuation Method. The use of these reserve methods for life policies is to partially offset the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year, which is less than the reserve increase in renewal years. For group annuity contracts related to PGA business, the Company received approval from the Iowa Department to use an alternative methodology, under Iowa code with commissioner approval, where prudent best estimate mortality assumptions are used. Reserves meet the minimum requirements of the insurance laws and regulations of the state of domicile.
Accident and health policy reserves are calculated using statistical analyses to develop and estimate the ultimate net cost of reported and unreported losses. The reserves also include an amount for unearned premiums determined by prorating the premiums received over the terms of the policies and active-life mid-terminal reserves for individual non-cancelable and guaranteed renewable policies using the net level premium method.
The reserves related to fixed-rate investment contracts and policyowner funds left on deposit with the Company are generally equal to fund balances less applicable surrender charges.
The Company offers riders on its fixed annuities which provide for future withdrawal and death benefits. In accordance with the NAIC’s Accounting Practices and Procedures Manual, the rider should be reserved for under Actuarial Guideline 33 (AG 33). The Company requested and received approval from the Iowa Department to use an alternative methodology under the Practical Considerations section of AG 33 for policies issued prior to January 1, 2014. The reserve held for policies issued prior to January 1, 2014 is based on Actuarial Guideline 43 (AG 43), the approved alternative method for these contracts. The reserve held for policies issued January 1, 2014 and after is based on AG 33.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
The Company uses an AG 43 reserving approach for the closed individual variable annuity block and index-linked annuity business not classified as a registered indexed linked annuity (RILA). All reinsurance applicable to this business, including treaties covering guaranteed minimum accumulation benefits and guaranteed minimum death benefit features, are covered by AG 43. AG 43 prescribes an approach to calculating reserves that uses a combination of a principles-based method and a rules-based method. Reserves are recorded in aggregate as the greater of (a) a principle-based approach using a range of stochastically generated economic scenarios applied to the in force policies in aggregate and (b) a rule-based, seriatim calculation using defined assumptions and a single economic scenario. Specific attributes of the business and its management, including guarantee features, fund allocation, hedging activity and revenue sources are reflected as well.

The Company uses the formulaic Commissioners Reserve Valuation Method, a rules-based method, to value the variable universal life policies. It is a closed block of business, issued from 1985 to 2008. The Company uses Valuation Manual 21 (VM-21) for RILA and private placement variable deferred annuity contracts. VM-21 became effective January 1, 2020 for new and existing variable and RILA contracts, however Athene received approval from the Iowa Department to continue to use AG 43 for the closed variable annuity block which the Company stopped marketing in 2002. VM-21 is a principles-based reserve approach that utilizes company specific assumptions and stochastic scenarios, floored by a standard projection which uses prescribed assumptions and acts as a guardrail against potential outliers resulting from company specific assumptions.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the premium beyond the date of death. Reserves are recognized for surrender values in excess of reserves as legally computed.

Additional premiums are charged for policies issued on substandard lives according to underwriting classification. Mean reserves are determined by computing the regular mean reserve for the policy and holding an additional one half of the extra premium charged for the year.

Tabular interest, tabular less actual reserves released and tabular cost have been determined using the underlying policy data.
The following summarizes the mortality tables used to compute life and annuity policy reserves on a net basis:

	December 31, 2025		December 31, 2024
	Amount	Percent	Amount	Percent
Life insurance - (41 CSI, 41 CSO, 41 SSI, 58 CET, 58 CSO, 60 CSG, 61 CIET, 61 CSI, 80 CET, 80 CSO, 01 CSO, 17 CSO, AE, STD IND (2.0 - 7.5%))	$47,634	0.0%	$53,368	0.1%
Annuities - (71 IAM, 71 GAM, 83 GAM, 83 IAM, A2000, 12 IAR, VM21, 51 GAM, 83a, A2000BAS, 2012 IAR/IAR VM, 83 CARVM (1.00 - 11.25%))	110,240,030	99.7	96,225,542	99.6
Other - (0.75 - 11.25%)	328,085	0.3	322,595	0.3
Total	$110,615,749	100.0%	$96,601,505	100.0%

Contract Claim Reserves
Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the date of the balance sheets. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Participating Business
Participating policies entitle the policyowners to receive dividends based on actual interest, mortality, morbidity, and expense experience for the related policies. These dividends are distributed to the policyowners through an annual dividend using current dividend scales, which are approved by the Company's Board of Directors. As of December 31, 2025 and 2024, 9.8% and 9.9%, respectively, of the Company's life policies were paying dividends.

The method of accounting for policyowner dividends is based upon dividends credited annually to policyowners on their policy anniversary date plus the change from the prior period on one year’s projected dividend liability on policies in force at the statement date. There was no additional income allocated to participating policyowners for the years ended December 31, 2025 and 2024.

Corporate Owned Life Insurance
The Company is the owner and beneficiary of life insurance policies which are included as admitted assets in the balance sheets at their cash surrender values pursuant to SSAP No. 21, Other Admitted Assets. As of December 31, 2025 and 2024, the cash surrender value of the policies is $2,062,897 and $1,012,862, respectively, and is allocated 100% to other invested assets based on the primary underlying investment characteristics.

Reinsurance
Reinsurance premiums and benefits, paid or provided, are accounted for on a basis consistent with those used in accounting for the policy as originally issued and with the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in surplus and are amortized into income as earnings emerge on the business reinsured. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of amounts ceded. For the Company’s modified coinsurance agreements, the profit and loss with respect to policyholder reserves and the assets supporting the reserves are reflected through the modified coinsurance adjustment ceded line in the accompanying statements of operations. The policyholder reserves are reported within the policy and contract liabilities lines and the assets supporting the reserve are reported within investment asset and liabilities lines of the accompanying balance sheets. Reinsurance recoverable are amounts due from reinsurers on benefits paid by the Company. Reinsurance receivables consist of commissions and expense allowances due and other refunds due from the reinsurer. Reinsurance payables consist of premiums and other refunds due to the reinsurer. The Company has elected to present receivables and payables from affiliated reinsurance agreements on a net basis on the balance sheets.

Federal Income Taxes
Deferred federal income taxes are calculated as defined by SSAP No. 101, Income Taxes. SSAP No. 101 establishes deferred tax assets and liabilities based on differences between statutory and tax reporting. The deferred tax assets are then subject to an admissibility test which can limit the amount of deferred tax assets that are recorded.

Accounting Changes
Effective January 1, 2025, the Company adopted the principle-based-bond definition (PBBD). This adoption clarifies that securities qualifying as issuer credit obligations fall under the scope of SSAP No. 26, Bonds, while those qualifying as asset-backed securities fall under SSAP No. 43, Asset-Backed Securities. Securities that do not meet these criteria are reported as debt securities that do not qualify as bonds, residual tranches, other invested assets, or non-admitted assets. Changes in the measurement of bonds due to the transition is reported as a change in unrealized gains (losses) and not as a change in accounting principle. The impacts of securities reclassified under the PBBD are as follows:

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
•As of January 1, 2025, the aggregate book adjusted carrying value prior to adoption of PBBD for all securities reclassified from bonds to other invested assets is $1,648,522 in the general account and $229,013 in the separate accounts.

•As of January 1, 2025, the aggregate book adjusted carrying value after adoption of PBBD for securities reclassified from bonds to other invested assets that resulted in a change in measurement basis from amortized cost to lower of amortized cost or fair value is $872,113 in the general account and $127,674 in the separate accounts.

•The aggregate surplus impact for securities reclassified from bonds to other invested assets includes the difference between the book adjusted carrying value as of December 31, 2024 and the book adjusted carrying value after adoption as of January 1, 2025 for those securities that resulted in a change in measurement basis. The total surplus impact from the change in measurement basis was not material.

•Contemporaneous with the January 1, 2025 adoption of the PBBD, the Company made conforming revisions for INT 24-01: Principles-Based Bond Definition Implementation Questions and Answers, which provided further clarification on the accounting for hybrid instruments, among other topics. Pursuant to this guidance, the Company reclassified certain hybrid instruments from preferred stock to other invested assets. The corresponding impact to surplus was not material.

During 2025, the Company elected to change the valuation rate basis on certain assumed blocks of deferred annuity business from issue year to change in funds. The cumulative effect of this change as of January 1, 2025, decreased policy reserve liabilities by $83,153, and after consideration of modco reinsurance, increased surplus by $24,659, which was recorded directly to surplus in accordance with SSAP No. 3, Accounting Changes and Correction of Errors.

During 2024, the Company elected to change the valuation rate basis for in force and future deferred annuity business from issue year to change in funds. The cumulative effect of this change as of January 1, 2024, decreased policy reserve liabilities net of coinsurance by $342,623, and after consideration of modco reinsurance, increased surplus by $136,183, which was recorded directly to surplus in accordance with SSAP No. 3, Accounting Changes and Correction of Errors.

Also during 2024, the Company elected to change the formula reserve basis for in force and future funding agreements to use the single premium immediate annuity statutory valuation interest rate to value fixed interest rate funding agreements. The cumulative effect of this change as of January 1, 2024, decreased policy reserve liabilities net of coinsurance by $33,974, and after consideration of modco reinsurance, had no impact to surplus.

2.    Prescribed and Permitted Statutory Accounting Practices

The Iowa Department recognizes only statutory accounting practices prescribed and permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Iowa Insurance Law. The NAIC’s Accounting Practices and Procedures Manual has been adopted as a component of prescribed or permitted practices by the State of Iowa. The Commissioner of the Iowa Department (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.
Among the products issued by the Company are indexed universal life insurance and indexed annuities. These products allow a portion of the premium to earn interest based on certain indices, including the Standard & Poor’s 500® Composite Stock Price Index (S&P) and other bespoke indices. Call options, futures, variance swaps and total return swaps are purchased to hedge the interest credited to the

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
customer as a direct result of movements in the related indices. In 2006, the Commissioner issued Bulletin 06-01, Accounting for Derivative Instruments Used to Hedge the Growth in Interest Credited for Index Products, which prescribes that an insurer may elect to recognize changes in the fair value of derivative instruments purchased to hedge indexed products in the statements of operations. The Company has elected to apply Bulletin 06-01 to its futures, variance swaps and total return swaps that are hedging fixed indexed annuities. Application of Bulletin 06-01 does not impact the Company's surplus.
In 2009, the Commissioner of the Division promulgated Iowa Administrative Code (IAC) Section 191-97, Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, which prescribes that an insurer may elect (i) to use an amortized cost method to account for certain derivative instruments, such as call options, purchased to hedge the growth in interest credited to the customer on indexed insurance products and (ii) to utilize an indexed annuity reserve calculation methodology under which call options associated with the current index interest crediting term are valued at zero. IAC Section 191-97 does not apply to products that do not guarantee a minimum interest accumulation, such as our variable and index-linked deferred annuities. The Company has elected to apply IAC Section 191-97 to its eligible over the counter (OTC) call options and reserve liabilities.

The NAIC requires annuities issued by life insurance companies on or after January 1, 2015, to use the 2012 Individual Annuity Reserving (IAR) Mortality Table. During 2015, the Commissioner promulgated IAC Section 191-43.3(5), which sets an elective alternative effective date of January 1, 2016 for adoption of the 2012 IAR Mortality Table. The Company has chosen to use the Annuity 2000 Mortality Table for annuities issued between January 1, 2015 and December 31, 2015.

For the year ended December 31, 2025, the Company received a permitted accounting practice from the Iowa Department to record its investment in Apollo Aligned Alternatives Aggregator, L.P. (AAA) as if the underlying investments held by AAA were owned directly by the Company.  The permission represents a deviation from SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and requires the Company to apply look-through accounting and reporting to AAA’s investments as if the investments were owned directly by the Company.  Application of this permitted practice at January 1, 2025 reduced the Company’s carrying value of AAA by $212,312, and after applying reinsurance, reduced the Company’s capital and surplus by $8,112, which was recorded directly through surplus as a cumulative effect of change in accounting principle.  As a result of this permitted practice, the Company’s net income for the year ended December 31, 2025 decreased by $20,002 and cumulative capital and surplus as of December 31, 2025 was reduced by $262,983 prior to the application of reinsurance. After the application of reinsurance, the permitted practice increased net income for the year ended December 31, 2025 by $8,112 and had no impact on the Company’s capital and surplus.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
A reconciliation of the Company’s net income and surplus between practices prescribed or permitted by the Iowa Department and NAIC Statutory Accounting Practices (NAIC SAP) is shown below:

	Years Ended December 31,
	2025	2024	2023

Net income (loss), Iowa basis	$1,091,573	$949,491	$(78,803)
Iowa prescribed practice:
Derivative instruments Bulletin 06-01	(17,652)	1,609	(9,233)
Derivative instruments IAC 191-97	81,558	52,527	(207,841)
2015 Mortality IAC 191-43.3(5)	(716)	645	(24)
Iowa permitted practice:
AAA measurement	(8,112)	—	—
Net income (loss), NAIC statutory accounting practices	$1,146,651	$1,004,272	$(295,901)

Surplus, Iowa basis	$4,121,784	$3,899,057	$3,305,601
Iowa prescribed practice:
Derivative instruments IAC 191-97	52,276	(37,596)	2,174
2015 Mortality IAC 191-43.3(5)	(6,773)	(6,058)	(6,703)
Surplus, NAIC statutory accounting practices	$4,167,287	$3,855,403	$3,301,072

The Company owns all of the outstanding capital stock of Athene Re IV, a special purpose financial captive life insurance company domiciled in the State of Vermont. Athene Re IV, with the explicit permission of the Commissioner of the Vermont Department of Financial Regulation of the State of Vermont, has included as an admitted asset a letter of credit serving as collateral for reinsurance credit taken by the Company in connection with reinsurance agreements entered into between Athene Re IV and the Company. Under NAIC SAP, the letter of credit would not otherwise be treated as an admitted asset.
There is no difference in Athene Re IV's net income between NAIC statutory accounting practices and practices prescribed or permitted by the Vermont Department for the year ended December 31, 2025, 2024 or 2023.

A reconciliation of Athene Re IV’s surplus between practices prescribed and permitted by the State of Vermont and NAIC SAP is shown below:

	Years Ended December 31,
	2025	2024	2023

Surplus, Vermont basis	$41,517	$42,097	$42,815
Vermont permitted practice:
Letter of credit	(76,004)	(86,109)	(96,314)
Surplus, NAIC statutory accounting practices	$(34,487)	$(44,012)	$(53,499)
If Athene Re IV had not been permitted to include the letter of credit in surplus, its risk-based capital would have been below Mandatory Control Level.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
The Company carries its investment in Athene Re IV at Athene Re IV’s capital and surplus of $41,517. If Athene Re IV had not been permitted to include the letter of credit in surplus, Athene Re IV’s capital and surplus would be negative and the Company would have carried its investment in Athene Re IV at $0.

3.    Correction of Prior Period Errors

During 2025, the Company discovered an error which resulted in a $9,252 understatement of asset valuation reserve (AVR) and a corresponding overstatement of surplus in the prior period financial statements. The Company also discovered an error in 2025 which resulted in a $64,047 understatement of annuity contract reserve liabilities and a $51,238 understatement of reserves ceded under modco reinsurance, resulting in a $12,809 overstatement of surplus in the prior period financial statements. In accordance with SSAP No. 3, Accounting Changes and Correction of Errors, these corrections were recorded directly to surplus.

Also during 2025, the Company discovered an error which resulted in a $13,428 overstatement of commissions and expense allowances on reinsurance ceded in the separate account prior period financial statements. In accordance with SSAP No. 3, the correction was recorded directly to surplus in the separate account and is included within the other changes in surplus in separate accounts statement line of the statements of changes in capital and surplus in these financial statements.

The net impact of these 2025 corrections decreased surplus on the general account by a total of $35,490, representing 0.9% of ending capital and surplus as of both December 31, 2025 and 2024.

During 2024, the Company discovered an error which resulted in a $59,214 understatement of commissions and expense allowances on reinsurance ceded and a $12,435 understatement of federal income tax payable in the prior period financial statements. In accordance with SSAP No. 3, these corrections were recorded directly to surplus.

The Company also discovered an error in 2024 in the tax reserves which resulted in a $54,361 understatement of federal income tax payable, and a $3,569 understatement of net deferred income tax asset in the prior period financial statements. In accordance with SSAP No. 3, the federal income tax expense correction was recorded directly to surplus.

The net impact of both of these 2024 corrections decreased surplus by a total of $4,013, representing 0.1% of ending capital and surplus as of both December 31, 2024 and 2023.

During 2023, the Company discovered an error in the tax reserves which resulted in a $70,481 understatement of federal income tax payable and a $12,556 understatement of admitted net deferred income tax asset in the prior period financial statements. In accordance with SSAP No. 3, the current tax expense correction was recorded directly to surplus. The net impact of the corrections decreased surplus by $57,925, representing 1.8% of ending capital and surplus as of December 31, 2023.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
4.    Investments

The carrying value and estimated fair value of investments principally held at amortized cost are summarized as follows:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
December 31, 2025
Issuer credit obligations
U.S. government obligations	$14,783,433	$109,352	$643,540	$14,249,245
Non-U.S. sovereign jurisdiction securities	640,533	7,857	122,104	526,286
Municipal bonds - general obligations (direct & guaranteed)	34,712	338	1,411	33,639
Municipal bonds - special revenue	343,244	8,216	35,412	316,048
Project finance bonds issued by operating entities	5,634,436	35,111	30,927	5,638,620
Corporate bonds	40,883,031	553,167	2,430,824	39,005,374
Mandatory convertible bonds	20,659	6,884	—	27,543
Single entity backed obligations	8,711,535	271,125	268,271	8,714,389
Bonds issued by funds representing operating entities	11,834,873	167,409	135,970	11,866,312
Bank loans - issued	1,058,120	4,232	940	1,061,412
Bank loans - acquired	1,443,904	1,127	12,299	1,432,732
Total issuer credit obligations	85,388,480	1,164,818	3,681,698	82,871,600
Asset-backed securities
Financial asset-backed securities - self-liquidating	58,721,405	513,341	744,039	58,490,707
Financial asset-backed securities - not self-liquidating	10,088,798	636	34,650	10,054,784
Non-financial asset-backed securities	4,653,712	49,799	63,090	4,640,421
Total asset-backed securities	73,463,915	563,776	841,779	73,185,912
Total bonds	$158,852,395	$1,728,594	$4,523,477	$156,057,512
Short-term investments	$18,569	$13	$—	$18,581
Cash equivalents	$7,283,525	$—	$—	$7,283,525

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Gross	Gross
	Carrying	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
December 31, 2024
Bonds
U.S. governments	$5,691,898	$7,834	$723,050	$4,976,682
All other governments	534,630	11	148,354	386,287
U.S. states, territories and possessions, etc. guaranteed	26,984	—	2,842	24,143
U.S. political subdivisions of states, territories, and possessions, guaranteed	36,508	84	703	35,888
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,245,585	27,818	51,540	1,221,863
Industrial and miscellaneous	92,650,264	778,284	4,605,296	88,823,251
Hybrid securities	300,009	9,195	3,090	306,115
Parent, subsidiaries and affiliates	29,239,015	111,592	454,347	28,896,260
Unaffiliated bank loans	1,237,549	4,437	27,333	1,214,653
Total bonds	$130,962,442	$939,255	$6,016,555	$125,885,142
Short-term investments	$1,017,411	$530	$74	$1,017,867
Cash equivalents	$6,831,570	$119	$—	$6,831,688

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2025, by contractual maturity, is as follows:

	Carrying
	Value	Fair Value
Due in one year or less	$1,548,741	$1,547,325
Due after one year through five years	19,176,805	19,380,243
Due after five years through ten years	16,049,469	15,930,852
Due after ten years	48,613,466	46,013,180
Asset-backed securities	73,463,914	73,185,912
Total	$158,852,395	$156,057,512

The actual maturities may differ from the contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
The following tables show unrecognized gross unrealized losses and fair value for investments which other-than-temporary declines in value have not been recognized in the current period, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position:

	Less than		Twelve Months
	Twelve Months		or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2025
Issuer credit obligations
U.S. government obligations	$5,642,735	$88,171	$2,137,107	$555,369	$7,779,842	$643,540
Non-U.S. sovereign jurisdiction securities	11,224	103	354,176	122,001	365,400	122,104
Municipal bonds - general obligations (direct & guaranteed)	344	—	8,184	1,411	8,528	1,411
Municipal bonds - special revenue	2,509	56	196,781	35,356	199,290	35,412
Project finance bonds issued by operating entities	2,015,564	12,561	103,305	18,366	2,118,869	30,927
Corporate bonds	6,497,315	112,087	14,050,543	2,318,737	20,547,858	2,430,824
Single entity backed obligations	120,994	655	2,625,955	267,616	2,746,949	268,271
Bonds issued by funds representing operating entities	464,869	2,765	1,244,623	133,205	1,709,492	135,970
Bank loans - issued	462,228	614	43,133	326	505,361	940
Bank loans - acquired	394,736	3,353	364,049	8,946	758,785	12,299
Total issuer credit obligations	15,612,518	220,365	21,127,856	3,461,333	36,740,374	3,681,698
Asset-backed securities
Financial asset-backed securities - self-liquidating	18,315,119	178,848	7,763,652	565,191	26,078,771	744,039
Financial asset-backed securities - not self-liquidating	2,773,766	30,046	627,056	4,604	3,400,822	34,650
Non-financial asset-backed securities	275,048	1,685	1,258,208	61,405	1,533,256	63,090
Total asset-backed securities	21,363,933	210,579	9,648,916	631,200	31,012,849	841,779
Total bonds	$36,976,451	$430,944	$30,776,772	$4,092,533	$67,753,223	$4,523,477
Preferred stocks	$—	$—	$709,957	$398	$709,957	$398
Debt securities that do not qualify as bonds	$733,012	$31,747	$—	$—	$733,012	$31,747
Total	$37,709,463	$462,691	$31,486,729	$4,092,931	$69,196,192	$4,555,622

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

	Less than		Twelve Months
	Twelve Months		or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
December 31, 2024
Bonds
U.S. governments	$2,709,698	$110,760	$1,629,049	$612,290	$4,338,747	$723,050
All other governments	52,041	4,528	333,542	143,826	385,583	148,354
U.S. states, territories and possessions, etc. guaranteed	—	—	24,143	2,842	24,143	2,842
U.S. political subdivisions of states, territories, and possessions, guaranteed	23,595	284	3,210	419	26,805	703
U.S. special revenue and special assessment obligations, etc. non-guaranteed	455,333	12,486	187,382	39,054	642,715	51,540
Industrial and miscellaneous	19,320,939	494,895	26,731,924	4,110,401	46,052,863	4,605,296
Hybrid securities	12,071	49	33,384	3,041	45,455	3,090
Parent, subsidiaries, and affiliates	10,345,774	142,588	4,098,655	311,759	14,444,429	454,347
Unaffiliated bank loans	371,017	660	203,298	26,673	574,315	27,333
Total bonds	$33,290,468	$766,250	$33,244,587	$5,250,305	$66,535,055	$6,016,555
Preferred stocks	$64,995	$1	$709,950	$405	$774,945	$406
Short-term investments	$116,275	$74	$—	$—	$116,275	$74
Total	$33,471,738	$766,325	$33,954,537	$5,250,710	$67,426,275	$6,017,035

Included in the above tables are 4,346 securities from 2,038 issuers at December 31, 2025 and 5,187 securities from 2,166 issuers at December 31, 2024. The unrealized losses on corporate securities come primarily from the Consumer Non-cyclical, Electric, Energy, Consumer Cyclical, and Communications sectors. The unrealized losses are primarily attributable to changes in market interest rates since acquisition. Unrealized losses were not recognized in income as the Company intends to hold these securities and it is not more likely than not that the Company will be required to sell a security before the recovery of its amortized cost.

The following table shows unrecognized gross unrealized losses and fair value on asset-backed securities and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2024. These asset-backed securities were included within the bonds lines of the above table for 2024.

	Less than		Twelve Months
	Twelve Months		or More		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
Asset-backed securities	$16,658,621	$261,954	$12,560,446	$1,172,029	$29,219,067	$1,433,983

The evaluation of OTTI for the Company’s investments considered the factors discussed in Note 1.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
The Company recognized OTTI on asset-backed securities due to the intent to sell or inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis as follows:

	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2025	2024	2023
Amortized cost basis prior to OTTI	$1,766	$—	$31,140
Less: OTTI recognized	224	—	3,400
Fair value and amortized cost after OTTI	$1,542	$—	$27,740

OTTI was recognized on the following asset-backed securities in 2025 due to the present value of the cash flows expected to be collected being less than the amortized cost basis:

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
05532VBB2	3/31/2025	$352	$7	$193	$345
05543DBQ6	3/31/2025	4,323	46	4,109	4,277
05952FAG8	3/31/2025	1,828	25	1,654	1,803
12668AQ24	3/31/2025	3,088	28	3,060	3,060
12668BMY6	3/31/2025	1,430	2	1,346	1,428
126694G93	3/31/2025	552	25	506	527
126694JH2	3/31/2025	153	4	98	149
362334MH4	3/31/2025	1,355	1	1,319	1,354
362341FN4	3/31/2025	1,526	54	1,455	1,472
38375UFL9	3/31/2025	142	4	100	138
38375UPB0	3/31/2025	313	11	223	302
38375UTQ3	3/31/2025	164	—	112	164
38375UUT5	3/31/2025	780	78	516	702
38376R2Y1	3/31/2025	1,139	6	791	1,133
38376RAR7	3/31/2025	406	3	273	403
38376RBL9	3/31/2025	106	3	73	103
38376RHQ2	3/31/2025	207	4	147	203
38376RQH2	3/31/2025	597	22	427	575
38376RWU6	3/31/2025	932	1	629	931
38380LC92	3/31/2025	174	1	116	173
41161PVJ9	3/31/2025	5,413	36	5,022	5,377
466247JW4	3/31/2025	2,445	13	2,346	2,432
466247UG6	3/31/2025	459	80	373	379
46630KAC0	3/31/2025	1,842	11	1,718	1,831
62951MAY6	3/31/2025	2,613	18	2,365	2,595
761118QM3	3/31/2025	6,572	234	6,104	6,338
86361XAA7	3/31/2025	7,451	354	7,089	7,097
91863*AB1	3/31/2025	14,458	5,689	2,828	8,769
G0445QAA6	3/31/2025	1,440	32	1,420	1,408
00212JBN1	6/30/2025	9,543	42	8,891	9,501
05533WBF0	6/30/2025	3,651	1	3,347	3,650
05952FAG8	6/30/2025	1,769	23	1,644	1,746
05952FAL7	6/30/2025	826	9	772	817

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
12489WGD0	6/30/2025	925	42	882	883
12667F5W1	6/30/2025	1,709	11	1,693	1,698
12667GDA8	6/30/2025	3,374	17	3,326	3,357
12668BTG8	6/30/2025	353	9	335	344
225458Y28	6/30/2025	149	1	134	148
251510HW6	6/30/2025	300	1	283	299
36185MBJ0	6/30/2025	4,722	11	4,579	4,711
36185NQ94	6/30/2025	99	3	68	96
3622MWAS2	6/30/2025	363	2	351	361
3622N6AA7	6/30/2025	1,406	4	1,247	1,402
362341WZ8	6/30/2025	50	3	47	47
38375BMU3	6/30/2025	106	6	84	100
38375UEE6	6/30/2025	248	3	164	245
38375ULF5	6/30/2025	475	25	320	450
38375UQG8	6/30/2025	525	23	363	502
38375UTQ3	6/30/2025	132	3	91	129
38375UXF2	6/30/2025	134	2	109	132
38376R2Y1	6/30/2025	1,002	50	708	952
38376R5B8	6/30/2025	294	10	195	284
38376RAR7	6/30/2025	353	1	238	352
38376RHQ2	6/30/2025	171	5	115	166
38376RSY3	6/30/2025	382	20	256	362
38376RWU6	6/30/2025	866	57	565	809
38376RWW2	6/30/2025	619	10	424	609
38378U8F7	6/30/2025	272	10	171	262
41161PVJ9	6/30/2025	5,258	35	4,950	5,223
41164LAB5	6/30/2025	789	4	767	785
45660L4W6	6/30/2025	2,783	11	2,772	2,772
45661EGH1	6/30/2025	815	2	744	813
466247UG6	6/30/2025	415	43	372	372
55275BAA5	6/30/2025	1,229	2	1,213	1,227
59025GAA9	6/30/2025	522	1	518	521
59025QAC3	6/30/2025	323	18	229	305
61748HVH1	6/30/2025	684	11	659	673
61748JAE7	6/30/2025	907	27	874	880
61749WAT4	6/30/2025	365	1	344	364
61755GAM5	6/30/2025	166	—	138	166
61755GBF9	6/30/2025	1,218	—	1,027	1,218
61915YAE1	6/30/2025	2,130	44	2,076	2,086
62951MAY6	6/30/2025	2,529	17	2,315	2,512
62951MAZ3	6/30/2025	800	11	765	789
649603AP2	6/30/2025	212	7	196	205
65536XAN3	6/30/2025	678	9	568	669
68403KAD7	6/30/2025	236	1	232	235
75114HAD9	6/30/2025	12,555	550	11,863	12,005
761118EN4	6/30/2025	191	—	183	191
863579RT7	6/30/2025	1,114	3	1,110	1,111
86359DRS8	6/30/2025	4,175	19	4,156	4,156

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
86361XAA7	6/30/2025	7,160	158	7,001	7,002
872227AE3	6/30/2025	1,129	3	1,126	1,126
91863*AA3	6/30/2025	85,089	30,495	37,449	54,594
91863*AB1	6/30/2025	7,907	7,790	117	117
949789AA9	6/30/2025	1,033	7	1,018	1,026
94986KAA4	6/30/2025	443	5	431	438
G0445QAA6	6/30/2025	1,448	12	507	1,436
05532VBB2	9/30/2025	208	29	105	179
12667GDA8	9/30/2025	3,324	36	3,288	3,288
12668BZB2	9/30/2025	2,200	69	2,130	2,131
126694G93	9/30/2025	466	21	434	445
32051GYL3	9/30/2025	816	22	770	794
36185MBJ0	9/30/2025	4,687	327	4,201	4,360
36185MEV0	9/30/2025	4,047	5	3,308	4,042
362334MH4	9/30/2025	2,582	20	2,462	2,562
38375BKM3	9/30/2025	200	8	133	192
38375UBG4	9/30/2025	164	7	124	157
38375UEE6	9/30/2025	218	14	156	204
38375UFL9	9/30/2025	114	5	92	109
38375UQG8	9/30/2025	461	25	311	436
38375UTN0	9/30/2025	365	51	213	314
38375UXA3	9/30/2025	171	3	119	168
38375UZG8	9/30/2025	215	—	148	215
38375UZL7	9/30/2025	120	5	89	115
38376R3Q7	9/30/2025	252	—	173	252
38376R5B8	9/30/2025	248	2	168	246
38376RAR7	9/30/2025	327	2	221	325
38376RDA1	9/30/2025	402	1	266	401
38376RDN3	9/30/2025	670	31	463	639
38376RFS0	9/30/2025	521	7	372	514
38376RJQ0	9/30/2025	409	1	295	408
38376RMF0	9/30/2025	248	15	227	233
38376RQH2	9/30/2025	413	9	308	404
38376RSY3	9/30/2025	326	22	221	304
38376RT55	9/30/2025	182	8	116	174
38376RWU6	9/30/2025	711	11	499	700
38376RWW2	9/30/2025	543	26	366	517
38376RZ66	9/30/2025	225	15	141	210
38378U8F7	9/30/2025	242	17	139	225
38380LC92	9/30/2025	138	4	89	134
41164LAB5	9/30/2025	772	14	754	758
45660L4E6	9/30/2025	1,377	10	1,153	1,367
45660LMX4	9/30/2025	4,869	128	4,741	4,741
45668LAA9	9/30/2025	2,886	33	2,453	2,853
46628TAD3	9/30/2025	7,591	67	7,524	7,524
46628TAE1	9/30/2025	8,031	52	7,979	7,979
59025QAC3	9/30/2025	351	53	210	298
61748HYQ8	9/30/2025	7,487	190	7,297	7,297

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
61748JAE7	9/30/2025	857	7	850	850
61766LAE9	9/30/2025	2,381	36	1,219	2,345
62951MAY6	9/30/2025	2,456	17	2,255	2,439
761118QM3	9/30/2025	6,094	69	5,749	6,025
78473WAC7	9/30/2025	969	19	934	950
87244BAA6	9/30/2025	6,618	1,808	4,382	4,810
91863*AA3	9/30/2025	53,810	17,285	25,147	36,525
91863*AB1	9/30/2025	79	31	48	48
408203AL1	9/30/2025	101,287	16,043	45,970	85,244
BAN0VUVR8	9/30/2025	7,044	985	4,549	6,059
004421YB3	12/31/2025	415	94	321	321
05532VBB2	12/31/2025	173	35	106	138
05533WBF0	12/31/2025	3,507	33	3,220	3,474
073881AD6	12/31/2025	3,395	28	3,257	3,367
1248MBAF2	12/31/2025	8,364	106	7,375	8,258
12639MFA8	12/31/2025	1,293	19	1,274	1,274
12645VAC1	12/31/2025	2,048	52	1,773	1,996
12669GK67	12/31/2025	450	23	389	427
16165LAF7	12/31/2025	18,967	105	16,457	18,862
32051GYL3	12/31/2025	765	24	741	741
36185MEV0	12/31/2025	3,991	24	3,270	3,967
362341LL1	12/31/2025	1,771	21	1,734	1,750
362341WE5	12/31/2025	501	38	435	463
38375ULF5	12/31/2025	382	56	228	326
38375UPB0	12/31/2025	186	22	119	164
38375UQG8	12/31/2025	390	32	281	358
38375UQJ2	12/31/2025	129	15	78	114
38375UTN0	12/31/2025	276	35	180	241
38375UUT5	12/31/2025	364	3	256	361
38376RFS0	12/31/2025	440	8	324	432
38376RHQ2	12/31/2025	120	1	81	119
38376RSY3	12/31/2025	270	16	194	254
38376RTF3	12/31/2025	173	3	115	170
38376RVB9	12/31/2025	255	2	170	253
38378U8F7	12/31/2025	214	29	119	185
41161PTN3	12/31/2025	489	7	474	482
41164LAB5	12/31/2025	11,785	143	11,642	11,642
45660L4E6	12/31/2025	1,352	24	1,132	1,328
45660LT25	12/31/2025	845	40	691	805
466247JW4	12/31/2025	2,346	19	2,255	2,327
59025QAC3	12/31/2025	336	139	188	197
61748HQW4	12/31/2025	5,388	160	5,122	5,228
61748HUF6	12/31/2025	6,667	83	6,584	6,584
61748HYQ8	12/31/2025	6,972	94	6,879	6,878
61756XAG0	12/31/2025	5,011	24	4,469	4,987
61915YAE1	12/31/2025	2,106	70	2,004	2,036
62951MAY6	12/31/2025	4,245	38	4,013	4,207
62951MAZ3	12/31/2025	742	24	704	718

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
65536XAN3	12/31/2025	660	89	571	571
749691C41	12/31/2025	2,321	82	2,238	2,239
749691F71	12/31/2025	2,472	70	2,402	2,402
761118DN5	12/31/2025	1,184	16	1,136	1,168
761118QM3	12/31/2025	5,833	279	5,554	5,554
76114BAB4	12/31/2025	1,725	9	1,548	1,716
81743QAG9	12/31/2025	1,177	24	1,153	1,153
81743QAJ3	12/31/2025	3,440	3	3,310	3,437
86358LAA8	12/31/2025	187	45	141	142
86361PAN6	12/31/2025	3,693	67	3,617	3,626
86361XAA7	12/31/2025	7,027	376	6,651	6,651
878048AL1	12/31/2025	626	105	484	521
881561F33	12/31/2025	1,275	44	1,211	1,231
91863*AA3	12/31/2025	36,414	16,817	14,531	19,597
91863*AB1	12/31/2025	39	38	44	1
95000TBA3	12/31/2025	2,337	580	1,758	1,757
G0445QAA6	12/31/2025	1,267	725	543	542
			$105,205

OTTI was recognized on the following asset-backed securities in 2024 due to the present value of the cash flows expected to be collected being less than the amortized cost basis:

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
05529DAA0	3/31/2024	$5,943	$43	$5,901	$5,900
07386HUL3	3/31/2024	734	108	626	626
12543WAA6	3/31/2024	1,215	28	1,059	1,187
12566QAE3	3/31/2024	414	24	384	390
12566QAG8	3/31/2024	388	23	361	366
12566RAD3	3/31/2024	1,260	106	1,154	1,154
12566WAM2	3/31/2024	227	38	189	189
12641TAS5	3/31/2024	4,459	382	3,983	4,077
12641TCC8	3/31/2024	3,042	142	2,521	2,900
12668A5X9	3/31/2024	4,938	81	4,768	4,857
16165TAH6	3/31/2024	1,073	259	814	814
17307GY51	3/31/2024	4,581	73	4,509	4,508
17309KAK3	3/31/2024	3,057	82	2,975	2,975
17309VAA1	3/31/2024	1,072	56	970	1,016
173105AH0	3/31/2024	815	42	758	773
36185MBJ0	3/31/2024	5,075	212	4,757	4,863
36185MEV0	3/31/2024	4,476	8	3,538	4,468
38375ULF5	3/31/2024	904	2	628	902
38375UQG8	3/31/2024	995	30	654	965
38375UTN0	3/31/2024	716	30	502	686
38375UWN6	3/31/2024	798	22	543	776
38375UWQ9	3/31/2024	1,138	73	747	1,065
38375UXF2	3/31/2024	213	4	179	209

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
38375UZL7	3/31/2024	166	1	115	165
38376R2Y1	3/31/2024	1,857	5	1,196	1,852
38376RAA4	3/31/2024	1,443	90	919	1,353
38376RDS2	3/31/2024	1,416	28	1,025	1,388
38376RHQ2	3/31/2024	292	7	206	285
38376RK88	3/31/2024	443	21	297	422
38376RLK0	3/31/2024	1,123	23	795	1,100
38376RLS3	3/31/2024	239	6	165	233
38376RMF0	3/31/2024	758	222	536	536
38376RNG7	3/31/2024	296	5	207	291
38376RNN2	3/31/2024	512	8	346	504
38376RNY8	3/31/2024	942	25	634	917
38376RQF6	3/31/2024	1,991	30	1,398	1,961
38376RQH2	3/31/2024	1,068	19	739	1,049
38376RRP3	3/31/2024	1,043	2	716	1,041
38376RSA5	3/31/2024	1,165	2	750	1,163
38376RTF3	3/31/2024	478	19	310	459
38376RWU6	3/31/2024	1,440	28	972	1,412
38376RZ66	3/31/2024	464	21	296	443
38380LC92	3/31/2024	281	10	171	271
45660L4E6	3/31/2024	1,505	4	1,252	1,501
61761PAG0	3/31/2024	3,293	16	2,993	3,277
65540AAB3	3/31/2024	5,376	25	5,086	5,351
86361XAA7	3/31/2024	7,013	156	6,849	6,857
872227AE3	3/31/2024	2,267	58	1,894	2,209
87222PAB9	3/31/2024	2,579	67	2,495	2,512
91863*AB1	3/31/2024	28,697	511	17,995	28,186
026933AA9	6/30/2024	3,824	327	3,416	3,497
05490AAG8	6/30/2024	8,845	8,845	—	—
12667GDA8	6/30/2024	3,975	16	3,827	3,959
16678RFC6	6/30/2024	2,417	288	1,810	2,129
251510GR8	6/30/2024	963	153	809	810
251510LF8	6/30/2024	664	22	642	642
38375BKW1	6/30/2024	106	38	50	68
38375BQY1	6/30/2024	111	29	66	82
38375UFR6	6/30/2024	222	24	126	198
38375ULF5	6/30/2024	818	25	554	793
38375UMZ0	6/30/2024	424	31	282	393
38375UPY0	6/30/2024	1,170	37	858	1,133
38375UUT5	6/30/2024	1,169	35	824	1,134
38375UXF2	6/30/2024	197	3	168	194
38375UZG8	6/30/2024	421	13	296	408
38376R2Y1	6/30/2024	1,708	93	1,079	1,615
38376R3Q7	6/30/2024	451	12	312	439
38376R5B8	6/30/2024	483	38	295	445
38376RAR7	6/30/2024	544	42	344	502
38376RBN5	6/30/2024	504	30	348	474
38376RDA1	6/30/2024	762	55	480	707

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
38376RDN3	6/30/2024	1,395	76	995	1,319
38376RDS2	6/30/2024	1,197	13	893	1,184
38376RDZ6	6/30/2024	501	6	354	495
38376RFS0	6/30/2024	1,007	21	713	986
38376RJQ0	6/30/2024	934	39	662	895
38376RLK0	6/30/2024	943	34	669	909
38376RLS3	6/30/2024	220	6	161	214
38376RN51	6/30/2024	320	34	217	286
38376RNN2	6/30/2024	435	8	298	427
38376RRC2	6/30/2024	1,281	58	854	1,223
38376RRP3	6/30/2024	917	10	625	907
38376RSA5	6/30/2024	1,067	60	681	1,007
38376RSY3	6/30/2024	616	19	420	597
38376RT55	6/30/2024	336	15	221	321
38376RUM6	6/30/2024	1,339	51	915	1,288
38376RWW2	6/30/2024	1,095	47	719	1,048
38378U8F7	6/30/2024	510	27	338	483
38380LC92	6/30/2024	241	3	152	238
466247UG6	6/30/2024	438	63	375	375
46631JAA6	6/30/2024	3,557	16	2,885	3,541
61748HQW4	6/30/2024	6,648	169	6,008	6,479
61749LAF8	6/30/2024	670	111	556	559
61762UCH4	6/30/2024	6,774	77	6,480	6,697
75114NAA2	6/30/2024	7,049	13	7,036	7,036
75114NAC8	6/30/2024	3,744	18	3,726	3,726
751150AA1	6/30/2024	13,092	796	11,721	12,296
91863*AB1	6/30/2024	28,259	6,974	14,297	21,285
95000TBC9	6/30/2024	655	109	438	546
BAN0VUVR8	6/30/2024	13,880	4,686	7,480	9,194
BAN0VUVS6	6/30/2024	5,803	3,235	2,184	2,568
02147UAA1	9/30/2024	978	19	942	959
05531XAG9	9/30/2024	4,014	38	3,338	3,976
05532GAF7	9/30/2024	2,164	9	2,140	2,155
07386HUL3	9/30/2024	920	81	839	839
12641TAS5	9/30/2024	3,901	50	3,851	3,851
12641TCC8	9/30/2024	2,802	177	2,456	2,625
126694MU9	9/30/2024	1,491	12	1,232	1,479
16678RFC6	9/30/2024	2,308	243	1,847	2,065
17324KAA6	9/30/2024	4,146	845	3,301	3,301
362611BR5	9/30/2024	1,237	7	1,175	1,230
38375B3G5	9/30/2024	290	2	223	288
38375BGQ9	9/30/2024	106	12	76	94
38376RAR7	9/30/2024	499	7	359	492
38376RBL9	9/30/2024	157	6	111	151
38376RBZ8	9/30/2024	130	23	104	107
38376RWU6	9/30/2024	1,248	55	845	1,193
38377EX74	9/30/2024	95	16	78	79
41161PK44	9/30/2024	4,382	42	4,034	4,340

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
466247QP1	9/30/2024	1,587	1	1,519	1,586
466247UG6	9/30/2024	407	23	385	384
46631JAA6	9/30/2024	3,523	17	2,978	3,506
46631NAT6	9/30/2024	2,456	88	2,329	2,368
61748HWT4	9/30/2024	1,753	28	1,621	1,725
61763GEQ2	9/30/2024	14,307	69	13,754	14,238
81744LAN4	9/30/2024	1,409	4	1,304	1,405
86212VAE4	9/30/2024	16,640	25	16,116	16,615
86361XAA7	9/30/2024	7,665	217	7,448	7,448
87244BAA6	9/30/2024	9,579	3,173	3,815	6,406
91863*AB1	9/30/2024	21,315	5,933	9,992	15,382
93935HAJ6	9/30/2024	2,492	6	2,307	2,486
G0445QAA6	9/30/2024	3,470	869	2,056	2,601
00192JAE6	12/31/2024	1,640	15	1,570	1,625
00442BAD3	12/31/2024	1,190	25	1,123	1,165
00442BAE1	12/31/2024	2,700	56	2,592	2,644
00443KAD2	12/31/2024	2,046	97	1,945	1,949
00443LAA6	12/31/2024	1,008	14	977	994
007036PG5	12/31/2024	462	32	406	430
026933AA9	12/31/2024	3,437	346	3,092	3,091
05532VBB2	12/31/2024	449	83	230	366
05952FAG8	12/31/2024	1,867	9	1,679	1,858
07400NAH3	12/31/2024	118	44	13	74
12464YAA7	12/31/2024	1,661	28	1,567	1,633
12464YAB5	12/31/2024	1,338	23	1,275	1,315
12465MAA2	12/31/2024	1,039	22	959	1,017
12667F5W1	12/31/2024	1,844	40	1,803	1,804
12667GDA8	12/31/2024	3,602	11	3,591	3,591
126694JG4	12/31/2024	1,951	15	1,896	1,936
16678RFC6	12/31/2024	2,104	191	1,885	1,913
17324KAC2	12/31/2024	1,181	644	537	537
32051GYL3	12/31/2024	898	15	883	883
36185MBJ0	12/31/2024	4,840	36	4,641	4,804
36245RAA7	12/31/2024	1,454	42	1,369	1,412
36245RAB5	12/31/2024	845	23	787	822
38375B3G5	12/31/2024	266	5	188	261
38375BGQ9	12/31/2024	99	36	62	63
38375BKM3	12/31/2024	258	4	202	254
38375BLM2	12/31/2024	104	35	69	69
38375BSB9	12/31/2024	107	39	67	68
38375UEE6	12/31/2024	349	21	194	328
38375UFR6	12/31/2024	168	5	107	163
38375ULD0	12/31/2024	102	29	73	73
38375UQG8	12/31/2024	692	7	452	685
38375UQJ2	12/31/2024	218	20	159	198
38375UQL7	12/31/2024	109	41	67	68
38375UTN0	12/31/2024	484	14	334	470
38375UTQ3	12/31/2024	202	8	137	194

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
38375UWN6	12/31/2024	546	12	372	534
38375UXA3	12/31/2024	255	3	183	252
38375UZL7	12/31/2024	113	—	80	113
38376R2Y1	12/31/2024	1,287	4	874	1,283
38376R3Q7	12/31/2024	354	3	257	351
38376R5B8	12/31/2024	376	10	241	366
38376R5Z5	12/31/2024	194	11	124	183
38376RAA4	12/31/2024	1,192	100	784	1,092
38376RAR7	12/31/2024	453	16	311	437
38376RBL9	12/31/2024	128	1	87	127
38376RBZ8	12/31/2024	101	17	84	84
38376RDS2	12/31/2024	842	10	612	832
38376RDZ6	12/31/2024	377	3	264	374
38376RFT8	12/31/2024	646	6	469	640
38376RJD9	12/31/2024	87	6	81	81
38376RK88	12/31/2024	303	1	217	302
38376RLH7	12/31/2024	289	7	215	282
38376RNG7	12/31/2024	186	2	132	184
38376RNN2	12/31/2024	333	1	232	332
38376RNQ5	12/31/2024	131	2	92	129
38376RNY8	12/31/2024	619	2	429	617
38376RQF6	12/31/2024	1,292	5	922	1,287
38376RQH2	12/31/2024	678	10	497	668
38376RRC2	12/31/2024	969	20	662	949
38376RSY3	12/31/2024	501	18	336	483
38376RT55	12/31/2024	258	6	176	252
38376RTF3	12/31/2024	327	22	207	305
38376RVB9	12/31/2024	412	15	278	397
38376RW36	12/31/2024	103	31	72	72
38376RWU6	12/31/2024	1,049	12	703	1,037
38376RWW2	12/31/2024	849	1	578	848
38376RZ66	12/31/2024	309	3	208	306
38377EX74	12/31/2024	76	12	64	64
38380LC92	12/31/2024	199	4	128	195
41161PTN3	12/31/2024	1,535	7	1,444	1,528
41161PVJ9	12/31/2024	5,639	60	5,167	5,579
41164LAB5	12/31/2024	830	5	793	825
43709XAE1	12/31/2024	5,045	91	4,818	4,954
466309AC5	12/31/2024	605	51	554	554
46631JAA6	12/31/2024	3,441	14	2,832	3,427
59024FAE4	12/31/2024	1,114	61	1,053	1,053
59025QAC3	12/31/2024	369	111	258	258
61755GBF9	12/31/2024	1,282	3	1,046	1,279
61762UCH4	12/31/2024	6,502	147	6,355	6,355
61766LAG4	12/31/2024	2,121	1,455	666	666
61766LAQ2	12/31/2024	1,224	926	298	298
61915YAE1	12/31/2024	2,224	113	2,102	2,111
62951MAY6	12/31/2024	2,674	17	2,415	2,657

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
75114HAD9	12/31/2024	12,539	246	12,293	12,293
761118DN5	12/31/2024	1,355	30	1,280	1,325
761118QM3	12/31/2024	6,712	61	6,481	6,651
872227AE3	12/31/2024	2,122	318	1,800	1,804
91863*AB1	12/31/2024	16,427	2,215	8,770	14,212
BAN0VUVR8	12/31/2024	8,868	643	7,253	8,225
BAN0VUVS6	12/31/2024	2,320	30	1,981	2,290
G0445QAA6	12/31/2024	2,251	842	1,408	1,409
			$52,221

OTTI was recognized on the following asset-backed securities in 2023 due to the present value of the cash flows expected to be collected being less than the amortized cost basis:

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
00192JAD8	3/31/2023	$1,536	$129	$1,392	$1,407
05952HAD1	3/31/2023	1,527	12	1,443	1,515
1248MBAF2	3/31/2023	9,869	62	8,539	9,807
12639MFA8	3/31/2023	788	18	691	770
12641TAS5	3/31/2023	4,943	65	4,363	4,878
12668BMY6	3/31/2023	1,812	5	1,612	1,806
126694K31	3/31/2023	383	7	329	376
17322JAB9	3/31/2023	1,435	13	1,422	1,422
61748HQW4	3/31/2023	7,771	104	7,338	7,667
61755GBF9	3/31/2023	1,504	3	1,197	1,501
65540AAB3	3/31/2023	6,065	2	5,649	6,063
74958TAB9	3/31/2023	2,035	6	1,932	2,029
76114BAB4	3/31/2023	1,995	9	1,747	1,986
863579JH2	3/31/2023	929	35	873	895
00212JBN1	3/31/2023	23,384	6	21,371	23,378
02151HAC9	3/31/2023	1,848	3	1,837	1,846
05543DBQ6	3/31/2023	4,914	4	4,739	4,909
05952FAG8	3/31/2023	2,049	25	1,906	2,025
05956DAD6	3/31/2023	1,334	25	1,309	1,309
073881AD6	3/31/2023	3,974	30	3,348	3,944
07388DAC2	3/31/2023	3,784	17	3,728	3,766
12642LBS0	3/31/2023	1,186	2	1,114	1,183
12645VAC1	3/31/2023	3,183	69	2,890	3,113
12646AAY8	3/31/2023	6,224	29	6,183	6,195
12646NAL8	3/31/2023	662	14	610	648
12667GMA8	3/31/2023	1,513	21	1,359	1,492
12668BCL5	3/31/2023	2,478	8	2,462	2,470
16165TAZ6	3/31/2023	1,049	14	944	1,035
17309KAK3	3/31/2023	3,385	52	3,333	3,333
45660LTS8	3/31/2023	508	3	419	506
45661EGC2	3/31/2023	772	26	680	746

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
456681AE5	3/31/2023	4,319	22	4,134	4,298
466278BR8	3/31/2023	1,872	59	1,802	1,813
46628BCC2	3/31/2023	921	33	824	888
46632BAE4	3/31/2023	824	18	696	806
61748HUF6	3/31/2023	8,784	167	8,192	8,617
61756VBE8	3/31/2023	2,538	24	2,094	2,515
69121PCH4	3/31/2023	3,514	11	3,443	3,503
74927XAE2	3/31/2023	482	26	456	456
749691C41	3/31/2023	2,429	115	2,298	2,314
749691F71	3/31/2023	2,547	43	2,504	2,504
00192JAD8	6/30/2023	1,375	20	1,328	1,355
12639MFA8	6/30/2023	767	9	653	758
61748HQW4	6/30/2023	7,277	6	6,966	7,271
00442BAD3	6/30/2023	1,376	74	1,234	1,302
00442BAE1	6/30/2023	3,121	168	2,818	2,953
00442JAD6	6/30/2023	462	27	363	435
058930AD0	6/30/2023	2,650	22	2,388	2,628
16162WPZ6	6/30/2023	1,826	16	1,731	1,810
16165TAB9	6/30/2023	521	88	433	433
41161PVK6	6/30/2023	6,567	52	6,160	6,514
41161UAC6	6/30/2023	3,179	21	2,661	3,158
46631JAA6	6/30/2023	3,929	48	3,123	3,881
55027BAA6	6/30/2023	14,350	184	13,393	14,167
59023MAD2	6/30/2023	2,568	124	2,214	2,444
61748HYQ8	6/30/2023	8,725	30	8,252	8,695
61763GEQ2	6/30/2023	16,145	14	14,735	16,131
863579RT7	6/30/2023	99	1	97	98
87222PAB9	6/30/2023	2,730	53	2,678	2,678
94983JAG7	6/30/2023	1,775	52	1,671	1,723
94984NAA0	6/30/2023	1,513	82	1,382	1,431
05952FAG8	6/30/2023	1,991	15	1,855	1,976
073881AD6	6/30/2023	3,712	5	3,259	3,707
07388DAC2	6/30/2023	3,647	6	3,542	3,641
12645VAC1	6/30/2023	3,102	37	2,730	3,065
12646AAY8	6/30/2023	6,003	19	5,909	5,984
12646NAL8	6/30/2023	646	8	576	638
61748HUF6	6/30/2023	8,563	17	8,241	8,546
74927XAE2	6/30/2023	434	14	413	420
00443KAD2	6/30/2023	2,430	120	2,291	2,310
00443LAA6	6/30/2023	1,112	29	999	1,083
05539BEH3	6/30/2023	4,767	2	4,241	4,765
12489WGD0	6/30/2023	1,462	45	1,416	1,416
12667GRV7	6/30/2023	4,735	12	4,516	4,723
12668BBN2	6/30/2023	10,233	90	10,143	10,143
170257AH2	6/30/2023	850	12	786	838
17307G3F3	6/30/2023	142	4	136	138
225470RU9	6/30/2023	2,361	95	2,161	2,266
2254W0MF9	6/30/2023	1,581	—	1,401	1,581

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
3623418H5	6/30/2023	102	33	69	69
362528AA9	6/30/2023	4,085	22	3,941	4,063
41161PK44	6/30/2023	2,248	—	2,057	2,247
41161PWC3	6/30/2023	1,196	12	1,070	1,183
45254TQW7	6/30/2023	2,822	49	2,507	2,773
46634DCP1	6/30/2023	1,373	1	1,276	1,372
46635AAH6	6/30/2023	2,921	48	2,664	2,873
46637JCJ9	6/30/2023	2,679	45	2,506	2,634
55275BAA5	6/30/2023	1,528	53	1,475	1,475
59024FAD6	6/30/2023	864	86	722	777
59024FAE4	6/30/2023	1,350	134	1,127	1,216
61758LAD1	6/30/2023	1,764	8	1,751	1,756
65539KAF5	6/30/2023	4,206	46	3,764	4,160
65539LAF3	6/30/2023	2,925	30	2,577	2,895
863579XC7	6/30/2023	4,536	25	4,512	4,512
86363GAF1	6/30/2023	84	1	78	83
12641TAS5	9/30/2023	4,759	146	4,250	4,613
61748HQW4	9/30/2023	7,215	115	6,674	7,100
12669GK67	9/30/2023	615	58	423	556
38375BLM2	9/30/2023	260	14	144	246
38375BTZ5	9/30/2023	275	1	157	274
38375ULD0	9/30/2023	240	1	147	239
38375ULQ1	9/30/2023	535	5	406	529
38375UMZ0	9/30/2023	491	39	276	452
38375UNX4	9/30/2023	365	5	199	361
38375UPB0	9/30/2023	510	46	324	464
38375UQJ2	9/30/2023	436	8	266	429
38375UTQ3	9/30/2023	457	5	295	452
38375UTU4	9/30/2023	753	44	465	709
38375UWQ9	9/30/2023	1,664	146	775	1,518
38375UXF2	9/30/2023	356	38	179	318
38375UZL7	9/30/2023	239	15	153	224
38376R2Y1	9/30/2023	2,421	21	1,479	2,400
38376R3Q7	9/30/2023	644	8	433	636
38376RAA4	9/30/2023	1,820	82	913	1,738
38376RAP1	9/30/2023	130	4	81	126
38376RAR7	9/30/2023	819	37	403	782
38376RBL9	9/30/2023	365	10	210	355
38376RBN5	9/30/2023	632	51	373	581
38376RBZ8	9/30/2023	264	2	172	262
38376RDA1	9/30/2023	903	59	516	843
38376RDC7	9/30/2023	700	7	603	693
38376RDZ6	9/30/2023	878	22	558	856
38376RHQ2	9/30/2023	490	53	224	437
38376RK88	9/30/2023	570	6	382	564
38376RLH7	9/30/2023	580	4	383	576
38376RLS3	9/30/2023	467	57	171	409
38376RNG7	9/30/2023	425	6	274	419

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
38376RT55	9/30/2023	529	11	329	518
38376RW36	9/30/2023	252	3	150	249
38376XNE9	9/30/2023	1,021	17	595	1,004
38380LVM2	9/30/2023	962	26	646	936
872227AE3	9/30/2023	2,421	86	2,102	2,334
12642LBS0	9/30/2023	1,062	35	951	1,027
61748HUF6	9/30/2023	8,440	99	7,975	8,341
55275BAA5	9/30/2023	1,434	42	1,298	1,392
07386HUL3	9/30/2023	786	117	669	669
07386HYW5	9/30/2023	1,425	33	1,391	1,391
16165TAH6	9/30/2023	1,013	211	802	802
3622EAAC4	9/30/2023	5,336	94	5,128	5,242
38375BKW1	9/30/2023	127	5	82	122
38375UFN5	9/30/2023	969	14	728	955
38375UFR6	9/30/2023	306	7	178	299
38375UQG8	9/30/2023	1,432	22	846	1,410
38375UVC1	9/30/2023	693	11	542	682
38375UVZ0	9/30/2023	119	—	72	118
38375UWN6	9/30/2023	1,299	45	717	1,254
38375UZG8	9/30/2023	545	—	339	544
38376R5B8	9/30/2023	741	20	420	721
38376RDN3	9/30/2023	1,841	212	1,062	1,629
38376RFS0	9/30/2023	1,361	55	762	1,306
38376RFT8	9/30/2023	912	63	549	848
38376RJQ0	9/30/2023	1,399	13	961	1,386
38376RNN2	9/30/2023	843	25	454	819
38376RNQ5	9/30/2023	210	5	137	205
38376RRP3	9/30/2023	1,525	14	932	1,511
38376RSA5	9/30/2023	1,489	101	824	1,388
38376RSY3	9/30/2023	1,111	16	616	1,095
38376RTF3	9/30/2023	685	1	401	684
38376RUM6	9/30/2023	2,271	43	1,358	2,228
38376RWU6	9/30/2023	2,148	147	989	2,001
38376RWW2	9/30/2023	1,778	55	1,074	1,724
38378U8F7	9/30/2023	932	16	549	916
38380LC92	9/30/2023	407	12	216	395
45668LAA9	9/30/2023	5,228	53	4,153	5,175
61759FAJ0	9/30/2023	965	207	759	759
86361XAA7	12/31/2023	7,900	156	7,567	7,744
91863*AB1	12/31/2023	42,124	13,334	19,461	28,790
61762UCH4	9/30/2023	6,989	4	6,633	6,984
76110H7A1	9/30/2023	2,418	18	2,255	2,400
00192JAD8	12/31/2023	1,300	14	1,278	1,286
61748HQW4	12/31/2023	6,901	94	6,779	6,807
16165TAB9	12/31/2023	516	121	392	396
38375BLM2	12/31/2023	211	47	123	164
38375BTZ5	12/31/2023	234	43	130	191
38375ULD0	12/31/2023	199	31	123	168

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
38375UNX4	12/31/2023	311	77	169	234
38375UQJ2	12/31/2023	386	56	233	330
38375UTQ3	12/31/2023	395	41	255	355
38375UTU4	12/31/2023	698	47	452	651
38375UWQ9	12/31/2023	1,460	283	826	1,177
38375UXF2	12/31/2023	301	78	192	222
38375UZL7	12/31/2023	194	5	130	189
38376R2Y1	12/31/2023	2,169	133	1,287	2,036
38376R3Q7	12/31/2023	576	21	375	555
38376RAA4	12/31/2023	1,679	239	940	1,440
38376RAR7	12/31/2023	763	149	411	615
38376RBL9	12/31/2023	306	56	167	250
38376RBN5	12/31/2023	568	46	362	522
38376RBZ8	12/31/2023	220	17	143	203
38376RDA1	12/31/2023	821	32	506	789
38376RDZ6	12/31/2023	747	90	476	657
38376RHQ2	12/31/2023	401	96	211	304
38376RLH7	12/31/2023	488	37	327	452
38376RLS3	12/31/2023	388	137	174	251
38376RNG7	12/31/2023	351	16	236	334
38376RT55	12/31/2023	457	32	283	425
38376RW36	12/31/2023	209	35	125	173
38376XNE9	12/31/2023	732	61	463	671
00256DAB8	12/31/2023	1,328	206	870	1,122
126694JH2	12/31/2023	343	153	159	189
38375B3G5	12/31/2023	472	57	286	415
38375BKM3	12/31/2023	460	—	324	460
38375BMU3	12/31/2023	297	45	191	253
38375BQY1	12/31/2023	138	30	85	107
38375UEH9	12/31/2023	138	29	75	109
38375ULF5	12/31/2023	1,107	110	681	998
38375UQL7	12/31/2023	190	27	107	163
38375UUT5	12/31/2023	1,717	210	1,073	1,507
38375UXA3	12/31/2023	510	58	308	451
38376R5Z5	12/31/2023	394	63	216	331
38376RLK0	12/31/2023	1,459	177	922	1,282
38376RQF6	12/31/2023	2,556	310	1,571	2,246
38376RQH2	12/31/2023	1,306	99	832	1,207
38376RRC2	12/31/2023	1,954	361	1,078	1,593
38377EX74	12/31/2023	172	23	127	149
61756VAG4	12/31/2023	1,840	19	1,455	1,821
12667GMA8	12/31/2023	1,323	21	1,180	1,302
17309KAK3	12/31/2023	3,213	10	3,195	3,204
12489WGD0	12/31/2023	1,338	53	1,285	1,285
170257AH2	12/31/2023	745	58	620	687
55275BAA5	12/31/2023	1,377	12	1,366	1,366
38375UQG8	12/31/2023	1,227	125	735	1,102
38375UWN6	12/31/2023	1,099	216	604	884

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Amortized	OTTI	Fair Value	Amortized
	Date of	Cost Prior	Recognized	at Time	Cost After
Security	Impairment	to OTTI	in Earnings	of OTTI	OTTI
38375UZG8	12/31/2023	477	70	291	407
38376R5B8	12/31/2023	645	75	355	570
38376RDN3	12/31/2023	1,615	167	1,031	1,447
38376RFS0	12/31/2023	1,275	187	732	1,088
38376RFT8	12/31/2023	838	58	539	780
38376RJQ0	12/31/2023	1,258	58	851	1,201
38376RNN2	12/31/2023	723	149	390	575
38376RRP3	12/31/2023	1,331	131	796	1,200
38376RSA5	12/31/2023	1,300	44	791	1,255
38376RSY3	12/31/2023	946	180	526	766
38376RTF3	12/31/2023	609	81	351	528
38376RUM6	12/31/2023	1,982	280	1,173	1,702
38376RWU6	12/31/2023	1,930	454	983	1,476
38376RWW2	12/31/2023	1,493	124	918	1,369
38378U8F7	12/31/2023	818	148	471	671
38380LC92	12/31/2023	361	52	187	309
05532VBB2	12/31/2023	591	17	517	575
12645QAC2	12/31/2023	2,290	38	2,252	2,252
12667GT86	12/31/2023	1,083	16	982	1,068
36185MBJ0	12/31/2023	5,106	43	4,864	5,063
38375BKB7	12/31/2023	281	11	227	270
38375BQQ8	12/31/2023	330	33	232	296
38375BZT2	12/31/2023	541	53	349	488
38375UBG4	12/31/2023	447	31	310	417
38375UEE6	12/31/2023	556	54	309	503
38375UTN0	12/31/2023	1,053	259	554	795
38376RDS2	12/31/2023	1,728	102	1,113	1,626
38376RM52	12/31/2023	461	99	255	361
38376RN51	12/31/2023	521	111	262	410
38376RNY8	12/31/2023	1,253	194	720	1,060
38376RVB9	12/31/2023	802	107	462	695
38379RHB2	12/31/2023	286	44	230	242
74923JAH0	12/31/2023	551	242	309	309
761118KU1	12/31/2023	703	10	5,901	693
761118NN4	12/31/2023	13,680	194	13,486	13,486
05490AAJ2	12/31/2023	8,401	8,247	154	154
			$36,882

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
5GI Securities
The following table displays the carrying value and associated fair values for 5GI securities, by investment type. 5GI securities are unrated by the NAIC, but are current on principal and interest payments.

	December 31, 2025			December 31, 2024
	Number of 5GI Securities	Book Adjusted Carrying Value	Fair Value	Number of 5GI Securities	Book Adjusted Carrying Value	Fair Value

Asset-backed securities	1	$209	$247	1	$257	$268
Total	1	$209	$247	1	$257	$268

Sub-Prime Mortgage Related Risk Exposure
The Company has exposure to the sub-prime mortgage credit market through certain mortgage-backed securities (MBS). These securities consist of diversified investments with both fixed-rate and variable-rate collateral, are focused on senior positions within the structure, have borrowers which have demonstrated attachment and ability to pay despite financial stress, and the vast majority are rated 1 or 2 by the NAIC. At December 31, 2025 and 2024, the Company held MBS with sub-prime exposure with a carrying value of $176,477 and $179,343, respectively, a cost of $168,680 and $171,170, respectively, and a fair value of $179,557 and $176,431, respectively. There were $162 and $1,028 of other-than-temporary impairments recognized on these securities during 2025 and 2024, respectively.
The Company generally defines sub-prime residential whole mortgage loans as borrowers with impaired credit history and lower FICO scores.  The price paid for the sub-prime residential whole mortgage loans factored in the consideration of the borrower’s ability to repay along with the overall credit profile of the loan.  The Company continues to monitor the performance of the sub-prime residential whole mortgage loans along with performance expectations. The Company held the following in sub-prime residential whole mortgage loans:

	December 31, 2025
	Book Adjusted Carrying Value	Fair Value	Value of Land and Buildings	Other-Than-Temporary Impairment Losses Recognized
Mortgages in the process of foreclosure	$19,839	$21,987	$55,059	$—
Mortgages in good standing	433,171	418,496	915,990	—
Mortgages with restructured terms	—	—	—	—
Total	$453,010	$440,483	$971,049	$—

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

	December 31, 2024
	Book Adjusted Carrying Value	Fair Value	Value of Land and Buildings	Other-Than-Temporary Impairment Losses Recognized
Mortgages in the process of foreclosure	$32,296	$33,656	$77,080	$—
Mortgages in good standing	467,339	437,493	958,633	—
Mortgages with restructured terms	—	—	—	—
Total	$499,635	$471,149	$1,035,713	$—
Mortgage Loans, Including Mezzanine Real Estate Loans
The Company’s investments in mortgage loans on real estate consist primarily of mortgage loans made on a full recourse basis. During 2025, the Company acquired residential mortgage loans (RMLs) with interest rates ranging from 3% to 15%. Of the RMLs acquired during 2025, the maximum percentage of any one loan to the value at the time of the loan was 148%.
During 2025, the Company acquired commercial mortgage loans (CMLs) with interest rates ranging from 3% to 10%. The Company invests in both fixed-rate and variable-rate loans and manages its credit risk associated with these loans by diversifying its mortgage portfolio by property type and geographic location. Of the CMLs acquired in 2025, the maximum loan to value of any one loan, exclusive of insured or guaranteed or purchase money mortgages, was 82%. Mezzanine CMLs comprise 3% and 3% of the total CMLs for the years ending December 31, 2025 and 2024, respectively.
The portfolio credit risk for mortgage loans was concentrated in the following geographic regions:

	December 31, 2025		December 31, 2024
	Carrying Value	Percent of Total	Carrying Value	Percent of Total

North Central	$2,361,373	2.7%	$1,574,213	2.6%
South Central	2,765,172	3.2	1,874,323	3.1
South Atlantic	6,523,387	7.5	5,678,365	9.4
Pacific	5,904,984	6.8	5,721,636	9.5
Mountain	1,554,094	1.8	1,345,131	2.2
Atlantic	8,396,296	9.7	7,204,977	12.0
New England	1,002,405	1.2	1,006,741	1.7
International	6,042,718	7.0	4,300,444	7.2
Total commercial mortgage loans	34,550,429	39.9	28,705,830	47.7
Total residential mortgage loans	52,088,099	60.1	31,520,394	52.3
Total mortgage loans	$86,638,528	100.0%	$60,226,224	100.0%

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
The Company's RML portfolio includes first lien RMLs, collateralized by properties located in the United States, United Kingdom and the Netherlands. At December 31, 2025, California, Texas, and Florida represented 23.7%, 15.9%, and 10.6%, respectively, of the portfolio. The remaining 49.8% represented all other states, with each individual state comprising less than 5% of the RML portfolio. At December 31, 2024, California, Florida, and Texas represented 27.1%, 12.7%, and 7.5%, respectively, of the portfolio, and the remaining 52.7% represented all other states, with each individual state comprising less than 5% of the RML portfolio.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
The age analysis of mortgage loans by type and identification is as follows:

	December 31, 2025
	Residential
	Insured	All Other	Commercial	Mezzanine	Total
Recorded investment (all)
Current	$187,713	$50,016,045	$32,851,139	$937,435	$83,992,332
30-59 days past due	49,786	954,576	362,294	—	1,366,656
60-89 days past due	18,050	273,858	216,511	—	508,419
90-179 days past due	16,717	213,431	38,232	—	268,380
180+ days past due	17,278	340,645	144,818	—	502,741
Total mortgage loans	$289,544	$51,798,555	$33,612,994	$937,435	$86,638,528

Accruing interest 90 - 179 days past due
Recorded investment	$—	$—	$—	$—	$—
Interest accrued	91	—	412	—	503

Accruing interest 180+ days past due
Recorded investment	$—	$—	$—	$—	$—
Interest accrued	516	4	1,601	—	2,121

Interest reduced
Recorded investment	$—	$—	$—	$—	$—
Number of loans	—	—	—	—	—
Percent reduced	—%	—%	—%	—%	—%

Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$—	$—	$—	$—

Investment in impaired loans
Average recorded investment	$—	$517	$42,092	$24,150	$66,759
Interest income recognized	—	—	—	—	—
Recorded investments on nonaccrual status	—	48,041	420,922	72,451	541,414
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	—

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

	December 31, 2024
	Residential
	Insured	All Other	Commercial	Mezzanine	Total
Recorded investment (all)
Current	$217,492	$28,933,306	$27,210,711	$970,434	$57,331,943
30-59 days past due	51,319	1,252,938	308,126	—	1,612,383
60-89 days past due	22,107	361,798	191,656	—	575,561
90-179 days past due	22,855	258,862	—	—	281,717
180+ days past due	24,037	375,680	24,903	—	424,620
Total Mortgage Loans	$337,810	$31,182,584	$27,735,396	$970,434	$60,226,224

Accruing interest 90 - 179 days past due
Recorded investment	$22,855	$39,149	$—	$—	$62,004
Interest accrued	160	606	—	—	766

Accruing interest 180+ days past due
Recorded investment	$24,037	$96,605	$23,932	$—	$144,574
Interest accrued	847	1,031	320	218	2,416

Interest reduced
Recorded investment	$—	$—	$—	$—	$—
Number of loans	—	—	—	—	—
Percent reduced	—%	—%	—%	—%	—%

Participant or co-lender in a mortgage loan agreement
Recorded investment	$—	$—	$—	$—	$—

Investment in impaired loans
Average recorded investment	$—	$525	$12,197	$24,150	$36,872
Interest income recognized	—	—	—	—	—
Recorded investments on nonaccrual status	—	51,927	24,395	72,451	148,773
Amount of interest income recognized using a cash-basis method of accounting	—	—	—	—	—

Allowance for credit losses for mortgage loans are as follows:

	Years Ended December 31,
	2025	2024	2023

Balance at beginning of period	$68,096	$68,792	$43,140
Additions charged to operations	45,206	28,596	27,206
Direct write-downs charged against the allowances	(765)	—	—
Recoveries of amounts previously charged off	(5,645)	(29,292)	(1,554)
Balance at end of period	$106,892	$68,096	$68,792

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Mortgage loans derecognized as a result of foreclosure are as follows:

	Years Ended December 31,
	2025	2024	2023

Aggregate amount of mortgage loans derecognized	$71,695	$35,933	$78,740
Real estate collateral recognized	71,695	35,933	78,740
Other collateral recognized	—	—	—
Receivables recognized from a government guarantee of the foreclosed mortgage loan	—	—	—

At December 31, 2025 and 2024, there were no taxes, assessments or amounts which had been advanced but not repaid and not included in the mortgage loan. The primary credit quality indicator monitored is loan performance. Nonperforming mortgage loans are 90 days or more past due and are in non-accrual status. The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. The Company recognizes interest income on its impaired loans upon receipt.

Real Estate
The Company did not acquire real estate held for the production of income in 2025 or 2024.

There were no sales of real estate in 2025, 2024 and 2023. There were no gains or losses recognized as a result of sales during 2025, 2024 and 2023.

The Company had $0, $17,314 and $0 of impairment losses recognized on real estate that are included in net realized capital gains or losses for the years ended December 31, 2025, 2024 and 2023, respectively.

Other Invested Assets
The Company has no investments in joint venture, partnerships or limited liability companies that exceed 10% of its admitted assets. During 2025, 2024 and 2023, there were impairments of $11,809, $2,823 and $0, respectively, on other invested assets. The impairments were based on an assessment that future cash flows of affected investments would be less than the cost basis. Fair value is determined utilizing statements received from the partnerships and limited liability companies or commercial pricing services using a variety of market observable information in their valuation techniques, or an internal model.

The Company invests in renewable, solar energy and low income housing projects that provide tax benefits, reducing the Company's tax liability. As of December 31, 2025 and 2024, the Company had $48,603 and $7,637, respectively, of investment in these tax credit investment structures and recognized $506,668, $74,086 and $52,773 of amortization and non-income tax related activity through net investment income and other income for the years ended December 31, 2025, 2024 and 2023, respectively. The Company recognized tax credits and other tax benefits of $547,606, $81,701 and $64,457 during 2025, 2024 and 2023, respectively. The Company did not recognize impairments on the tax credit investments during 2025, 2024 or 2023. As of December 31, 2025, the Company has commitments to provide additional contributions of $284,160 to tax credit investments for the years 2026-2035.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
The tax credits expected to be generated by the Company's investments in future periods is as follows:

2026	$29,977
2027	29,977
2028	29,977
2029	29,977
2030	29,977
Thereafter	123,795
Total	$273,680

As of December 31, 2025 and 2024, the Company held $707,254 and $900,000, respectively, collateral loans for which mortgage loans served as the qualifying investment collateral. These collateral loans are reported within other invested assets on the balance sheets.

Investment Income
Major categories of investment income (loss) are summarized as follows:

	Years Ended December 31,
	2025	2024	2023
Bonds	$8,279,778	$6,612,392	$4,669,744
Preferred stocks	106,539	103,593	72,243
Common stocks	82,338	38,740	23,974
Mortgage loans	4,736,362	3,400,112	1,982,371
Real estate	37,404	37,281	32,137
Derivatives	458,865	708,426	(926,714)
Policy loans	5,546	7,778	7,741
Cash, cash equivalents and short-term investments	422,726	577,610	545,665
Other invested assets	(132,205)	65,963	56,879
Other, net	13,455	(24)	(2,302)
Total gross investment income	14,010,808	11,551,871	6,461,738
Less: Investment expenses	1,278,109	1,050,392	817,439
Net investment income	$12,732,699	$10,501,479	$5,644,299

Investment income due and accrued with amounts over 90 days past due, with the exception of mortgage loans in default, is nonadmitted. The components of accrued investment income are as follows:

	December 31,
	2025	2024
Gross accrued investment income	$2,482,135	$2,020,422
Nonadmitted accrued investment income	(2,508)	(3,770)
Accrued investment income	$2,479,627	$2,016,652

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
As of December 31, 2025 and 2024, deferred interest was $2,624 and $201,349, respectively. As of December 31, 2025 and 2024, cumulative paid-in-kind interest was $112,792 and $93,956, respectively, and has been included in the principal balance of invested assets.
The Company disposed of securities with callable features which generated prepayment fee income as follows:

	Years Ended December 31,
	2025	2024	2023
General Account - number of securities	14	26	64
General Account - amount of income	$563	$3,023	$5,227
Separate Account - number of securities	8	16	25
Separate Account - amount of income	$115	$782	$837
Proceeds from bonds and related gross realized gains and losses were as follows:

	Years Ended December 31,
	2025	2024	2023

Proceeds	$39,527,727	$20,835,521	$6,717,840
Gross realized gains	$625,019	$325,426	$107,449
Gross realized losses	(641,436)	(481,715)	(416,459)
Net realized gains (losses) on bonds	$(16,417)	$(156,289)	$(309,010)

Gross realized losses on bonds for the years ended December 31, 2025, 2024 and 2023 include $110,227, $96,319 and $138,834, respectively, of losses recognized on other-than-temporary impairments in values of investments.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Realized capital gains and losses are reported net of amounts transferred to the IMR and federal income taxes as follows:

	Years Ended December 31,
	2025	2024	2023
Bonds	$(16,417)	$(156,289)	$(309,010)
Stocks	3,557	2,614	(41,952)
Mortgage loans	60,082	(208,806)	(37,766)
Real estate	—	(17,314)	—
Derivatives	(538,998)	42,314	97,363
Other invested assets	(90,029)	(12,895)	17,113
Foreign exchange on cash	46,575	(16,698)	(24,900)
Other	(12,962)	33,565	11,085
Total net realized gains (losses) on investments	(548,192)	(333,509)	(288,067)
Less amount transferred to IMR (net of related taxes of
$(7,182) in 2025, $(12,229) in 2024 and $(24,835) in 2023)	(27,020)	(46,007)	(93,425)
Federal income tax expense (benefit)	12,105	(1,751)	(20,251)
Net realized capital gains (losses), net of tax and transfers to interest maintenance reserve	$(533,277)	$(285,751)	$(174,391)

The proceeds received and amortized cost were used as the basis for determining the realized gain or loss on sale.

The change in net unrealized capital gains and losses on investments recorded in surplus is as follows:

	Year Ended December 31,
	2025	2024	2023
Bonds	$19,043	$(10,714)	$(15,430)
Stocks	83,864	35,416	23,058
Derivatives	798,266	568,425	367,675
Mortgage Loans	(38,797)	696	(25,652)
Other invested assets	1,055,962	836,140	704,809
Foreign exchange	190,138	291,029	(29,606)
Other	1,450	(1,448)	(2)
Total change in net unrealized capital gains (losses)	2,109,926	1,719,544	1,024,852
Deferred capital gains tax	476,359	185,230	212,220
Change in net unrealized capital gains (losses), net of deferred tax	$1,633,567	$1,534,314	$812,632

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Pledged and Restricted Assets
Assets pledged to others as collateral or otherwise restricted by the Company are as follows:

	December 31, 2025
	Total General Account	Supporting Separate Account Activity	Percentage of Total Assets	Percentage of Admitted Assets

Repurchase Agreements	$6,310,542	$118,757	1.9%	1.9%
Reverse Repurchase Agreements	1,546,951	—	0.5	0.5
On deposit with states	11,552	—	0.0	0.0
FHLB capital stock	1,057,204	—	0.3	0.3
Pledged collateral to FHLB (including assets backing funding agreements)	—	43,563,085	12.8	12.8
Pledged as collateral for derivatives	1,947,575	—	0.6	0.6
Reinsurance trust	19,802,922	—	5.8	5.8
Pledged asset - funding agreement	25,339,987	—	7.4	7.4
Derivative and other collateral received	5,837,970	—	1.7	1.7
Total	$61,854,703	$43,681,842	31.0%	31.0%

	December 31, 2024
	Total General Account	Supporting Separate Account Activity	Percentage of Total Assets	Percentage of Admitted Assets

Repurchase Agreements	$6,615,296	$107,627	2.4%	2.4%
Reverse Repurchase Agreements	723,671	—	0.3	0.3
On deposit with states	9,812	—	0.0	0.0
FHLB capital stock	710,704	—	0.3	0.3
Pledged collateral to FHLB (including assets backing funding agreements)	183,976	29,854,473	10.8	10.8
Pledged as collateral for derivatives	683,370	—	0.2	0.2
Reinsurance trust	13,139,434	—	4.7	4.7
Commercial mortgages	50	—	0.0	0.0
Pledged asset - funding agreement	16,171,957	—	5.8	5.8
Derivative and other collateral received	5,617,217	—	2.0	2.0
Total	$43,855,487	$29,962,100	26.5%	26.5%
As of December 31, 2025, the Company has invested assets in the general and separate accounts of $176,261,406 held under modco reinsurance and $66,318,994 held under funds withheld reinsurance agreements, which represented 51.7% and 19.5% of total admitted assets, respectively. Of these amounts, $43,909,968 were considered related party investments for the reinsurer.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Repurchase Agreement Transactions Accounted for as Secured Borrowing
The Company participates in repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company lends bonds and receives cash as collateral. The Company monitors the estimated fair value of the collateral and the securities loaned throughout the duration of the contract and contributes additional collateral as necessary. Securities loaned under these agreements may be sold or re-pledged by the transferee.

Certain repurchase agreements and reverse repurchase agreements are presented net on the balance sheets when they are subject to master netting arrangements and when the Company has both (1) the legal right to offset the amounts owed with amounts due from the same counterparty and (2) the intent to settle the transactions on a net basis or to realize the asset and settle the liability simultaneously. Amounts that are not eligible for offset are presented on a gross basis on the balance sheets.

The Company had repurchase agreements that were bilateral trades with the following scheduled maturities:

	December 31,
	2025	2024
Open, no maturity	$—	$—
Overnight	—	—
2 days to 1 week	—	—
Over 1 week to 1 month	2,795,934	3,051,375
Over 1 month to 3 months	—	—
Over 3 months to 1 year	—	1,095,145
Over 1 year	3,156,997	1,479,181
Total [1]	$5,952,931	$5,625,701

1 Included in repurchase agreement liability on the balance sheets.

The ending book adjusted carrying value and fair value of the securities sold under the repurchase agreements by NAIC designation are as follows:

	December 31,
	2025		2024
	Book Adjusted Carrying Value	Fair Value	Book Adjusted Carrying Value	Fair Value
Bonds
NAIC 1	$4,968,509	$4,835,033	$5,374,334	$4,676,837
NAIC 2	1,342,033	1,279,855	1,240,962	1,100,229
NAIC 3	—	—	—	—
NAIC 4	—	—	—	—
NAIC 5	—	—	—	—
NAIC 6	—	—	—	—
Total	$6,310,542	$6,114,888	$6,615,296	$5,777,066

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Reverse Repurchase Agreement Transactions Accounted for as Secured Borrowing
The Company participates in reverse repurchase agreements that use bilateral and tri-party trades. Under these agreements, the Company purchases securities with the agreement that the securities will be repurchased by the seller at a specified price within a specified period of time. The Company monitors the estimated fair value of the securities loaned throughout the duration of the contract and receives additional collateral from the counterparty as necessary. As of December 31, 2025 and 2024, amounts loaned under reverse repurchase agreements were $1,546,951 and $723,671, respectively. The fair value of the securities acquired, comprised of U.S. government and agencies, was $1,546,442 as of December 31, 2025. The fair value of the securities acquired, comprised of commercial mortgage loans and asset-backed securities, was $1,066,272, as of December 31, 2024.
The reverse repurchase agreements have the following scheduled maturities:

	December 31,
	2025	2024
Open, no maturity	$—	$—
Overnight	640,000	—
2 days to 1 week	—	—
Over 1 week to 1 month	906,951	—
Over 1 month to 3 months		397,495
Over 3 months to 1 year		326,176
Over 1 year	—	—
Total	$1,546,951	$723,671
5.    Derivatives

The Company utilizes derivative instruments which may include the following:

Options: The Company has issued fixed indexed and index-linked products. These contracts credit interest based on certain indices, including the S&P and other bespoke indices. OTC call and put option contracts are purchased to hedge the interest credited to the customer as a direct result of movements in the underlying indices. Upon exercise, the Company will receive the fair value of the call option.
Variance Swaps: The Company offers fixed indexed products. These contracts credit interest based on certain indices, including the S&P and other bespoke indices. The Company uses variance swaps to hedge the market risks from changes in volatility for these products. Under variance swaps, the Company and the counterparty agree to exchange amounts calculated based on a fixed rate (implied volatility at inception of transaction) and realized volatility over the life of the transaction (similar to an interest rate swap). Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

Interest Rate Swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities. The Company also uses interest rate swaps to synthetically create the characteristics of a bond, referred to as a replication synthetic asset transaction (RSAT). An RSAT is created by pairing underlying bonds with the interest rate swap to create a synthetic instrument with different interest payment profiles. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
notional principal amount. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

Futures: Under exchange-traded futures contracts, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily fair values of those contracts. Futures contracts are purchased to hedge the interest credited to the customer as a direct result of movements in the related indices.
Futures are recorded at fair value of margin on deposit with the clearing broker. For futures that hedge fixed indexed annuity products, changes in margin on deposit are recognized through investment income. For futures that hedge index-linked annuity products, changes in margin on deposit are recorded as unrealized capital gains or losses until the time of sale.

Currency Swaps: Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. With a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the termination of the currency swap by each party.

The currency swaps for which the Company has not applied hedge accounting are recorded at fair value each reporting period with changes in fair value recorded as unrealized gains or losses and included in surplus in accordance with SSAP No. 86, Derivatives. Cash which is exchanged as the difference between fixed and floating interest rates is recognized in the statements of operations through investment income. If the contract is terminated prior to maturity, a realized gain or loss is reported in the statements of operations for the amount of cash exchanged in order to close the contract.

The Company has currency swaps in qualifying hedge relationships at December 31, 2025 and 2024. Currency swaps are accounted for as cash flow hedges. Interest rate swaps are accounted for as fair value hedges.

Forwards: The Company uses foreign exchange forward contracts to hedge certain invested assets against movement in foreign currency. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

Credit Default Swaps: Credit default swaps are used in RSAT transactions to synthetically create the characteristics of a bond, or hedge credit risk. These transactions provide the Company with a periodic premium to compensate it for accepting credit risk and are used to enhance investment income or improve the default characteristics of the portfolio. The exposure amount of such agreement, which is usually the notional amount, is equal to the maximum proceeds that must be paid by a counterparty for the defaulted security. Should a credit event occur on a reference entity, a counterparty would be required to pay the notional amount in exchange for receipt of an obligation of the reference entity.
Credit default swaps used in replication transactions are carried at amortized cost. The premiums received are accrued and recognized in the summary of operations through investment income over the life of the agreements. A capital loss would be recorded on the date of default, through the summary of operations, to reflect the difference between the amount paid and the fair value of the bonds received.

Total Return Swaps: The Company purchases total rate of return swaps to gain exposure and benefit from a reference asset without actually having to own it. Total rate of return swaps are contracts in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of the underlying asset, which includes both the income it generates and any capital gains.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
The parties with whom the Company enters into OTC option contracts, OTC swap contracts, and OTC forward contracts are highly rated financial institutions whereby contracts are supported by collateral, which minimizes the credit risk associated with such contracts. The parties with whom the Company enters into cleared futures and cleared interest rate swap contracts are regulated commission merchants who are members of a trading exchange. The parties with whom the Company enters into OTC interest rate swap contracts are highly rated financial institutions whereby contracts are supported by collateral, which minimizes the credit risk associated with such contracts.

During 2025, 2024 and 2023, the Company did not recognize gains or losses resulting from any derivative instruments which previously qualified for hedge accounting that no longer qualify for hedge accounting (or which were ineffective for a portion of the year).

At December 31, 2025 and 2024, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or
	Notional Amount		Fair Value
	2025	2024	2025	2024
Derivative assets:
Options	$85,967,255	$74,368,184	6,756,740	4,835,805
Credit default swaps	510,000	10,000	75,820	(509)
Interest rate swaps	39,746,274	22,535,230	100,683	(231,089)
Total return swaps	388,320	76,507	892	223
Futures	138,587	36,011	189,091	90,665
Currency swaps	11,893,736	18,807,758	557,144	1,077,930
Forwards	7,321,202	9,774,773	207,548	650,475
Swaptions	1,653,069	2,204,092	382	2,136
Equity warrants	—	—	1,148	405
Derivative liabilities:
Options	5,621,497	3,642,738	168,308	125,578
Interest rate swaps	543,895	550,895	11,469	28,224
Total return swaps	144,462	152,544	1,606	3,593
Futures	445	—	1,031	11,361
Currency swaps	26,443,163	8,361,062	1,237,479	895,773
Forwards	11,950,311	4,715,214	309,962	192,164

6.    Fair Value

Included in the financial statements are certain financial instruments carried at fair value.  Other financial instruments are periodically measured at fair value, such as certain bonds and preferred stock carried at the lower of cost or fair value.
The fair value of an asset and a liability is the amount at which that asset could be bought or sold and the liability could be transferred in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Determination of Fair Value
The following methods and assumptions were used by the Company in estimating fair value for financial instruments in the accompanying financial statements and notes thereto:
Bonds, preferred stocks, cash equivalents, short-term investments (bonds), and unaffiliated common stocks: Fair values of these investments are based on quoted market prices or commercially available pricing vendors, when available. If neither a quoted market price nor vendor price is available, the Company obtains broker quotes or utilizes an internally-developed model to estimate fair value.
In the case of privately placed corporate bonds, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

The fair values for unaffiliated common stock are derived based on the process described above, except for FHLB common stock, which is valued at cost which is equivalent to fair value.

Mortgage loans: The estimated net cash flows to maturity were discounted to derive an estimated fair value using a discount rate based on the loan’s remaining weighted average life and credit quality. Loans which have been restructured are valued primarily at the discounted estimated net cash flows to maturity. Loans that are in foreclosure or are significantly delinquent were valued at the underlying collateral value.

Policy loans, cash, and short-term investments (money market): The carrying amounts reported in the accompanying balance sheets for these instruments approximates fair value.

Derivative instruments: Fair values for derivative instruments included in both derivative assets and derivative liabilities are principally valued using an income approach with valuations principally provided by third party brokers. Counterparty credit risk is considered and incorporated in the Company's valuation process through counterparty credit rating requirements and monitoring of overall exposure.

Derivative collateral asset and liability: The carrying amounts reported in the accompanying balance sheets approximate fair value, as the collateral is held in cash.

Other invested assets: Partnership interests are valued based on the most recent net asset value (NAV) obtained from fund managers, adjusted for contribution and distribution activity to roll forward the NAV to the balance sheet date. For fixed-rate and variable-rate investments, the carrying amounts reported in the accompanying balance sheets approximate fair value. Surplus notes are valued consistent with bonds, as discussed above. Certain assets included within other invested assets are valued based on cost.

Separate account assets - variable products: Assets held in separate accounts are reported at the quoted fair values of the underlying investments in the separate accounts. The underlying investments generally include mutual funds, short-term investments and cash, the valuations of which are based upon a quoted market price or commercially available pricing vendors.
Separate account assets and liabilities - group annuity and index-linked annuity: Fair values of the underlying separate accounts assets and liabilities supporting PGA and index-linked annuity follow the same fair value assumptions and methods utilized in the general account.

Separate account liabilities – funding agreements: Fair values of the separate account funding agreement liabilities follow the same fair value assumptions and methods utilized in the general account.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Deposit-type contracts: Fair values of the Company’s liabilities under contracts not involving mortality or morbidity risks (principally, immediate annuities and supplementary contracts) are calculated by discounting best estimate cash flows based on market interest rate assumptions. Fair value of funding agreements are calculated by discounting future cash flows using market rates on the valuation date.

Repurchase agreements: Repurchase agreements are short-term in nature, therefore the carrying value approximates fair value.

Valuation Hierarchy
The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with significant unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 - Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

Level 2 - Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active, or other inputs that are observable or can be corroborated by market data for the term of the instrument.  Such inputs include market interest rates and volatilities, spreads and yield curves.

Level 3 - Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement.  Unobservable inputs reflect the Company’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Fair Value Measurements
The following tables provide information about the Company’s financial assets and liabilities which are measured and reported at fair value in the balance sheets:

	December 31, 2025
	Level 1	Level 2	Level 3	Total
Assets at fair value
Bonds	$10,030	$80,157	$20,049	$110,236
Preferred stocks	140,569	459,220	—	599,789
Common stocks - unaffiliated	20,980	1,057,204	7,499	1,085,683
Derivative assets:
Options	—	2,730,260	—	2,730,260
Interest rate swaps	381	82	—	463
Total return swaps	—	892	—	892
Futures	189,091	—	—	189,091
Currency swaps	—	120,620	—	120,620
Forwards	—	207,548	—	207,548
Swaptions	—	382	—	382
Equity warrants	—	—	1,148	1,148
Other invested assets	—	689,832	47,939	737,771
Separate account assets - group annuity	6,027	198,499	6,993	211,519
Separate account assets - index-linked annuity	1,631	23,150	33	24,814
Separate account assets - variable products	—	206,645	—	206,645
Total assets at fair value	$368,709	$5,774,491	$83,661	$6,226,861
Liabilities at fair value
Derivative liabilities:
Options	$—	$150,484	$—	$150,484
Interest rate swaps	68	—	—	68
Total return swaps	—	1,606	—	1,606
Futures	1,031	—	—	1,031
Currency swaps	—	368,285	—	368,285
Forwards	—	309,962	—	309,962
Separate account liabilities - group annuity	—	75,901	—	75,901
Separate account liabilities - index-linked annuity	—	5,907	—	5,907
Separate account liabilities - variable products	—	204,129	—	204,129
Total liabilities at fair value	$1,099	$1,116,274	$—	$1,117,373

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

	December 31, 2024
	Level 1	Level 2	Level 3	Total
Assets at fair value
Bonds	$—	$95,522	$22,705	$118,227
Preferred stocks	143,491	843,107	—	986,598
Common stocks - unaffiliated	21,577	710,704	8,792	741,073
Derivative assets:
Options	—	1,730,125	—	1,730,125
Interest rate swaps	1,178	216	—	1,394
Total return swaps	—	223	—	223
Futures	90,665	—	—	90,665
Currency swaps	—	403,157	—	403,157
Forwards	—	650,475	—	650,475
Swaptions	—	2,136	—	2,136
Equity warrants	—	—	405	405
Other invested assets	—	—	2,601	2,601
Separate account assets - group annuity	6,349	374,272	4,590	385,211
Separate account assets - index-linked annuity	1,766	34,864	34	36,664
Separate account assets - variable products	—	135,679	—	135,679
Total assets at fair value	$265,026	$4,980,480	$39,127	$5,284,633
Liabilities at fair value
Derivative liabilities:
Options	$—	$92,675	$—	$92,675
Interest rate swaps	236	—	—	236
Total return swaps	—	3,593	—	3,593
Futures	11,361	—	—	11,361
Currency swaps	—	110,634	—	110,634
Forwards	—	192,164	—	192,164
Separate account liabilities - group annuity	—	19,271	—	19,271
Separate account liabilities - index-linked annuity	—	2,606	—	2,606
Separate account liabilities - variable products	—	135,607	—	135,607
Total liabilities at fair value	$11,597	$556,550	$—	$568,147

The methodologies and inputs utilized in estimating the fair values of assets and liabilities measured and reported at fair value are reliant on the assumptions used. Fair value estimates are based on quoted market prices and commercially available vendor prices, when available. When those prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates the fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment which may become significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect risk inherent in a particular methodology, model or input employed. For further discussion regarding which financial instruments are included at each applicable level, please refer to the “Fair Value of All Financial Instruments” section below.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Level 3 Reconciliation
The following tables summarize the changes in assets and liabilities classified as Level 3:

	Year Ended December 31, 2025
	Beginning			Total Gains	Total Gains				Total Ending
	Balance at	Transfers	Transfers	(Losses)	(Losses)				Balance at
	January 1,	into	out of	Included in	Included in				December 31,
	2025	Level 3	Level 3	Net Income	Surplus	Purchases	Sales	Settlements	2025
Assets
Bonds	$22,706	$39,128	$(18,854)	$(18,728)	$(3,764)	$333		$(772)	$20,049
Common stocks	8,792				(1,293)				7,499
Derivative assets:
Equity warrants	405				743				1,148
Other invested assets	2,601	46	(406,057)		(21,248)	476,542	(3,945)	—	47,939
Separate account assets - group annuity	4,590	10,958	(2,025)	(5,660)	(836)			(34)	6,993
Separate account assets - index-linked annuity	34				(1)				33
Total assets	$39,128	$50,132	$(426,936)	$(24,388)	$(26,399)	$476,875	$(3,945)	$(806)	$83,661

	Year Ended December 31, 2024
	Beginning			Total Gains	Total Gains				Total Ending
	Balance at	Transfers	Transfers	(Losses)	(Losses)				Balance at
	January 1,	into	out of	Included in	Included in				December 31,
	2024	Level 3	Level 3	Net Income	Surplus	Purchases	Sales	Settlements	2024
Assets
Bonds	$5,629	$80,648	$(55,692)	$52	$(4,406)	$—	$(3,164)	$(361)	$22,706
Preferred stocks	—	4,575	(4,538)	—	(37)	—	—	—	—
Common stocks	7,386	—	—	—	(307)	1,713	—	—	8,792
Derivative assets:
Equity warrants	—	389	—	—	16	—	—	—	405
Other invested assets	2,772	—	—	(171)	—	—	—	—	2,601
Separate account assets - group annuity	1,934	30,919	(26,293)	194	(1,268)	—	(892)	(4)	4,590
Separate account assets - index-linked annuity	—	33	—	—	1	—	—	—	34
Total assets	$17,721	$116,564	$(86,523)	$75	$(6,001)	$1,713	$(4,056)	$(365)	$39,128

Transfers
Transfers between fair value hierarchy levels are recognized at the end of the period in which the transfer occurs. Transfers into and out of Level 3 represent securities which are carried at lower of cost or fair value resulting in periodic transfers into and out of Level 3 financial instruments which are characterized as carried at fair value.
Fair Value of All Financial Instruments
The aggregate fair value of the Company’s financial instruments and the level within the fair value hierarchy are presented in the following tables and with the related admitted values. Pursuant to SSAP No.100, insurance contracts (other than deposit-type contracts) and affiliated common stocks have been excluded.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

	December 31, 2025
Type of Financial Instrument	Aggregate Fair Value	Admitted Values	NAV[1]	Level 1	Level 2	Level 3
Assets
Bonds	$156,057,512	$158,852,395	$—	$14,259,275	$101,736,089	$40,062,148
Preferred stock	1,450,802	1,450,140	—	140,782	459,220	850,800
Common stocks - unaffiliated	1,085,683	1,085,683	—	20,980	1,057,204	7,499
Mortgage loans	86,104,239	86,638,528	—	—	—	86,104,239
Policy loans	130,700	130,700	—	—	130,700	—
Cash, cash equivalents and short-term investments	9,357,365	9,357,352	—	8,695,383	661,982	—
Derivative assets:
Options	6,756,740	4,338,015	—	—	6,756,740	—
Credit default swap	75,820	68,487	—	—	76,196	(376)
Interest rate swaps	100,683	463	—	12,913	87,770	—
Total return swaps	892	892	—	—	892	—
Futures	189,091	189,091	—	189,091	—	—
Currency swaps	557,144	589,727	—	—	557,144	—
Forwards	207,548	207,548	—	—	207,548	—
Swaptions	382	382	—	—	382	—
Equity warrants	1,148	1,148	—	—	—	1,148
Derivative collateral asset	655,644	655,644	—	655,644	—	—
Other invested assets	17,724,178	17,387,119	12,434,181		3,867,927	1,422,070
Separate account assets - variable products	206,645	206,645	—	—	206,645	—
Separate account assets - group annuity	39,580,470	42,617,549	1,702,590	2,537,012	26,396,025	8,944,843
Separate account assets - index-linked annuity	3,973,372	3,985,792	188,769	167,171	2,352,057	1,265,375
Total assets	$324,216,058	$327,763,300	$14,325,540	$26,678,251	$144,554,521	$138,657,746
Liabilities
Deposit-type contracts	$64,868,361	$64,259,784	$—	$—	$64,242,983	$625,378
Derivative liabilities:
Options	168,308	158,893	—	—	168,308	—
Interest rate swaps	11,469	3,683	—	11,469	—	—
Total return swaps	1,606	1,606	—	—	1,606	—
Futures	1,031	1,031	—	1,031	—	—
Currency swaps	1,237,479	1,219,505	—	—	1,237,479	—
Forwards	309,962	309,962	—	—	309,962	—
Derivative and other collateral	5,837,970	5,837,970	—	5,837,970	—	—
Repurchase agreements	5,045,980	5,045,980	—	—	5,045,980	—
Separate account liabilities - funding agreements	22,770,478	22,408,086	—	—	22,770,478	—
Separate account liabilities - group annuity deposit-type contracts	5,712	5,870	—	—	—	5,712
Separate account liabilities - group annuity derivatives	273,322	310,040	—	—	273,322	—
Separate account liabilities - index-linked annuity derivatives	26,258	26,280	—	—	26,258	—
Total liabilities	$100,557,936	$99,588,690	$—	$5,850,470	$94,076,376	$631,090
[1] Investments measured at NAV as a practical expedient in determining fair value have not been classified in the fair value hierarchy.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

	December 31, 2024
Type of Financial Instrument	Aggregate Fair Value	Admitted Values	NAV[1]	Level 1	Level 2	Level 3
Assets
Bonds	$125,885,142	$130,962,442	$—	$4,774,146	$93,657,013	$27,453,983
Preferred stock	1,821,817	1,819,311	—	143,650	843,107	835,060
Common stocks - unaffiliated	741,072	741,073	—	21,576	710,704	8,792
Mortgage loans	58,273,683	60,226,224	—	—	—	58,273,683
Policy loans	140,451	140,451	—	—	140,451	—
Cash, cash equivalents and short-term investments	9,764,737	9,764,163	—	8,746,076	859,325	159,336
Derivative assets:
Options	4,835,805	3,123,186	—	—	4,835,805	—
Credit default swaps	(509)	—	—	—	—	(509)
Interest rate swaps	(231,089)	1,394	—	(162,202)	(68,887)	—
Total return swaps	223	223	—	—	223	—
Futures	90,665	90,665	—	90,665	—	—
Currency swaps	1,077,930	977,141	—	—	1,077,930	—
Forwards	650,475	650,475	—	—	650,475	—
Swaptions	2,136	2,136	—	—	2,136	—
Equity warrants	405	405	—	—	—	405
Derivative collateral asset	579,393	579,393	—	579,393	—	—
Other invested assets	11,483,483	11,568,991	9,522,646	—	503,290	1,457,547
Separate account assets - variable products	135,679	135,679	—	—	135,679	—
Separate account assets - group annuity	40,326,648	44,313,961	1,964,880	1,828,004	26,380,545	10,153,219
Separate account assets - index-linked annuity	2,868,822	2,933,115	44,091	133,584	1,827,199	863,948
Total assets	$258,446,968	$268,030,428	$11,531,617	$16,154,892	$131,554,995	$99,205,464
Liabilities
Deposit-type contracts	$35,630,247	$36,359,016	$—	$—	$35,159,930	$470,317
Derivative liabilities:
Options	125,578	104,654	—	—	125,578	—
Interest rate swaps	28,224	7,035	—	28,224	—	—
Total return swaps	3,593	3,593	—	—	3,593	—
Futures	11,361	11,361	—	11,361	—	—
Currency swaps	895,773	711,288	—	—	895,773	—
Forwards	192,164	192,164	—	—	192,164	—
Derivative and other collateral	5,617,217	5,617,217	—	5,617,217	—	—
Repurchase agreements	5,625,701	5,625,701	—	—	5,625,701
Separate account liabilities - funding agreements	14,901,401	14,841,302	—	—	14,901,401	—
Separate account liabilities - group annuity deposit-type contracts	7,533	7,710	—	—	—	7,533
Separate account liabilities - group annuity derivatives	118,437	121,631	—	—	118,437	—
Separate account liabilities - index-linked annuity derivatives	3,878	3,710	—	—	3,878	—
Total liabilities	$63,161,107	$63,606,382	$—	$5,656,802	$57,026,455	$477,850
[1] Investments measured at NAV as a practical expedient in determining fair value have not been classified in the fair value hierarchy.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Bonds, preferred stocks, unaffiliated common stocks, cash equivalents, short-term investments, and other invested assets (surplus notes): Bonds, preferred stocks, cash equivalents, short-term investments, and surplus notes (included in other invested assets) classified as Level 2 are valued by commercially available vendors using observable inputs or inputs which can be corroborated by market data. Unaffiliated common stocks classified as Level 2 includes FHLB stock, which is carried at fair value and presumed to be at par value because it can only be redeemed by the bank. Bonds, short-term investments and unaffiliated common stock classified as Level 3 are valued using broker quotes or internal models containing significant unobservable inputs.

Mortgage loans: Mortgage loans classified as Level 3 are primarily valued based on estimated net cash flows to maturity, discounted at a rate based on the loan’s remaining weighted average life and credit quality, which contains significant unobservable inputs.

Policy loans: The fair value of policy loans classified as Level 2 is equal to the carrying value of the loans, which are collateralized by the cash surrender value of the associated insurance contract.

Cash, cash equivalents, short-term investments, and derivative collateral asset and liability: The fair value of cash, short-term investments (excluding those short-term investments classified as Level 2 described above), and derivative collateral (which is held entirely in cash) classified as Level 1 are valued using quoted market prices and carrying value approximates fair value.

Derivative assets and derivative liabilities: Derivatives classified as Level 1 are valued using quoted market prices on active exchanges. Derivatives classified as Level 2 are valued based on broker quotes corroborated through internal modeling using market observable data. Derivatives classified as Level 3 are valued utilizing non-corroborated broker quotes or internal modeling containing significant unobservable inputs.

Other invested assets (excluding surplus notes): For fixed-rate and variable-rate investments included in other invested assets classified as Level 3, fair value approximates the carrying value in the accompanying balance sheets. Certain assets included within other invested assets classified as Level 3 are valued based on cost. The Company's investment in AAA and other joint venture and partnership interests included within other invested assets are not classified in the fair value hierarchy and are reported in the NAV column, which is the practical expedient in determining fair value. NAV is adjusted for contribution and distribution activity to roll forward the NAV to the balance sheet date. At December 31, 2025, the Company's general and separate accounts have $5,523,744 unfunded commitments to invest in AAA and other joint venture and partnership interests.

Separate account assets - variable products: Separate account assets classified as Level 2 are valued based on the fair value of the underlying funds.

Separate account assets - group annuity and index-linked annuity: Separate account assets classified as Level 1, 2 and 3 or included in the NAV column are valued using the same fair value assumptions and methods utilized in the general account.
Deposit-type contracts (including separate account group annuity and funding agreements): Deposit-type contracts classified as Level 3 include SPIA and supplemental contracts. Fair value of SPIA and supplemental contracts, including separate account group annuity contracts, are calculated by discounting best estimate cash flows based on market interest rate assumptions. Fair value of the funding agreements are calculated by discounting future cash flows using market rates on the valuation date, and are classified as Level 2.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Repurchase agreements - The carrying value of the repurchase agreements liability approximates fair value and is reported as Level 2.

7.    Reinsurance
Reinsurance allows life insurance companies to share risk on a case-by-case or aggregated basis with other insurance and reinsurance companies.  The Company generally reinsures the majority of in force and all future annuity business, after the impacts of all other reinsurance are applied, on a quota share modified coinsurance or coinsurance funds withheld basis to AARe, an affiliated reinsurer domiciled in Bermuda. Under modified coinsurance, all assets and liabilities are retained by the ceding company, and the reinsurer is required to indemnify the ceding company on the reinsurer’s share of the assets and liabilities. The Company's funding agreements are generally reinsured on a modified coinsurance basis to AARe.  In addition, any life insurance blocks previously written by the Company are generally sold or completely reinsured to another life insurance company.
The Company’s ceded reinsurance arrangements reduced certain items in the accompanying financial statements for the years ended December 31, 2025, 2024, and 2023, by the following amounts:

	2025	2024	2023
Premiums	$35,780,892	$32,174,847	$39,983,744
Policy and contract liabilities	74,388,788	62,236,931	12,087,176
Life insurance in force ceded under risk sharing arrangements at December 31, 2025 and 2024, totaled $15,459,765 and $17,062,518, respectively. The Company enters into trust agreements with reinsurers as security in support of the reserves ceded to these reinsurers.

The Company recorded reinsurance recoveries in the amount of $5,341,469, $5,061,872, and $4,384,235 during 2025, 2024, and 2023, respectively.

The following table illustrates the amounts the Company assumed under reinsurance treaties for the years ended December 31, 2025, 2024, and 2023:

	2025	2024	2023
Premiums	$8,188,561	$2,790,570	$4,076,814
Policy and contract liabilities	21,114,165	15,137,303	13,798,423

Gains on cession of in force blocks of business are to be accounted for in accordance with Appendix A-791 of the NAIC Accounting Practices and Procedures Manual which requires that any increase in surplus (net of federal income tax) resulting from reinsurance agreements entered into or amended which involve the reinsurance of business issued prior to the effective date of the agreements shall be deferred and identified separately as a surplus item by the ceding company.  Subsequent recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured. Based on the emergence of earnings of previous reinsurance of in force blocks of business in 2025, 2024 and 2023, $17,376, $13,782, and $12,251, respectively, was amortized into income.

The Company is liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event the assuming companies are unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely. The Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk. The Company is not aware

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
of any issues surrounding the financial condition of its reinsurers that would have a material impact on the Company.

Annuity Reinsurance
The Company entered into a modified coinsurance agreement effective January 1, 2024 with AARe pursuant to which it cedes a quota share of certain of the Company’s retail annuity business issued on or after January 1, 2024.  Modified coinsurance reserves ceded to AARe under this agreement were $5,745,786 and $3,954,946 as of December 31, 2025 and 2024, respectively.

The Company entered into a modified coinsurance agreement effective January 1, 2023 with AARe pursuant to which it cedes a quota share of certain of the Company’s retail annuity business issued on or after January 1, 2023. Effective July 1, 2024, the agreement was amended to convert the basis of reinsurance from modified coinsurance to coinsurance funds withheld. In connection with this amendment, the Company paid AARe a $260,000 ceding commission. The Company has recognized a reserve credit of $65,263,421 and $50,135,336 and reported funds held under reinsurance of $65,543,637 and $50,299,856 as of December 31, 2025 and 2024, respectively, for this agreement.

Effective January 1, 2023, the Company entered into a modified coinsurance agreement with AARe, pursuant to which it cedes a quota share of certain funding agreements issued after the effective date of the treaty in both the general and separate accounts. Modified coinsurance reserves ceded to AARe under this agreement were $16,353,293 and $4,089,636 as of December 31, 2025 and 2024, respectively.

Effective January 1, 2023, the Company entered into a modified coinsurance agreement with AARe, pursuant to which it cedes a quota share of certain pension group annuity business issued after the effective date of the treaty. Modified coinsurance reserves ceded to AARe were $857,578 and $1,083,033 as of December 31, 2025 and 2024, respectively.

Effective June 12, 2023, the Company entered into a coinsurance agreement with USAA Life Insurance Company (USAA) to assume a quota share of multi-year guaranteed annuities issued by USAA on or after the effective date of the treaty. Effective August 21, 2023, an amendment was made to the existing treaty to assume a quota share of fixed indexed annuities issued by USAA on or after the effective date of the amended treaty. The Company retrocedes 80% of this block of business to AARe under an existing modified coinsurance treaty. Assumed reserves were $8,745,003 and $2,716,522 at December 31, 2025 and 2024, respectively, of which $6,996,002 and $2,173,218 represented modified coinsurance reserves ceded to AARe at December 31, 2025 and 2024, respectively.

Effective October 1, 2016, the Company entered into a coinsurance agreement with Hannover Life Reassurance Company of America (Hannover).  The agreement cedes a quota share of certain benefits of fixed indexed annuity products. Effective July 1, 2023, the Company amended the coinsurance agreement to modify the quota share of benefits. The quota share was further modified via an amendment on October 1, 2024. On the effective date of each amendment, the Company recognized a reserve credit of $139,145 in 2024 and $284,216 in 2023 equal to the difference between the existing reserves on in force policies ceded to Hannover and the reserve calculated under the amended agreement. As each amended agreement covers business issued prior to the effective date, the initial after-tax gain net of affiliated reinsurance impacts of $21,614 in 2024 and $34,484 in 2023 was recognized directly in surplus and will be amortized into income in accordance with Appendix A-791 of the NAIC Accounting Practices and Procedures Manual. The Company has recognized a reserve credit of $4,046,483 and $2,759,545 for this agreement as of December 31, 2025 and 2024, respectively. In addition, the Company maintains a liability equal to $589,676 and $410,225 as of December 31, 2025 and 2024, respectively, which is reported within other reinsurance liability on the balance sheets.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Effective July 1, 2022, the Company entered into a quota share coinsurance agreement with Protective Life Insurance Company (Protective) to assume a quota share of fixed indexed annuities and multi-year guaranteed annuities issued by Protective on or after the effective date of the treaty. The Company also entered into a retrocession modified coinsurance agreement with AARe effective July 1, 2022 to cede 80% of this block of business to AARe. Assumed reserves were $3,169,029 and $1,012,996 at December 31, 2025 and 2024, respectively, of which $2,535,223 and $810,397 represented modified coinsurance reserves ceded to AARe at December 31, 2025 and 2024, respectively.

Effective January 1, 2022, the Company entered into a modified coinsurance agreement with AARe, pursuant to which it cedes a quota share, specified by the Company, of certain of the Company’s retail annuity business issued on or after the effective date through December 31, 2022. This treaty is applied after the impacts of third party reinsurance. Modified coinsurance reserves were $2,263,362 and $2,774,587 as of December 31, 2025 and 2024, respectively.

Effective June 1, 2020, the Company entered into a modified coinsurance agreement with AARe to cede a quota share of all in force and certain future funding agreements in both the general and separate accounts. Modified coinsurance reserves for this agreement were $22,982,198 as of December 31, 2024. Effective July 1, 2025, the Company amended this treaty to consolidate it with another legacy funding agreement funds withheld agreement with AARe. As of December 31, 2024, the Company recognized a reserve credit of $4,075,227 and reported funds held under reinsurance for the legacy funds withheld agreement of $4,064,144. Modified coinsurance reserves for the combined agreement were $31,944,573 as of December 31, 2025.

Effective June 1, 2020, the Company entered into another modified coinsurance agreement with AARe to cede a quota share of certain future funding agreements. Modified coinsurance reserves for this agreement were $5,730,168 and $5,506,892 as of December 31, 2025 and 2024, respectively.

Effective July 1, 2019, the Company entered into a modified coinsurance agreement with AARe to cede 80% of certain index-linked deferred annuity business issued on or after the effective date of the treaty. The agreement is on a modified coinsurance basis, under which the Company retains the reserves and supporting assets relating to this business. These reserves and assets are held in a separate account and the reinsurance is recorded in the corresponding separate account. Modified coinsurance reserves for this agreement were $5,151,614 and $3,564,640 as of December 31, 2025 and 2024, respectively.

Effective January 1, 2018, the Company entered into a modified coinsurance agreement with AARe to cede 80% quota share of certain PGA business issued on or after April 1, 2017. The agreement is on a modified coinsurance basis, under which the Company retains the reserves and supporting assets relating to this business.  These reserves and assets are held in one or more separate accounts and the reinsurance is recorded in the corresponding separate account.  Modified coinsurance reserves for this agreement were $7,527,642 and $7,236,238 as of December 31, 2025 and 2024, respectively.

Effective September 17, 2018, the Company entered into a coinsurance agreement with Brighthouse Life Insurance Company (Brighthouse) to assume a quota share of certain multi-year guaranteed annuity policies issued by Brighthouse on or after the effective date of the treaty. This treaty was closed to new business effective April 30, 2024.  The Company retrocedes 80% of this block to AARe under a modified coinsurance agreement. Assumed reserves were $4,783,119 and $6,371,968 at December, 31 2025 and 2024, respectively, of which $3,826,495 and $5,097,574 represented modified coinsurance reserves ceded to AARe at December 31, 2025, and 2024, respectively.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Effective June 1, 2018, the Company entered into three quota share reinsurance agreements, two coinsurance and one modified coinsurance, with Venerable Insurance and Annuity Company (VIAC) to assume a 20% quota share of all fixed annuity and guaranteed minimum income benefit rider policies issued by VIAC prior to the effective date of the treaty. Effective July 1, 2023, VIAC recaptured $564,137 of payout annuity reserves assumed by the Company under the two coinsurance agreements and the Company recognized a $29,272 pretax gain upon settlement of the recapture agreement. Assumed reserves on the coinsurance treaties were $1,030,833 and $1,270,414 at December 31, 2025 and 2024, respectively, and modified coinsurance reserves held at VIAC for business assumed by the Company were $28,062 and $32,859 at December 31, 2025 and 2024, respectively.
Effective April 1, 2019, the Company entered into a modified coinsurance agreement with AARe to cede 80% quota share of certain PGA business issued on or after the effective date of the treaty. The agreement is on a modified coinsurance basis, under which the Company retains the reserves and supporting assets relating to this business. These reserves and assets are held in one or more separate accounts and the reinsurance is recorded in the corresponding separate account. Modified coinsurance reserves at December 31, 2025 and 2024 were $24,887,919 and $26,337,949, respectively.

Effective January 1, 2018, the Company entered into a modified coinsurance agreement with AARe to cede 80% of all fixed spread annuity and fixed spread life insurance business in force as of October 1, 2013.  Modified coinsurance reserves at December 31, 2025 and 2024 were $414,610 and $472,903, respectively.

Effective January 1, 2018, the Company entered into a modified coinsurance agreement with AARe. The agreement ceded a quota share of certain in force and future annuity business after the effective date of the treaty. Effective July 1, 2025, the Company amended this treaty to consolidate it with another modified coinsurance treaty with AARe. This treaty was applied after the impacts of all other reinsurance agreements were applied. Modified coinsurance reserves for the consolidated treaty at December 31, 2025 and 2024 were $51,226,397 and $48,999,519, respectively.

Effective August 1, 2017, the Company entered into a variable quota share coinsurance agreement with The Lincoln National Life Insurance Company (LNL) to assume a percentage of LNL’s multi-year guaranteed annuity and fixed indexed annuity business issued on or after the effective date of the treaty.  The Company retrocedes 80% of the assumed business to AARe under a modified coinsurance agreement. Assumed reserves were $281,020 and $464,375 at December 31, 2025 and 2024, respectively, of which $224,816 and $371,500 represented modified coinsurance reserves ceded at December 31, 2025 and 2024, respectively.

Effective August 30, 2013, the Company entered into a reinsurance agreement with STAR, an affiliated reinsurer. The agreement ceded, through coinsurance, all annuity contracts issued by the Company (and its predecessor by merger, Aviva Life Insurance Company) to Aviva London Assignment Corporation, a former affiliated entity. The Company has taken a reserve credit of $966,080 and $992,442 for this agreement as of December 31, 2025 and 2024, respectively.

Effective April 1, 2014, AADE entered into a reinsurance agreement with STAR to assume a 20% quota share of a block of annuities under a coinsurance funds withheld reinsurance agreement. Prior to the merger of the Company and AADE, STAR recaptured this agreement effective July 1, 2024.  In connection with the recapture, AADE paid a $40,138 commission, recorded $218,075 of negative assumed premiums and deposits, and released $201,247 of policy and contract liabilities and $16,828 of interest maintenance reserves.  The impact of the recapture is reflected in the merged financial statements.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Effective December 31, 2012, the Company entered into a coinsurance funds withheld agreement to assume 90% of AANY's annuity business. The Company retrocedes 89% of this block to AARe under a modified coinsurance agreement. Assumed reserves were $2,714,555 and $2,855,918 at December 31, 2025 and 2024, respectively, of which $2,415,954 and $2,541,767 represented modified coinsurance reserves ceded at December 31, 2025 and 2024, respectively.
Effective November 1, 2012, the Company entered into a coinsurance agreement with Liberty Bankers Life Insurance Company to assume 100% of an annuity block of business. The Company retrocedes 80% of this block to AARe under a modified coinsurance agreement. Assumed reserves were $32,201 and $40,281 at December 31, 2025 and 2024, respectively, of which $25,761 and $32,225 represented modified coinsurance reserves ceded at December 31, 2025 and 2024, respectively.
Effective December 16, 2011, the Company entered into an agreement with Transamerica Life Insurance Company to assume on a coinsurance basis 28.3% of a certain block of deferred annuity business. The Company retrocedes 80% of the assumed annuity business to AARe under a modified coinsurance agreement. Assumed reserves were $205,178 and $246,440 at December 31, 2025 and 2024, respectively, of which $164,143 and $197,152 represented modified coinsurance reserves ceded at December 31, 2025 and 2024, respectively.
Life Reinsurance
The Company entered into a reinsurance agreement on December 15, 2011 with Athene Re IV, an affiliated reinsurer. The agreement ceded, through funds withheld coinsurance, all policy liabilities of the regulatory closed block of the former AmerUs Life Insurance Company, a predecessor of the Company (the Closed Block). The Closed Block consists of participating whole life insurance, term life insurance, and dividend-paying universal life insurance. The Closed Block was formed on June 30, 1996 for the protection of dividend interests on dividend-paying policies. The formation of the Closed Block coincided with AmerUs Life’s reorganization into a mutual holding company whereby AmerUs Life became a stock life insurance company, initially owned by American Mutual Holding Company. The Company has taken a reserve credit of $1,192,260 and $1,243,471 for this agreement as of December 31, 2025 and 2024, respectively. Funds held under reinsurance with unauthorized reinsurers for this agreement was $1,151,367 and $1,194,280 as of December 31, 2025 and 2024, respectively.

On April 29, 2011, the Company's predecessor by merger, AADE, reinsured substantially all of it's life and health business, primarily to Protective Life Insurance Company under a coinsurance agreement. As of December 31, 2025 and 2024, the Company recognized a reserve credit of $1,153,910 and $1,198,859, respectively, on this business.

The Company entered into an assumption reinsurance agreement on October 1, 2013 with Accordia Life and Annuity Company (Accordia). The agreement ceded, through coinsurance, all open block life insurance contracts issued by the Company, with the exception of Enhanced Guarantee universal life insurance products. The Company has taken a reserve credit of $1,017,897 and $1,033,435 for this agreement as of December 31, 2025 and 2024, respectively. The AmerUs Life Insurance Company regulatory closed block has been ceded to Accordia (net of existing reinsurance) under this reinsurance agreement. As of December 31, 2025 and 2024, the aforementioned reinsurance between the Company and Athene Re IV remains in place, resulting in no amounts ceded to Accordia.

The Company entered into a reinsurance agreement on October 1, 2013 with Accordia. The agreement ceded, through coinsurance, all policy liabilities of the former Indianapolis Life Insurance Company regulatory closed block. The Company has taken a reserve credit of $511,328 and $532,786 for this agreement as of December 31, 2025 and 2024, respectively.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
During 2025 and 2024, the Company novated 474 and 1,067 life policies, respectively, with statutory policy reserves of $31,498 and $49,034, respectively, to Accordia. These policies were previously 100% ceded to Accordia through the open block assumption reinsurance agreement discussed above, and therefore the novation had no impact on the Company’s balance sheet, income or capital and surplus position.

The Company cedes policies to Accordia and Athene Re IV, included in treaties noted above, that fall under the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation.  The primary securities backing the reinsurance contracts related to these policies are greater than or equal to required levels as set forth by Appendix A-785 of the NAIC Accounting Practices and Procedures Manual.

The Company's reinsurance agreements do not require disclosure under paragraphs 78 through 84 of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance.

8.    Life, Annuity and Deposit-Type Actuarial Reserves
Withdrawal characteristics of annuity and deposit-type actuarial reserves are as follows:
Individual Annuities

	December 31, 2025
		Separate	Separate
	General	Accounts with	Account Non-		Percentage
	Account	Guarantees	Guaranteed	Total	of Total
Subject to discretionary withdrawal:
With market value adjustment	$131,375,827	$6,439,518	$—	$137,815,345	73.9%
At book value, less surrender charge of 5% or more	21,935,905	—	—	21,935,905	11.8
At fair value	—	—	192,020	192,020	0.1
Total with market value adjustment or at fair value	153,311,732	6,439,518	192,020	159,943,270	85.8
At book value without adjustment (minimal or no charge or adjustment)	23,912,561	—	—	23,912,561	12.8
Not subject to discretionary withdrawal	2,691,736	—	—	2,691,736	1.4
Total (gross: direct + assumed)	179,916,029	6,439,518	192,020	186,547,567	100.0%
Less: Reinsurance ceded	(70,146,568)	—	—	(70,146,568)
Total (net)	$109,769,461	$6,439,518	$192,020	$116,400,999

The amount included above in the at book value, less surrender charge of 5% or more line that will move to the at book value without adjustment line in the year subsequent to the balance sheet date is $2,454,807.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

	December 31, 2024
		Separate	Separate
	General	Account with	Account Non-		Percentage
	Account	Guarantees	Guaranteed	Total	of Total
Subject to discretionary withdrawal:
With market value adjustment	$107,349,847	$—	$4,455,800	$111,805,647	72.6%
At book value, less surrender charge of 5% or more	17,609,587	—	—	17,609,587	11.4
At fair value	—	5,077	118,526	123,603	0.1
Total with market value adjustment or at fair value	124,959,434	5,077	4,574,326	129,538,837	84.1
At book value without adjustment (minimal or no charge or adjustment)	21,810,286	—	—	21,810,286	14.2
Not subject to discretionary withdrawal	2,596,454	—	—	2,596,454	1.7
Total (gross: direct + assumed)	149,366,174	5,077	4,574,326	153,945,577	100.0%
Less: Reinsurance ceded	(53,749,326)	—	—	(53,749,326)
Total (net)	$95,616,848	$5,077	$4,574,326	$100,196,251

Group Annuities

	December 31, 2025
		Separate	Separate
	General	Accounts with	Account Non-		Percentage
	Account	Guarantees	Guaranteed	Total	of Total
Subject to discretionary withdrawal:
With market value adjustment	$—	$2,636,989	$—	$2,636,989	6.2%
At book value, less surrender charge of 5% or more	38,875	—	—	38,875	0.1
Total with market value adjustment or at fair value	38,875	2,636,989	—	2,675,864	6.3
At book value without adjustment (minimal or no charge or adjustment)	711,432	137,738	—	849,170	1.9
Not subject to discretionary withdrawal	46,881	38,810,827	—	38,857,708	91.8
Total (gross: direct + assumed)	797,188	41,585,554	—	42,382,742	100.0%
Less: Reinsurance ceded	—	—	—	—
Total (net)	$797,188	$41,585,554	$—	$42,382,742

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

	December 31, 2024
		Separate	Separate
	General	Accounts with	Account Non-		Percentage
	Account	Guarantees	Guaranteed	Total	of Total
Subject to discretionary withdrawal:
With market value adjustment	$35,695	$2,817,302	$—	$2,852,997	6.4%
At book value, less surrender charge of 5% or more	32,756	—	—	32,756	0.1
Total with market value adjustment or at fair value	68,451	2,817,302	—	2,885,753	6.6
At book value without adjustment (minimal or no charge or adjustment)	809,687	113,588	—	923,275	2.0
Not subject to discretionary withdrawal	51,541	40,382,925	—	40,434,466	91.4
Total (gross: direct + assumed)	929,679	43,313,815	—	44,243,494	100.0%
Less: Reinsurance ceded	—	—	—	—
Total (net)	$929,679	$43,313,815	$—	$44,243,494

Deposit-Type Contracts (no life contingencies)

	December 31, 2025
		Separate	Separate
	General	Account with	Account Non-		Percentage
	Account	Guarantees	Guaranteed	Total	of Total
Subject to discretionary withdrawal:
At book value without adjustment (minimal or no charge or adjustment)	13,308	—	—	13,308	—%
Not subject to discretionary withdrawal	64,463,610	22,413,956	—	86,877,566	100.0
Total (gross: direct + assumed)	64,476,918	22,413,956	—	86,890,874	100.0%
Less: Reinsurance ceded	(217,134)	—	—	(217,134)
Total (net)	$64,259,784	$22,413,956	$—	$86,673,740

	December 31, 2024
		Separate	Separate
	General	Account with	Account Non-		Percentage
	Account	Guarantees	Guaranteed	Total	of Total
Subject to discretionary withdrawal:
At book value without adjustment (minimal or no charge or adjustment)	$13,497	$—	$—	$13,497	—%
Not subject to discretionary withdrawal	40,650,323	14,849,012	—	55,499,335	100.0
Total (gross: direct + assumed)	40,663,820	14,849,012	—	55,512,832	100.0%
Less: Reinsurance ceded	(4,304,804)	—	—	(4,304,804)
Total (net)	$36,359,016	$14,849,012	$—	$51,208,028

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
A reconciliation of total annuity and deposit-type actuarial reserves is as follows:

	December 31,
	2025	2024
General Account:
Annuity reserves	$110,240,030	$96,225,542
Supplementary contracts with life contingencies	326,620	320,985
Deposit-type contracts	64,259,784	36,359,016
Separate Accounts:
Annuity reserves	48,217,091	47,893,218
Deposit-type contracts	22,413,956	14,849,012
Total annuity and deposit-type actuarial reserves	$245,457,481	$195,647,773

Account value, cash value and reserves for life insurance by withdrawal characteristics is as follows:

	December 31, 2025
	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1,557,330	$1,587,557	$—	$—	$—
Universal life	753,897	764,934	778,675	—	—	—
Universal life with secondary guarantees	5,177	5,116	39,818	—	—	—
Indexed universal life	183,612	182,668	158,876	—	—	—
Indexed universal life with secondary guarantees	229,131	226,895	606,493	—	—	—
Other permanent cash value life insurance	18,960	602,464	663,805	—	—	—
Variable universal life	3,118	3,118	3,118	13,078	13,078	12,109
Not subject to discretionary withdrawal or no cash values:
Term Policies without cash value	—	—	98,837	—	—	—
Accidental death benefits	—	—	2,815	—	—	—
Disability - active lives	—	—	8,124	—	—	—
Disability - disabled lives	—	—	15,940	—	—	—
Miscellaneous reserves	—	—	66,876	—	—	—
Total (gross: direct + assumed)	1,193,895	3,342,525	4,030,934	13,078	13,078	12,109
Less: Reinsurance ceded	(1,145,498)	(3,294,066)	(3,981,834)	—	—	—
Total (net)	$48,397	$48,459	$49,100	$13,078	$13,078	$12,109

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

	December 31, 2024
	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$1,624,106	$1,656,085	$—	$—	$—
Universal life	790,153	800,733	814,764	—	—	—
Universal life with secondary guarantees	5,642	5,493	38,933	—	—	—
Indexed universal life	189,653	194,102	163,077	—	—	—
Indexed universal life with secondary guarantees	239,100	234,931	608,253	—	—	—
Other permanent cash value life insurance	19,847	625,384	690,310	—	—	—
Variable universal life	3,204	3,204	3,204	13,023	13,023	12,004
Not subject to discretionary withdrawal or no cash values:
Term Policies without cash value	—	—	122,291	—	—	—
Accidental death benefits	—	—	2,949	—	—	—
Disability - active lives	—	—	7,503	—	—	—
Disability - disabled lives	—	—	16,586	—	—	—
Miscellaneous reserves	—	—	65,465	—	—	—
Total (gross: direct + assumed)	1,247,599	3,487,953	4,189,420	13,023	13,023	12,004
Less: Reinsurance ceded	(1,193,509)	(3,433,801)	(4,134,442)	—	—	—
Total (net)	$54,090	$54,152	$54,978	$13,023	$13,023	$12,004

A reconciliation of total life actuarial reserves, net of reinsurance, is as follows:

	December 31,
	2025	2024

Life insurance	$47,634	$53,368
Accidental death benefits	1	1
Disability - active lives	(2)	(2)
Disability - disabled lives	18	19
Miscellaneous reserves	1,449	1,592
Life reserves - variable life separate account	12,109	12,004
Total life actuarial reserves	$61,209	$66,982

As of December 31, 2025 and 2024, the Company had insurance in force of $1,790,666 and $1,714,738, respectively, for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Iowa. Reserves to cover this shortfall in premium were $30,928 and $27,252 at December 31, 2025 and 2024, respectively.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
9.    Borrowed Money and Funding Agreements

Liquidity Facility
On June 27, 2025, AHL, AARe, Athene Life Re Ltd. and the Company entered into a revolving credit agreement with a syndicate of banks and Wells Fargo Bank, National Association, as administrative agent (Liquidity Facility). The Liquidity Facility is unsecured and has a commitment termination date of June 26, 2026, subject to any extensions of additional 364-day periods with consent of extending lenders and/or “term-out” of outstanding loans (by which, at our election, the outstanding loans may be converted to term loans which shall have a maturity of up to one year after the original maturity date), in each case in accordance with the terms of the Liquidity Facility. In connection with the Liquidity Facility, AARe guaranteed all of the obligations of each other borrower under the Liquidity Facility and the related loan documents. The Liquidity Facility will be used for liquidity and working capital needs to meet short-term cash flow and investment timing differences. The borrowing capacity under the Liquidity Facility is $2.6 billion, subject to being increased up to $3.1 billion in total on the terms described in the Liquidity Facility. The Liquidity Facility contains various standard covenants with which we must comply, including the following: 1) AARe minimum consolidated net worth of no less than $23.2 billion; and 2) restrictions on our ability to incur liens, with certain exceptions.

Interest accrues on outstanding borrowings at either the adjusted term secured overnight financing rate plus a margin or the base rate plus a margin, with applicable margin varying based on AARe’s financial strength rating. Rates and terms are as defined in the Liquidity Facility. As of December 31, 2025, the Company had no amounts outstanding under the Liquidity Facility and was in compliance with all financial covenants under the facility.

Promissory Note
Effective May 1, 2021, the Company entered into an unsecured revolving promissory note (the Promissory Note), with Athene USA Corporation (AUSA) and certain of AUSA’s other subsidiaries, pursuant to which the Company and other borrower parties thereto may borrow up to $200,000 from AUSA. The Promissory Note has a 5-year term and was approved by the Iowa Department. Interest shall accrue on the principal balance from time to time outstanding at a rate per annum equal to 2.085%. The Company shall pay such interest in arrears quarterly on the last day of each March, June, September and December, on any day any portion of the principal balance is repaid or prepaid.  No amounts were drawn during the year ended December 31, 2025 and December 31, 2024. No interest expense was incurred by the Company during the years ended December 31, 2025, 2024 and 2023.

Funding Agreements
The Company has entered into a purchase agreement, pursuant to which Athene Global Funding, a special-purpose non-affiliated statutory-trust, may offer senior secured medium-term notes under a funding agreement backed notes (FABN) program. The authorized program amount of $45,000,000 may be increased from time to time, subject to compliance with the relevant provisions of the amended and restated purchase agreement currently in effect. Athene Global Funding uses the net proceeds from the sale of each series of medium-term notes to purchase one or more funding agreements issued from the Company.

The Company has issued funding agreements to Athora Lebensversicherung AG (ALV), an affiliated German company, and to various institutions via direct issuances (Direct FA).

The Company has established a secured funding agreement backed repurchase agreement (FABR) program, in which a special-purpose, unaffiliated entity enters into repurchase agreements with a bank and the proceeds of the repurchase agreements are used by the special purpose entity to purchase funding agreements from the Company.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Through its membership in the FHLB, the Company is eligible to borrow under fixed or floating rate short-term arrangements to provide additional liquidity. Total available borrowings are determined by the amount of collateral pledged, but cannot exceed 20% to 40% of the Company’s total assets dependent upon the internal credit rating. These borrowings are accounted for as borrowed money under SSAP No. 15, Debt and Holding Company Obligations. During 2025 and 2024, the Company borrowed no amounts in the general and separate accounts. No interest expense was incurred by the Company during the years ended December 31, 2025, 2024 and 2023.

The Company has issued funding agreements to the FHLB in exchange for cash advances in both the general account and the separate account. FHLB funding agreements held in the separate account have a principal balance of $22,701,200 and $15,001,200 at December 31, 2025 and 2024, respectively. FHLB funding agreements held in the general account have a principal balance of $570,000 and $570,000 as of December 31, 2025 and 2024.

As part of these agreements, the Company holds $10,000 in FHLB Class B Membership Stock and $1,047,204 in FHLB Activity Stock in the general account. The Class B Membership Stock is not eligible for redemption. The FHLB funding agreements in the general and separate account are collateralized by general account and separate account assets with a book adjusted carrying value of $43,563,085 and $30,038,449 and fair value of $43,386,185 and $28,847,908 at December 31, 2025 and 2024, respectively.

The following table presents the outstanding funding agreement contracts issued by the Company:

	December 31,
	2025			2024
	Fixed	Floating	Total	Fixed	Floating	Total
Funding Agreements
ALV	$29,378	$—	$29,378	$56,964	$—	$56,964
FABN	28,326,944	6,240,170	$34,567,114	21,918,278	2,229,633	24,147,911
FHLB	17,021,200	6,250,000	$23,271,200	10,871,200	4,700,000	15,571,200
FABR	—	20,950,000	$20,950,000	—	12,000,000	12,000,000
Direct FA	6,096,926	191,546	6,288,472	2,791,631	95,341	2,886,972
Total	$51,474,448	$33,631,716	$85,106,164	$35,638,073	$19,024,974	$54,663,047

The weighted average interest rate on all funding agreements was 4.38% and 4.35% at December 31, 2025 and 2024, respectively.

The reserve established by the Company for FHLB funding agreements held in the separate account was $22,408,086 and $14,841,302 at December 31, 2025 and 2024, respectively. These are included in separate account liabilities on the balance sheets. The reserve established by the Company for general account funding agreements was $63,050,231 and $39,940,806 at December 31, 2025 and 2024, respectively, which was reported as deposit-type contracts on the balance sheets. The Company uses the funding agreements funds in an investment spread strategy. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company's strategy to utilize these funds for operations, and any funds obtained for use in general operations would be accounted for consistent with SSAP No. 15 as borrowed money.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
The Company incurred interest expense of $2,142,232, $1,191,781, and $722,914 on funding agreements in the general account and $828,547, $423,223, and $186,087 on the funding agreements in the separate account during the years ended December 31, 2025, 2024 and 2023, respectively.

The scheduled maturities of the funding agreements are as follows:

2026	$12,270,942
2027	14,493,726
2028	15,547,807
2029	9,094,066
2030	10,228,552
Thereafter	23,471,071
Total	$85,106,164

As discussed in Note 7, the Company's funding agreements are ceded to AARe under modified coinsurance agreements.

10.    Federal Income Taxes
Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	2025	2024	2023

Federal income tax expense (benefit) on operations	$(186,034)	$(222,705)	$452,495
Federal income tax expense (benefit) on net realized capital gain (loss)	12,105	(1,751)	(20,251)
Federal income tax expense (benefit) on operations - prior period	—	18,161	70,481
Total current federal income tax expense (benefit)	$(173,929)	$(206,295)	$502,725
The Company determines admitted DTAs under paragraph 11 of SSAP No. 101, which allows a DTA to be admitted where existing deductible temporary differences are expected to be realized within three years of the balance sheet date. DTAs are limited to:
1.The amount of federal capital gains taxes paid in prior years that can be recovered through capital loss carrybacks, not to exceed three years, including any amounts established in accordance with the provision of SSAP No. 5, Liabilities, Contingencies and Impairments of Assets.
2.If risk-based capital thresholds described in paragraph 11.b. of SSAP No. 101 are exceeded, paragraph 11.b.i. allows a reporting entity to admit DTAs that are expected to be realized within three years of the balance sheet date, subject to a 15% limitation of adjusted capital and surplus described in paragraph 11.b.ii. Since the Company’s Risk-Based Capital Authorized Control Level without regard to admitted DTAs is greater than 300%, the applicable period is three years and the applicable percentage is 15% as of December 31, 2025, plus
3.Any remaining DTAs can be offset against existing DTLs after due consideration of character and reversal patterns of temporary differences.
Adjusted gross DTAs exceeding the above limitations are nonadmitted.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Pursuant to SSAP No. 101, paragraph 7.e., gross DTAs are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the gross DTAs will not be realized. The Company expects to fully realize all of its DTAs. As of December 31, 2025 and 2024, the Company has not established a valuation allowance against DTAs.
The admitted DTAs are summarized as follows:

	December 31,
	2025		2024
	Limitation	Admitted	Limitation	Admitted

Admitted pursuant to 11.a. - loss carrybacks		$—		$—
Realization per 11.b.i. - applicable period limitation	$417,544		$206,585
Realization per 11.b.ii. - applicable percentage limitation	555,636		553,871
Admitted pursuant to lesser of 11.b.i. or 11.b.ii - realization test		417,544		206,585
Admitted pursuant to 11.c. - DTL offset		910,319		437,193
Total admitted adjusted gross DTA		$1,327,863		$643,778

The Authorized Control Level Risk-Based Capital (excluding DTAs) percentage used for determining the above applicable period limitation and applicable percentage limitation was 833% and 815% for the years ended December 31, 2025 and 2024, respectively.
No tax planning strategies have been used to recognize net admitted DTAs for the periods ending December 31, 2025 and 2024.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
The tax effects of temporary differences that give rise to DTAs and DTLs are as follows:

	December 31, 2025				December 31, 2024			Change
	Ordinary		Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
DTAs
Policyholder reserves	$749,573		$—	$749,573	$753,371	$—	$753,371	$(3,798)	$—	$(3,798)
Investments	400,048		37,787	437,835	114,536	30,511	145,047	285,512	7,276	292,788
Deferred acquisition costs	371,351		—	371,351	290,432	—	290,432	80,919	—	80,919
Policyholder dividends accrual	5		—	5	5	—	5	—	—	—
Fixed assets	3		—	3	3	—	3	—	—	—
Compensation and benefits accrual	56		—	56	55	—	55	1	—	1
Receivable nonadmitted	1,649		—	1,649	1,530	—	1,530	119	—	119
Tax goodwill	98		—	98	294	—	294	(196)	—	(196)
Tax credit carryforward	31,648		—	31,648	$—	—	—	31,648	—	31,648
Other (Including items <5% of total ordinary tax assets)	70,560	—	—	70,560	48,382	—	48,382	22,178	—	22,178
Total gross DTAs	1,624,991		37,787	1,662,778	1,208,608	30,511	1,239,119	416,383	7,276	423,659
Nonadmitted DTAs	(319,830)		(15,085)	(334,915)	(588,715)	(6,626)	(595,341)	268,885	(8,459)	260,426
Admitted DTAs	1,305,161		22,702	1,327,863	619,893	23,885	643,778	685,268	(1,183)	684,085
DTLs
Investments	(873,114)		(22,702)	(895,816)	(358,075)	(23,885)	(381,960)	(515,039)	1,183	(513,856)
Deferred and uncollected premiums	(843)		—	(843)	(908)	—	(908)	65	—	65
Policyholder reserves	(12,752)		—	(12,752)	(54,325)	—	(54,325)	41,573	—	41,573
Other	(908)		—	(908)	—	—	—	(908)	—	(908)
Total DTLs	(887,617)		(22,702)	(910,319)	(413,308)	(23,885)	(437,193)	(474,309)	1,183	(473,126)
Net admitted DTA/(DTL)	$417,544		$—	$417,544	$206,585	$—	$206,585	$210,959	$—	$210,959
The change in net deferred income taxes is comprised of the following (this analysis is exclusive of the tax effect of unrealized capital gains and losses as the deferred taxes on unrealized gains and losses are reported separately from the change in net deferred income taxes in the statements of changes in capital and surplus):

	December 31,	December 31,
	2025	2024	Change

Adjusted gross deferred tax assets	$1,662,778	$1,239,119	$423,659
Total gross deferred tax liabilities	(910,319)	(437,193)	(473,126)
Adjusted deferred tax assets in excess of deferred tax liabilities	$752,459	$801,926	(49,467)
Tax effect of unrealized gains and losses			476,359
Tax credit sale			260,000
Change in net deferred income tax			$686,892
Nonadmitted deferred tax assets decreased $260,426 and increased $69,270 for the years ended December 31, 2025 and 2024, respectively.
No unrecognized DTL exists for temporary differences related to investments in foreign subsidiaries or foreign corporate joint ventures that are essentially permanent in duration.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
The provision for federal income tax incurred is different from that which would be obtained by applying the enacted federal income tax rate to income before taxes. The significant items causing these differences are as follows:

	Year Ended December 31, 2025		Year Ended December 31, 2024		Year Ended December 31, 2023
		Effective		Effective		Effective
	Amount	Tax Rate	Amount	Tax Rate	Amount	Tax Rate

Net gain (loss) from operations	$1,438,816		$1,012,537		$548,083
Realized capital gain (loss) on investments	(513,990)		(275,273)		(169,807)
Total statutory gain (loss)	$924,826		$737,264		$378,276
Statutory tax expense (benefit) at enacted rate	$194,213	21.0%	$154,826	21.0%	$79,438	21.0%
Permanent differences
Interest maintenance reserve	(6,806)	(0.7)	(4,290)	(0.6)	(12,493)	(3.3)
Nontaxable income	(4,164)	(0.5)	(2,579)	(0.3)	(2,027)	(0.5)
Nondeductible expenses	809	0.1	831	0.1	596	0.2
Nonadmitted assets	(9,725)	(1.1)	(8,564)	(1.2)	(2,107)	(0.6)
Affiliate expenses	(6,424)	(0.7)	(5,198)	(0.7)	2,540	0.7
Reinsurance adjustment A-791	(3,649)	(0.4)	1,645	0.2	4,669	1.2
Unrealized gain (loss) - options	136,578	14.8	136,250	18.5	80,597	21.3
Unrealized (gain) loss ceded	(555,827)	(60.1)	(277,653)	(37.5)	(264,570)	(70.0)
Specific reserves in surplus	(10,586)	(1.1)	(157)	—	(5,641)	(1.5)
Prior period adjustments	(48,722)	(5.3)	23,726	3.2	(23,231)	(6.1)
Insurance Company Owned Life Insurance	(31,507)	(3.4)	(2,701)	(0.4)	—	—
Tax credits and related benefits	(515,011)	(55.7)	(92,701)	(12.6)	(61,310)	(16.2)
Merger restatement	—	—	(9,684)	(1.3)	(27,458)	(7.3)
Total effective income tax expense (benefit)	$(860,821)	(93.1)%	$(86,249)	(11.6)%	$(230,997)	(61.1)%

Current federal income tax expense (benefit)	$(173,929)	(18.8)%	$(224,456)	(30.4)%	$432,244	114.3%
Current federal income tax expense (benefit) - prior period adjustments	—	0.0	18,161	2.5	70,481	18.6
Change in net deferred income tax	(686,892)	(74.3)	120,046	16.3	(733,722)	(194.0)
Total effective income tax expense (benefit)	$(860,821)	(93.1)%	$(86,249)	(11.6)%	$(230,997)	(61.1)%
The Company has non-transferrable federal tax credits to carry forward as follows at December 31, 2025:

	Year Incurred	Amount	Expiring
General Business Credit	2025	$31,648	2045

The Company estimated the utilization of the remaining federal tax credits by projecting future tax liability based on projected taxable income, tax rates and tax credits and comparing that projected future tax liability to the availability of remaining tax credits. These tax credits are fully admitted.
The Company has $0, $47,583, and $0 of federal capital gains tax from 2025, 2024 and 2023, respectively, available for recovery in the event of future capital losses. Prior year balances reflect tax returns filed as of December 31, 2025. The Company has incurred no Repatriation Transition tax.
The Company entered into a supplemental tax allocation agreement with Athene Re IV, whereby the Company is obligated to perform all of Athene Re IV's tax obligations and is entitled to accept all of

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
Athene Re IV's tax benefits. Accordingly, any current taxes payable or receivable by Athene Re IV are reflected by the Company. During 2025, 2024 and 2023, under the provisions of this agreement, $110 of tax benefit was transferred to the Company, $350 of tax benefit was transferred to the Company and $42 of tax expense was transferred from the Company, respectively.
In accordance with SSAP No. 101, the Company follows SSAP No. 5 to utilize a “more likely than not (likelihood of more than fifty percent)” approach to compute its liability for tax contingencies. No liability for tax contingencies has been recorded as the Company does not have any material items requiring establishment of a loss contingency reserve or disclosure under SSAP No. 5. Interest and penalties associated with recognized tax contingencies would be recognized within the income tax expense line in the statements of operations. Accrued interest and penalties would be included in the related tax liability line in the balance sheets.

Federal income tax of $10,501 and $166,513 is due from affiliates at December 31, 2025 and 2024, respectively, pursuant to the Tax Allocation Agreement.

As of December 31, 2025 and 2024, the Company has no unrecognized deferred tax liabilities.

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Code as of December 31, 2025 or 2024.

The following entities are included in the consolidated federal income tax return as of December 31, 2025:

Athene Annuity Re Ltd.
Athene Annuity and Life Company
Athene Annuity & Life Assurance Company of New York
Athene Life Insurance Company of New York
Athene Re USA IV, Inc.
Structured Annuity Reinsurance Company
The Company files income tax returns with the U.S. federal government and various U.S. state governments. For tax periods beginning January 1, 2019 and ending December 31, 2023, the Company was included in a consolidated return filed by the parent company, AUSA. For tax periods beginning January 1, 2024, the Company is included in a consolidated return filed by the parent company, AARe. The Company has a tax allocation agreement approved by the Company’s Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. Allocation of tax benefits is based on separate returns. Losses are paid at the time they can be used in the consolidated return. Intercompany tax balances are settled quarterly.

On August 16, 2022, the U.S. government enacted the Inflation Reduction Act of 2022 (IRA). The IRA introduced a 15% minimum corporate income tax on certain large corporations, known as the Corporate Alternative Minimum Tax (CAMT). The Company is an applicable reporting entity with tax allocation agreement exclusions.

The Company is not subject to U.S. federal and state examinations by tax authorities for years prior to 2021. The Company is under audit by the IRS as a member of the 2022 consolidated tax return filed by AUSA. Pursuant to the Company's tax allocation agreement, AUSA would be liable for the payment of any liabilities incurred as a result of this audit. The Company is not currently under exam by any state taxing authority.

The Company does not hold any transferable or non-transferable state tax credits gross of any related tax liabilities.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
11.    Premiums Due and Deferred

Deferred and uncollected life insurance premiums are summarized as follows:

	December 31, 2025			December 31, 2024
	Gross	Loading	Net	Gross	Loading	Net

Ordinary renewal	$3,212	$(803)	$4,015	$3,450	$(876)	$4,326

12.    Employee Benefit Plans

The Company is allocated a portion of the costs related to a qualified defined contribution savings and retirement plan sponsored by AUSA. The plan is a qualified 401(k) plan covering officers and employees.  The plan provides non-discretionary company matching contributions.  Expenses allocated to the Company for AUSA's contributions amounted to $12,281, $11,760, and $10,399 for 2025, 2024 and 2023, respectively.

13.    Related-Party Transactions

The Company cedes a quota share of its annuity and funding agreement business to AARe and 100% of the Closed Block liabilities to Athene Re IV. The Company cedes to STAR a 100% quota share of its benefits payable for all structured annuity contracts issued by the Company to Aviva London Assignment Corporation (an affiliated company prior to October 2, 2013). The Company also assumes a quota share of annuity business from its direct subsidiary AANY and from an affiliated entity, VIAC. Refer to Note 7 for details on these reinsurance agreements.

The Company is party to an investment management agreement with Apollo Insurance Solutions Group, LP (ISG), under which ISG agrees to provide asset management services in exchange for management fees. ISG is a subsidiary of AGM. Pursuant to the agreement, the Company pays ISG 30 basis points per annum on the Company’s managed assets. The Company incurred expenses on its general account and separate account assets of $894,280, $689,680, and $512,992 in 2025, 2024 and 2023, respectively, under the agreement with ISG.

The Company participates in Shared Services and Cost Sharing Agreements with certain other affiliated companies pursuant to which each party thereto agreed to provide certain financial, legal and other services to the other parties. Under these agreements, the Company incurred expense of $416,151, $430,515, and $378,577 during 2025, 2024 and 2023, respectively.

Some employees of Athene Employee Services, LLC (AES) and the Company participate in one or more Share Award Agreements (the Agreements) sponsored by AHL for which the Company has no legal obligation. Salary expense of AES and the Company is partially allocated to the Company through the Shared Services Agreement. Under SSAP No. 104, Share-Based Payments, the stock compensation expense associated with the Agreements that would have been allocated to the Company is required to be recorded as a capital contribution to the reporting entity. The Company has allocated the stock compensation expense associated with the Agreements based on the same methodology as the Shared Services Agreement. In accordance with SSAP No. 104, the Company incurred expense and recorded a capital contribution under the Agreements totaling $23,301, $26,638, and $50,466 in 2025, 2024 and 2023, respectively, which includes amounts contributed by the Company to downstream insurance subsidiaries.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
All intercompany balances shown as payable to or receivable from parent, subsidiaries and affiliates are settled within 90 days of their incurrence under the terms of the intercompany expense sharing agreements. These payables and receivables are presented on a net basis within the accompanying balance sheets when right of offset exists with a particular counterparty.

During 2022, the Company contributed its equity interests in certain partnership investments to Apollo Aligned Alternatives, L.P. (AAA), in exchange for a partnership interest in AAA. AAA is a strategic alternative investment vehicle designed to include investment by affiliated and unaffiliated insurers and other investors, with each investor having pro rata exposure to the underlying investments. The partnership is managed by an affiliate of the Company. Under the terms of the partnership agreement, the Company has the right to require distribution of its pro rata portion of underlying assets and direct such assets to be liquidated. During 2025 and 2024, the Company had contributions, net of distributions to AAA of $1,147,538 and $448,573, respectively.

During 2025 and 2024, in the normal course of business, the Company had purchases and contributions, net of sales and distributions, to non-AAA affiliated partnership investments of $169,090 and $431,136, respectively.

During 2025 and 2024, the Company transferred $2,664,709 and $470,814, respectively, of bonds to AARe in association with reinsurance settlements. These investments were included within bonds on the accompanying balance sheets. All transactions were based on the fair value of the assets at the transaction date.

During February 2023, the Company received a $100,000 capital contribution from its parent, AARe. This capital contribution was accrued at December 31, 2022 as a $100,000 receivable from parent with a corresponding increase in gross paid in and contributed surplus. In accordance with SSAP No. 72, Surplus and Quasi Reorganizations, capital contributions receivable that are satisfied with the receipt of cash or marketable securities prior to the filing of the annual statement shall be treated as a Type I subsequent event and considered an admitted asset based on evidence of collection and approval of the domiciliary commissioner.

In addition to the accrued capital contributions and stock compensation described above, during 2025, 2024 and 2023, the Company received $0, $934,000 and $1,400,000, respectively, of assets in kind and cash capital contributions from its parent, AARe.

As of December 31, 2025 and 2024, the Company holds $11,295,451 and $8,628,116, respectively, of other invested assets representing holdings of affiliated partnership investments. The Company also had $38,891,066 and $29,239,015 of affiliated bond holdings, $1,325,830 and $1,379,975 of affiliated mortgage loans on real estate and $75,000 and $57,362 of affiliated preferred stocks as of December 31, 2025 and 2024, respectively.

During 2025 and 2024, the Company recaptured, amended, and entered into new reinsurance agreements with affiliates. See Note 7 for the details of those changes.

The Company believes that the transactions with affiliates are reasonable and appropriate; however, the operations of the Company may not be indicative of those that would have occurred had the Company operated as a stand-alone entity.

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
14.    Separate Accounts

The Company maintains five separate account arrangements:
Funding Agreement Separate Account: This separate account contains funding agreements issued to the FHLB. These funding agreements are secured by assets in the Company's general account. The funding agreements may not be accelerated by the holder unless there is a default under the agreement, but the Company may retire the funding agreement policies at any time.

Variable Annuity and Variable Life Separate Accounts: These separate accounts consist of individual variable annuities and variable universal life products. Net investment experience is credited directly to the policyholder and can be positive or negative, as determined by the performance or fair value of the investments held. The variable annuities generally provide an incidental death benefit of the greater of account value or premium paid. The assets and liabilities of these accounts are carried at fair value. No new variable annuity or variable life policies related to these separate accounts are being issued.

Group Annuity Separate Accounts: This contains separate accounts which support annuities payable under group fixed annuity contracts issued to various employers, or trusts established by such employers, in respect of those employers' pension plans. The assets and liabilities of these separate accounts are carried at the same basis as the general account. The Company's general account contributed $0, $0 and $140,000 to the Group Annuity Separate Accounts in 2025, 2024 and 2023, respectively. The group fixed annuity contracts obligate the Company’s general account to make annuity payments if the separate account is not able to do so. The product is included in Company's asset adequacy testing.

Index-Linked Deferred Annuity Separate Accounts: These separate accounts support registered index-linked deferred annuity contracts issued by the Company.  The assets and liabilities are carried at the same basis as the general account. During 2025 and 2024, no amounts were withdrawn from the index-linked deferred annuity separate accounts. During 2023, the Company's general account withdrew $24,602 from the index-linked deferred annuity separate accounts. The Company’s general account has guaranteed the amounts under the index-linked deferred annuity contracts, to the extent not covered by the assets in the separate account. The product is included in Company's asset adequacy testing.
Private Placement Variable Annuity Separate Accounts: These separate accounts report private placement variable deferred annuities issued by the Company to purchasers meeting the requirements as a qualified purchaser or an accredited investor under applicable federal securities laws. The assets of these separate accounts are carried at fair value. Net investment experience is credited directly to the policyholder and can be positive or negative, as determined by the performance or fair value of the investments held.
The Company’s general account has not paid toward separate account guarantees during the last five years. To compensate the general account for the risk taken, the Company's separate accounts have paid risk charges during the last five years as follows:

2025	$24,654
2024	$24,556
2023	$22,954
2022	$19,408
2021	$12,823

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
The separate account assets legally insulated from the general account is as follows:

	December 31, 2025		December 31, 2024
	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated
Funding Agreement Separate Account	$—	$212,465	$—	$107,023
Variable Annuity Separate Accounts	29,651	—	29,454	—
Variable Universal Life Separate Account	12,109	—	12,004	—
Group Annuity Separate Accounts	43,352,257	—	45,014,387	—
Index-Linked Deferred Annuity Separate Accounts	6,629,067	—	4,625,164	—
Private Placement Variable Annuity Separate Account	162,471	—	94,221	—
Total separate account assets	$50,185,555	$212,465	$49,775,230	$107,023

Information regarding the separate accounts of the Company is as follows:

		Nonindexed	Nonindexed	Non-
		Guaranteed	Guaranteed	Guaranteed
		Less Than/	More	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, considerations or deposits
for year ended December 31, 2025	$284,340	$4,008,355	$4,141,645	$56,516	$8,490,856

Balances at December 31, 2025
For accounts with assets at
Fair value	—	—	—	204,129	204,129
Amortized cost	6,439,518	27,755,956	36,243,554	—	70,439,028
Total reserves	6,439,518	27,755,956	36,243,554	204,129	70,643,157
By withdrawal characteristics
Subject to discretionary withdrawal
With market value adjustment	6,439,518	1,830,424	806,565	—	9,076,507
At fair value	—	—	—	204,129	204,129
At book value without market value adjustment and with current surrender charge less than 5%	—	47,588	90,150	—	137,738
Not subject to discretionary withdrawal	—	25,877,945	35,346,838	—	61,224,783
Total reserves	$6,439,518	$27,755,957	$36,243,553	$204,129	70,643,157
Interest maintenance reserve					(6,058)
Other transfers to general account due or accrued					(22,158,151)
Other amounts payable on reinsurance					376,959
Other					413,110
Total separate account liabilities					$49,269,017

Net transfers to or (from separate accounts)	$944,312	$—	$(654,083)	$50,866	$341,095

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)

		Nonindexed	Nonindexed	Non-
		Guaranteed	Guaranteed	Guaranteed
		Less Than/	More	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Premiums, considerations or deposits
for year ended December 31, 2024	$234,224	$1,600,000	$8,033,836	$86,012	$9,954,072

Balances at December 31, 2024
For accounts with assets at
Fair value	—	5,077	—	130,530	135,607
Amortized cost	4,455,800	25,987,451	32,175,376	—	62,618,627
Total reserves	4,455,800	25,992,528	32,175,376	130,530	62,754,234
By withdrawal characteristics
Subject to discretionary withdrawal
With market value adjustment	4,455,800	2,817,302	—	—	7,273,102
At fair value	—	5,077	—	130,530	135,607
At book value without market value adjustment and with current surrender charge less than 5%	—	113,588	—	—	113,588
Not subject to discretionary withdrawal	—	23,056,561	32,175,376	—	55,231,937
Total reserves	$4,455,800	$25,992,528	$32,175,376	$130,530	62,754,234
Interest maintenance reserve					26,210
Other transfers to general account due or accrued					(14,735,349)
Other amounts payable on reinsurance					477,419
Other					188,768
Total separate account liabilities					$48,711,282

Net transfers to or (from separate accounts)	$892,319	$—	$(667,573)	$82,230	$306,976

		Nonindexed	Nonindexed	Non-
		Guaranteed	Guaranteed	Guaranteed
		Less Than/	More	Separate
	Indexed	Equal to 4%	Than 4%	Accounts	Total
Year Ended December 31, 2023
Premiums, considerations or deposits	$170,022	$750,000	$4,502,270	$3,062	$5,425,354

Net transfers to or (from) separate accounts	$453,888	$219	$1,350,089	$(1,871)	$1,802,325

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
A reconciliation of combined net transfers to or (from) separate accounts is as follows:

	Years Ended December 31,
	2025	2024	2023

Transfers to separate accounts	$491,153	$503,358	$2,199,670
Transfers from separate accounts	(150,058)	(196,382)	(397,345)
Net transfers to or (from) separate accounts	341,095	306,976	1,802,325
Other adjustments	949	59	346
Transfer to separate account, net, as reported in the
Statements of Operations	$342,044	$307,035	$1,802,671
15.    Commitments and Contingencies

The Company has unfunded commitments in certain investments in the general and separate accounts totaling $25,640,343 at December 31, 2025.

Effective July 31, 2019, the Company entered into a Capital Maintenance Agreement to provide capital support to its wholly owned subsidiary, AANY, such that the Company has agreed to maintain AANY’s total adjusted capital in an amount at least equal to 300% of AANY’s company action level risk-based capital. Also, effective July 31, 2019, the Company entered into an agreement to guarantee payment of all amounts due from its subsidiary, AANY, to the contract and certificate holders under the terms of a group annuity contract issued by AANY during August 2019.  Given the current capital level of AANY, the likelihood of payment by the Company under the terms of these agreements is remote.

On October 22, 2020, the Company entered into an Assignment Agreement with AANY pursuant to which the Company assigned all rights and obligations related to certain individuals entitled to annuity payments from existing PGA business. In the remote scenario and only to the extent AANY is unable to perform its obligations to New York residents entitled to payments under the existing assigned PGA transactions, the Company will be required to satisfy any of the remaining obligations.

Guaranty Association Assessments - Guaranty associations may subject member insurers, including the Company, to assessments that require the insurers to pay funds to cover contractual obligations under insurance policies issued by insurance companies that become impaired or insolvent. The assessments are based on an insurer’s proportionate share of premiums written in that state during a specified one-year or three-year period for lines of business in which the impaired or insolvent insurer engaged, subject to prescribed limits. As of December 31, 2025 and 2024, the Company recorded a liability of $6,453 and $18,199, respectively, based on the current best estimate of future assessments expected, as well as an asset of $11,463 and $11,300, respectively, for future premium tax credits.  The actual amount of assessments levied against the Company may vary from this estimate.

Fiduciary or Best Interest Standards - On February 13, 2020, the NAIC adopted the Suitability in Annuity Transactions Model Regulation (SAT), which places responsibilities upon issuing insurance companies with respect to the suitability of annuity sales, including responsibilities for training agents. In addition the SAT incorporates a “best interest” or similar standard with respect to the suitability of annuity sales. A producer is considered to have acted in the best interest of the customer if they have satisfied certain prescribed obligations regarding care, disclosure, conflict of interest and documentation. State adoption of these revisions, and any future changes in such laws and regulations, may impact the way our US insurance subsidiaries market and sell their annuity products. Forty-eight states, including Iowa, have adopted the amended SAT that includes a best interest standard. On July 22, 2018, separate and apart

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
from the NAIC, the NYDFS issued amendments to its SAT regulation to incorporate a “best interest” standard with respect to the suitability of life insurance and annuity sales. The amendments made by NYDFS are currently the subject of litigation. Future changes in such laws and regulations, including those that impose a “best interest” standard, may impact the way the Company and its subsidiaries market and sell annuity products.

Since 2016, the DOL has issued various regulations expanding the definition of “investment advice” and broadening the circumstances under which distributors and manufacturers of insurance and annuity products could be considered “fiduciaries” and subject to certain standards in providing advice. On December 15, 2020, the DOL issued regulatory action to reinstate the pre-2016 regulatory definition of fiduciary advice. In the preamble to Prohibited Transaction Exemption (PTE) 2020-02, however, the DOL announced a new interpretation of parts of the regulation that broadens the circumstances under which producers, including insurance producers, could be considered fiduciaries under ERISA in connection with recommendations to “rollover” assets from a qualified retirement plan to an IRA or from an IRA to another IRA. For this purpose, “IRA” includes individual retirement annuities. This guidance reverses an earlier DOL interpretation suggesting that rollover advice by someone who was not already a fiduciary to a plan did not constitute investment advice giving rise to a fiduciary relationship. In connection with the broadened application of the fiduciary definition, the DOL’s PTE 2020-02 allows fiduciaries to receive compensation in connection with providing investment advice, including advice about rollovers, that would otherwise be prohibited as a result of their fiduciary relationship to the ERISA Plan, a participant in the ERISA Plan, or an IRA owner. On April 23, 2024, the Department of Labor published the final version of the fiduciary rule and certain prohibited transaction exemptions, including PTE 84-24 and PTE 2020-02. The effective date of September 23, 2024, is currently on hold due to legal challenges. Two federal district courts in Texas issued stays on the implementation and the DOL filed an appeal to these decisions. The appeals were later dismissed on November 28, 2025. There has been indication the DOL may revisit addressing the rule in 2026 and we will continue to monitor the situation to determine if any update would impact our business.

In addition to the matters previously discussed, the Company is routinely involved in litigation and other proceedings, reinsurance claims and regulatory proceedings arising in the ordinary course of its business. At present, no contingencies related to pending litigation and regulatory matters are considered material in relation to the financial position of the Company.

Estimates of possible losses or ranges of losses for particular matters cannot, in the ordinary course, be made with a reasonable degree of certainty. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially adversely affected by an ultimate unfavorable resolution of pending litigation and regulatory matters.

16.    Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholder. Generally, without prior regulatory approval, dividends paid during the year must be paid from earned surplus and may not exceed the greater of (1) ten percent of the Company’s paid-in and unassigned surplus as of the preceding December 31, or (2) the Company’s net gain from operations before net realized capital gains on investments for the preceding year. Based on December 31, 2025 results, the Company may not declare or pay dividends without approval in 2026. The Company did not declare or pay dividends during the years ended 2025, 2024 and 2023.

In connection with the acquisition of AUSA during 2013, AHL entered into a Net Worth Maintenance Agreement to provide capital support to the Company such that AHL is obligated to maintain the Company’s capital and surplus in an amount sufficient to maintain the Company’s Total Adjusted Capital

Athene Annuity and Life Company
Notes to Financial Statements – Statutory-Basis
December 31, 2025, 2024 and 2023
(Dollars in thousands)
to be at least 200% of Company Action Level Risk-Based Capital (RBC).  The agreement also provides that the Company will not pay any dividends if such dividends would cause the Company Action Level RBC ratio to fall below 200%.

Effective January 30, 2020, the Company's then parent, AADE, entered into a Capital Maintenance Agreement to provide capital support to the Company, in an amount sufficient to satisfy the insurance laws of the State of New Jersey, in order to obtain authority for the Company to issue registered index-linked annuities in New Jersey (Original Agreement). In connection with the merger of AADE into the Company, effective October 11, 2024, the Company’s new parent, AARe, entered into a Capital Maintenance Agreement with similar terms to continue to provide capital support to the Company in an amount sufficient to satisfy the insurance laws of the State of New Jersey. The agreement will remain in effect for ten years from the Original Agreement’s effective date.

Life insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to the Company. At December 31, 2025 and 2024, the Company exceeds all control levels of the RBC requirements.

During 2025, 2024 and 2023, the Company received and made capital contributions. See Note 13 for additional details regarding capital contributions.

During 2017, $1,502,316 of the Company's surplus was reset under SSAP No. 72, Surplus and Quasi-Reorganizations, as a reclassification of unassigned surplus to paid-in surplus. In accordance with SSAP No. 72, the Company is required to disclose this surplus reset for ten years following its effective date.
17.    Subsequent Events

The Company has evaluated subsequent events through March 31, 2026, the date that these financial statements were available to be issued.

18.    Reconciliation to the Statutory Annual Statement

There are no reconciling items between total assets, total liabilities, capital and surplus or net income as previously reported to state regulatory authorities in the 2025, 2024 and 2023 Annual Statements and those reported in the accompanying financial statements.

PART C - OTHER INFORMATION

Item 27. Exhibits

a.Board Resolution establishing Registered Separate Account. Not Applicable

b.Custodian Agreements. Not Applicable

c.Underwriting Contracts.

(c)(1) Underwriting and Distribution Agreement, dated March 2, 2026, between Athene Annuity and Life Company and Athene Securities, LLC (incorporated by reference to Exhibit (c)(1) to the Form N-4 filed on April 3, 2026 File No. 333-291754)

d.Form of Contract.

(d)(1) Form of Contract of Single Purchase Payment Index-Linked Deferred Annuity Contract (incorporated by reference to Exhibit 4.1. to the Form S-1 filed on April 1, 2019 File No. 333-225544)

e.Form of Application.

(e)(1) Form of Application for Athene Amplify Single Purchase Payment Index-Linked Deferred Annuity Contract (incorporated by reference to Exhibit 4.2 to the Form S-1 filed on April 1, 2019 File No. 333-225544)

f.Part Insurance Company’s Certificate of Incorporation and Bylaws.

(f)(1) Amended and Restated Articles of Incorporation of Athene Annuity and Life Company (incorporated by reference to Exhibit 3.1 to the Form S-1 filed on June 8, 2018 File No. 333-225544)

(f)(2) Amended and Restated By-laws of Athene Annuity and Life Company (effective August 12, 2019) (incorporated by reference to Exhibit 3.2 to the POS AM filed on April 20, 2022 File No. 333-252851)

g.Reinsurance Contracts.

(g)(1) Third Amended and Restated Modified Coinsurance Agreement (Retail Flow Annuity Business) effective as of July 1, 2025, between Athene Annuity Re Ltd. and Athene Annuity and Life Company (Schedules II, III, and Exhibit A have been omitted) (incorporated by reference to Exhibit (g)(1) to the N-4 filed on November 24, 2025 File No. 333-291754)

h.Participation Agreements. Not Applicable

1

i.Administrative Contracts.

(i)(1) Shared Services and Cost Sharing Agreement, dated as of January 1, 2020, among Athene Employee Services, LLC, Athene USA Corporation, Athene Annuity & Life Assurance Company, Athene Annuity and Life Company, Athene London Assignment Corporation, Athene Assignment Corporation, Athene Re USA IV, Inc., Athene Securities, LLC, Athene Risk Aggregator, LLC, Athene Noctua, LLC and Athene Annuity Re Ltd. (incorporated by reference to Exhibit 10.1.2 to the Form POS AM filed on April 3, 2020 File No. 333-225544)

(i)(2) Amendment No. 1 to the Shared Services and Cost Sharing Agreement, dated as of January 1, 2020, among Athene Employee Services, LLC, Athene USA Corporation, Athene Annuity & Life Assurance Company, Athene Annuity and Life Company, Athene London Assignment Corporation, At Athene Assignment Corporation, Athene Re USA IV, Inc., Athene Securities, LLC, Athene Risk Aggregator, LLC, Athene Noctua, LLC and Athene Annuity Re Ltd (incorporated by reference to Exhibit 10.1.2 to the Form POS AM filed on April 3, 2024 – File No. 333-264102)

(i)(3) Shared Services and Cost Sharing Agreement, dated as of January 1, 2020, among Athene Employee Services, LLC, Athene Annuity and Life Company, P.L. Assigned Services, Inc., Athene Annuity & Life Assurance Company of New York and Athene Life Insurance Company of New York (incorporated by reference to Exhibit 10.1.2 to the Form S-1/A filed on December 3, 2021 File No. 333-252851)

(i)(4) Amendment No. 1 to the Shared Services and Cost Sharing Agreement, dated as of January 1, 2020, among Athene Employee Services, LLC, Athene Annuity and Life Company, P.L. Assigned Services, Inc., Athene Annuity & Life Assurance Company of New York and Athene Life Insurance Company of New York (incorporated by reference to Exhibit 10.2.2 to the Form POS AM filed on April 3, 2024 – File No. 333-264102)

j. Other Material Contracts.

(j)(i) Investment Management Agreement, dated as of October 2, 2013, by and between Aviva Life and Annuity Company (now known as Athene Annuity and Life Company) and Athene Asset Management LLC (incorporated by reference to Exhibit 10.7.1 to the Form S-1 filed on April 1, 2019 File No. 333-225544)

(j)(2) Amendment One to Investment Management Agreement, effective November 1, 2015, between Athene Annuity and Life Company and Athene Asset Management, L.P. (incorporated by reference to Exhibit 10.7.2 to the Form S-1 filed on April 1, 2019 File No. 333-225544)

(j)(3) Second Amended and Restated Master Sub-Advisory Agreement, effective as of October 1, 2019, among Athene Asset Management L.P., Apollo Capital Management, L.P., Apollo Global Real Estate Management, L.P., ARM Manager LLC, Apollo Longevity, LLC and Apollo Emerging Markets, LLC. (incorporated by reference to Exhibit 10.4.1 to the Form POS AM filed on April 3, 2020 File No. 333-225544)

2

(j)(4) Unsecured Revolving Promissory Note, dated as of May 1, 2021, among Athene USA Corporation, Athene Annuity & Life Assurance Company, Athene Annuity and Life Company and Athene Employee Services, LLC. (incorporated by reference to Exhibit 10.5 to the Form S-1 filed on December 3, 2021 File No. 333-252851)

k. Legal Opinion.

(k)(1) Opinion of Legal Counsel (incorporated by reference to Exhibit (k)(1) to the Form 485BPOS on April 16, 2025 File No. 333-264102)

l. Other Opinions.

(l)(1) Consent of Eversheds Sutherland (US) LLP

(l)(2) Consent of Deloitte & Touche LLP regarding Athene Annuity and Life Company financial statements

m. Omitted Financial Statements. Not Applicable

n. Initial Capital Agreement.

(n)(1) Net Worth Maintenance Agreement, effective as of October 1, 2013, by Athene Holding, Ltd. for the benefit of Aviva Life and Annuity Company (now known as Athene Annuity and Life Company). (incorporated by reference to Exhibit 10.8 to the Form S-1 filed on April 1, 2019 File No. 333-225544)

(n)(2) Capital Maintenance Agreement, as of October 11, 2024, by and between Athene Annuity Re Ltd. for the benefit of Athene Annuity and Life Company (incorporated by reference to Exhibit (n)(2) to the Form 485BPOS on April 16, 2025 File No. 333-264102)

o. Form of Initial Summary Prospectus. Not Applicable.

p. Powers of Attorney.

(p)(1) Powers of Attorney

q. Letter Regarding Change in Certifying Accountant. Not Applicable.

r. Historical Current Limits on Index Gains for twelve months ended December 31, 2025.

(r)(1) Annual Rate Exhibit

3

Item 28. Directors and Officers of the Insurance Company

Name and Principal Business Address	Positions with the Insurance Company

Grant Kvalheim	Chief Executive Officer and Director
Sean Brennan	Co-President, Chief Commercial Officer and Director
Michael S. Downing	Co-President, Chief Operating Officer and Director
Denise Martin	Vice President, Controller
Randall Epright	Executive Vice President, Chief Information Officer and Director
Kristi Burma	Executive Vice President, Human Resources
Keith Pinkley	Executive Vice President, Retail Sales
Sandra L. Stokley	Executive Vice President, Insurance Operations
Meha Jain	Senior Vice President, Treasurer
Shailendra Panchal	Senior Vice President, Asset Risk
Louis-Jacques Tanguy	Director
Mitra Hormozi	Director
Lawrence Ruisi	Director
Francis Sabatini	Director
Hope Taitz	Director
Blaine Doerrfeld	Secretary

The business address of each of the Company’s directors and officers listed in the table above is c/o Athene Annuity and Life Company, 7700 Mills Civic Pkwy, West Des Moines, IA 50266.

Item 29. Persons Controlled by or Under Common Control with the Insurance Company

The Company is an indirect, wholly owned subsidiary of Athene Holding Ltd. (“AHL”). Effective January 1, 2022, as a result of the merger of AHL and Apollo Global Management Inc. (“AGM”), AGM became the parent company of AHL and its subsidiaries, including the Company. All of AHL’s outstanding voting common stock is owned by AGM.

For more information regarding the company structure of AGM and AHL please refer to the organizational chart filed herein.

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Item 30. Indemnification

Section 490.202 of the Iowa Business Corporation Act (the “IBCA” or the “Act”), provides that a corporation’s articles of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for any action taken, or failure to take action, as a director, except liability for (1) the amount of a financial benefit received by a director to which the director is not entitled, (2) an intentional infliction of harm on the Company or the shareholders, (3) a violation of Section 490.832 of the IBCA or (4) an intentional violation of criminal law.

Further, Section 490.851 of the IBCA provides that a corporation may indemnify its directors who may be party to a proceeding against liability incurred in the proceeding by reason of such person serving in the capacity of director, if such person has acted in good faith and in a manner reasonably believed by the individual to be in the best interests of the corporation, if the director was acting in an official capacity, and in all other cases that the individual’s conduct was at least not opposed to the best interests of the corporation, and in any criminal proceeding if such person had no reasonable cause to believe the individual’s conduct was unlawful or the director engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the articles of incorporation. The indemnity provisions under Section 490.851 do not apply (i) in the case of actions brought by or in the right of the corporation except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct set forth above or (ii) in connection with any proceedings with respect to conduct for which the director was adjudged liable on the basis that the director received a financial benefit to which the director was not entitled, whether or not involving action in the director’s official capacity.

In addition, Section 490.852 of the IBCA provides mandatory indemnification of reasonable expenses incurred by a director in connection with the proceeding who is wholly successful in defending any action in which the director was a party because the director is or was a director of the corporation. A director who is a party to a proceeding because the person is a director may also apply for court-ordered indemnification and advance of expenses under Section 490.854 of the IBCA. Article XI.1 of the Bylaws of the Company provides for indemnification of Company directors, officers, employees, and agents against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement or other disposition actually and reasonably incurred in connection with a proceeding.

Section 490.853 of the IBCA provides that a corporation may, before final disposition of a proceeding, advance funds to pay for or reimburse the reasonable expenses incurred in connection with the proceeding by a director who is a party to a proceeding because such person is a director if the director delivers a written undertaking to repay any funds advanced if the director is not entitled to mandatory indemnification under Section 490.852 of the IBCA and it is ultimately determined that the director has not met the standard of conduct described above. Article XI.4 of the Bylaws of the Company provides for advancement of expenses actually incurred in advance of the final disposition of a proceeding within twenty calendar days after the receipt by the Company of a statement from the indemnified party requesting such advance that reasonably evidences the expenses incurred by the indemnified party, provided that the
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Company's obligation to pay such expenses is contingent upon the indemnified party providing any undertaking required by the IBCA.

Under Section 490.856 of the IBCA, a corporation may indemnify and advance expenses to an officer of the corporation who is a party to a proceeding because such person is an officer, to the same extent as a director. In addition, if the person is an officer but not a director, further indemnification may be provided by the corporation’s articles of incorporation or bylaws, a resolution of the board of directors or by contract, except liability for (1) a proceeding by or in the right of the corporation other than for reasonable expenses incurred in connection with the proceeding and (2) conduct that constitutes receipt by the officer of a financial benefit to which the officer is not entitled, an intentional infliction of harm on the corporation or the shareholders or an intentional violation of criminal law. Such indemnification is also available to an officer who is also a director if the basis on which the officer is made a party to a proceeding is an act taken or a failure to take action solely as an officer. Article XI of the Bylaws of the Company apply equally to directors and officers of the Company as well as to employees and agents of the Company.

As permitted by the Iowa state law:

Article X of the Amended and Restated Articles of Incorporation of Athene Annuity and Life Company provides that:

“A director of the Company shall not be personally liable to the Company or its shareholder for money damages for any action taken, or any failure to take any action, as a director, except liability for any of the following: (1) the amount of a financial benefit received by a director to which the director is not entitled; (2) an intentional infliction of harm on the Company or the shareholders; (3) a violation of Section 833 of the Iowa Business Corporation Act; or (4) an intentional violation of criminal law. If the Iowa Business Corporation Act is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Company, in addition to the limitation on personal liability provided herein, shall be eliminated or limited to the extent of such amendment, automatically and without any further action, to the fullest extent permitted by law. Any repeal or modification of this Article by the shareholders of the Company shall be prospective only and shall not adversely affect any limitation on the personal liability or any other right or protection of a director of the Company with respect to any state of facts existing at or prior to the time of such repeal or modification.”

The Amended and Restated Bylaws of Athene Annuity and Life Company (effective August 12, 2019) provide:

In Article XI.1 that “To the fullest extent permitted by applicable law as then in effect, the Corporation (a) shall indemnify any person (the "Indemnitee”) who is or was involved in any manner (including without limitation, as a party or a witness) or is threatened to be made so involved in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including without limitation, any action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor) (a "Proceeding") by reason of the fact that he or she is or was a director, officer, employee or agent
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of the Corporation, or is or was serving at the request of the Corporation as a director, officer employee, agent, trustee, plan administrator or plan fiduciary of another corporation, partnership, joint venture, trust or other enterprise (including without limitation, any employee benefit plan), against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement or other disposition actually and reasonably incurred by the Indemnitee in connection with such Proceeding, and (b) shall indemnify each Indemnitee against all expenses (including attorneys’ fees actually and reasonably incurred by the Indemnitee in seeking to enforce its rights under this Article XI (by means of legal action or otherwise). Absent a court order to indemnify, the Corporation’s obligation for indemnification stated above is contingent upon satisfaction by the Indemnitee of the applicable indemnification standards required by the Act”; and

In Article XI.4 “In furtherance and not in limitation of the foregoing provisions, all expenses (including attorneys’ fees) actually incurred by or on behalf of an Indemnitee in advance of the final disposition of a Proceeding shall be advanced to the Indemnitee by the Corporation within 20 calendar days after the receipt by the Corporation of a statement or statements from the Indemnitee requesting such advance or advances from time to time. Such statement or statements shall reasonably evidence the expenses incurred by the Indemnitee. The Corporation’s obligation to pay expenses pursuant to this Section shall be contingent upon the Indemnitee providing any undertaking required by the Act.”

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Item 31. Principal Underwriter

(a)Other Activities. Not Applicable.

(b)Directors, Officers or Partners of Athene Securities LLC

Name and Principal Business Address	Positions with Underwriter

Chad Batterson	President and Chief Operating Officer
Antony Geyelin	Vice President
Sheila Burton	Chief Compliance Officer
Blaine Doerrfeld	Manager

Unless otherwise indicated, the principal business address of the above individuals is: 7700 Mills Civic Pkwy, West Des Moines, IA, 50266.

(c)Compensation received from Registrant: $82.54 million1

Item 31A. Information About Contracts with Index-linked Options and Fixed Options Subject to Contract Adjustments

(a)

Name of the Contract	Number of Contracts outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Athene Amplify®	5,840	$770,442,918	0	$0.00	$49,534,136	No

(b) Please refer to Exhibit (r)(1).

Item 32. Location of Accounts and Records

Not applicable.

1 The Registrant may fund Athene Securities’ operating and other expenses, including overhead, legal and accounting fees, Financial Professional training, compensation for the Athene Securities management team, and other expenses associated with the Contracts. In addition, under the distribution agreement the Registrant pays selling commissions to Athene Securities, which Athene Securities re-allows to the selling broker-dealers. Athene Securities does not retain any commissions on the sale of the Contracts.
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Item 33. Management Services

The Company is party to Shared Services and Cost Sharing Agreements with Athene Employee Services LLC (AES), Apollo Insurance Solutions Group, LP (ISG), AHL, Athene USA Corporation and certain other affiliated companies pursuant to which each party thereto agreed to provide certain financial, legal and other services to the other parties. Under these agreements, the Company incurred expense of $416.2 million, $430.5 million, and $378.6 million during 2025, 2024 and 2023, respectively.

The Company is party to an investment management agreement with ISG, under which ISG agrees to provide asset management services in exchange for management fees. ISG is a subsidiary of AGM. Pursuant to the agreement, the Company pays ISG 30 basis points per annum on the Company’s managed assets. The Company incurred expenses on its general account and separate account assets of $894.3 million, $689.7 million, and $513.0 million in 2025, 2024 and 2023, respectively, under the agreement with ISG.

Item 34. Fee Representation and Undertakings

Regarding the offering of the Indexed Strategies under this Registration Statement, the Company undertakes:

1.To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2.That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
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SIGNATURES
    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Des Moines, State of Iowa, on the 3rd day of April, 2026.

Athene Annuity and Life Company
(Registrant)

By: /s/ Grant Kvalheim
Grant Kvalheim
Chief Executive Officer
    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Grant Kvalheim	Chief Executive Officer and Director	April 3, 2026
Grant Kvalheim

/s/ Denise Martin	Vice President, Controller	April 3, 2026
Denise Martin	(Principal Financial Officer & Principal Accounting Officer)

/s/ *	Co-President, Chief Commercial Officer, and Director	April 3, 2026
Sean Brennan*

/s/ *	Co-President, Chief Operating Officer, and Director	April 3, 2026
Michael Downing*

/s/ *	Executive Vice President,Chief Information Officer, and Director	April 3, 2026
Randall Epright*

/s/ *	Director	April 3, 2026
Mitra Hormozi*

/s/ *	Director	April 3, 2026
Francis P. Sabatini*

/s/ *	Director	April 3, 2026
Hope S. Taitz*

/s/ *	Director	April 3, 2026
Lawrence J. Ruisi*

/s/ *	Director	April 3, 2026
Louis-Jacques Tanguy*

/s/ Blaine Doerrfeld	Attorney-in-Fact	April 3, 2026
Blaine Doerrfeld
*Executed by Blaine Doerrfeld on behalf of those indicated pursuant to Power of Attorney filed herein.
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